                            SCHEDULE 14A INFORMATION


PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                  T-NETIX, INC.
          -------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)
          -------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ] No fee required


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


       (1) Title of each class of securities to which transaction applies:

                              Common Stock
           ---------------------------------------------------------

       (2) Aggregate number of securities to which transaction applies:

                               4,231,315
           ---------------------------------------------------------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           $5.6875, the average of the high and low prices of T-NETIX Stock on the Nasdaq National Market on February 9, 1999.

       (4) Proposed maximum aggregate value of transaction:

                 $24,065,604
           ---------------------------------------------------------

       (5) Total fee paid:

                  $4,813.12
           ---------------------------------------------------------


[X]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)    Amount Previously Paid:


           ---------------------------------------------------------

    (2)    Form, Schedule or Registration Statement No.:


           ---------------------------------------------------------

    (3)    Filing Party:


           ---------------------------------------------------------

    (4)    Date Filed:


           ---------------------------------------------------------

                                PRELIMINARY COPY

                                  T-NETIX, INC.

                  MERGER PROPOSED--YOUR VOTE IS VERY IMPORTANT


         The Boards of Directors of Gateway Technologies, Inc. and T-NETIX, Inc. have agreed to combine Gateway and T-NETIX. Your Board of Directors believes that this proposed merger will create one of the strongest specialized call processing companies in the country. This combination of two companies which individually have been among the specialized call processing industry's leaders will create an even more dynamic competitor with annual revenues of nearly $70 million, and a strong financial position from which to generate growth internally and through possible expansion into other call processing services. The familiarity of the two companies with one another should assist the integration of the two companies. Your Board of Directors unanimously approved the merger and believes that the merger is in your best interest.



         In the merger, a subsidiary of T-NETIX will merge with and into Gateway, and Gateway will become a wholly owned subsidiary of T-NETIX. Your shares of T-NETIX common stock will not change as a result of the merger. T-NETIX will issue up to 4,231,315 shares to current shareholders of Gateway in connection with the merger. Also in connection with the merger, we will amend two of T-NETIX's stock option plans to increase the number of shares which may be optioned under the plans from 2,000,000 to 2,600,000. We will not amend the plans unless the shareholders approve the issuance of the shares in connection with the merger.



         We cannot complete the merger unless the shareholders of T-NETIX approve the issuance of the shares and the amendment to the plans. We will hold a special meeting of our shareholders to vote on these proposals. YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the shareholder meeting, please take the time to vote by completing and mailing the enclosed proxy card to us. If you date and mail your proxy card without indicating how you want to vote, your proxy will be counted as a vote FOR the merger and FOR the amendment to the plans.


         The date, time and place of the meeting are as follows:

                  67 Inverness Drive East, Suite 100
                  Englewood, Colorado 80112

                  March 29, 1999, 10:00 a.m. local time


         This Proxy Statement gives you detailed information about the merger we are proposing, and it includes our merger agreement as an appendix. We encourage you to read this entire document carefully. You can also obtain information about T-NETIX from publicly available documents that T-NETIX has filed with the Securities and Exchange Commission.



         I enthusiastically support this compelling combination of two of the premier franchises in specialized call processing and join with the other members of your Board of Directors in recommending that you vote in favor of the merger and in favor of amending the stock option plans.


                                 Alvyn A. Schopp
                             Chief Executive Officer
                                  T-NETIX, Inc.


             PLEASE SEE "RISK FACTORS" AT PAGE 25 OF THIS DOCUMENT.

--------------------------------------------------------------------------------
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of the securities to be issued under this Proxy Statement or determined if this Proxy Statement is accurate or adequate. Any representation to the contrary is a criminal offense.
--------------------------------------------------------------------------------

                     Proxy Statement dated February 26, 1999
           and first mailed to shareholders on or about March 1, 1999

                                  T-NETIX, INC.
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS


         A special meeting of shareholders of T-NETIX, Inc. ("T-NETIX") will be held at T-NETIX's headquarters at 67 Inverness Drive East, Suite 100, Englewood, Colorado, on Monday, March 29, 1999, at 10:00 a.m., local time, for the following purposes:

         1. To consider and vote upon a proposal to approve the issuance of up to 4,231,315 shares of common stock, $0.01 stated value, of T-NETIX to the shareholders of Gateway Technologies, Inc. ("Gateway"), in accordance with the Agreement and Plan of Merger dated as of February 10, 1999 (the "Merger Agreement"), among T-NETIX, Gateway, and a wholly owned subsidiary of T-NETIX called T-NETIX Acquisition Corp. ("TAC"), pursuant to which TAC will be merged with and into Gateway (the "Merger") with Gateway surviving the Merger as a wholly owned subsidiary of T-NETIX.

         2. To consider and vote upon a proposal in connection with the Merger to amend T-NETIX's 1993 Incentive Stock Option Plan and T-NETIX's Non-Qualified Stock Option Plan (collectively, the "Plans") to increase from 2,000,000 to 2,600,000 the number of shares which may be optioned under the Plans.

         These matters are described in detail in the accompanying Proxy Statement. The Plans will not be amended unless the shareholders approve both proposals listed above.


         The record date for determining the holders of common stock entitled to vote at the special meeting or any adjournment thereof is the close of business on February 24, 1999.


         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE TO APPROVE THE PROPOSALS LISTED ABOVE.


         PLEASE PROMPTLY VOTE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE.


                                        By Order of the Board of Directors

                                        /s/ JOHN GIANNAULA
                                        ----------------------------------
                                        John Giannaula
                                        Secretary

February 26, 1999


         Please do not mail in your T-NETIX stock certificates. Shareholders of T-NETIX are not required to submit their T-NETIX stock certificates in connection with the Merger.

                                TABLE OF CONTENTS

                                                                                               Page
                                                                                               ----

SUMMARY  .......................................................................................1
     The Merger.................................................................................1
     Mechanics of the Merger....................................................................1
     Issuance of Shares to Gateway Shareholders.................................................1
     Gateway Stock Options/T-NETIX Option Plans.................................................1
     Indemnification Claims.....................................................................1
     The Shareholders' Meeting..................................................................2
     Record Date; Vote Required.................................................................2
     The Board's Reasons for the Merger.........................................................2
     Our Recommendation to Shareholders.........................................................3
     Dissenters' Appraisal Rights...............................................................3
     Conditions to Completion of the Merger.....................................................3
     Termination of the Agreement; Expenses and Damages.........................................3
     Management and Operations after the Merger.................................................4
     Accounting Treatment.......................................................................4
     Interests of Directors and Officers in the Merger that Differ from Your Interests..........4
     Regulatory Approvals.......................................................................4
     Comparative Per Share Market Price Information.............................................4
     The Companies..............................................................................4
     Forward-Looking Statements May Prove Inaccurate............................................5
     Selected Historical Financial Data.........................................................6
     Selected Unaudited Pro Forma Combined Financial Data.......................................7

THE SPECIAL MEETING............................................................................10
     General  .................................................................................10
     Record Date...............................................................................10
     Matters to Be Considered and Voted Upon...................................................10
     Date, Place and Time......................................................................10
     Vote Required for Approval................................................................10
     Voting and Revocation of Proxies..........................................................11
              General  ........................................................................11
              Revocation of Proxies............................................................11
     Solicitation of Proxies...................................................................11

THE MERGER.....................................................................................12
     Mechanics of the Merger...................................................................12
     Background of the Merger..................................................................12
     Reasons for the Merger; Recommendation of the Board.......................................13
              Fairness Opinion.................................................................14
              Recommendation of the Board of Directors.........................................18
     Terms of the Merger Agreement.............................................................18
              Operation of the Merger..........................................................18
              Consideration for Shares of Gateway Stock........................................18
              Issuance of Shares to Gateway Shareholders.......................................19
              Indemnification Claims...........................................................19
              Covenants in the Merger Agreement................................................20
              Conditions of the Merger Agreement...............................................22
              Termination of the Merger Agreement..............................................23
              Post-Closing Covenants...........................................................23
              Operation of Gateway and T-NETIX after the Merger................................24
              Employment Agreements............................................................24

     Rights of Dissenting Shareholders.........................................................24
     Accounting Treatment......................................................................24
     Interests of Certain Persons in the Merger................................................25
     HSR Act and Other Antitrust Matters.......................................................25

RISK FACTORS...................................................................................25
     T-NETIX Depends on a Few Major Customers..................................................25
     Challenges of Integrating T-NETIX and Gateway.............................................26
     Competition...............................................................................26
     Systems and Services May Become Obsolete..................................................26
     Protection of Proprietary Technology......................................................26
     Risk of Infringing on Existing Patents....................................................26
     The Risks Associated with Year 2000 Issues................................................26

DIVIDENDS AND PRICE RANGE OF COMMON STOCK......................................................27

DESCRIPTION OF T-NETIX.........................................................................27
     General  .................................................................................27
     Directors and Executive Officers..........................................................28
     Additional Information....................................................................30

DESCRIPTION OF GATEWAY.........................................................................30
     Business .................................................................................30
              General  ........................................................................30
              Corrections......................................................................30
              Products and Services............................................................31
                       Product/platform........................................................31
                       System Architecture and Technology......................................32
                       Support Infrastructure..................................................32
              Pricing  ........................................................................32
                       Direct Call Processing..................................................32
                       Transaction-based Pricing...............................................32
              Customers........................................................................32
                       Direct Call Processing Customers........................................32
                       Transaction Fee Customers...............................................33
              Research and Product Development.................................................33
              Regulation.......................................................................33
     Properties................................................................................34
     Competition...............................................................................34
     Employees and Employee Benefits...........................................................34
     Management's Discussion and Analysis of Financial Condition and Results of Operations.....35
              Overview ........................................................................35
     Liquidity and Capital Resources...........................................................38
     The Year 2000 Issue.......................................................................40
     Legal Proceedings.........................................................................41

PRINCIPAL SHAREHOLDERS.........................................................................41

AMENDMENTS TO T-NETIX STOCK OPTION PLANS.......................................................44
     New Plan Benefits.........................................................................44
     Executive Compensation....................................................................44
              Compensation of Directors........................................................44
              Board Committees and Meetings....................................................45
              Executive Compensation Table.....................................................45
              Option Grants in the Last Fiscal Year............................................45

              Management Incentive Programs....................................................46
              Stock Option Plans...............................................................46
              Compensation Committee Interlocks and Insider Participation......................47
              Compensation Committee Report on Executive Compensation..........................47
                       Executive Compensation Policies.........................................47
                       CEO Compensation........................................................47
              Company Performance..............................................................48

SHAREHOLDERS' PROPOSALS........................................................................48

LEGAL MATTERS..................................................................................48

EXPERTS  ......................................................................................49

WHERE YOU CAN FIND MORE INFORMATION............................................................49

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS.....................................50

UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION...................................51

GATEWAY TECHNOLOGIES, INC. FINANCIAL STATEMENTS...............................................F-1
    Independent Auditors' Report of KPMG LLP..................................................F-1
    Balance Sheets............................................................................F-2
    Statements of Operations..................................................................F-3
    Statements of Stockholders' Equity........................................................F-4
    Statements of Cash Flows..................................................................F-5
    Notes of Financial Statements.............................................................F-6

APPENDIX A

APPENDIX B

APPENDIX C (SEC ONLY)

APPENDIX D (SEC ONLY)

                                    SUMMARY

       This brief summary highlights selected information from the Proxy Statement. It does not contain all of the information that is important to you. We urge you to carefully read the entire Proxy Statement and the other documents to which this document refers so that you can fully understand the merger. See "Where You Can Find More Information."

THE MERGER (page 12)

We have attached the merger agreement to this document as Appendix A. Please read the merger agreement. It is the legal document that governs the merger.

MECHANICS OF THE MERGER (page 12)


We propose a combination in which a subsidiary of T-NETIX will merge into Gateway. Gateway will survive the merger as a subsidiary of T-NETIX. The combined company's corporate headquarters will be in Englewood, Colorado, but Gateway will also keep its offices in Carrollton, Texas. We expect to complete the merger during the second quarter of 1999.


As a result of the merger, the status of the current shareholders and option holders of T-NETIX will remain the same. The current shareholders of Gateway will become shareholders of T-NETIX. Also, those persons who currently hold options to purchase Gateway common stock will exchange those options for options to purchase T-NETIX common stock.

Please complete and sign the enclosed proxy card and send it to T-NETIX in the postage-paid return envelope which has been provided to you so that your shares of T-NETIX common stock will be represented and voted at the shareholders' meeting. You do not need to send in your T-NETIX stock certificates.

ISSUANCE OF SHARES TO GATEWAY SHAREHOLDERS
(pages 18 and 19)


In the merger, T-NETIX will issue up to 4,231,315 shares of its common stock to current shareholders of Gateway. This total is made up of three parts: (1) 3,672,358 shares to be issued to Gateway shareholders in exchange for their shares of Gateway common stock, based upon the exchange ratio of 5.0375 shares of T-NETIX common stock for each share of Gateway common stock; (2) 375,339 additional shares to be issued to certain Gateway shareholders in exchange for their terminating their interests in a royalty agreement they have with Gateway; and (3) 183,618 shares which T-NETIX will set aside, but which T-NETIX will not issue to Gateway shareholders unless T-NETIX is required under the merger agreement to reimburse the Gateway shareholders for any losses resulting from a breach of the merger agreement.


GATEWAY STOCK OPTIONS/T-NETIX OPTION PLANS
(page 18)

In the merger, outstanding options to buy Gateway common stock will become options to buy T-NETIX common stock. T-NETIX stock options for approximately 348,000 shares will be issued in the merger.


In order to accommodate the T-NETIX stock options being issued in exchange for Gateway stock options, T-NETIX must amend its 1993 Incentive Stock Option Plan and its Non-qualified Stock Option Plan to increase the number of shares which may be optioned under the plans from 2,000,000 to 2,600,000. This will also allow for new incentive compensation alternatives for employees of the combined company. There are currently 158,243 shares available to be optioned under the plans.


INDEMNIFICATION CLAIMS (page 19)


Instead of issuing all of the T-NETIX common stock to Gateway's shareholders right away, T-NETIX will hold back 5% of the shares of T-NETIX common stock to be issued in the merger (183,618 shares total).

If Gateway breaches the merger agreement or if any of Gateway's representations or warranties in the merger agreement are inaccurate, Gateway's shareholders will reimburse T-NETIX for certain expenses and losses which result from the breach.

Unless the breach is a knowing and willful misrepresentation, Gateway's shareholders will only have to reimburse T-NETIX by giving up their rights to the held-back shares. After Gateway's shareholders have given up their rights to all of the held-back shares, Gateway's shareholders will not have to reimburse T-NETIX for any other amounts.

Unless the breach is a willful, knowing or intentional misrepresentation, no reimbursement will be required unless and until the total amount claimed for reimbursement exceeds $500,000.

The reimbursement period will only last one year, and may last a shorter time. However, if someone makes a written claim for reimbursement before the reimbursement period ends, the reimbursement period will last until that claim is resolved.

When the reimbursement period ends, T-NETIX will issue any remaining held-back shares to Gateway's shareholders.

T-NETIX will also reserve and set aside 183,618 additional shares of T-NETIX common stock. These shares will not be deducted from the shares to be issued to Gateway's shareholders.

If T-NETIX breaches the merger agreement or if any of T-NETIX's representations or warranties in the merger agreement are inaccurate, T-NETIX will reimburse Gateway's shareholders for certain expenses and losses which result from the breach.

Unless the breach is a knowing and willful misrepresentation, T-NETIX will only have to reimburse Gateway's shareholders by issuing reserved shares. After all reserved shares have been issued, T-NETIX will not have to reimburse Gateway's shareholders for any other amounts.

Unless the breach is a willful, knowing or intentional misrepresentation, no reimbursement will be required unless and until the total amount claimed for reimbursement exceeds $500,000.

The reimbursement period will only last one year, and may last a shorter time. However, if someone makes a written claim for reimbursement before the reimbursement period ends, the reimbursement period will last until that claim is resolved.

When the reimbursement period ends, T-NETIX will not have to issue any remaining reserved shares to Gateway's shareholders.

THE SHAREHOLDERS' MEETING (page 10)

The shareholders' meeting will be held on March 29, 1999, at 10:00 a.m., local time, at the headquarters of T-NETIX, 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112. At the shareholders' meeting, you will be asked:


         1. To approve the issuance of T-NETIX common stock under a merger agreement that provides for the merger of a subsidiary of T-NETIX into Gateway; and

         2. To adopt amendments to our company's stock option plans to increase the number of shares of T-NETIX common stock that can be optioned under the plans from 2,000,000 to 2,600,000.

The additional option shares will facilitate the exchange of T-NETIX stock options for Gateway stock options in the merger, and will allow for new incentive compensation alternatives for employees of the combined company. The additional option shares will also be available for current directors, officers and employees of T-NETIX.

We will not effect the amendments to the stock option plans unless the issuance of stock in the merger is approved.


RECORD DATE; VOTE REQUIRED (pages 10 and 11)


You can vote at the meeting of T-NETIX shareholders if you owned T-NETIX common stock at the close of business on February 24, 1999. You can cast one vote on each proposal for each share of T-NETIX common stock that you owned at that time. To approve the issuance of T-NETIX common stock in the merger and to adopt the amendments to our stock option plans, the holders of a majority of the shares of T-NETIX common stock voting at the meeting must vote in favor of doing so.




You may vote your shares in person by attending the meeting or by mailing us your proxy if you are unable or do not wish to attend. You can revoke your proxy at any time before we take a vote at the meeting by sending a written notice revoking the proxy or a later-dated proxy to the secretary of T-NETIX, or by attending the meeting and voting in person.

THE BOARD'S REASONS FOR THE MERGER (page 13)


We are proposing the merger because we believe that by combining T-NETIX and Gateway we can create a stronger and more diversified company that will provide significant benefits to our shareholders and customers. Specifically, we believe that the merger offers the following strategic and financial benefits:

o We believe the combined company will be a preeminent, high-quality specialized call processing company with a broader product range, stronger business prospects and greater market diversification than either company could accomplish alone.


o The combined company will own what we believe will be a formidable portfolio of call processing intellectual property in areas such as automated operator, three-way calling, integrated recording and monitoring, call blocking, commissary and speaker verification features.

o We believe that the combined company will have strong relationships with the Regional Bell Operating Companies, which will provide significant cross-selling opportunities.


o We expect the combination of the sales forces to allow the combined company to sell broad-based services to the telecommunications carriers, and to market the company's products directly to the correctional facilities.

o We believe that increased market capitalization of the combined company will create greater visibility in the investment community and will provide the combined company's shareholders greater liquidity for their shares, thereby enhancing the stock's attractiveness to current and prospective shareholders.


o We believe the combined company will be better positioned to raise capital to finance future growth.


In addition, T-NETIX received an opinion from the investment banking firm of Broadview International LLC that the merger is fair to T-NETIX and its shareholders from a financial point of view. That opinion is attached as APPENDIX B.

The discussion of our reasons for the merger includes forward-looking statements about possible or assumed future results of our operations and the performance of the combined company after the merger. For a discussion of factors that could affect these future results, see "Risk Factors" on page 25 and "Cautionary Statement Concerning Forward- Looking Statements" on page 50.

OUR RECOMMENDATION TO SHAREHOLDERS (page 18)


The Board of Directors believes that the merger and the amendments to the plans are fair to you and in your best interests and unanimously recommends that you vote "FOR" the proposal to approve the issuance of T-NETIX common stock in the merger, and "FOR" the adoption of the amendments to T-NETIX's stock option plans.


DISSENTERS' APPRAISAL RIGHTS (page 24)


Colorado law does not provide T-NETIX shareholders with dissenters' appraisal rights in the merger because T-NETIX common stock is listed on the Nasdaq National Market.


CONDITIONS TO COMPLETION OF THE MERGER (page 22)

Completing the merger depends on a number of conditions being met. Following is a list of a few of the conditions:

(a) That neither company has suffered a material adverse change in its business;

(b)    That the shareholders of both companies approve the merger;

(c) That T-NETIX's legal counsel has given the companies a legal opinion that the merger will be tax free to both companies and tax free to all shareholders (except as to cash received instead of fractions of shares, and except as to shareholders who dissent);


(d) That the interests of certain of Gateway's shareholders in the royalty agreement between Gateway and such shareholders have been terminated;

(e) That the companies receive all required governmental and other third party approvals of the merger, and that no legal action has been taken to try to prevent the merger; and


(f) That the merger will be accounted for as a pooling of interests under the accounting rules.

A party to the merger agreement could choose to complete the merger even though a condition has not been satisfied, as long as the law allows it to do so.

We cannot be certain when, or if, the conditions to the merger will be satisfied or waived, or that the merger will be completed.

TERMINATION OF THE AGREEMENT; EXPENSES AND
DAMAGES (page 23)


The companies can agree at any time to terminate the merger agreement without completing the merger. Also, either company can decide, without the consent of the other, to terminate the merger agreement in certain circumstances, such as if a condition to the merger has not been satisfied and the company that wants to terminate the merger agreement has not materially violated the merger agreement. If the companies terminate the merger agreement, each will pay its own expenses, and in most circumstances will not have any liability to each other.

However, if one of the companies terminates the merger agreement because of certain reasons and then merges with someone else, the company that terminated the merger agreement has to pay the other company $5 million.

MANAGEMENT AND OPERATIONS AFTER THE MERGER
(pages 23 and 24)

Upon completion of the merger, T-NETIX's Board of Directors will include all of the individuals currently serving on T-NETIX's Board of Directors. In addition, Richard E. Cree and W. P. Buckthal, who are now Gateway shareholders, will join T-NETIX's Board of Directors. This will result in a nine (9) member Board of Directors for T-NETIX.

Alvyn A. Schopp, currently President and Chief Executive Officer of T-NETIX, will remain in his current position. Gateway's President and Chief Executive Officer, Richard E. Cree, will become the Executive Vice President of T-NETIX following the merger. The remainder of the senior management teams of T-NETIX and Gateway are expected to remain the same.

ACCOUNTING TREATMENT (page 24)

It is a condition to the merger that the merger qualify as a "pooling of interests." This means that, for accounting and financial reporting purposes, we will treat our companies as if they had always been one company.

INTERESTS OF DIRECTORS AND OFFICERS IN THE MERGER
THAT DIFFER FROM YOUR INTERESTS (page 25)


Certain of our officers and directors may have interests in the merger that are different from yours, and may in fact conflict with your interests. For example, after T-NETIX issues stock options to holders of Gateway options in the merger, there will be approximately 410,500 shares of T-NETIX Stock available to be optioned because of the amendments to T-NETIX's stock option plans. T-NETIX's directors and officers will be eligible to receive these options, although there are no specific plans to grant options to them at this time.


REGULATORY APPROVALS (page 25)


Because of the size of the merger, the companies were legally required to file notice of the merger with the U.S. Federal Trade Commission and the U.S. Department of Justice. After filing the notice, we would not be permitted to complete the merger for 30 days or until the FTC terminated our waiting period early. We filed the notice on February 23, 1999, and the FTC has terminated our waiting period.


COMPARATIVE PER SHARE MARKET PRICE
INFORMATION (page 27)


Shares of T-NETIX common stock are listed on the Nasdaq National Market. On February 10, 1999, which was the last trading day before we announced the merger, T-NETIX common stock closed at $6.625 per share. On March 12, 1999, T-NETIX common stock closed at $5.9375 per share. There is no public trading market for Gateway common stock. The most recent trade of Gateway common stock of which management is aware was a sale of 6,500 shares for $18.98 per share in April 1998.

Based on the 5.0375-for-one exchange ratio and including the 375,339 shares to be issued for terminating the royalty agreement, the total market value of the consideration that Gateway shareholders will receive in the merger would be $26,815,993 based on T-NETIX's closing stock price on February 10, 1999, and $24,033,201 based on T-NETIX's closing stock price on March 12, 1999. Of course, the market price of T-NETIX common stock will fluctuate prior to the merger, while the exchange ratio is fixed.


THE COMPANIES (pages 27 and 30)

T-NETIX, Inc.
67 Inverness Drive East, Suite 100
Englewood, CO 80112
(303) 790-9111

T-NETIX provides specialized call processing services to the telecommunications and other service industries. T-NETIX's primary customers include

AT&T, Bell Atlantic, US WEST, SBC Communications, Inc., BellSouth, MCI WorldCom and GTE. These customers use T-NETIX's products and services to provide annually over 93,000,000 billable inmate collect calls in over 800 correctional institutions. T-NETIX's products and services include comprehensive transaction processing, call management and identification systems for the corrections industry and special-purpose speech processing software and systems. T-NETIX's current products are based on proprietary software, the most critical of which is patented or patent pending, and a combination of proprietary and "off-the-shelf" electronic hardware. These systems are designed to be flexible delivery platforms which are easily integrated with T-NETIX's customer's networks and information systems. T-NETIX's revenue stream is mostly recurring, as a result of T-NETIX's generally charging for its services on a fee per transaction processed basis over long-term contracts.

At December 31, 1998, T-NETIX's assets were $48,663,000 and total shareholders' equity was $26,320,000. For the fiscal year ended July 31, 1998, T-NETIX's net earnings were $599,000.

Gateway Technologies, Inc.
1544 Valwood Parkway, Suite 102
Carrollton, Texas 75006
(972) 241-1535

Gateway is engaged in the development, manufacturing, marketing and support of computer-automated telephone systems. Gateway receives nearly all of its revenues from its operation of inmate telecommunications systems located in correctional facilities in approximately 23 states.


Gateway's primary customers include two distinct groups. The first group consists of correctional facilities for which Gateway serves as the exclusive provider of telecommunication services to inmates. The second group includes regional Bell operating companies and inter-exchange carriers such as Ameritech, Bell Atlantic, US WEST, SBC Communications, Inc., AT&T and MCI WorldCom. Gateway provides specialized call processing and fraud control services to these customers. These two customer groups combined use Gateway's products and services to provide annually over 40,000,000 billable inmate collect calls in over 500 correctional institutions.


Gateway's products and services include comprehensive transaction processing, call management, call recording and identification systems for the corrections industry. Gateway's current products are based on proprietary software, the most critical of which are patented or patent pending, and a combination of proprietary and "off- the-shelf" electronic hardware. These systems are designed to be flexible delivery platforms which are easily integrated with Gateway's customers' networks and information systems.

Gateway's revenue stream is mostly recurring, as a result of the continuous collect calls generated by the correctional facilities and the fee per transaction charged to the other customers over long-term contracts.


At December 31, 1998, Gateway's assets were $17,451,000 and total shareholders' equity was $3,665,000. For the fiscal year ended December 31, 1998, Gateway's net earnings were $5,000.


FORWARD-LOOKING STATEMENTS MAY PROVE
INACCURATE (pages 25 and 50)

We have made forward-looking statements in this document (and in documents to which we refer in this document) that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future combined results of our operations or the performance of the combined company after the merger is completed. When we use any of the words "anticipate," "believe," "effect," "estimate" "expect," "intend," "plan" or similar expressions, we are making forward-looking statements. Many possible events or factors could affect the future financial results and performance of our companies after the merger and could cause those results or performance to differ materially from those expressed in our forward-looking statements.

SELECTED HISTORICAL FINANCIAL DATA

       T-NETIX. The selected financial data presented below under the captions "Statement of income data," "Per share data" and "Balance sheet data" are for T-NETIX, as of and for each of the years in the five-year period ended July 31, 1998, and as of and for each of the five-month periods ended December 31, 1998 and 1997. Such data have been derived from, and should be read in conjunction with, the audited consolidated financial statements contained in T-NETIX's Annual Report on Form 10-K for the fiscal year ended July 31, 1998, and unaudited consolidated financial statements contained in the Quarterly Transition Report on Form 10-QT for the five months ended December 31, 1998, including the notes thereto, incorporated by reference into and enclosed with this document. See "Where You Can Find More Information." T-NETIX has changed its fiscal year-end from July 31 to December 31, effective December 31, 1998.

                         T-NETIX, INC. AND SUBSIDIARIES
                       SELECTED HISTORICAL FINANCIAL DATA
                      (in thousands, except per share data)

                                          Five Months Ended
                                             December 31                            Year Ended July 31
                                        ----------------------     ------------------------------------------------------------
                                          1998          1997         1998         1997         1996         1995         1994
                                        --------      --------     --------     --------     --------     --------     --------
STATEMENT OF INCOME DATA
     Total revenue                      $ 15,088      $ 16,137     $ 38,213     $ 36,292     $ 33,378     $ 27,754     $ 11,290
     Operating income (loss)              (2,518)        1,068        1,852        1,955        2,221        3,974          722
     Net earnings (loss)                  (2,188)          467          599          591        1,627        3,188         (322)

PER SHARE DATA
     Diluted earnings (loss) per
         common share                   $  (0.26)     $   0.05     $   0.07     $   0.06     $   0.18     $   0.38     $  (0.06)
     Weighted average common shares
         outstanding-diluted               8,551         9,126        9,206        9,156        8,814        8,360        5,280

                                  December 31                                July 31
                              -------------------     -------------------------------------------------------
                               1998        1997        1998        1997        1996        1995        1994
                              -------     -------     -------     -------     -------     -------     -------

BALANCE SHEET DATA
     Total assets             $48,663     $45,891     $44,673     $46,910     $42,527     $34,904     $16,968
     Debt                      15,160      11,203      10,803      13,378       6,809       6,062       9,611
     Total liabilities         22,343      17,779      16,203      20,058      16,968      14,449      15,401
     Shareholders' equity      26,320      28,112      28,470      26,852      25,559      20,455       1,567



         Gateway. The following table sets forth selected financial data for Gateway as of and for each of the years in the five-year period ended December 31, 1998. Such data have been derived from, and should be read in conjunction with, the audited financial statements of Gateway for the year ended December 31, 1998, including the notes thereto, attached to this Proxy Statement. See "Where You Can Find More Information."

                           GATEWAY TECHNOLOGIES, INC.
                       SELECTED HISTORICAL FINANCIAL DATA
                      (in thousands, except per share data)



                                                                           Year Ended December 31
                                                      -----------------------------------------------------------------
                                                         1998          1997         1996          1995         1994
                                                      ----------     --------     --------      --------     ----------
STATEMENT OF INCOME DATA
     Total revenue                                      $ 30,366     $ 26,013     $ 20,433      $ 16,271     $ 11,530
     Operating income (loss)                               1,306        2,412         (398)          293          699
     Net earnings (loss)                                       5        1,154         (514)          395          261

PER SHARE DATA
     Diluted earnings (loss) per share                  $  (0.01)    $   1.48     $  (0.83)     $   0.60     $   0.44
     Weighted average common shares
         outstanding-diluted                                 731          779          666           610          588



                                                                              December 31
                                                     ---------------------------------------------------------
                                                       1998       1997         1996        1995         1994
                                                     --------    -------      -------     -------     --------
BALANCE SHEET DATA
     Total assets                                     $17,451     $14,272     $11,743     $ 8,804     $ 6,334
     Debt and redeemable preferred
         stock                                         10,350       7,828       7,012       4,824       3,067
     Total liabilities and redeemable
         preferred stock                               13,786      11,147      10,336       7,596       5,605
     Stockholders' equity                               3,665       3,125       1,407       1,208         729



SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA

         The following table sets forth selected unaudited pro forma combined financial data (the "Selected Unaudited Pro Forma Financial Data") for T-NETIX as of and for each of the three years in the period ended July 31, 1998, and as of and for the five-month periods ended December 31, 1998 and 1997. The Selected Unaudited Pro Forma Financial Data are presented to reflect the estimated impact on the historical consolidated financial statements of T-NETIX of the merger, which will be accounted for as a pooling of interests, and the issuance of approximately 4,048,000 shares of T-NETIX common stock upon consummation of the merger. See "The Merger--Accounting Treatment." The unaudited pro forma combined statements of income data assume that the merger had been consummated as of August 1, 1995, and the unaudited pro forma combined balance sheet data assume that the merger had been consummated on December 31, 1998. Certain adjustments to the data presented have also been made to reflect the different fiscal years of T-NETIX and Gateway (see note a, below).

         The Selected Unaudited Pro Forma Financial Data have been derived from or prepared consistently with the unaudited pro forma condensed combined financial statements, which start at page 51 of this Proxy Statement. The Selected Unaudited Pro Forma Financial Data are presented for illustrative purposes only and are not necessarily indicative of the financial position or operating results that would have occurred or that will occur upon consummation of the merger. The following Selected Unaudited Pro Forma Financial Data should be read in conjunction with the historical and unaudited pro forma condensed combined financial statements and notes thereto incorporated by reference into, or included elsewhere in, this document. See "Where You Can Find More Information" and "Unaudited Pro Forma Condensed Combined Financial Information."

                         T-NETIX, INC. AND SUBSIDIARIES
              SELECTED UNAUDITED PRO FORMA COMBINED FINANCIAL DATA
                      (in thousands, except per share data)


                                                Five Months
                                              Ended December 31                Year Ended July 31
                                           ----------------------     ----------------------------------
                                             1998          1997         1998         1997         1996
                                           --------      --------     --------     --------     --------
STATEMENT OF INCOME DATA
     Total revenue                         $ 27,841      $ 27,520     $ 66,941     $ 62,243     $ 53,811
     Operating income (loss)                 (2,746)        1,954        3,312        4,690        2,138
     Net earnings (loss)                     (3,175)          717          775        1,958        1,321

PER SHARE DATA
     Diluted earnings (loss) per share     $  (0.25)     $   0.05     $   0.06     $   0.15     $   0.10
     Weighted average common shares
         outstanding-diluted                 12,599        13,174       13,254       13,204       12,862



                             December 31
                                1998
                              -------
BALANCE SHEET DATA
     Total assets             $66,036
     Debt                      25,510
     Total liabilities         37,629
     Shareholders' equity      28,407


-------------------

(a) The selected unaudited pro forma combined statements of income and per share data, which present data for T-NETIX for the fiscal years ended July 31, 1998, 1997 and 1996, and the five months ended December 31, 1998 and 1997, have been combined with the recast statements of income and per share data of Gateway for the twelve-month period ended July 31, 1998, and the fiscal years ended December 31, 1997 and 1996, and the five months ended December 31, 1998 and 1997. The selected unaudited pro forma combined balance sheet data present the balance sheets of T-NETIX and Gateway as of December 31, 1998.

(b) On December 31, 1998, T-NETIX completed the purchase of Cell-Tel Monitoring, Inc. The balance sheet data at December 31, 1998 includes the net assets acquired in the purchase.


COMPARATIVE PER SHARE DATA

         The following table sets forth earnings and book value per share data for T-NETIX and Gateway on both historical and pro forma combined bases and on a per share equivalent pro forma basis for Gateway. Pro forma combined earnings per share are derived from the Unaudited Pro Forma Condensed Combined Financial Information presented elsewhere in this Proxy Statement, which gives effect to the merger accounted for under the pooling of interests method. There were no cash dividends declared in the periods indicated. Book value per share for the pro forma combined presentation is based upon outstanding shares of T-NETIX common stock, adjusted to include shares of T-NETIX common stock to be issued in the merger for outstanding shares of Gateway common stock at the effective time of the merger, based on the conversion of each share of Gateway common stock into 5.0375 shares of T-NETIX common stock. The information set forth below should be read in conjunction with the respective historical audited annual and unaudited interim financial statements of T-NETIX and Gateway incorporated by reference or attached to this Proxy Statement and the "Selected Unaudited Pro Forma Combined Financial and Other Data" and the notes thereto presented in the "Summary" hereto. See "Where You Can Find More Information" and "Unaudited Pro Forma Condensed Combined Financial Information."

                 T-NETIX AND GATEWAY COMPARATIVE PER SHARE DATA

T-NETIX HISTORICAL

                                          Five Months
                                       Ended December 31         Year Ended July 31
                                      -------------------  ----------------------------
                                        1998       1997      1998      1997      1996
                                      --------   --------  --------  --------  --------
Diluted earnings (loss) per share     $  (0.26)  $   0.05  $   0.07  $   0.06  $   0.18
Book value per share                  $   3.08   $   3.32  $   3.33  $   3.23  $   3.14


T-NETIX AND GATEWAY--UNAUDITED PRO FORMA COMBINED(a)(c)



                                            Five Months
                                          Ended December 31         Year Ended July 31
                                         -------------------  ----------------------------
                                           1998       1997      1998      1997      1996
                                         --------   --------  --------  --------  --------
     Diluted earnings (loss) per share   $  (0.25)  $   0.05  $   0.06  $   0.15  $   0.10
     Book value per share                $   2.25


GATEWAY HISTORICAL


                                               Five Months
                                            Ended December 31,        Year Ended      Year Ended December 31
                                          ---------------------         July 31       ----------------------
                                           1998           1997           1998          1997            1996
                                          ------         ------       ----------      ------          ------
     Diluted earnings (loss) per share    $ 0.66         $ 0.70         $ 1.24        $ 1.48          $(0.83)
     Book value per share                 $ 4.98                                      $ 4.43          $ 2.11


GATEWAY PER SHARE EQUIVALENTS (b)


                                            Five Months
                                          Ended December 31         Year Ended July 31
                                         -------------------  ----------------------------
                                           1998       1997      1998      1997      1996
                                         --------   --------  --------  --------  --------
     Diluted earnings (loss) per share   $  (1.26)  $   0.25  $   0.30  $   0.76  $   0.50
     Book value per share                   11.33


----------------------------


(a)      The unaudited pro forma T-NETIX and Gateway combined diluted earnings
         (loss) per share present the combination of T-NETIX financial information for the five months ended December 31, 1998 and 1997, and for the fiscal years ended July 31, 1998, 1997, and 1996, and the recast Gateway financial information for the five months ended December 31, 1998 and 1997, and for the twelve-month period ended July 31, 1998, and the years ended December 31, 1997, and 1996. The T-NETIX and Gateway unaudited pro forma combined book value per share presents the book value of T-NETIX and Gateway as of December 31, 1998.


(b) Gateway per share equivalent unaudited pro forma data represent the unaudited pro forma combined per share data multiplied by the exchange ratio of 5.0375 shares of T-NETIX common stock for each share of Gateway common stock.


(c) On December 31, 1998, T-NETIX completed the purchase of Cell-Tel Monitoring, Inc. The book value per share data at December 31, 1998 includes the net assets acquired in the purchase.

                               THE SPECIAL MEETING

GENERAL

         This Proxy Statement is furnished by T-NETIX, Inc. ("T-NETIX") to the holders of the common stock of T-NETIX, stated value $0.01 per share (the "T-NETIX Stock"), in connection with the solicitation of proxies by the Board of Directors of T-NETIX (the "T-NETIX Board") for use at the special meeting of the shareholders of T-NETIX (the "Special Meeting") to be held on March 29, 1999, for the purposes described in this document. Each copy of this Proxy Statement mailed to holders of T-NETIX Stock is accompanied by a form of proxy ("Proxy Card") for use at the Special Meeting.

RECORD DATE

         The T-NETIX Board has fixed the close of business on February 24, 1999, as the record date (the "Record Date") for determining the holders of T-NETIX Stock that are entitled to receive notice of and to vote at the Special Meeting.

MATTERS TO BE CONSIDERED AND VOTED UPON


         At the Special Meeting, shareholders will be asked to consider and vote upon the following proposals relating to the merger (the "Merger") of T-NETIX Acquisition Corp. ("TAC"), a wholly owned subsidiary of T-NETIX, with and into Gateway Technologies, Inc. ("Gateway"), with Gateway surviving the Merger as a wholly owned subsidiary of T-NETIX:

         1. To approve the issuance of up to 4,231,315 shares of T-NETIX Stock in connection with the Merger; and

         2. In connection with the Merger, to adopt amendments to T-NETIX's 1993 Incentive Stock Option Plan and Non-qualified Stock Option Plan (collectively, the "Plans") to increase from 2,000,000 to 2,600,000 the number of shares which may be optioned under the Plans.

         The total of 4,231,315 shares of T-NETIX Stock is made up of (1) 3,672,358 shares to be issued to the shareholders of Gateway in exchange for their shares of Gateway common stock, $1.00 par value per share (the "Gateway Stock") at an exchange ratio of 5.0375-for-one; (2) the issuance of 375,339 shares to certain of Gateway's shareholders in exchange for their termination of a royalty agreement among them and Gateway; and (3) T-NETIX's reservation of 183,618 shares (5% of 3,672,358) for possible issuance to Gateway's shareholders in the event that T-NETIX is required under the Agreement and Plan of Merger between T-NETIX and Gateway dated February 10, 1999 (the "Merger Agreement"), to indemnify Gateway's shareholders for any losses resulting from a breach of the Merger Agreement. See "The Merger--Terms of the Merger Agreement."



         The amendments to the Plans will accommodate the exchange of outstanding Gateway stock options for T-NETIX stock options, as provided in the Merger Agreement. There are currently 158,243 shares of T-NETIX Stock available for options under the Plans, and T-NETIX stock options for approximately 348,000 shares will be issued in the Merger. The amendments to the Plans will also allow for new incentive compensation alternatives for employees of the combined company. See "Amendments to T-NETIX Stock Option Plans--New Plan Benefits." The Plans will not be amended unless the shareholders approve both proposals listed above.


DATE, PLACE AND TIME

         The Special Meeting will be held at 10:00 a.m., local time, on Monday, March 29, 1999, at T-NETIX's headquarters at 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112.


         Representatives of KPMG LLP, T-NETIX's and Gateway's independent accountants, are expected to be present at the Special Meeting, and these representatives will be available to respond to appropriate questions.


VOTE REQUIRED FOR APPROVAL

         As of the Record Date, there were __________ shares of T-NETIX Stock outstanding. Each share of T-NETIX Stock is entitled to one vote upon each matter properly submitted to shareholders at the Special Meeting.

         Approval of each proposal requires that a quorum be present at the Special Meeting, in person or by proxy, and requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the Special Meeting.

         Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. A "broker non-vote" occurs when a nominee who holds shares for a beneficial owner may not vote because the nominee does not have discretionary voting power and has not received instructions from the beneficial owner with respect to a proposal. Because abstentions and broker non-votes do not constitute votes cast, they will have no effect on the outcomes of the votes on the proposals.

         As of the Record Date, directors and executive officers of T-NETIX and their affiliates owned beneficially an aggregate of 2,636,799 shares of T-NETIX Stock (including shares subject to options which are exercisable within 60 days). This constitutes 29.7% of the total outstanding shares of T-NETIX Stock. Directors and executive officers of T-NETIX have indicated their intention to vote their T-NETIX Stock in favor of the issuance of T-NETIX Stock in the merger and in favor of the amendments to the Plans.


VOTING AND REVOCATION OF PROXIES

General


         T-NETIX Stock represented by a Proxy Card properly signed and received at or prior to the Special Meeting, unless subsequently revoked, will be voted in accordance with the instructions thereon. IF A PROXY CARD IS SIGNED AND RETURNED WITHOUT INDICATING ANY VOTING INSTRUCTIONS, T-NETIX STOCK REPRESENTED BY THE PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS. The proxy holders may, in their discretion, vote shares which have been voted in favor of the proposals to adjourn the Special Meeting to solicit additional proxies in favor of the proposals.


Revocation of Proxies

         Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before the proxy is voted at the Special Meeting if written notice of such revocation or another duly executed Proxy Card bearing a later date is filed with the Corporate Secretary of T-NETIX, or by giving oral notice at the Special Meeting. All written notices of revocation and other communications with respect to revocation of proxies should be addressed as follows: T-NETIX, Inc., 67 Inverness Drive East, Suite 100, Englewood, Colorado 80112; Attention: Corporate Secretary. Attendance at the Special Meeting will not in and of itself constitute revocation of a proxy.

SOLICITATION OF PROXIES

         In addition to solicitation by mail, directors, officers and employees of T-NETIX, none of whom will be specifically compensated for such services, may solicit proxies from the shareholders of T-NETIX, personally or by telephone, facsimile, electronic mail, or by other forms of communication. Brokerage houses, nominees, fiduciaries and other custodians will be requested to forward soliciting materials to beneficial owners and will be reimbursed for their reasonable expenses incurred in sending proxy materials to beneficial owners.

         T-NETIX will bear its own expenses in connection with the solicitation of proxies for the Special Meeting.

                                   THE MERGER

         This section of the Proxy Statement describes the material aspects of the Merger Agreement and the Merger. The following description does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is attached as APPENDIX A to this Proxy Statement and is incorporated herein by reference. All shareholders should read the Merger Agreement carefully.

MECHANICS OF THE MERGER

         The Board of Directors of T-NETIX proposes to combine the operations of T-NETIX and Gateway. The combination will be structured as a merger of TAC with and into Gateway. Gateway will survive the Merger, and will be a wholly owned subsidiary of T-NETIX after the Merger. As a result of the Merger, the current shareholders of Gateway (the "Gateway Shareholders") will become shareholders of T-NETIX. Also, those persons who currently hold options to purchase Gateway Stock will exchange those options for options to purchase T-NETIX Stock. The status of the current shareholders and option holders of T-NETIX will remain the same.

         Please complete and sign the enclosed Proxy Card and send it to T-NETIX in the postage-paid return envelope which has been provided to you so that your shares of T-NETIX Stock will be represented and voted at the Special Meeting. You do not need to send in your T-NETIX Stock certificates. The Merger will be consummated at a closing (the "Closing") to be held when all conditions to consummation of the Merger have been satisfied or waived. The Closing is scheduled for March 31, 1999.

BACKGROUND OF THE MERGER

         In October 1998, Mr. Alvyn A. Schopp, then President of T-NETIX's Inmate Calling Services Division, called Mr. Richard E. Cree, President and CEO of Gateway, to discuss the possibility of a merger of the two companies. Mr. Cree and Mr. Schopp had previously discussed the potential of a merger on two previous occasions, in October 1996 when the companies successfully negotiated a cross-licensing agreement for some of their respective intellectual property rights in settlement of litigation, and in March 1997, during a phone conversation between Mr. Cree and Mr. Schopp. Neither of these previous conversations resulted in any substantive discussions between the companies.


         However, in October 1998, changes in the regulatory climate and consolidation in the industry among the two companies' competitors and customers made it more attractive for the management and Board of Directors of each company to explore the opportunities created by a merger of the companies. Both Mr. Schopp and Mr. Cree met with their respective Boards of Directors and explained the potential benefits of such a merger. Each Board authorized Mr. Cree and Mr. Schopp, respectively, to pursue additional negotiations.
The T-NETIX Board engaged Broadview International LLC ("Broadview") to assist Mr. Schopp in the structuring of a transaction.

         On October 5th, Mr. Schopp and Mr. Cree met in Albuquerque to discuss the merger opportunity on behalf of their respective boards. The discussion focused on each of the companies' cultures and their potential compatibility. Additionally, Mr. Schopp and Mr. Cree shared some preliminary financial data on their respective inmate calling divisions. The result of these meetings was that Mr. Cree scheduled a visit to Denver.

         On October 22nd, Mr. Cree visited Denver to review the Denver operations. Mr. Schopp and Mr. Cree discussed potential management team responsibilities and the status of T-NETIX's SpeakEZ operations. At this meeting it was decided that it would be appropriate to involve several key advisors and board members in the negotiations.

         On November 5th, Mr. Carney (then a Director of T-NETIX, now Chairman of the Board) and Mr. Schopp, accompanied by Mr. Holt Thrasher of Broadview, met with Mr. James Franklin, Mr. Paul Buckthal and Mr. Cree of Gateway to discuss the potential benefits of a merger. At the meeting Mr. Cree presented an overview of Gateway personnel, technologies and strategies. It was decided at the meeting that due to the competitive nature of the participants that an independent consultant was going to be required to evaluate the companies' respective technologies. Mr. Thrasher was commissioned to hire a consultant to perform the evaluation.

         On November 19th and 20th an independent consultant visited each company and issued a report the following week. The next two weeks Broadview personnel performed due diligence on Gateway for T-NETIX and the parties tried to negotiate the terms, including in particular, the amount of T-NETIX Stock to be issued to Gateway's shareholders in a pooling of interest combination of the companies. Both companies agreed that a merger was in the best interests of the shareholders, however, the parties were unable to agree upon the number of shares of T-NETIX Stock Gateway's shareholders would receive in the transaction. The negotiations were terminated on November 27th.

         In mid-December, Mr. Schopp called Mr. Cree to explain changes in T-NETIX management structure and operational focus and the Board of Directors decision to change the business strategy for the SpeakEZ division. This discussion revitalized the discussions surrounding the proposed merger and Mr. Schopp met with Mr. Cree in Dallas on December 18th, December 22nd and January 15th. As a result of additional information each party had about the other, agreement was reached as to the number of shares of T-NETIX Stock Gateway's shareholders should receive in the Merger. The companies and their advisors then negotiated the other terms of a definitive merger agreement, including the number of T-NETIX shares to be issued to the royalty owners.

         Mr. Cree was assisted in the negotiations by Messrs. Franklin, Buckthal and Irvin Wall, all shareholders of Gateway, and various legal counsel and financial advisors. Mr. Schopp was assisted by Mr. Carney, Mr. Martin Hart and Mr. Jim Mann, all members of the T-NETIX Board, and various legal counsel and financial advisors.

         The companies then completed their respective due diligence reviews over the next two weeks. The T-NETIX Board met on Monday, February 8, 1999 and approved the terms of the Merger Agreement.

         Gateway's Board of Directors met on Wednesday, February 10, 1999, and approved the terms of the Merger Agreement. T-NETIX received a fairness opinion from Broadview on Wednesday, February, 10, 1999, and the Merger Agreement was executed on the same day.

REASONS FOR THE MERGER; RECOMMENDATION OF THE BOARD


         During 1998, the T-NETIX Board considered a range of alternatives to maximize shareholder value, including strategic acquisitions, new business and product initiatives and strategic partnerships with other companies in complementary sectors of the technology and communications industry on an ongoing basis. In December 1998, prior to the recommencement of the negotiations with Gateway, the T-NETIX Board concluded that there were no other available strategic partnership possibilities worth pursuing. As a result, the T-NETIX Board determined to refocus T-NETIX's activities on expanding T-NETIX's inmate calling services segment, and to adopt a new strategy of licensing the SpeakEZ technology.



         The Board of Directors believes that the Merger is consistent with and complementary to the business focus the Board adopted in December 1998. The Board of Directors also believes that the Merger offers the following significant strategic and financial benefits to T-NETIX and its shareholders:


         o        COMPLEMENTARY PRODUCT OFFERINGS

                  By combining two companies with complementary product lines, the T-NETIX Board believes that the Merger will create one of the nation's leading specialized call processors with a broader product range, stronger business prospects and greater market diversification than either company could accomplish alone. The T-NETIX Board believes that through T-NETIX's and Gateway's combined customer relationships, technical expertise, sales forces and cross knowledge in the inmate calling services market, the combined company will be better able to provide value to its customer base.

         o        CONSOLIDATION OF INTELLECTUAL PROPERTY


                  Over the years, the two companies have developed overlapping and complementary intellectual property related to inmate calling services. In October 1996, in settlement of litigation between the companies, the companies cross-licensed significant aspects of their intellectual property to each other. After the combination of T-NETIX and Gateway, the combined company will own what the T-NETIX Board believes will be a formidable portfolio of call processing intellectual property in areas such as automated operator, three-way calling, integrated recording and monitoring, call blocking, commissary and speaker verification features. The T-NETIX Board believes this will increase the combined company's competitiveness even more.


         o        COMPLEMENTARY CUSTOMER BASES AND SERVICE OFFERINGS


                  While the T-NETIX Board believes T-NETIX has strong relationships with certain of the Regional Bell Operating Companies and major inter-exchange carriers, neither T-NETIX nor Gateway independently has relationships with all the Regional Bell Operating Companies. The T-NETIX Board believes that a combined Gateway and T-NETIX will have strong relationships with the Regional Bell Operating Companies which both Companies currently serve and such relationships will provide significant cross-selling opportunities not available to the individual companies. Gateway has developed products and expertise in the area of direct contract sales. This expertise will be offered to T-NETIX's existing customers. Additionally, T-NETIX has an extensive online frame relay network that Gateway will be able to offer its customer base. The volume of the billable calls that the combined company will process should allow the combined company to achieve savings in billing and collection activities.


         o        LARGER DIRECT SALES FORCE

                  Traditionally, T-NETIX has maintained a smaller sales force because T-NETIX's mission has been to sell to telecommunications carriers (such as the Regional Bell Operating Companies and inter-exchange carriers) and only assist in the contracts with the correctional facilities. Gateway has maintained a more extensive sales force, selling products and services directly to the correctional facilities. The T-NETIX Board expects the combination of the sales forces to allow the combined company to sell broad-based services to the telecommunications carriers, and to provide products directly to the correctional facilities. Additionally, the Gateway direct sales force will be able to add T-NETIX's Containsm product line to their product portfolio. This product was acquired by T-NETIX with its December 31, 1998, acquisition of Cell-Tel Monitoring Inc., now T-NETIX Monitoring Corp., and the Merger will increase the number of people selling the parole, probation and Containsm product lines from four to approximately twenty-four people without significant incremental costs.

         o        GREATER VISIBILITY IN THE INVESTMENT COMMUNITY


                  The T-NETIX Board believes that the increased market capitalization, revenue base and competitiveness of the combined company will create greater visibility in the investment community, and upon registration of the shares of T-NETIX Stock issued in the Merger, will provide all shareholders greater liquidity for their shares, thereby enhancing the stock's attractiveness to current and prospective shareholders.


         o        ENHANCED FINANCIAL RESOURCES

                  The T-NETIX Board believes that the combined company's increased revenue base will enhance the combined company's ability to raise any capital necessary to finance future growth from either cash flow or third parties.


         In reaching its conclusions, the T-NETIX Board considered the factors described above, including the presentation and the fairness opinion of its financial advisor. In reaching its decision to approve the Merger and to recommend the matter submitted to shareholders for approval in connection with the Merger, the T-NETIX Board did not assign any relative or specific weights to the various factors considered, and individual directors may have given differing weights to different factors. The only negative factors considered significant by the T-NETIX Board are the potential dilutive effect of the Merger on the book value per share of T-NETIX Stock, and the potential for investor perception of concentration in a limited market. At December 31, 1998, the book value per share of T-NETIX Stock was $3.08. On a pro forma basis assuming completion of the Merger, the book value per share of the combined company at December 31, 1998 was $2.25. The Board of Directors concluded that the potential future benefits of the Merger outweigh these negative factors. See "T-NETIX and Gateway Combined Per Share Data."


         The foregoing discussion of our reasons for the Merger includes forward-looking statements about possible or assumed future results of our operations and the performance of the combined company after the Merger. For a discussion of factors that could affect these future results, see "Cautionary Statement Concerning Forward-Looking Statements" on page 50 and "Risk Factors" on page 25.

Fairness Opinion


     T-NETIX engaged Broadview to act as its financial advisor and requested that Broadview render an opinion regarding the fairness, from a financial point of view, to T-NETIX's shareholders, of the Merger Consideration. At the meeting of the T-NETIX Board on Wednesday, February 10, 1999, Broadview rendered its written opinion (the "Broadview Opinion") that, as of February 10, 1999, based upon and subject to the various factors and assumptions set forth in the Broadview Opinion, the Merger Consideration was fair, from a financial point of view, to the T-NETIX shareholders. The Merger Consideration was determined pursuant to negotiations between T-NETIX and Gateway as well as in discussions with Broadview.

     The text of the Broadview Opinion, which sets forth assumptions made, matters considered, and limitations on the review undertaken, is attached as Appendix B to this Proxy Statement. T-NETIX shareholders are urged to read the Broadview Opinion carefully in its entirety. The Broadview Opinion addresses only the fairness of the Merger Consideration from a financial point of view and does not constitute a recommendation to any T-NETIX shareholder as to how such shareholder should vote on the Merger. Broadview employed a number of methodologies and sources of information, both qualitative and quantitative, to determine the fairness of the Merger Consideration from a financial point of view. These included, but were not limited to, analyses of other comparable public companies and comparable transactions. In addition, Broadview will receive a fee from T-NETIX contingent upon successful conclusion of the Merger. The summary of the Broadview Opinion set forth in this Proxy Statement is qualified in its entirety by reference to the full text of such opinion.

     In rendering its opinion, Broadview, among other actions:


(1) reviewed the terms of the Merger Agreement and the associated exhibits thereto in the form of the draft dated February 9, 1999, which was identical in all material respects to the Merger Agreement as executed;

(2) reviewed the audited financial statements of Gateway for its fiscal years ended December 31, 1997 and 1996 and the unaudited financial statements of Gateway for the eleven months ended November 30, 1998;


(3) reviewed certain internal financial and operating information, including income statements and cash-flow projections for the twelve months ending December 31, 1999 and the twelve months ending December 31, 2000, relating to Gateway prepared by Gateway management;


(4) participated in discussions with Gateway management concerning the operations, business strategy, financial performance and prospects for Gateway;

(5) discussed with Gateway management its view of the strategic rationale for the Merger;

(6) compared certain aspects of the financial performance of Gateway with public companies Broadview deemed comparable;

(7) analyzed available information, both public and private, concerning other mergers and acquisitions Broadview believed to be comparable in whole or in part to the Merger;

(8) reviewed T-NETIX's annual report on Form 10-K for its fiscal year ended July 31, 1998, including the audited financial statements included therein, and T-NETIX's Form 10-Q for the quarterly period ended October 31, 1998, including the unaudited financial statements included therein;

(9) participated in discussions with T-NETIX management concerning the operations, business strategy, financial performance and prospects for T-NETIX;

(10) reviewed the recent reported closing prices and trading activity for T-NETIX Stock;

(11) discussed with T-NETIX management its view of the strategic rationale for the Merger;

(12) compared certain aspects of the financial performance of T-NETIX with public companies Broadview deemed comparable;

(13) considered the total number of shares of T-NETIX Stock outstanding and the average weekly trading volume of T-NETIX Stock;

(14) reviewed equity analyst reports covering T-NETIX;

(15) analyzed the anticipated effect of the Merger on the future financial performance of the consolidated entity;

(16) reviewed an independent evaluation and study of the products of Gateway and T-NETIX performed by Gate-Net Associates and commissioned by the managements of Gateway and T-NETIX;

(17) assisted in negotiations and discussions related to the Merger among T-NETIX, Gateway and their accounting and legal advisors; and

(18) conducted other financial studies, analyses and investigations as Broadview deemed appropriate for purposes of this opinion.

     In rendering the Broadview Opinion, Broadview relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Merger Agreement) that was publicly available or furnished by T-NETIX or Gateway. Broadview assumed that those projections prepared and provided by the managements of T-NETIX and Gateway were reasonably prepared and reflected the best available estimates and good faith judgments as to the future performance of T-NETIX and Gateway, respectively. Broadview did not make nor obtain an independent appraisal or valuation of any of Gateway's assets. With regard to any analyses relating to valuations of comparable public companies, the share prices used were for the close of trading on February 9, 1999, the last trading day before the delivery of the Broadview Opinion.

     The following is a summary explanation of the various sources of information and valuation methodologies employed by Broadview in conjunction with rendering the Broadview Opinion regarding the proposed Merger.

     Public Company Comparables Analysis. Several public companies are comparable to Gateway based on market focus, business model and financial performance. Broadview reviewed, from a financial point of view, six public company comparables in the telecommunications software and services segment of the Information Technology ("IT") market providing call processing services and equipment and payphone services, with Trailing Twelve Month ("TTM") revenue less than $150 million, with TTM revenue growth between 10%-50%, and EBITDA (earnings before interest, taxes, depreciation and amortization) margins between 5%-30%. The public company comparables were selected from the Broadview Barometer, a proprietary database of publicly-traded IT companies maintained by Broadview and broken down by industry segment.

     The following ratios indicate the value public markets place on companies in a particular market segment:

     o Total Market Capitalization/Revenue ("TMC/R")

     o Total Market Capitalization/EBITDA ("TMC/EBITDA")

     o Price/Earnings ("P/E")

     o Price/Forward Growth Adjusted EPS ("Forward PEG")

     Broadview employed a Total Market Capitalization ("TMC") valuation in this analysis because it enables two critical balance sheet items, cash and debt, to be factored directly into the valuation. The formula for the TMC is as follows:

((market value of equity) + (short term debt + long term debt) - (cash and equivalents)).

     To determine value using this approach, the first step is to calculate the appropriate TMC/R or TMC/EBITDA ratio. Next, the revenue or EBITDA of the company is multiplied by the appropriate TMC/R or TMC/EBITDA ratio determined in step 1. This provides a total "entity" value which represents the company's value based on its operating performance, i.e., excluding the effects of capitalization. The final step is to subtract all short term and long term debt from the total entity value and then add back cash and equivalents. The result is one measure of the fair market value of a company's equity.

     Broadview reviewed each company's:

     o TTM Revenue

     o TTM Revenue Growth

     o TTM EBITDA Margin

     o TTM earnings before interest and taxes ("EBIT") Margin

     o TTM Net Margin

     o Equity Market Capitalization

     o TTM TMC/R ratio

     o TTM TMC/EBITDA ratio

     o TTM P/E ratio

     o TMC/Projected Calendar Year ("CY") 1999 Revenue ratio ("Forward 1999 TMC/R")

     o Price/Projected CY1999 Earnings ratio ("Forward 1999 P/E")

     o Forward CY1999 PEG ratio

         In order of descending TTM TMC/R, the public company comparables consist of the following:

     (1)  Transaction Network Services, Inc.

     (2)  T-NETIX, Inc.

     (3)  ChoiceTel, Inc.

     (4)  Boston Communications Group, Inc.

     (5)  Periphonics Corporation

     (6)  Brite Voice Systems, Inc.

         The low, high and median financial ratios for the comparable public companies are listed in the table below:


                  Multiple                                   Low                      High                      Median
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Total Market                  0.78                     3.40                      1.54
Capitalization/Revenue
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Total Market                  7.12                     14.98                     10.32
Capitalization/EBITDA
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Price/Earnings                28.11                    36.17                     31.04
----------------------------------------------------------------------------------------------------------------------------
Forward Calendar Year 1999 Total                    0.57                     1.68                      1.10
Market Capitalization/Revenue
----------------------------------------------------------------------------------------------------------------------------
Forward Calendar Year 1999                          9.58                     33.04                     19.36
Price/Earnings
----------------------------------------------------------------------------------------------------------------------------
Forward PEG                                         0.49                     1.23                      0.95
----------------------------------------------------------------------------------------------------------------------------

         The Gateway equity values implied by each financial ratio's low, high and median are listed in the table below (in thousands):

----------------------------------------------------------------------------------------------------------------------------
                  Multiple                                   Low                      High                      Median
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Total Market                  $6,230                   $70,674                   $26,538
Capitalization/Revenue
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Total Market                  $8,226                   $28,898                   $16,645
Capitalization/EBITDA
----------------------------------------------------------------------------------------------------------------------------
Trailing Twelve Month Price/Earnings                $11,847                  $15,247                   $13,084
----------------------------------------------------------------------------------------------------------------------------
Forward Calendar Year 1999 Total                    $6,099                   $38,116                   $21,278
Market Capitalization/Revenue
----------------------------------------------------------------------------------------------------------------------------
Forward Calendar Year 1999                          $6,272                   $21,621                   $12,673
Price/Earnings
----------------------------------------------------------------------------------------------------------------------------
Forward PEG                                         $7,937                   $19,703                   $15,269
----------------------------------------------------------------------------------------------------------------------------

         Evaluation of T-NETIX Equity. Broadview compared selected valuation multiples for public companies deemed comparable to T-NETIX based upon business model, market focus and product offering, with the multiples implied by T-NETIX's February 9, 1999 share price of $5.88. Broadview reviewed, from a financial point of view, five public companies in the telecommunications software and services industry with TTM revenue less than $150 million, with TTM revenue growth between 10%-50%, and EBITDA margins between 5%-30%. In descending order of TTM TMC/R, the public company comparables consist of the following:

     (1)  Transaction Network Services, Inc.

     (2)  Boston Communications Group, Inc.

     (3)  ChoiceTel, Inc.

     (4)  Periphonics Corporation

     (5)  Brite Voice Systems, Inc.

         Transaction Comparables Analysis. Valuation statistics from transaction comparables indicate the Adjusted Price/Revenue ("P/R") multiple acquirers have paid for comparable companies in a particular market segment. Broadview reviewed eight comparable public and private company merger and acquisition ("M&A") transactions from January 1, 1996 through the present involving sellers sharing many characteristics with Gateway including products offered, business model and market focus. Transactions were selected from Broadview's proprietary database of published and confidential M&A transactions in the IT industry. These transactions represent eight sellers in the telecom software and services segments of the IT market providing call processing services and equipment and payphone services, with TTM revenue between $5 million and $250 million. In order of descending P/R multiple, the eight public and private company transactions used are the acquisitions of:

     (1)  SDX Business Systems plc by Lucent Technologies Inc.

     (2)  Phonetel Technologies Inc. by Davel Communications Group Inc.

     (3)  Peoples Telephone Co. by Davel Communications Group Inc.

     (4)  USLD Communications Corp. by LCI International

     (5)  Plessey Corp. Ltd. By Dimension Data Holdings Ltd.

     (6)  Correctional Communications Corp. by Talton Holdings Inc.

     (7)  Communications Central Inc. by Davel Communications Group Inc.

     (8)  Peoples Telephone Co. (Inmate Division) by Talton Holdings Inc.

         The low, high and median Price/Revenue ratios of the eight comparable public and private company transactions are listed in the table below:


----------------------------------------------------------------------------------------------------------------------------
                  Analysis                                            Low                    High               Median
----------------------------------------------------------------------------------------------------------------------------
Public and Private Seller Comparable                             0.73                  2.33                    1.33
Price/Revenue Multiple
----------------------------------------------------------------------------------------------------------------------------

         The Gateway equity values implied by the low, high and median Price/Revenue ratios of the eight public and private seller transactions are listed in the table below:

----------------------------------------------------------------------------------------------------------------------------
                  Analysis                                            Low                    High               Median
----------------------------------------------------------------------------------------------------------------------------
Public and Private Seller Comparable                         $11,391                $59,189                $29,202
Price/Revenue
----------------------------------------------------------------------------------------------------------------------------

         Relative Contribution Analysis. A relative contribution analysis measures each of the merging companies' contributions to various income statement and balance sheet metrics such as Revenue, EBITDA, EBIT, Net Income and Assets on a percentage basis. Broadview examined the relative contributions during CY1998 and CY1999 based upon projections for T-NETIX and Gateway prepared by managements of the two companies, for each of the following: (i) Revenue;
(ii) EBITDA; (iii) EBIT; (iv) Net Income; (v) Total Assets; (vi) Property Plant & Equipment, Net ("PP&E"); (vii) Net Assets; and (viii) Shareholders' Equity.

------------------------------------------------------------------------------------------------------------------------------
         Analysis                                       CY1998                                      CY1999
------------------------------------------------------------------------------------------------------------------------------
                                               Gateway      T-NETIX                        Gateway               T-NETIX
------------------------------------------------------------------------------------------------------------------------------
Revenue                                        44.5%                 55.5%                 47.4%                 52.6%
------------------------------------------------------------------------------------------------------------------------------
EBITDA                                         30.7%                 69.3%                 29.7%                 70.3%
------------------------------------------------------------------------------------------------------------------------------
EBIT                                           100.0%                0.0%                  41.8%                 58.2%
------------------------------------------------------------------------------------------------------------------------------
Net Income                                     100.0%                0.0%                  33.4%                 66.6%
------------------------------------------------------------------------------------------------------------------------------

         Gateway's relative contribution to Total Assets for the latest available balance sheet is 26.9%. Gateway's relative contribution to PP&E is 19.4%. Gateway's relative contribution to Net Assets is 22.0%. Gateway's relative contribution to Shareholders' Equity is 13.2%.

         Relative Ownership Analysis. A relative ownership analysis measures each of the merging companies' relative equity ownership of the pro forma combined company and relative entity value. The relative equity ownership is equal to the actual number of shares owned divided by the total number of shares outstanding. The relative entity value of each company is equal to the value of its equity in the combined company plus its net debt (short term debt + long term debt-cash) prior to the merger relative to the total market capitalization
(TMC) of the combined company. At the merger consideration defined in the Agreement of 5.0375 shares of T-NETIX per share of Gateway, the implied relative equity ownership and relative entity value are detailed below:

-----------------------------------------------------------------------------------------------
         Analysis                             Gateway                                 T-NETIX
-----------------------------------------------------------------------------------------------
Relative Equity Ownership                       32.2%                                   67.8%
-----------------------------------------------------------------------------------------------
Relative Entity Value                           34.4%                                   65.6%
-----------------------------------------------------------------------------------------------

         Stock Performance Analysis. Broadview examined the following: (i) T-NETIX's actual share price and trading volume from February 10, 1998 to February 9, 1999; and (ii) an index of the aggregate set of public company comparables vs. T-NETIX and the S&P 500 index from February 6, 1998 to February 9, 1999. T-NETIX's maximum share price during this period was $13.125 and its minimum share price was $4.50 with an average of $8.10. The maximum weekly trading volume during this period was 189,200 shares, with the minimum volume at 0 shares and an average trading volume of 17,490 shares. From February 6, 1998 to February 9, 1999, T-NETIX's share price decreased 43.4%. By comparison, the index of the aggregate set of public company comparables increased by 0.2% during the same period, and the S&P 500 Index increased 20.1% during the same period. From these results, Broadview drew the conclusion that the price of T-NETIX Stock under-performed these indices during the applicable period.

         Pro Forma Combination Analyses. A pro forma merger analysis calculates the EPS accretion or dilution of the pro forma combined entity taking into consideration various financial effects which will result from a consummation of the merger. This analysis relies upon certain financial and operating assumptions provided by management and publicly available data about Gateway and T-NETIX. Broadview examined a pooling-of-interests scenario using synergy assumptions provided by the management of T-NETIX. Based on this scenario, the pro forma pooling model indicates EPS accretion to T-NETIX of 2.5(cent), or 14.9%, excluding acquisition expenses, for the fiscal year ending December 31, 1999 and EPS accretion to T-NETIX of 9.4(cent), or 22.5%, for the fiscal year ending December 31, 2000.

         Present Value of Projected Share Price Analysis. Broadview calculated the present value of the potential future share price of T-NETIX Common Stock on a standalone and pro forma for a transaction basis using management projections for the twelve months ending December 31, 1999 and the twelve months ending December 31, 2000. The potential future share price is calculated based on earnings estimates for the twelve months ending December 31, 1999 and the twelve months ending December 31, 2000 and assumes a median TTM P/E multiple of 31.04, the median TTM P/E multiple for Gateway's public company comparable set. The future share price is discounted to today at discount rates ranging from 15.0% to 25.0% and including the discount rate calculated using an equity cost of capital of 17.44%, which was estimated using the Capital Asset Pricing Model and the median capital-structure adjusted beta of the comparable public companies. The capital-structure adjusted beta of a public company is the value of its beta after an adjustment to eliminate the effect of differences in capital-structure.

         Based on this analysis and the discount rate calculated using the equity cost of capital, the per share valuation range implied by the present value of the future share prices using management expectations for the twelve months ending December 31, 1999 are as follows:

------------------------------------------------------------------------------------------
Basis                        Low                        High                       Median
------------------------------------------------------------------------------------------
Stand-Alone                  $2.92                      $5.84                      $4.53
------------------------------------------------------------------------------------------
pro forma Combined           $3.36                      $6.71                      $5.21
------------------------------------------------------------------------------------------

         Based on this analysis and the discount rate calculated using the equity cost of capital, the per share valuation range implied by the present value of the future share prices using management expectations for the twelve months ending December 31, 2000 are as follows:

------------------------------------------------------------------------------------------
Basis                        Low                        High                       Median
------------------------------------------------------------------------------------------
Stand-Alone                  $6.05                      $12.09                     $9.38
------------------------------------------------------------------------------------------
pro forma Combined           $7.41                      $14.81                     $11.49
------------------------------------------------------------------------------------------


         Discounted Cash Flows Valuation Methodology. Broadview valued Gateway based upon two different sets of free cash flow estimates over a period from the date of valuation through December 31, 2003. In the first scenario, no operating synergies are assumed and Gateway's terminal value was calculated based on terminal growth rates of 5.0%, 6.0% and 7.0%. A discount rate of 16.18%, calculated using Gateway's equity cost of capital, capital structure, debt cost of capital and effective tax rate, was applied after careful weighting of all factors both positively and negatively affecting the riskiness of Gateway's cash flows. Using the 16.18% discount rate and the assumed terminal growth rates, total equity values for Gateway are $5,709, $7,262 and $9,154, respectively.

         In the second scenario, Broadview assumed operating synergies based on input from T-NETIX management and Gateway's terminal value was calculated based on terminal growth rates of 5.0%, 6.0% and 7.0%. A discount rate of 16.18%, calculated using Gateway's equity cost of capital, capital structure, debt cost of capital and effective tax rate, was applied after careful weighting of all factors both positively and negatively affecting the riskiness of Gateway's cash flows. Using the 16.18% discount rate and the assumed terminal growth rates, total equity values for Gateway are $30,501, $33,605 and $37,384, respectively.


         Summary of Valuation Analyses. Taken together, the information and analyses employed by Broadview lead to Broadview's overall opinion that the Merger Consideration in the Merger is fair, from a financial point of view, to T-NETIX's shareholders.

Recommendation of the Board of Directors


         At a special meeting of the T-NETIX Board held on February 8, 1999, the Board determined the Merger to be fair to and in the best interests of T-NETIX and its shareholders. Accordingly, the T-NETIX Board has unanimously approved and adopted the Merger Agreement, approved the Merger, including the issuance of T-NETIX Stock in the Merger and the amendments to the Plans, and unanimously recommends that T-NETIX shareholders vote FOR the proposal to issue up to 4,231,315 shares of T-NETIX Stock to Gateway Shareholders in the Merger, and to amend the Plans to increase the number of shares available to be optioned under the Plans from 2,000,000 to 2,600,000.


TERMS OF THE MERGER AGREEMENT

         It is presently anticipated that the Merger will be consummated on or about March 31, 1999, assuming all the conditions set forth in the Merger Agreement have been satisfied or waived; however, it is possible that the Merger will be consummated later.

Operation of the Merger

         When all conditions to consummation of the Merger have been satisfied, or have been waived by the party that has the right to require that the conditions be satisfied, TAC will merge with and into Gateway. TAC will then no longer exist as a separate entity, and Gateway will survive the Merger and continue to exist as a separate entity (the "Surviving Corporation"). Gateway will be a wholly owned subsidiary of T-NETIX. All of this will occur by operation of law when Articles of Merger are filed with the Colorado and Texas Secretaries of State (the "Effective Time").

Consideration for Shares of Gateway Stock

         At the Effective Time, each share of Gateway Stock, other than shares held by Gateway Shareholders who dissent from the Merger and do not forfeit their appraisal rights ("Dissenting Shareholders"), will be converted into the right to receive 5.0375 shares of T-NETIX Stock (the "Merger Consideration"). In addition, each certificate which prior to the Effective Time represented Gateway Stock (each, a "Certificate") will represent the right to receive the Merger Consideration multiplied by the number of shares of Gateway Stock formerly represented by such Certificate. Fractional shares will not be issued, and in lieu thereof T-NETIX will pay cash in an amount equal to the average closing price of T-NETIX Stock for the five trading days immediately prior to the Closing Date, times the applicable fraction of a share.

         Also at the Effective time, all outstanding options to purchase Gateway Stock (the "Gateway Options") will be exchanged for options to purchase T-NETIX Stock (the "T-NETIX Options"). The T-NETIX Options will be issued pursuant to T-NETIX's Non-Qualified Stock Option Plan, which is already in existence. For each one (1) share of Gateway Stock underlying a Gateway Option, there will be
5.0375 shares of T-NETIX Stock underlying the T-NETIX Option exchanged therefor. In addition, the exercise price for each T-NETIX Option will be equal to the exercise price for the Gateway Option exchanged therefor divided by 5.0375. Each T-NETIX Option will have the same vesting schedule and the same terms as the Gateway Option exchanged therefor. Any T-NETIX Option that is exchanged for a Gateway Option that is fully vested immediately prior to the Effective Time will be fully vested from and after the Effective Time.


         A group of 15 Gateway Shareholders owning approximately 85% of the outstanding Gateway Stock (the "Royalty Owners") currently has an assignment and royalty agreement (as amended, the "Royalty Agreement") with Gateway relating to automated call processing technology and intellectual property rights conveyed by the Royalty Owners to Gateway. In exchange for their terminating their interests in the Royalty Agreement, T-NETIX will issue to the Royalty Owners (pro rata in accordance with their respective royalty interests) a total of 375,339 shares of T-NETIX Stock. Use of the pooling of interests accounting method is conditioned on termination of the Royalty Owners' interests in the Royalty Agreement.


         The amount of the Merger Consideration is subject to adjustment. If on the Closing Date Gateway's indebtedness (as defined in the Merger Agreement) exceeds $10,500,000 (plus certain adjustments), the Merger

Consideration will be reduced by that number of shares of T-NETIX Stock equal to the excess of Gateway's indebtedness over the maximum indebtedness allowed under the Merger Agreement, divided by $6.00 (the average closing price of T-NETIX Stock for the five trading days immediately prior to February 10, 1999) divided by the number of shares of Gateway Stock outstanding immediately before the Effective Time (other than shares held by Dissenting Shareholders). The number of shares of T-NETIX Stock underlying T-NETIX Options to be exchanged for Gateway Options as described above will be equally reduced, and the exercise price equally increased. As of March 12, 1999 Gateway's indebtedness did not exceed $10,500,000.


         As of February 10, 1999, there were 729,004 shares of Gateway Stock outstanding and 8,558,067 shares of T-NETIX Stock outstanding. As of February 10, 1999, options to purchase 69,040 shares of Gateway Stock were outstanding, and options to purchase 1,906,300 shares of T-NETIX Stock were outstanding.

Issuance of Shares to Gateway Shareholders

         The Closing will be held at the offices of Rothgerber Johnson & Lyons LLP in Denver, Colorado, at 9:00 a.m. (local time) on March 31, 1999, the "Closing Date." At the Closing, from the aggregate of the Merger Consideration, T-NETIX will deduct and hold back shares of T-NETIX Stock which represent 5% of the aggregate Merger Consideration (such shares are called the "Gateway Holdback Shares"). T-NETIX will also reserve and set aside additional shares of T-NETIX Stock equal in number to the Gateway Holdback Shares (such shares are called the "T-NETIX Reserve Shares"). The T-NETIX Reserve Shares will not be deducted from the aggregate Merger Consideration.

Indemnification Claims

         Under the Merger Agreement, T-NETIX will indemnify and hold harmless the Gateway Shareholders and their respective affiliates, officers, directors, partners, stockholders, agents, representatives, consultants and employees, and all of their respective heirs, successors and permitted assigns (collectively, the "Shareholder Indemnified Parties"), from and against certain expenses and losses which result from or arise out of or as to which there was any breach or inaccuracy of any representation, warranty, statement, certification, agreement, obligation or covenant made by T-NETIX in the Merger Agreement or certain related documents.

         Likewise, the Gateway Shareholders will severally, proportionately in accordance with their interests, indemnify and hold harmless T-NETIX and its affiliates and their respective officers, directors, shareholders, agents, representatives, consultants, employees and affiliates, and all of their respective heirs, successors and permitted assigns (collectively, the "T-NETIX Indemnified Parties"), from and against certain expenses and losses which result from or arise out of or as to which there was any breach or inaccuracy of any representation, warranty, statement, certification, agreement, obligation or covenant made by Gateway in the Merger Agreement or in certain related documents.

         Except in the event of a knowing and willful misrepresentation, the total amount of indemnification payments that T-NETIX may be required to make to the Shareholder Indemnified Parties is limited in the aggregate to the T-NETIX Reserve Shares.

         Likewise, except in the event of a knowing and willful misrepresentation, the total amount of indemnification payments that the Gateway Shareholders may be required to make to the T-NETIX Indemnified Parties is limited in the aggregate to the Gateway Holdback Shares.

         No indemnification payment will be required to be made unless a claim for indemnification is made on or prior to the earlier of (1) the first anniversary of the Closing Date or (2) the date of publication of the first annual combined audited financial statements of Gateway and T-NETIX.

         Except for willful, knowing or intentional misrepresentations in the Merger Agreement, no indemnification payment will be required to be made by either T-NETIX or the Gateway Shareholders unless and until the aggregate amount claimed exceeds $500,000. For the purpose of any indemnification claim, the Gateway

Holdback Shares or the T-NETIX Reserve Shares, as the case may be, shall be valued at the average closing price of T-NETIX Stock for the five trading days immediately preceding satisfaction of the claim.


         On the earlier of the first anniversary of the Closing Date, the date of publication of combined annual audited financial statements of Gateway and T-NETIX, or a date mutually agreed on by the representative of the Gateway Shareholders and T-NETIX, and subject to the certain terms of the Merger Agreement, (i) any remaining Gateway Holdback Shares having a value in excess of the amount of any indemnification claims of T-NETIX will be issued to Gateway Shareholders, and (ii) any remaining T-NETIX Reserve Shares having a value in excess of the amount of any indemnification claims of the Gateway Shareholders will not be issued to the Gateway Shareholders, but instead will remain authorized but unissued T-NETIX Stock, and will no longer be reserved and set aside pursuant to the Merger Agreement.


Covenants in the Merger Agreement

         The Merger Agreement contains covenants of T-NETIX and Gateway designed to ensure that the parties proceed toward and do not hinder consummation of the Merger. These covenants include the following:

         (a) Each company will provide the other with access to its records and other internal information;

         (b) Each company will not disclose certain confidential information of the other company;

         (c) Each company will use commercially reasonable efforts to do all things necessary or desirable to consummate the Merger;

         (d) Each company will provide additional disclosure to the other if a change in circumstances causes any of such company's representations and warranties in the Merger Agreement to become untrue, misleading or inaccurate;

         (e) T-NETIX will use commercially reasonable efforts to draft this Proxy Statement and have it filed with the Securities and Exchange Commission (the "SEC"), and Gateway will cooperate with T-NETIX in doing so and will promptly provide true and accurate information to T-NETIX for inclusion herein;

         (f) Gateway will cause, or will use its best efforts to cause, certain directors, officers and other insiders to execute certain letters by which such persons agree to the restrictions on selling T-NETIX Stock applicable to such persons pursuant to SEC Rule 145 under the Securities Act of 1933, as amended (the "Securities Act"), and pursuant to the pooling of interest accounting rules. Also, T-NETIX will cause, or use its best efforts to cause, certain directors, officers and other insiders to execute certain letters by which such persons agree to the restrictions on selling T-NETIX Stock applicable to such persons under the pooling of interests accounting rules;

         (g) Each company will not make any public announcement of the Merger without the written consent of the other, unless such announcement is required by law and the announcing company provides notice to the other company a reasonable time prior to making the announcement of the nature and content of the announcement, and consults with the other company regarding such nature and content;


         (h) Each company will take steps to ensure that the pooling of interests method of accounting for the Merger will be applicable to the Merger. See "--Accounting Treatment";


         (i) Each company will use commercially reasonable efforts to make all filings required to be made so that the Merger can occur, and to obtain all consents that are required for the Merger to occur;

         (j) Each company will cooperate with the other in filing a notice with the Federal Trade Commission (the "FTC") under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), and seek early termination of any waiting periods thereunder. See "--HSR Act and Other Antitrust Matters;"

         (k) Each company, its officers and directors, the Gateway shareholders who signed the Merger Agreement and the shareholders of T-NETIX who signed the Merger Agreement will not, and each company will direct and use its best efforts to cause its employees, agents and representatives to not, except to the extent that the Board of Directors concludes in good faith that it is legally required for the discharge by the Board of Directors of its fiduciary duties: (i) sell or arrange for the sale of any of such company's capital stock; or (ii) negotiate, solicit or encourage or authorize any person to solicit from any third party any proposals relating to a change of control of such company, which means the merger or consolidation of the company, disposition of the business or all or substantially all the assets of the company or the sale of a total of 50% or more of the capital stock of the company; or (iii) make any information concerning such company available to any person for the purpose of affecting or causing a change of control of such company. These provisions do not apply to any merger in which the company is the surviving corporation and the current shareholders of such company are the holders of at least two-thirds of the voting power and economic benefits of the company immediately following the merger;

         (l) In the event either company receives any solicitation, proposal or offer from any person relating to a change of control of such company, the company will promptly give written notice to the other company of such event; and

         (m) T-NETIX will publish financial results covering at least 30 days of combined operations of T-NETIX and Gateway as soon as practicable after consummation of the Merger.

         The Merger Agreement also contains provisions regarding how each company will conduct its business from the time the Merger Agreement was signed until the Closing Date. These provisions include the following:

         (1) Gateway will not allow its indebtedness, as defined in the Merger Agreement, to exceed $10,500,000 plus certain adjustments as of the Closing Date;

         (2) Each company will not amend its Articles of Incorporation or Bylaws; make any change in its practices, operations or policies with respect to the selling goods or services, collecting accounts receivable and/or paying accounts payable; conduct its business in a manner that departs from the manner in which such business was being conducted prior to signing of the Merger Agreement; increase the rate or change the form of compensation payable to any director or officer or increase any employee benefits, except for normal increases consistent with past practices; purchase or dispose of any properties or other assets, except in the ordinary course of business; declare, set aside, pay or make any dividend or other distribution in respect of any of such company's outstanding shares of capital stock; issue or sell any shares of such company's capital stock (whether or not from the treasury) or any other securities; grant any options, convertibility rights, rights to subscribe for shares of capital stock or securities convertible into or exchangeable for shares of capital stock, warrants, calls or other agreements relating to such company's capital stock; split up, combine, reclassify, redeem, repurchase or otherwise reacquire any of such company's capital stock, or otherwise change its capitalization; except as required by regulation or generally accepted accounting principles ("GAAP"), maintain its books of account other than in the usual, regular and ordinary manner on a basis consistent with prior periods, make any change in any of its books, accounting methods or practices, or reclassify any assets or liabilities; cancel, terminate, renew or amend any material contract or enter into any contract, agreement, lease, license or commitment, in each case outside the ordinary course of business; invest in certificates of deposit in any one bank if such investments in the aggregate exceed $100,000 at any time; incur any direct or contingent liability for borrowed money or guarantee the monetary obligations of any other person or entity, or make any monetary investment in, advance to or loan to any person or entity other than in the ordinary course of business; fail to make maintenance expenditures and maintain inventories in the amounts and at the times required to operate its business in the ordinary course consistent with past practice; implement or adopt any change in its tax methods, principles or elections; fail to pay accounts payable or collect accounts receivable in accordance with past practices; fail to use best efforts to ensure the retention of such company's key employees; enter into any transaction outside the ordinary course of business; or agree or commit to do any of the foregoing.

Conditions of the Merger Agreement

         Consummation of the Merger is subject to satisfaction or waiver of various conditions, including compliance with respective covenants, confirmation of certain representations and warranties, and the absence of any litigation or regulatory proceeding presenting significant risk that the Merger will not be consummated. Following are descriptions of other conditions to each company's obligations to consummate the Merger:

         (a) There having been no material adverse effect on Gateway since November 30, 1998, and there having been no material adverse effect on T-NETIX since October 31, 1998;

         (b) All required approvals of shareholders and all other required consents, approvals and other documents having been obtained and delivered to the other company;

         (c) Each company having received a legal opinion from counsel to the other company;

         (d) T-NETIX and certain employees of Gateway having executed employment and non-competition agreements. See "--Employment Agreements;"

         (e) T-NETIX and certain Gateway Shareholders having executed non-competition agreements;

         (f) Each company having received an opinion from Rothgerber Johnson & Lyons LLP, counsel to T-NETIX, as to the tax consequences of the Merger;

         (g) Each company having delivered to the other a Good Standing Certificate along with a Tax Certificate, if appropriate, for such company dated as of the Closing Date;

         (h) T-NETIX having received from its independent accountants an opinion that the Merger will qualify for treatment as a pooling of interests under GAAP. See "--Accounting Treatment;"

         (i) Any waiting period applicable to the Merger under the HSR Act having expired or earlier termination thereof having been granted and no action having been instituted by either the United States Department of Justice (the "DOJ") or the FTC to prevent the consummation of the Merger or to modify or amend the same in any material manner. See "--HSR Act and Other Antitrust Matters;" and

         (j) Each company not learning of any matter which would represent a material adverse effect on the other.

         Following are descriptions of additional conditions to T-NETIX's obligation to consummate the Merger:

         (1) Gateway having delivered a certificate, signed by the secretary of Gateway, certifying current copies, as amended, of the Articles of Incorporation and Bylaws of Gateway and the resolutions of the Board of Directors and shareholders of Gateway authorizing the Merger Agreement and the Merger;

         (2) Each Gateway Shareholder having executed a letter by which they agree to the restrictions on selling T-NETIX Stock applicable to such persons pursuant to SEC Rule 144 under the Securities Act;

         (3) The Royalty Agreement having been duly and validly terminated effective as of a date prior to the Effective Time for an amount equal to no more than 375,339 shares of T-NETIX Stock;

         (4) T-NETIX having received from Gateway audited financial statements, including balance sheet and related statements of operations, stockholders' equity and cash flows, including notes thereto, as of and for the year ended December 31, 1998, accompanied by the independent auditors' report of KPMG LLP, independent certified public accountants, and such financial statements do not reflect a material adverse effect on Gateway since November 30, 1998; and

         (5) Holders of less than 7% of the shares of Gateway Stock outstanding exercising their dissenters' rights under Texas law.

Termination of the Merger Agreement

         The Merger Agreement may be terminated prior to the Closing in any of the following ways:

         (a)      By the mutual agreement of Gateway and T-NETIX;

         (b) By either company at any time after May 31, 1999, if any condition to that company's obligation to consummate the Merger shall not have been satisfied or waived and that company is not in material breach of the Merger Agreement;

         (c) By either company if any updated disclosures from the other party cause any representation or warranty of such other party in the Merger Agreement to be inaccurate in any material respect;

         (d) By either company pursuant to its Board of Directors' fulfillment of its fiduciary duty to such company's shareholders by entering into a transaction in conflict with the Merger Agreement.

         The following will take place upon termination of the Merger Agreement:

         (1) Each company will promptly destroy or cause to be returned to the other all confidential information of the other party;

         (2) Each company will pay its own costs and expenses and neither company will have any obligation or liability to the other company, except that certain provisions in the Merger Agreement regarding confidential information and public announcements will remain binding.

         In the event that (1) Gateway effectuates a change of control in conflict with the Merger Agreement; (2) T-NETIX terminates the Merger Agreement as a result of an intentional breach by Gateway of a representation, warranty or covenant of the Merger Agreement and within one year following such termination Gateway effectuates a change of control; or (3) Gateway does not take the steps required to consummate the Merger when all conditions to Gateway's obligation to carry out the Merger have been satisfied or waived, and within one year after the earliest date on which all such conditions were satisfied or waived Gateway effectuates a change of control, then, in addition to any damages which may be available to T-NETIX, Gateway must pay to T-NETIX $5,000,000.

         In the event that (1) T-NETIX effectuates a change of control in conflict with the Merger Agreement; (2) Gateway terminates the Merger Agreement as a result of an intentional breach by T-NETIX of a representation, warranty or covenant of the Merger Agreement and within one year following such termination T-NETIX effectuates a change of control; or (3) T-NETIX does not take the steps required to consummate the Merger when all conditions to T-NETIX's obligation to carry out the Merger have been satisfied or waived, and within one year after the earliest date on which all such conditions were satisfied or waived T-NETIX effectuates a change of control, then, in addition to any damages which may be available to Gateway, T-NETIX must pay to Gateway $5,000,000.

Post-Closing Covenants

         Certain provisions of the Merger Agreement require that actions be taken after the Closing. First, T-NETIX agrees to provide funding to Gateway after the Closing for Gateway to pay its indebtedness when due.

Second, T-NETIX agrees that for purposes of vesting of employee benefits, in calculating the term of service for employees of Gateway, T-NETIX will include such person's term of service with Gateway as shown on Gateway's records for such employee at the Effective Time. And third, T-NETIX agrees that Richard E. Cree and W. P. Buckthal will be elected to the Board of Directors of T-NETIX effective on the Closing Date. The term of Richard E. Cree's directorship will expire at the 2001 annual meeting of the T-NETIX shareholders, and the term of
W. P. Buckthal's directorship will expire at the 2000 annual meeting of the T-NETIX shareholders. In the event a vacancy occurs in the Board of Directors of T-NETIX, the vacancy will be filled by an individual mutually agreed upon by Messrs. Cree, Buckthal, Carney and Schopp.

Operation of Gateway and T-NETIX after the Merger

         Upon the consummation of the Merger, the separate corporate existence of TAC will cease and Gateway will be a wholly owned subsidiary of T-NETIX.

         As the Surviving Corporation, Gateway will operate under its current Articles of Incorporation and Bylaws until altered, amended, or repealed pursuant to their terms or applicable law. The current officers of Gateway will be the officers of Gateway as the Surviving Corporation. The current directors of TAC will become the directors of Gateway as the Surviving Corporation. No changes in the Articles of Incorporation, Bylaws, officers or directors of T-NETIX will result from the Merger, except that Mr. Cree will be appointed as Executive Vice President of T-NETIX.

Employment Agreements

         In connection with the Merger, T-NETIX will enter into an employment agreement with Mr. Cree. The term of the agreement is three years, and it provides for a base annual salary of $190,000. In addition, over a two-year period Mr. Cree will receive options to purchase a total of 60,000 shares of T-NETIX Stock, and will receive vacation time and other benefits commensurate with this position. Mr. Cree will not receive compensation for his participation on the Board of Directors of any subsidiary of T-NETIX. Under the employment agreement, T-NETIX may terminate Mr. Cree's employment at any time, with or without "cause" (as defined in the employment agreement). If, during the term of the employment agreement, Mr. Cree is terminated without cause, or is terminated because of a change of control of T-NETIX, he will receive certain severance benefits. As part of the employment agreement, Mr. Cree will agree not to disclose confidential information about T-NETIX to any third party, and not to compete against T-NETIX, in each case for the duration of his employment with T-NETIX plus three years.

         Also in connection with the Merger, T-NETIX will enter into employment agreements with other employees of Gateway, none of whom will be executive officers of T-NETIX.

RIGHTS OF DISSENTING SHAREHOLDERS

         Under Colorado law, T-NETIX shareholders do not have the right to dissent from the Merger and, instead of participating in the Merger, receive the appraised fair value of their shares. This is because T-NETIX stock is traded on the Nasdaq National Market.

ACCOUNTING TREATMENT

         It is a condition to both companies' obligations to consummate the Merger that the Merger will be accounted for as a pooling of interests. Under this method of accounting, holders of Gateway Stock will be deemed to have combined their existing interests with those of the holders of T-NETIX Stock by exchanging their Gateway Stock for T-NETIX Stock. Accordingly, the book value of the assets, liabilities and shareholders' equity of Gateway, as reported on its balance sheet, will be carried over to the balance sheet of T-NETIX, and no goodwill will be recorded. The results of operations of T-NETIX will include the results of both T-NETIX and Gateway for the entire fiscal year in which the Merger occurs and all prior years, as well; however, expenses incurred to effect the Merger must be treated by the combined company as current charges against income in the period in which the Merger occurs.

         The unaudited pro forma financial information contained in this Proxy Statement has been prepared assuming the pooling of interests accounting method is used to account for the Merger. See "Summary--Selected Unaudited Pro Forma Combined Financial and Other Data," and "Unaudited Pro Forma Condensed Combined Financial Information."

INTERESTS OF CERTAIN PERSONS IN THE MERGER


         Certain officers and directors of T-NETIX may have interests in the Merger that are different from, or in addition to, and may conflict with the interests of shareholders of T-NETIX generally. After T-NETIX issues stock options to holders of Gateway options in the merger, there will be approximately 410,500 shares of T-NETIX Stock available to be optioned because of the amendments to T-NETIX's stock option plans. T-NETIX's directors and officers will be eligible to receive these options, although there are no specific plans to grant options to them at this time. See "Amendments to T-NETIX Stock Option Plans - New Plan Benefits."


HSR ACT AND OTHER ANTITRUST MATTERS

         Under the HSR Act and the rules and regulations thereunder, certain transactions, including the Merger, may not be consummated unless a notice has been filed with the FTC and the DOJ, and certain waiting period requirements have expired or been terminated.

         The FTC and DOJ frequently scrutinize the legality under the antitrust laws of transactions such as the Merger. At any time before or after the Effective Time the FTC, the DOJ or others could take action under the antitrust laws with respect to the Merger, including seeking to enjoin the consummation of the Merger, to rescind the Merger or to require the divestiture of substantial assets of T-NETIX or Gateway. While T-NETIX believes that the Merger is legal under the antitrust laws, there can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if such a challenge is made, that it would not be successful.


         Under the Merger Agreement, T-NETIX and Gateway have agreed to use their reasonable best efforts to obtain any governmental clearance required for the Merger. On February 23, 1999, the companies filed the required notice with the FTC and the DOJ. After filing the notice, the companies would not be permitted to complete the Merger for 30 days or until the FTC terminated our waiting period early. The FTC has terminated our waiting period.



                                  RISK FACTORS

         In addition to other information in this document, please carefully consider the following risk factors in evaluating the Merger. This section may contain forward-looking statements that involve risks and uncertainties. The words "anticipate," "believe," "effect," "estimate," "expect," "intend," "plan" and similar expressions identify the forward-looking statements. T-NETIX's actual results could differ materially from these forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Statements."

T-NETIX DEPENDS ON A FEW MAJOR CUSTOMERS

         T-NETIX depends a great deal on its relationships with certain customers. For the year ended July 31, 1998, AT&T, Bell Atlantic, US WEST and SBC Communications, Inc. accounted for approximately 31%, 21%, 15% and 15%, respectively, of T-NETIX's total revenue. We anticipate that these customers will represent a large portion of the combined company's total revenue in the future. The loss of any of these four customers would have a material adverse effect on the combined company's business, operating results and financial condition.

         In addition, T-NETIX and Gateway rely a great deal on their customers to obtain new contracts with correctional facilities. This limits both companies' control over the competitive bidding process. The combined company's revenue growth and stability will depend in large part on its ability to enter into new, and renew existing contracts with its customers. We cannot assure that the combined company will be able to do so, or that these customers will not enter into similar agreements with others. Termination of one or more of these contracts could have a material adverse effect on the combined company.


CHALLENGES OF INTEGRATING T-NETIX AND GATEWAY

         T-NETIX and Gateway entered into the Merger Agreement with the expectation that the Merger will result in certain benefits, which are described in detail above. See "The Merger--Reasons for the Merger; Recommendation of the Board." Achieving the benefits of the Merger will depend in part on the integration of our technology, operations and personnel in a timely and efficient manner so as to minimize the risk that the merger will result in the loss of customers or key employees or the continued diversion of the attention of management. Among the challenges involved in this integration is demonstrating to our customers that the Merger will not result in adverse changes in client service standards or business focus and demonstrating to our personnel that our business cultures are compatible. There can be no assurance that T-NETIX and Gateway can be successfully integrated or that any of the anticipated benefits will be realized, and failure to do so could have a material adverse effect on the combined company's business, financial condition and operating results.


COMPETITION

         The telecommunications industry, particularly the inmate calling market, is highly competitive. We believe it will remain competitive after the Merger. We believe that the combined company's ability to compete in the inmate calling industry depends on the quality and breadth of its turn-key service offering, the capability of its technology, its ability to price its services at competitive rates, and its relationships with key customers. Although the combined company will have a large sales force, it will also rely on its customers to market its services to correctional facilities. This will limit the combined company's control over the marketing and bidding processes. Our customers' decisions to offer less competitive solutions could have a material adverse effect on the combined company.

SYSTEMS AND SERVICES MAY BECOME OBSOLETE

         The telecommunications industry experiences rapid technological advancements, frequent new service introductions and changing industry standards. We believe that the combined company's success will depend upon its ability to anticipate and respond to such changes. Other companies may develop technologies, services or standards which could render the combined company's technology and systems obsolete. In addition, as the telecommunications networks change, especially from analog-based to digital-based systems, certain features that the combined company will offer may become less valuable. Also, regulatory actions affecting the telecommunications industry may render the combined company's service offerings obsolete. There can be no assurance that the combined company will have sufficient technical, managerial or financial resources to develop or acquire new technology or to introduce new services or products that would meet customer needs in a timely fashion.

PROTECTION OF PROPRIETARY TECHNOLOGY


         The combined company's success will depend in part on its proprietary technology, particularly in the area of three-way call prevention. The combined company will rely on laws and contracts to establish and protect its proprietary rights in its systems. Such protection may not prevent competitors from developing systems with features similar to the combined company's offerings. Although the combined company intends to defend its intellectual property rights vigorously, there can be no assurance that any measures taken to defend its rights will be successful.


RISK OF INFRINGING ON EXISTING PATENTS

         We believe that the combined company's systems, trademarks, and other proprietary rights do not infringe upon anyone else's valid proprietary rights. Nevertheless, there can be no assurance that someone else will not assert infringement claims against the combined company in the future. The cost of defending against assertions of patent and trademark infringement could be material, whether or not the assertions are valid.

THE RISKS ASSOCIATED WITH YEAR 2000 ISSUES

         If the combined company fails to resolve Year 2000 issues on or before December 31, 1999, it could result in system failures or miscalculations. This would disrupt operations, such as processing transactions, sending invoices, sending and/or receiving e-mail and voice mail, or engaging in normal business activities. Additionally, if any third parties upon whom the combined company's business relies fail to timely resolve their Year 2000 issues, it could disrupt the combined company's payments, supply of parts and materials, order processing and other daily operations. While we believe the combined company's Year 2000 Project will adequately address its internal Year 2000 issues, until the combined company receives responses from a significant number of it suppliers and customers, the overall risks associated with the Year 2000 issue remain difficult to accurately describe and quantify. The Year 2000 issue might have a material adverse effect on the combined company and its operations.


                    DIVIDENDS AND PRICE RANGE OF COMMON STOCK

         T-NETIX has never paid dividends on T-NETIX Stock, and Gateway has never paid dividends on Gateway Stock.


         Shares of T-NETIX Stock are traded on the Nasdaq National Market under the symbol "TNTX." As of February 24, 1999, the Record Date, there were approximately 151 holders of record of T-NETIX Stock and 8,564,067 shares of T-NETIX Stock outstanding.



         On February 10, 1999, the last full trading day prior to the public announcement of the signing of the Merger Agreement, the closing price on the Nasdaq National Market of the T-NETIX Stock was $6.625 per share. On March
12, 1999, the most recent practicable date prior to the printing of this Proxy Statement, the closing price on the Nasdaq National Market of the T-NETIX Stock was $5.9375 per share.


         The following table sets forth the range of high and low closing price information of shares of T-NETIX Stock as reported on the Nasdaq National Market for the calendar quarters indicated. The information in the table has been adjusted to reflect retroactively all applicable stock dividends and stock splits.


                                                           High     Low
                                                          ------  ------
Current Year
         First Quarter (ended 10-31-98).................  $ 9.19  $ 5.00
         Second (Transition) Quarter (11-1-98 to
           12-31-98)....................................  $ 6.50  $ 4.50
         Current Quarter (1-1-99 to 3-12-99)............  $ 7.13  $ 4.75

Year Ended July 31, 1998

         First quarter..................................  $11.00  $ 6.88
         Second quarter.................................  $11.00  $ 8.38
         Third quarter..................................  $13.88  $ 9.38
         Fourth quarter.................................  $11.00  $ 8.00

Year Ended July 31, 1997
         First quarter..................................  $14.75  $ 8.50
         Second quarter.................................  $14.13  $ 9.25
         Third quarter..................................  $12.25  $ 7.00
         Fourth quarter.................................  $10.25  $ 6.75



         Shares of Gateway Stock are not publicly traded, and no broker maintains a public market for Gateway Stock. The most recent trade of Gateway Stock of which Gateway management is aware was in April 1998, when 6,500 shares were sold for $18.98 per share. As of February 20, 1999, the record date for the special meeting of Gateway's shareholders relating to the Merger, there were approximately 32 holders of record of Gateway Stock and 729,004 shares of Gateway Stock outstanding.



                             DESCRIPTION OF T-NETIX

GENERAL

         T-NETIX provides specialized call processing services to the telecommunications and other service industries. T-NETIX's primary customers include AT&T, Bell Atlantic, US WEST, SBC Communications, Inc.,

BellSouth, MCI WorldCom and GTE. These customers use T-NETIX's products and services to provide annually over 93,000,000 billable inmate collect calls in over 800 correctional institutions. T-NETIX's products and services include comprehensive transaction processing, call management and identification systems for the corrections industry and special-purpose speech processing software and systems. T-NETIX's current products are based on proprietary software, the most critical of which is patented or patent pending, and a combination of proprietary and "off-the-shelf" electronic hardware. These systems are designed to be flexible delivery platforms which are easily integrated with T-NETIX's customer's networks and information systems. T-NETIX's revenue stream is mostly recurring, as a result of T-NETIX's generally charging for its services on a fee per transaction processed basis over long-term contracts.

         At December 31, 1998, T-NETIX's assets were $48,663,000 and total shareholders' equity was $26,320,000. For the fiscal year ended July 31, 1998, T-NETIX's net income was $599,000.

DIRECTORS AND EXECUTIVE OFFICERS

         T-NETIX's Articles of Incorporation provide that the T-NETIX Board shall be divided into three classes. Each class of directors consists of two or three directors who are currently serving staggered three-year terms with one class being elected each year. The Class I directors are James L. Mann, Mr. Carney and Robert A. Geist, the Class II directors are Martin T. Hart and John
H. Burbank III and the Class III directors are Mr. Schopp and Daniel J. Taylor. Because T-NETIX has changed its reporting year from a fiscal year ending July 31 to a calendar year, T-NETIX will not hold an annual meeting in 1999. T-NETIX's next annual meeting will be in May of 2000. See "Shareholders' Proposals." Therefore, the Class I directors will continue in office until the 2002 annual meeting rather than the 2001 annual meeting as originally scheduled, the Class II directors will continue in office until the 2000 annual meeting rather than the 1999 annual meeting as originally scheduled, and the Class III directors will continue in office until the 2001 annual meeting rather than the 2000 annual meeting as originally scheduled.

         Following is a list of the current directors and executive officers of T-NETIX, including age (as of February 24, 1999), current positions held with T-NETIX and terms of office.

                                                                                  Director       Term to
Name                         Age           Position                               Since          Expire
----                         ---           --------                              --------       --------
Daniel M. Carney(1)           67           Chairman of the Board, Director         1991           2002
Alvyn A. Schopp               40           President, Chief Executive              1993           2001
                                           Officer and Director
John Giannaula                37           Vice President of Finance               N/A            N/A
                                           and Secretary
James L. Mann(1)(2)           64           Director                                1995           2002
Robert A. Geist(1)(2)         58           Director                                1994           2002
Martin T. Hart(2)             62           Director                                1997           2000
Daniel J. Taylor              55           Director                                1999           2001
John H. Burbank III           35           Director                                1999           2000

----------------------------
(1)      Member of the Compensation Committee.
(2)      Member of the Audit Committee.


         Mr. Carney became Chairman of the Board in December 1998 and has served as a director of T-NETIX since 1991. Since 1977, Mr. Carney has been a private investor. He co-founded Pizza Hut, Inc. in 1958 and served as Chairman of the Board until 1975 and as a director through 1977 when Pizza Hut was acquired by PepsiCo, Inc.

         Mr. Schopp has served as Chief Executive Officer since December 1998. Prior to that, he served as Chief Financial Officer and Treasurer of T-NETIX since 1993. He has also been a director of T-NETIX since 1993, and was named Executive Vice President in August 1994. In April, 1997, he was named President of the Inmate Calling Services Division. Prior to joining T-NETIX, he spent 13 years as an accountant with KPMG Peat Marwick.

         Mr. Giannaula has served as Vice President--Finance of T-NETIX since June 1994 and as Secretary since July 1994. Prior to joining T-NETIX, he spent 10 years as an accountant with KPMG Peat Marwick. He is a Certified Public Accountant in the State of Colorado.

         Mr. Mann became a director of T-NETIX in September 1995. Since 1986, Mr. Mann has been the Chairman and Chief Executive Officer of SunGard Data Systems, Inc., a provider of proprietary application software systems and processing services for investment support activities and a provider of computer disaster recovery services. From 1983 to 1986 he was SunGard's President and Chief Operating Officer. From 1981 to 1983 he was President of Bradford National Corporation, a computer services and software concern.

         Mr. Geist has served as a director of T-NETIX since August 1994. Since 1979, he has been Chairman of the Board and Chief Executive Officer of Rage Administrative & Marketing Services, Inc., a management company for Pizza Hut franchises. Since 1991, he has been a director of Beauty Warehouse, Inc. (a franchiser of beauty salons and professional beauty products).

         Mr. Hart has served as a director of T-NETIX since 1997. Mr. Hart is a Denver-based businessman and investor. Mr. Hart serves as a director of P.J. America, a food service company, Pacific National Financial Group Bank, a bank holding company, MassMutual Corporate Investors, an investment company, MassMutual Participation Investors, an investment company, Optical Securities Corporation, a manufacturer of security systems, Ardent Software, Inc., a data management company, and Shuler Homes, Inc., a real estate development company.

         Mr. Taylor became a director of T-NETIX in February 1999. Since 1996, Mr. Taylor has been a private investor. From 1983 to 1996, Mr. Taylor served as chairman of the board of Advantage Companies, Inc., a rental- purchase store holding company. From 1978 to 1983, Mr. Taylor was president and chairman of the board of MFY Industries, Inc., a retail management operation. Prior to this, Mr. Taylor was treasurer and a director of Pizza Hut, Inc. Mr. Taylor serves on the board of directors of the Cerebral Palsy Research Foundation of Kansas, Inc. and the Cerebral Palsy Endowment Association.

         Mr. Burbank became a director of T-NETIX in February 1999. Since 1996, Mr. Burbank has been director of research at Valuevest Management Co., a global value hedge fund. From 1993 to 1994, Mr. Burbank was a joint venture partner at Odwalla, Inc., a beverage producer. Prior to this, Mr. Burbank was a financial analyst at Dole Fruit International.

         The officers of T-NETIX hold office until their successors are appointed by the Board of Directors. There are no arrangements or understandings between any of the above-listed directors or officers, or any other persons, pursuant to which any of the directors have been selected as directors, or officers have been selected as officers.

         As a result of the Merger, Richard E. Cree and W. P. Buckthal will become directors of T-NETIX. Following are descriptions of their experience.

         Mr. Cree is a founder of Gateway, and has served as its Chief Executive Officer and President since its inception in 1988. Prior to founding Gateway, he was Executive Vice President of American Republic Bancshares, a bank holding company based in New Mexico, from 1982 to 1988. From 1971 to 1982, Mr. Cree served as President and Chief Executive Officer of C-Five, a telecommunications company that specialized in the manufacture and development of peripheral telecommunications equipment. Mr. Cree was born in 1949 and holds a BBA degree in Economics from Southern Methodist University.

         Mr. Buckthal has been an independent geologist and oil and gas producer in Amarillo, Texas for the past 35 years. Prior to that, he was a geologist for Hamilton Brothers for three years, and for Texaco for 10 years. He is a member of the American Association of Petroleum Geologists and has been active in that organizations' Division of Professional Affairs, including serving as national board secretary. He has also served on the Alumni Advisory Council of the School of Geology and Geophysics at the University of Oklahoma. After serving two years in the Navy during World War II, Mr. Buckthal, 72, attended the University of Oklahoma and received a BS degree in Geology.

ADDITIONAL INFORMATION

         Certain information about T-NETIX, including recent developments, additional financial information, management's discussion and analysis of T-NETIX's financial condition and results of operations, a more detailed description of T-NETIX's business and other matters relating to T-NETIX, is incorporated herein by reference to T-NETIX's Annual Report on Form 10-K for the fiscal year ended July 31, 1998, and Transition Report on Form 10-QT for the five months ended December 31, 1998. Copies of such documents are enclosed with this Proxy Statement. See "Where You Can Find More Information."


                             DESCRIPTION OF GATEWAY

BUSINESS

General

         Gateway is engaged in the development, manufacturing, marketing and support of computer-automated telephone systems. Gateway derives substantially all of its revenues from its operation of inmate telecommunications systems located in correctional facilities in approximately 23 states. Gateway's primary customers include two distinct groups. The first group is the correctional facilities ("Direct Customers") with which Gateway enters into multi-year agreements to serve as the exclusive provider of telecommunication services to inmates within each facility. Gateway currently accommodates collect calls from these facilities. The second group includes both Regional Bell Operating Companies ("RBOC Customers") and inter-exchange carriers ("IXC Customers"). These include Ameritech, Bell Atlantic, US West, SBC Communications, Inc., AT&T and MCI WorldCom. Gateway provides specialized call processing and fraud control services to these customers on a transaction fee basis. These two customer groups combined use Gateway's products and services to process over 40,000,000 billable inmate collect calls annually in over 500 correctional institutions. Gateway's products and services include comprehensive transaction processing, call management, call recording and identification systems for the corrections industry. Gateway's current products are based on proprietary software, the most critical of which are patented or patent pending, and a combination of proprietary and "off-the-shelf" electronic hardware. These systems are designed to be flexible delivery platforms which are easily integrated with Gateway's customer's networks and information systems. Gateway's revenue stream is mostly recurring, as a result of the continuous collect calls generated by the Direct Customers and the fee per transaction charged to the RBOC/IXC Customers over long term contracts.

Corrections

         Calls from inmates of federal, state and local correctional facilities comprise a significant segment of the public communications market. Inmates typically may only place calls for a limited duration, which generates a high volume of calls per phone, and generally may only place collect calls, which tend to generate higher revenue per call than other types of calling. Consequently, the inmate calling market is an attractive segment to call providers.


         According to the U.S. Bureau of Justice Statistics as of December 1997, approximately 5.7 million adults were under some form of correctional supervision, including approximately 3.9 million adults were under parole or probation sanction. The U. S. Bureau of Justice Statistics also indicated there were approximately 1.8 million men and women in the country's approximately 4,700 federal, state, and local correctional facilities.

From 1990 to 1997, the number of prisoners in state and federal institutions increased at an average annual rate of 6.5%. These inmate populations are the market to which Gateway delivers a majority of its products and services.


         The inmate calling market presents unique and substantial challenges to the call provider. Correctional facilities generally favor call providers that can manage the inmate phone systems themselves, maintain consistent service and easily process new inmates into the systems. Corrections officials generally require control features that limit the length of calls, limit the time of day calls are made and restrict the ability of inmates to make harassing or unapproved telephone calls. The call provider must be able to customize the call control features by facility, cell block, telephone and, in some cases, each inmate. One of the unique challenges is to prevent the fraudulent bypassing of these controls through three-way calling. Some inmates attempt to bypass traditional control features by calling an accomplice at an approved number and having the accomplice use three-way calling to conference a non-allowed party. Through this method, some inmates have been known to harass and intimidate people, such as witnesses, whose numbers would otherwise be blocked, or to call merchants to conduct fraudulent activities.

         Correctional facilities generally select telephone/telecommunications service providers on the basis of services and features provided and on the level of commissions paid to the facilities. To win new contracts and renew existing contracts, call providers must differentiate their services from those of competitors. They do so by offering advanced call control services as well as additional complementary services such as booking and identification processes, trust fund and commissary automation and management, investigation support and jail management support systems.

Products and Services

         Gateway's primary focus in the design of its products and services is to provide software-based solutions to "niche" problems faced in the corrections industry. Gateway believes this approach will result in a willingness of its Direct Customers to accept lower commissions and its RBOC customers to pay more for these solutions, and thus provides an opportunity to generate higher margin revenue.

         Product/platform. Currently, substantially all of Gateway's revenue is derived from the services it provides to its customers for use in correctional facilities. During fiscal 1998, Gateway expended significant research and development time and funds to upgrade its Inmate Calling platform to a new technology. Gateway's Digital ComBridge platform is an on-premise network of computers that provides what Gateway believes are industry-leading telephony features and controls, as well as graphical user interface and flexible reporting. Gateway provides the following features through the Digital ComBridge platform:


         1. Call Processing System. The system provides dialing instructions, call announcement and acceptance messages and error prompts in up to six different languages. A flexible inmate account option allows for management of inmate personal identification numbers. System control features applicable to each inmate telephone such as call blocking, call timers, system reports, alarm parameters and real-time display of activity allow for expanded control. The system may be configured to have one inmate phone for every one outbound telephone line or the system may be configured to concentrate multiple inmate phones to one outbound telephone line.


         2. Optional Services. The Digital Recording System allows for recording and monitoring with the management of privileged conversations. The DLT tape, CD or RAID storage allows for flexible storage and an improved speed of retrieval. Three-way call detection has been re- engineered and is more tightly coupled with the call processor for even more reliability and effectiveness all in a smaller footprint. The Inmate Trust Accounting System provides a central point to administer all inmate funds held by the facility by interfacing with all other Digital ComBridge features to allow centralized collection, disbursement, auditing and reporting of inmate funds. The Commissary System interacts with the Trust Accounting System allowing for efficient management of inmate orders. The Inmate Management System allows the site to capture images, fingerprints and maintain information on each inmate. The system may be expanded to include debit calling to allow for additional options of payment.

         Utilizing the latest digital technology, Gateway has re-engineered its previous Call Processing System (CPS-4000). This effort has resulted in an easy to use Inmate Telephone platform for large multi-site Department of Correction facilities or small county jails.

         System Architecture and Technology. Gateway provides a call processing system composed of a custom personal computer based application that uses patented software, proprietary line cards and off-the-shelf hardware. Additional applications have been added as options for customer use in conjunction with the CPS-4000 to assist in the management of the facility. These are Jail Management, Digital Recording System, Commissary System and Inmate Management System. All of the additional applications are maintained and supported by Gateway.

         During 1998, Gateway installed the first site with the new Digital ComBridge platform. The new system has a QNX operating system and a Windows 95/ NT interface for client use. Utilization of high density digital/analog network interfaces and shared hardware resources allow for many channels of call control to be housed in a single box. Gateway believes that the expanded capabilities of this system should allow for the installation of larger systems.

         Support Infrastructure. Gateway supports its Inmate platform with a seven-day-a-week, twenty-four-hour- a-day Client Services Department located at Gateway's headquarters in Carrollton, Texas. The Client Services Department provides a single source of contact for problem analysis. Problems are logged, remotely diagnosed and solved or dispatched for a site visit. Gateway uses a combination of employees and contractors who perform site maintenance. All maintenance at the site is dispatched from the Client Services Department with an expected four hour response time.

Pricing

         Direct Call Processing. Gateway provides inmate calling services as a local exchange carrier and long distance carrier to its Direct Customers. Gateway buys "wholesale" call services from the call providers to be resold as collect calls to the inmates' called parties. The rates charged by Gateway for these collect calls are consistent with collect call rates charged by the local exchange carrier in the same service area and by the predominant IXC. Gateway uses the services of third parties to bill its calls. Gateway enters into long-term (3 to 5 years) contracts with the Direct Customers and generally pays commissions on the gross billed revenue to the Direct Customers. The uncertainty of the creditworthiness of the billed parties results in higher than industry average uncollectible costs.

         Transaction-based Pricing. Gateway's transaction-based pricing provides a recurring, usage-driven revenue stream. In a typical arrangement, Gateway operates under long-term (3 to 5 years) site-specific contracts with the RBOC Customers. Gateway also strives to enter into contracts to provide long distance service for Direct Customers. This provides an additional direct call processing revenue stream. The RBOC Customers pay transaction fees for each call processed by Gateway, regardless of whether the RBOC Customer collects the revenue for the call. The transaction fee is determined by the type of service performed by Gateway and the total volume of calls processed for the customer during the monthly billing period. Gateway bills these customers for transaction fees associated with calls processed during the previous month on net 30-day terms.

Customers


         Direct Call Processing Customers. Gateway derives substantially all of its revenues from its operation of inmate telecommunications systems located in correctional facilities. For the year ended December 31, 1998, 67% of Gateway's total revenues were generated from agreements with Direct Customers to be the exclusive provider of telecommunication services to inmates within the facility. Multnomah County, Oregon and Santa Clara County, California are Gateway's two largest Direct Customers, accounting for 6% and 5% of the total direct call processing revenues and 4% and 3% of Gateway's total revenues. No other single customer exceeds 5% of the total direct call processing revenues in the same period. In exchange for exclusive service rights, Gateway pays a percentage of its revenues from each Direct Customer to that Direct Customer as a commission. Typically, Gateway installs and retains ownership of the telephones and related equipment. Gateway believes that its customers have selected it on the basis of the quality of its services, the capability of its technology and its ability to offer competitive commission rates.

         Transaction Fee Customers. Gateway also derives substantial revenues from its call processing services provided to the RBOC and IXC Customers. For the year ended December 31, 1998, Ameritech and SBC Communications, Inc. accounted for approximately 9% and 11%, respectively, of Gateway's total revenues. No other customer accounted for more than 10% of Gateway's total revenues in the same period. Gateway believes that its customers have selected it on the basis of the quality and breadth of its turn-key services, the capability of its technology and its ability to price its services at competitive rates. Gateway generally establishes non-exclusive master agreements with its customers which set forth the general terms and conditions, including price, under which Gateway will provide its call processing services. Gateway then enters into 3 to 5 year site-specific contracts under these master agreements which govern the provision of services in specific correctional facilities. Each master agreement provides that its term is automatically extended through the term of any site-specific contract under the master agreement. Certain site-specific contracts contain early termination provisions, including penalties.


Research and Product Development

         Gateway believes that the timely development of quality-assured products and enhancements are essential to maintaining its competitive position. The multi-channel research in the design and modification of new and complimentary products allows for a continual stream of upgrades to the customer base.


         During the year ended December 31, 1998, 1997, and 1996, research and development expenditures were $1,582,000, $785,000, and $485,000, respectively. These investments allowed for the deployment of the new ComBridge platform, the release of the Inmate Management System and quarterly releases on the CPS 4000, DRS 5000, Jail Management System and Commissary.


         In 1998, Gateway developed an integrated Quality Assurance Program. This process allows Gateway to better attain its goals of decreasing the number of errors reported in all delivered products and increasing the satisfaction of its customers.

Regulation

         Gateway's customers , and a portion of its current operations, are subject to regulation by the Federal Communications Commission (the "FCC") and the public utilities commissions of certain states in which Gateway and it customers operate. Regulatory actions have impacted, and are likely to continue to impact, both Gateway's customers and its operations. For example, certain regulations encourage additional competition in the businesses of Gateway's RBOC/IXC Customers and affect the manner in which their business is conducted. A reduction in the amount of business done by Gateway's RBOC/IXC Customers would have a material adverse impact on Gateway's revenue since such revenues are directly related to volumes of calls processed under Gateway's transaction fee pricing structure. Changes in the manner in which Gateway's RBOC/IXC Customers conduct their business could have a material adverse impact on Gateway if, as a result of such changes, Gateway's services and features were no longer needed or desired or if Gateway were not able to modify, or add to, its services in a way that meets the new market demands of its customers.

         The FCC has adopted a petition filed by an industry group comprised of independent inmate call providers asking the FCC to adopt regulations modifying the treatment of the provision of inmate calling services by all Local Exchange Carriers ("LECs"), including the RBOCs. This petition requires the LECs to provide separate accounting records for their public communication segments which includes inmate calling. The regulations that may result from the petition could require LECs to allocate more of their costs to inmate calling services, thereby making the RBOC customers of Gateway less competitive in this market, which in turn could have a material adverse effect on Gateway.

         In 1996, Congress passed the Telecommunications Act of 1996. This legislation opens up the network of LECs to further competition, and eliminates certain prohibitions upon LECs' entering into other lines of business. The legislation (1) opens local exchange service to competition and preempts states from imposing barriers preventing such competition, (2) imposes new unbundling and interconnection requirements on LEC networks, (3) removes prohibitions on inter-LATA services and manufacturing if certain competitive conditions are met,
(4) transfers any remaining requirements of a consent decree (including its nondiscrimination provisions) to the FCC's jurisdiction, (5) imposes requirements to conduct certain competitive activities only through structurally separate affiliates and (6) eliminates many of the remaining cable and telephone company cross-ownership restrictions. Additionally, the legislation requires the special accounting provisions for the LECs as requested in the petition described above.

         On January 29, 1998, the FCC issued Order 98-7. This Order requires that all parties called collect have the opportunity to receive a rate quote before accepting a collect call. These rate quotes are necessary for all public payphones and all inmate collect calling. Gateway's equipment provides this feature.

         The foregoing discussion does not purport to describe all present and proposed federal, state and local regulations, legislation, and related judicial or administrative proceedings relating to the telecommunications industry and thereby affecting the businesses of Gateway. The impact of increased competition on the operations of Gateway will be influenced by the future actions of regulators and legislators who are increasingly advocating competition. While Gateway would attempt to modify its customer relationships and its service offerings to meet the challenges resulting from changes in the telecommunications competitive environment, there is no assurance it will be able to do so.

PROPERTIES

         Gateway's headquarters are located at 1544 Valwood Parkway, Suite 102, Carrollton, Texas 75006. The premises are located in an office park in suburban Dallas, Texas, and include over 26,000 square feet of space housing operations and offices. The premises are leased until September 30, 2002, with a five-year renewal option. Current monthly lease payments are $18,510, and the payments increase after September 30, 1999, to $19,595. It is expected that Gateway will need additional space later in 1999. There is additional space available at Gateway's current location which management intends to negotiate to obtain. However, there is no assurance that the space will be made available on reasonable terms.

COMPETITION

         The telecommunications services industry, especially the public communications sector and the inmate calling market, is and can be expected to remain highly competitive. Gateway competes directly with other suppliers of inmate call processing systems. These include T-NETIX, Evercom Communications, and Science Dynamics Corporation. Gateway also competes with some of these same companies that are teamed with various call providers, including Gateway's current RBOC/IXC Customers. Gateway believes that its ability to compete in the inmate calling industry depends to a large extent upon the quality of the features and services it provides, its proprietary technologies such as onsite digital recording, and its lower cost of deployment through transaction- based pricing. Gateway relies on both its customers and direct sales to market its services to correctional facilities, which helps Gateway maintain some control of the outcome of competitive bidding processes.

EMPLOYEES AND EMPLOYEE BENEFITS


         As of December 31, 1998, Gateway had 106 full-time equivalent employees. The departmental classifications of such employees are as follows: 19 engineering and product development personnel; 16 marketing and sales personnel; 31 finance, information systems and administrative personnel; 10 production and installation personnel; and 30 field operations personnel.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL
CONDITION AND RESULTS OF OPERATIONS



     For a comprehensive understanding of Gateway's financial condition and performance, this discussion should be considered within the context of the financial statements and accompanying notes and other information contained herein.

Overview

     Gateway derives revenue from two main sources, direct call processing (Direct Customers) and transaction processing (RBOC/IXC Customers). As a direct inmate call provider, Gateway buys "wholesale" call services to be re-sold as collect calls. Gateway uses the services of third parties to bill its calls. Gateway enters into direct contracts with the correctional facilities and generally pays commissions on the gross billed revenue to the correctional facilities.

     The rates charged by Gateway are consistent with collect call rates charged by the Local Exchange Carrier in the same service area and by the predominant IXC. Since all calls originating from the inmate phones are collect calls, each phone generates higher than industry average revenues. The uncertainty of the creditworthiness of the billed parties results in a higher than industry average uncollectible cost.

     Transaction processing is a per call charge to a RBOC/IXC customer for the provisioning of specialized call processing services for correctional facilities. Gateway's customers include Ameritech, Bell Atlantic, US West, SBC Communications, Inc., AT&T and MCI WorldCom. The revenue per call is substantially lower than with direct call processing but the margins are substantially higher.

Year ended December 31, 1998, compared to December 31, 1997

     The following table sets forth certain statement of operations data as a percentage of total revenue for the year ended December 31, 1998 and 1997.


                                          Year ended December 31,
                                          -----------------------
                                             1998       1997
                                             ----       ----
REVENUES:
     Direct call processing                    67%        68%
     Telecommunications services               27         24
     Equipment sales                            6          8
                                             ----       ----

          Total revenues                      100        100

EXPENSES:
     Operating  expenses                       65         66
     Selling, general and administrative       20         17
     Research and development                   5          3
     Depreciation and amortization              6          5
                                             ----       ----

          Operating income                      4          9
     Interest expense and other, net           (4)        (3)
                                             ----       ----

          Income before income taxes           --          6
     Income tax expense                        --         (2)
                                             ----       ----

          Net income                            0%         4%
                                             ====       ====

     Total Revenue. Total revenue increased 17% to $30,366,000 for the year ended December 31, 1998, from $26,013,000 for the prior year. This increase resulted from increases in direct call processing and telecommunications services revenue. The 34% increase in telecommunications services revenue to $8,229,000 for the year ended December 31, 1998, from $6,145,000 in the prior year, was due to the addition of a new RBOC customer as well as an increase in volume from existing customers.

     Direct call processing revenue increased 15%, or $2,564,000, for the year ended December 31, 1998 to $20,220,000 compared to the prior year revenues of $17,656,000. This increase was primarily due to the addition of correctional facilities for which Gateway is processing collect calls for the inmate population.

     Operating Costs and Expenses. Total operating costs and expenses increased to $19,601,000 for the year ended December 31, 1998, from $17,077,000 for the year ended December 31, 1997, and decreased as a percentage of total revenue to 65% from 66% in the prior year. Operating costs and expenses associated with direct call processing include the costs associated with telephone line access and transport, commissions paid to correctional facilities, billing charges, costs associated with uncollectible accounts and call verification procedures. Operating costs and expenses of telecommunications services primarily consist of communication costs and inmate calling systems repair and maintenance expense. Also included are costs associated with call verification procedures, primarily database access charges. Gateway invoices these verification procedure costs to its customers with minimal margins. Equipment sales operating costs include the cost of hardware systems sold and royalty charges.

     The following table sets forth the operating costs and expenses for each type of revenue as a percentage of corresponding revenue for the years ended December 31, 1998 and 1997.


                                          Year ended December 31,
                                   ----------------------------------------
                                        1998                      1997
                                   --------------            --------------
OPERATING EXPENSES:
     Direct call processing             88%                       86%
     Telecommunications services        13                        13
     Cost of equipment sold             40                        51

     Direct call processing expenses increased as a percentage of corresponding revenue to 88% for the year ended December 31, 1998, from 86% in the prior year. This percentage increase was primarily due to an increase in transport regulatory costs.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses increased to $5,953,000 for the year ended December 31, 1998, from $4,328,000 in the prior year, and increased as a percentage of total revenue to 20% from 17% in the corresponding prior year. The dollar increase was $1,625,000. The increase is due to an increase in salaries and employee benefits as well as an increase in costs related to a more aggressive marketing strategy.

     Research and Development Expenses. Research and development expenses increased to $1,582,000 for the year ended December 31, 1998, from $785,000 in the prior year. This increase of $797,000 is due to an accelerated implementation plan for Gateway's new inmate call processing platform.

     Depreciation and Amortization Expenses. Depreciation and amortization expenses increased to $1,924,000 for the year ended December 31, 1998, from $1,411,000 in the prior year. The increase is due to an increased fixed and intangible assets base due to continuing installation of inmate call processing systems at new sites and an acquisition in 1998.

     Interest Expense. Interest expense increased to $789,000 for the year ended December 31, 1998, from $660,000 in the corresponding prior year. The increase was primarily attributable to an increase in the average daily debt balance. The increase in indebtedness was necessary to support capital expenditures for inmate call processing systems and the 1998 acquisition.

     Net other expenses increased to $510,000 for the year ended December 31, 1998, or a $519,000 increase as compared to the prior year. This increase was principally due to the write-off of a $600,000 investment in a private company which Gateway determined was impaired due to several adverse events experienced by such private company during 1998. The investment impairment loss was partially offset by a net gain of $83,000 on the sale of equipment.

Year ended December 31, 1997, compared to December 31, 1996

     The following table sets forth certain statement of operations data as a percentage of total revenue for the years ended December 31, 1997 and 1996.


                                              Year Ended December 31,
                                            --------------------------
                                              1997               1996
                                            -------            -------
REVENUES:
     Direct call processing                      68%                71%
     Telecommunications services                 24                 27
     Equipment sales                              8                  2
                                            -------            -------

          Total revenues                        100                100

EXPENSES:
     Operating expenses                          66                 68
     Selling, general and administrative         17                 26
     Research and development                     3                  2
     Depreciation and amortization                5                  6
                                            -------            -------

          Operating income(loss)                  9                 (2)
     Interest expense and other, net             (3)                (2)
                                            -------            -------

          Income(loss) before income taxes        6                 (4)
     Income tax (expense)benefit                 (2)                 1
                                            -------            -------

          Net income (loss)                       4%                (3)%
                                            =======            =======


     Total Revenue. Total revenue increased 27% to $26,013,000 for the year ended December 31, 1997, from $20,433,000 for the prior year. This increase resulted primarily from increases in direct call processing and telecommunications services revenue. The 11% increase in telecommunications services revenue to $6,145,000 for the year ended December 31, 1997, from $5,552,000 in the prior year, was due to an increase in volume from existing RBOC/IXC customers.

     Direct call processing revenue increased 23% or $3,273,000, for the year ended December 31, 1997 to $17,656,000 compared to the prior year revenues of $14,383,000. This increase was primarily due to the addition of correctional facilities for which Gateway is processing collect calls for the inmate population.

     Operating Costs and Expenses. Total operating costs and expenses increased to $17,077,000 for the year ended December 31, 1997, from $13,888,000 for the year ended December 31, 1996, and decreased as a percentage of total revenue to 66% from 68% in the prior year. The increase related primarily to expenses necessary to support the additional revenue for the year. The percentage decrease is primarily attributable to cost containment measures implemented by Gateway.

     The following table sets forth the operating costs and expenses for each type of revenue as a percentage of corresponding revenue for the years ended December 31, 1997 and 1996.


                                      Year Ended December 31
                                      ----------------------
                                         1997        1996
                                      ----------  ----------
OPERATING COSTS AND EXPENSES:
     Direct call processing                86%         89%
     Telecommunications services           13          13
     Cost of equipment sold                51          60


     Direct call processing costs decreased as a percentage of corresponding revenue to 86% for the year ended December 31, 1997, from 89% in the prior year. This percentage decrease is primarily due to increased volume discounts for transmission costs and billing and collection costs.

     Selling, General and Administrative Expenses. Selling, general and administrative expenses decreased to $4,328,000 for the year ended December 31, 1997, from $5,176,000 in the prior year, and decreased as a percentage of total revenue to 17% from 26% in the prior year. The dollar decrease was $848,000. The decrease was primarily due to a decrease in legal costs of $1,300,000 associated with defending a patent, offset by an increase in salaries and employee benefits.

     Research and Development Expenses. Research and development expenses increased to $785,000 for the year ended December 31 1997, from $485,000 in the prior year. This increase was due to the initial start-up costs for the development of a new inmate call processing platform.

     Depreciation and Amortization Expenses. Depreciation and amortization expenses increased to $1,411,000 for the year ended December 31, 1997, from $1,282,000 in the prior year. The increase was due to an acquisition of tangible and intangible assets made during 1996.

     Interest Expense. Interest expense increased to $660,000 for the year ended December 31, 1997, from $563,000 in the corresponding prior period. The increase was primarily attributable to an increase in the average daily debt balance. The increase in indebtedness was necessary to support capital expenditures for inmate call processing systems.

LIQUIDITY AND CAPITAL RESOURCES

     Gateway has historically relied upon commercial borrowings, stockholder financing, the sale of equity securities and operating cash flow to fund its operations and capital needs. Cash provided by financing activities was $2,784,000 for the year ended December 31, 1998, as compared to $1,248,000 for the prior year. The increase in cash provided by financing activities was primarily attributable to borrowings of $2,600,000 from stockholders to finance the October 1998 acquisition of certain site contracts from Consolidated Telecom, Inc. Cash provided by operations was $2,259,000 for the year ended December 31, 1998, compared to $580,000 in the prior year. The increase in cash provided by operations is primarily due to the net change in operating assets and liabilities. These net amounts totaled to cash used of $79,000 for the year ended December 31, 1998, compared to cash used of $1,337,000 for 1997. The increase in cash provided by operations is also due to higher noncash items such as deferred revenue earned, write-off of investment, and depreciation and amortization, offset by lower net income and deferred income taxes. Net income adjusted for noncash items amounted to $2,338,000 for the year ended December 31, 1998 compared to $1,917,000 in the prior year.

     The net cash used in investing activities in the year ended December 31, 1998, was $5,003,000. This included $2,679,000 for the acquisition of site contracts in October 1998 from Consolidated Telecom, Inc. Additionally, investing activities included capital expenditures of $2,445,000 for the year ended December 31, 1998, as compared to $1,700,000 in the prior year. The capital expenditures for the year ended December 31, 1998 were mainly for telecommunications equipment and office equipment. Gateway anticipates that capital expenditures for telecommunications equipment will primarily follow the installation of new systems and will increase as the current base of systems are upgraded to provide increased functional ability. Gateway has been funding its operations by using cash provided by operations, available borrowings under a $3 million line of credit, and in the case of the 1998 acquisition, with borrowings from stockholders. Management believes that the credit facility should be sufficient to fund Gateway's operations and anticipated new inmate call processing systems, as well as upgrades of existing systems. If the borrowing facilities and cash from operations are insufficient to satisfy Gateway's requirements, Gateway may be required to sell additional equity securities or extend its borrowing arrangements. There can be no assurance that such financing will be available or, if available, will be obtainable on satisfactory terms.

THE YEAR 2000 ISSUE

         The Problem. The Year 2000 issue is the result of computer programs being written using two digits rather than four to define the applicable year. As a result, any of Gateway's computer programs that have date- sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in system failures or miscalculations causing disruptions of operations of Gateway and its suppliers and customers.

         Gateway's State of Readiness. Gateway has established a Year 2000 Oversight Committee. It is the responsibility of the committee to evaluate all potential Year 2000 problems of current computer systems, software, and embedded technologies. The evaluation revealed that approximately 70% of Gateway's current proprietary hardware based inmate calling platform deployed on behalf of its customers is currently Year 2000 compliant. The targeted date for the remaining 30% is June 1999. The software utilized on these systems is targeted to be Year 2000 compliant with the planned March 1999 release. The software will be deployed over a six month period with a scheduled completion date of September 1999. The evaluation also revealed that the internal operating system that provides Gateway's Local Area Network ("LAN"), voice mail system and accounting and business process software are additional major resources that do have Year 2000 compliance issues. These internal systems and or programs are predominantly "off-the-shelf" products with Year 2000 versions now available. Gateway's internal network, voice mail system and accounting and business process software are scheduled for update utilizing vendor provided upgrades by June 1999.

         As a part of the Year 2000 Oversight Committee's evaluation process, significant suppliers and large customers have been contacted to determine the extent to which Gateway is vulnerable to those third parties' failure to solve their own Year 2000 issue. There can be no guarantee that the systems of other companies on which Gateway's business relies will be timely converted, or that a failure to convert by another company, or a conversion that is incompatible with Gateway's systems would not have a material adverse effect on Gateway and its operations.

         The Costs to Address Gateway's Year 2000 Issues. Expenditures in fiscal 1998 for the Year 2000 Project amounted to less than $15,000. Management expects that the completion of its Year 2000 Project may result in additional expenditures of approximately $500,000.

         The Risks Associated with Gateway's Year 2000 Issues. Gateway's failure to resolve Year 2000 issues on or before December 31, 1999, could result in system failures or miscalculations causing disruption in operations, including among other things, a temporary inability to process transactions, send invoices, send and/or receive e-mail and voice mail, or engage in normal business activities. Additionally, failure of third parties upon whom Gateway's business relies to timely solve their Year 2000 issues could result in disruptions in Gateway's supply of network parts and materials, late, missed, or unapplied payments, temporary disruptions in order processing and other general problems related to Gateway's daily operations. While Gateway believes its Year 2000 Oversight Committee will adequately address Gateway's internal Year 2000 issues, until Gateway receives responses from a significant number of Gateway's suppliers and customers, the overall risks associated with the Year 2000 issue remain difficult to accurately describe and quantify, and there can be no guarantee that the Year 2000 issue will not have a material adverse effect on Gateway and its operations.

         Gateway's Contingency Plan. Gateway has not, to date, implemented a Year 2000 Contingency Plan. It is Gateway's goal to have the major Year 2000 issues resolved by October 1999. Gateway has not yet been notified by its customers that it will be required to have an outside consultant to verify and validate Gateway's Year 2000 compliance. Final Year 2000 verification and validation is scheduled to occur March 1999. At this time Gateway's Year 2000 Oversight Committee plans to evaluate the need for and develop a contingency plan, if required.

LEGAL PROCEEDINGS

         Except as described below, Gateway is not a party to any pending material legal proceedings before any court, administrative agency or other tribunal. Further, Gateway is not aware of any litigation which is threatened against it in any court, administrative agency or other tribunal.

         1. On July 29, 1998, six inmates of the Santa Clara, California County Department of Corrections filed Brazeau v. Ryan against the County of Santa Clara, alleging that their rights had been violated by implementation of a telephone recording system. On September 18, 1998, the plaintiffs joined Gateway as a co-defendant. While it is impossible to predict the outcome of this litigation, Gateway believes that it will be resolved without material liability.

         2. In a case brought in the U.S. District Court for the Western District of Kentucky at Louisville, styled Gus "Skip" Daleure, Jr., et al. v. Commonwealth of Kentucky, et al., the complaint joins as defendants several states, political subdivision of states, and inmate service telecommunications providers and was filed contemporaneously with a request for certification by the court of a nationwide plaintiffs' class action consisting of all persons who have received and paid for telephone calls initiated by an inmate at a prison, jail or other correctional institution for the provision of "collect only" inmate telecommunications services. The complaint alleges violations of the Sherman Antitrust Act, the Robinson-Patman Act and the U.S. Constitution. Although management believes that the likelihood of an unfavorable outcome is low, there is no assurance that a judgment against a class of defendant providers will not ultimately be entered.

         3 In Jamal Williams v. Multnomah County Sheriff Department, et al., brought in the Circuit Court of Oregon for the County of Multnomah, the complaint in the case, which alleges tortious invasion of privacy by intrusion upon seclusion, was received by Gateway on February 1, 1999. Although management believes that the likelihood of an unfavorable outcome is low, it is impossible to predict the outcome of this litigation.




                             PRINCIPAL SHAREHOLDERS


         As of March 12, 1999, there were 8,564,067 shares of T-NETIX Stock outstanding. The two shareholders known by T-NETIX to be beneficial owners of at least 5% of the shares of T-NETIX Stock then outstanding were Ingalls and Snyder, LLC and Daniel M. Carney. The following table gives stock ownership information for these 5% or greater shareholders, each current director of T-NETIX and all executive officers and directors of T-NETIX as a group. The information is provided as of March 12, 1999, and also on a pro forma basis assuming the issuance of approximately 4,048,000 shares of T-NETIX Stock in connection with the Merger and the issuance of a T-NETIX Option for 5.0375 shares of T-NETIX Stock for each outstanding Gateway Option to purchase one share of Gateway Stock in connection with the Merger. Mr. Carney is both a director and a 5% or greater shareholder, and his information is shown under the category "Current Directors." Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the T-NETIX Stock owned by such person.

                                                                                 Stock Ownership
                                                                -----------------------------------------------
                                                                   Number of       Percentage            Pro
                                                                 Shares Bene-       of Shares           Forma
Name and Address of Beneficial Owners                           ficially Owned     Outstanding       Percentage
-------------------------------------                           --------------     -----------       ----------
Ingalls and Snyder, LLC                                             472,825            5.5%             3.7%
61 Broadway
New York, NY 10006

Names of Current Directors

Daniel M. Carney                                                  1,915,140(1)        22.3%            15.2%
Tallgrass Executive Park
Building 1900
8100 East 22nd Street North
Wichita, KS 67226

Robert A. Geist                                                     310,000(2)        3.6%              2.5%

Alvyn A. Schopp                                                     220,109(3)        2.5%              1.7%

Martin T. Hart                                                       35,000(4)          *                 *

James L. Mann                                                        16,900(5)          *                 *

Daniel J. Taylor                                                     80,000             *                 *

John H. Burbank III                                                   4,450             *                 *

All Current Directors and Executive Officers                      2,636,799(6)       29.7%             20.4%
as a group (8 persons)


----------------------------
* Less than 1%.


(1) Includes (i) 115,000 shares owned by Communication Vending Corporation of Arizona, of which Mr. Carney has a 30% beneficial interest; and (ii) 20,000 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

(2) Includes (i) 290,000 shares are held by Starwood Investments L.P., a company owned and controlled by Mr. Geist; and (ii) 20,000 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

(3) Includes 187,250 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

(4) Includes 5,000 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

(5) Includes 15,000 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

(6) Includes 302,250 shares issuable pursuant to options exercisable within 60 days of March 12, 1999.

         As of March 12, 1999, there were 729,004 shares of Gateway Stock outstanding. The five shareholders known by Gateway to be beneficial owners of at least 5% of the shares of Gateway Stock then outstanding were W. Paul Buckthal, George B. Cree, Jr., Richard E. Cree, James B. Franklin and Irvin Wall. The following table gives stock ownership information for these 5% or greater shareholders, each current director of Gateway and all executive officers and directors of Gateway as a group. The information is provided as of March 12, 1999, and also on a pro forma basis assuming conversion of each share of Gateway Stock held into 5.0375 shares of T-NETIX Stock, conversion of each Gateway Option for one share of Gateway Stock into a T-NETIX Option for 5.0375 shares of T-NETIX Stock, and issuance of 375,339 shares of T-NETIX Stock to the Royalty Owners (pro rata recording to their royalty interests). Richard E. Cree is both a director and a 5% or greater shareholder, and his information is shown below under the category of "Current Directors." Except as otherwise indicated, each of the persons named below has sole voting and investment power with respect to the Gateway Stock owned by such person.



                                                                                      Stock Ownership
                                                                -----------------------------------------------------------
                                                                   Number of       Percentage         Pro           Pro
                                                                 Shares Bene-       of Shares        Forma         Forma
Name and Address of Beneficial Owners                           ficially Owned     Outstanding     Ownership     Percentage
-------------------------------------                           --------------     -----------    -----------    ----------
W. Paul Buckthal                                                    108,426            14.9%         593,178         4.7%
700 South Fillmore, Suite 444
Amarillo, Texas 79101-2444

George B. Cree, Jr.                                                  78,196            10.7%         412,705         3.3%
P.O. Box 1821
Pampa, Texas 75006

James B. Franklin                                                   108,426            14.9%         593,178         4.7%
700 South Fillmore, Suite 444
Amarillo, Texas 79101-2444

Irvin Wall                                                          108,426            14.9%         593,178         4.7%
700 South Fillmore, Suite 435
Amarillo, Texas 79101

Names of Current Directors

Richard E. Cree                                                      89,060(1)         11.6%         473,990         3.7%
1544 Valwood Parkway, Suite 102
Carrollton, Texas 75006

Harold A. Cree                                                       35,692(2)          4.9%         205,151         1.6%

Keith Fowler                                                         34,507             4.7%         192,622         1.5%

Jack O'Boyle                                                         15,499(3)          2.1%          87,472            *

All Current Directors and Executive Officers
      as a group (5 persons)                                        186,067(4)         24.2%       1,016,208         7.5%


----------------------------
*        Less than 1%.

(1) Includes 3,219 shares held by the Jonathan B. Cree Trust and 3,219 shares held by the Lindsay Adair Cree Trust, each of which Mr. Cree is co-trustee, and 34,947 shares issuable pursuant to options exercisable within 60 days of March 12, 1999, assuming consummation of the Merger.

(2) Includes 5,981 shares held by the Richard J. Cree Trust, of which Harold A. Cree is co-trustee.


(3) Includes 1,109 shares held by the John J. O'Boyle Trust, of which Mr. O'Boyle is co-trustee.

(4) Includes footnotes (1), (2) and (3) above, and 4,229 shares issuable pursuant to options exercisable within 60 days of March 12, 1999, assuming consummation of the Merger.



                    AMENDMENTS TO T-NETIX STOCK OPTION PLANS


NEW PLAN BENEFITS

         In connection with the Merger, T-NETIX proposes to amend its 1993 Incentive Stock Option Plan (the "ISO Plan") and its Non-Qualified Stock Option Plan (the "NQSO Plan") to increase the number of shares of T-NETIX Stock available for options under the Plans from 2,000,000 to 2,600,000. This will serve two purposes. First, it will accommodate the T-NETIX Options being issued in the Merger in exchange for Gateway Options. There are currently 158,243 shares of T-NETIX Stock available for T-NETIX Options under the Plans, and T-NETIX Options for 347,789 shares of T-NETIX Stock will be issued in the Merger in exchange for Gateway Options. Second, it will allow for new incentive compensation alternatives for employees of the combined company.


         The consideration that T-NETIX will receive for the grant of T-NETIX Options to the holders of Gateway Options will be the cancellation of the Gateway Options. T-NETIX will not receive any other consideration for the grant of any options under the Plans. There will be no federal tax consequences upon the grant of any option under either of the Plans. For options under the NQSO Plan, upon exercise of an option the option holder will incur ordinary income tax on the difference between the fair market value of the shares underlying the option and the exercise price of the option, while T-NETIX will recognize a tax deduction for the same amount. For options under the ISO Plan, no income to the option holder or expense to T-NETIX is recognized upon exercise of the option. Upon sale of the shares underlying the option, the selling shareholder will incur capital gains tax on the difference between the sale price and the exercise price. The other material features of the Plans are described below under "Executive Compensation--Stock Option Plans."

         Currently, there is no plan to allocate options for the additional 600,000 shares of T-NETIX Stock to any particular officer, director, employee or group thereof, other than allocating options for approximately 348,000 shares to the holders of Gateway Options pursuant to the Merger. Options for the remaining shares of T-NETIX Stock available under the Plans will be granted from time to time by the Board of Directors of T-NETIX to the various eligible individuals according to factors which the Board deems relevant at the time of grant.

         T-NETIX Options for 176,046 shares will be granted to Richard E. Cree in the Merger. T-NETIX Options for 171,743 shares will be granted to other holders of Gateway Options in the Merger.

EXECUTIVE COMPENSATION

         The information in this section is for T-NETIX for the fiscal year ended July 31, 1998. Since that date, Mr. Huzjak has resigned as Chief Executive Officer and Mr. Schopp has been appointed as Chief Executive Officer. The position of Chief Financial Officer remains open at this time.

Compensation of Directors

         T-NETIX's non-employee directors are compensated at the rate of $1,000 per meeting attended inclusive of expenses. In August 1994, T-NETIX granted options to acquire 20,000 shares of T-NETIX Stock to each of the directors of T-NETIX other than Mr. Huzjak and Mr. Schopp under T-NETIX's NQSO Plan with an exercise price of $5.50 per share. In September 1995, Mr. Mann was granted options to acquire 20,000 shares of T-NETIX Stock with an exercise price of $13.00 per share. In August 1997, Mr. Mann's options were amended to lower the option price to $7.25 per share. In December 1997, Mr. Hart was granted options to acquire 20,000 shares of T-NETIX Stock with an exercise price of $9.00 per share. In February 1999, Messrs. Burbank and Taylor were each granted options to acquire 20,000 shares of T-NETIX Stock with an exercise price of $6.125 per share. See "--Stock Option Plans." The options granted to directors vest evenly over a four-year period.

Board Committees and Meetings


         The T-NETIX Board has established a Compensation Committee which makes recommendations to the T-NETIX Board concerning salaries and incentive compensation for officers and employees of T-NETIX. See "--Report by the Compensation Committee on Executive Compensation." The Compensation Committee is currently composed of Mr. Geist, Mr. Mann (Chairman) and Mr. Carney. The T-NETIX Board also has an Audit Committee which reviews the results and scope of the audit and other accounting related services. The Audit Committee is currently composed of Mr. Geist, Mr. Mann and Mr. Hart (Chairman). Nominees for the T-NETIX Board are determined by the entire Board.


         For the year ended July 31, 1998, there were five meetings of the T-NETIX Board, one meeting of the Compensation Committee and one meeting of the Audit Committee. All directors attended 100% of T-NETIX's Board meetings and meetings of Board committees on which they served, except for Mr. Hart, who attended two of the three meetings of the T-NETIX Board that occurred between the time he became a Director and July 31, 1998.


Executive Compensation Table

         The following table sets forth information concerning the compensation received for services rendered in all capacities to T-NETIX for the years ended July 31, 1998, 1997, and 1996, by Mr. Huzjak and Mr. Schopp. No other executive officer's compensation exceeded $100,000 during the year ended July 31, 1998. No restricted stock awards, long-term incentive plan payouts or stock appreciation rights ("SARs") were granted to Mr. Huzjak or Mr. Schopp in such years.

                          SUMMARY COMPENSATION TABLE(1)



                                                                                                Long-Term
                                                                                              Compensation
                                                                                              -------------
                                                               Annual Compensation             Securities
                                        Fiscal            -------------------------------       Underlying
Name and Principal Position              Year             Salary              Bonuses (2)     Stock Options
---------------------------             ------            --------            -----------     -------------
Thomas J. Huzjak                        1998              $240,000              $15,000                 --
Chairman of the Board                   1997               195,000                   --          $  36,000
and Chief Executive Officer             1996               175,000                   --            100,000

Alvyn A. Schopp                         1998              $158,625              $15,000                 --
Chief Financial Officer                 1997               143,750                   --             32,000
                                        1996               113,000                   --             75,000

----------------------------
(1) With respect to each of the individuals named in the Summary Compensation Table, the aggregate amount of perquisites and other personal benefits received did not exceed the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for such individual.

(2) Bonuses, if applicable, were paid pursuant to the Management Incentive Programs described below under "--Management Incentive Programs."

Option Grants in the Last Fiscal Year

         No stock options were granted to executive officers during the fiscal year ended July 31, 1998.

         The following table provides information as to the aggregate dollar value of unexercised stock options held by Mr. Huzjak and Mr. Schopp at July 31, 1998. No stock options were exercised by Mr. Huzjak and or Mr. Schopp during fiscal 1998.

                          FISCAL YEAR-END OPTION VALUES

                                                 Number of Shares of                Value of Unexercised
                                            Underlying Unexercised Options          In-the-Money Options
                                                 at Fiscal Year End                at Fiscal Year End(1)(2)
                                            ------------------------------      -----------------------------
Name                                        Exercisable      Unexercisable      Exercisable     Unexercisable
----                                        -----------      -------------      -----------     -------------
Thomas J. Huzjak                                184,010             93,250      $   528,360     $      98,375
Alvyn A. Schopp                                 144,250             77,750(3)       393,500            86,750(3)

----------------------------

(1) Represents the fair market value of the T-NETIX Stock based upon the closing price per share as quoted on Nasdaq on July 31, 1998 ($8.00 per share), less the option exercise price.

(2) Amounts reflect the August 11, 1997, re-pricing of certain stock options. See "--Stock Option Plans."


(3) Does not include options for 100,000 shares of T-NETIX Stock granted to Mr. Schopp in December 1998 at an exercise price of $5.00 per share in connection with his promotion to Chief Executive Officer.


Management Incentive Programs

         In October 1998, the T-NETIX Board adopted the 1998 Management Incentive Program (covering fiscal year 1999) by readopting the same basic terms as the prior year Management Incentive Program with new performance targets.

         In September 1997, the T-NETIX Board adopted the 1997 Management Incentive Program (covering fiscal year 1998) which provided that certain employees of T-NETIX will be rewarded for achieving specific individual and company objectives. The 1997 Management Incentive Program rewarded individuals for company performance targets based on revenue and earnings before interest and taxes (subject to adjustments for extraordinary events).

         In August 1996, the T-NETIX Board adopted the 1996 Management Incentive Program (covering fiscal year 1997) which provided that certain employees of T-NETIX would be rewarded for achieving specific individual and company objectives. The 1996 Management Incentive Program was designed to reward individuals for company performance targets based on total revenue, new revenue, and earnings before interest and taxes.


Stock Option Plans

         T-NETIX's ISO Plan, adopted by T-NETIX on May 1, 1993, and T-NETIX's 1991 Incentive Stock Option Plan, adopted by T-NETIX on January 10, 1991, provide that options for T-NETIX Stock may be granted to such key employees, including officers and directors who are also employees, of T-NETIX or its subsidiaries whom the T-NETIX Board deems to be important to the future of T-NETIX or its subsidiaries. There are five officers, one employee/director and approximately 30 other key employees eligible to participate in the ISO Plan. T-NETIX's NQSO Plan, adopted by T-NETIX on January 10, 1991, provides that options for T-NETIX Stock may be granted to eligible employees, officers and directors of T-NETIX or its subsidiaries. There are also five officers, one employee/director and approximately 30 other employees eligible to participate in the NQSO Plan. The period for which an option is granted under all three plans may not exceed ten years from the date of the grant. In general, an optionee may not exercise any part of an option granted under the two incentive plans unless the optionee has been in the continuous employment of T-NETIX or a subsidiary at all times from the date of the grant until the date three months prior to the date of exercise. The option price per share is determined by the T-NETIX Board at the time an option is granted and cannot be less than 100% of the fair market value of T-NETIX Stock on the date of grant.

         On July 24, 1997, the T-NETIX Board amended the ISO Plan and the NQSO Plan to provide that the Compensation Committee may amend certain outstanding options with an exercise price in excess of the current market price in order to modify the exercise price to the current market price or greater. On August 11, 1997, the Compensation Committee re-priced the exercise price to $7.25 per share for certain outstanding options under the ISO Plan and NQSO Plan having an exercise price equal to or greater than $7.50 prior to such re-pricing. This re-pricing affected 725,500 options under the ISO Plan and 48,000 options under the NQSO Plan.


         The T-NETIX Board may amend these plans at any time but may not, without shareholder approval, adopt any amendment that would (i) materially increase the benefits accruing to participants, (ii) materially modify the eligibility requirements, or (iii) increase the maximum number of shares which may be issued under each plan.


Compensation Committee Interlocks and Insider Participation

         The following non-employee directors served as members of the Compensation Committee for the year ended July 31, 1998: Messrs. Geist, Mann and Carney. The members of T-NETIX's Compensation Committee have no interlocking relationships as defined by SEC rules and regulations.

Compensation Committee Report on Executive Compensation

         Executive Compensation Policies. The Compensation Committee recognizes that the success of T-NETIX, including its ability to expand its service offerings and its markets and to maintain its existing contracts and customer relationships, is dependent on the performance of its employees. T-NETIX's employees are its primary asset. As a result, the Compensation Committee has adopted the following executive compensation policies:

         (1) T-NETIX's executive compensation policies should balance the long-term and short-term goals of T-NETIX. They should encourage growth and yet reward current profitability.

         (2) Base salaries should be at or close to market but salaries should be enhanced by bonus plans and stock option incentives to provide opportunities for above market compensation to retain employees key to T-NETIX's success.

         (3) Cash bonus plans should be designed to provide incentives to meet or exceed company goals, should reward both group and individual performances, and should be flexible in their design and application.

         (4) Stock options should be awarded to reward performance and to align executives interests with those of shareholders.

         The Compensation Committee believes its executive compensation program effectively serves the interests of shareholders by allowing T-NETIX to attract and retain talented executive personnel who have incentives to perform at the highest levels.

         CEO Compensation. Thomas J. Huzjak served as T-NETIX's Chief Executive Officer from August 1994 to December 1998. Prior thereto he was President and Chief Operating Officer. In fiscal 1998, Mr. Huzjak received a base salary of $240,000 in recognition of his duties. In accordance with the 1997 Management Incentive Program, Mr. Huzjak was eligible to receive a bonus based upon performance targets for revenue and earnings before income taxes (subject to adjustments for extraordinary events). Mr. Huzjak received a bonus under the 1997 Management Incentive Program that was less than the maximum that could have been received had the targets been fully achieved. The Committee recommended that no additional stock options be granted to Mr. Huzjak at that time. For fiscal 1999, Mr. Schopp will receive an annual salary of $180,000. Also, in connection with his promotion, Mr. Schopp received options for 100,000 shares of T-NETIX Stock under the ISO Plan. The exercise price is $5.00 per share, which was the fair market value of T-NETIX Stock on the date of grant. The Committee will continue to review all aspects of Mr. Schopp's compensation annually to establish goals for the ensuing fiscal year against which his performance and adjustments in compensation will be evaluated. For fiscal 1999, Mr. Schopp has been given the opportunity to receive a bonus based upon performance targets.

         The foregoing report has been prepared by T-NETIX's Compensation Committee.

                                            James L. Mann (Chairman)
                                            Robert A. Geist
                                            Daniel M. Carney

Company Performance

         The following table presents the cumulative total yearly shareholder return for the T-NETIX Stock since November 8, 1994, the date of T-NETIX's initial public offering, compared with the Nasdaq Market Index and the Nasdaq Telecommunications Stock Index. The table assumes that $100 was invested on November 8, 1994, and that all dividends were reinvested.

                             STOCK PRICE PERFORMANCE
                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     T-NETIX, INC., NASDAQ MARKET INDEX AND
                      NASDAQ TELECOMMUNICATIONS STOCK INDEX

                          TOTAL RETURN TO STOCKHOLDERS
                  (ASSUMES $100 INVESTMENT ON NOVEMBER 8, 1994)


                                                                         Nasdaq
             Measurement Period                                          Telecom           Nasdaq
            (fiscal year covered)                     T-NETIX, Inc.       Index        Composite (US)
            ---------------------                      ---------         -------       --------------
                  11-08-94                              100.00            100.00           100.00
                  07-31-95                              131.58            119.59           130.44
                  07-31-96                               92.11            120.84           140.79
                  07-31-97                               84.21            160.39           207.65
                  07-31-98                               84.21            261.11           243.95


                             SHAREHOLDERS' PROPOSALS

         It is expected that the 2000 Annual Meeting of Shareholders of T-NETIX will be held on May 11, 2000. Any proposals intended to be presented at the 2000 Annual Meeting must be received at T-NETIX's offices on or before November 5, 1999, in order to be considered for inclusion in T-NETIX's Proxy Statement and form of proxy relating to such meeting.

         Any proposal from a T-NETIX shareholder to be presented at the 2000 Annual Meeting of Shareholders of T-NETIX that is submitted outside the processes of Rule 14a-8 under the Exchange Act, and that therefore will not be included in proxy materials to be sent to T-NETIX shareholders by T-NETIX, must be received by the Secretary of T-NETIX not earlier than 180 days prior nor later than 90 days prior to the date of such meeting in order to be considered timely received by T-NETIX.


                                  LEGAL MATTERS

         Rothgerber Johnson & Lyons LLP will pass upon certain legal matters for T-NETIX relating to the T-NETIX Stock to be issued pursuant to the Merger, as well as the tax consequences of the Merger.

                                     EXPERTS

         The consolidated financial statements of T-NETIX as of July 31, 1998 and 1997, and for each of the years in the three-year period ended July 31, 1998, and the related schedule, have been incorporated by reference in this Proxy Statement in reliance upon the reports of KPMG LLP, independent certified public accountants, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.


         The financial statements of Gateway as of December 31, 1998 and 1997, and for each of the years in the three-year period ended December 31, 1998, have been included herein and in this Proxy Statement in reliance upon the report of KPMG LLP, independent certified public accountants, and upon the authority of said firm as experts in accounting and auditing.







                       WHERE YOU CAN FIND MORE INFORMATION

         T-NETIX files annual, quarterly and special reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that T-NETIX files at the SEC's public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. T-NETIX's public filings are also available from commercial document retrieval services and at the Internet web site maintained by the SEC at http://www.sec.gov.

         The SEC allows T-NETIX to "incorporate by reference" information into this Proxy Statement, which means that T-NETIX can disclose important information to shareholders by referring them to another document filed separately with the SEC. The information incorporated by reference is deemed to be part of this Proxy Statement, except for any information superseded by information contained directly herein. This Proxy Statement incorporates by reference the documents set forth below that T-NETIX has previously filed with the SEC. These documents contain important information about T-NETIX and its financial condition.


         T-NETIX SEC Filings (File No. 0-25016)               Period
         --------------------------------------               ------
         Annual Report on Form 10-K                           Year ended July 31, 1998

         Transition Report on Form 10-QT                      Transition period from August 1, 1998, through
                                                              December 31, 1998

         Current Reports on Form 8-K                          Filed December 15, 1998
                                                              Filed December 31, 1998 and amended March 15, 1999


         Additional documents that T-NETIX may file with the SEC between the date of this Proxy Statement and the date of the Special Meeting are also incorporated by reference. These include any periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as any proxy statements. The Annual Report on Form 10-K and Transition Report on Form 10-QT referred to above are enclosed with this Proxy Statement.

         You can obtain any of the documents incorporated by reference in, but not included with, this Proxy Statement from T-NETIX without charge, excluding all exhibits unless T-NETIX has specifically incorporated by reference an exhibit in this Proxy Statement, by requesting them in writing or by telephone from the following address:

                            T-NETIX, Inc.
                            Attn:  John Giannaula, Corporate Secretary
                            67 Inverness Drive East, Suite 100
                            Englewood, Colorado 80112
                            Telephone:  (303) 790-9111

         Please request documents by March 15, 1999, to ensure receipt before the meeting of shareholders described herein. Incorporated documents requested by shareholders will be mailed by first class mail, or other equally prompt means, within one business day of receipt of your request.

         SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE SPECIAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED FEBRUARY 26, 1999. SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THE PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO SHAREHOLDERS NOR THE ISSUANCE OF T-NETIX STOCK IN THE MERGER WILL CREATE ANY IMPLICATION TO THE CONTRARY.


                              CAUTIONARY STATEMENT
                      CONCERNING FORWARD-LOOKING STATEMENTS

         T-NETIX has made forward-looking statements in this document and the documents incorporated by reference herein or included as an appendices hereto that are subject to risks and uncertainties. These statements are based on management's beliefs and assumptions, based on information currently available to management. Forward-looking statements include the information concerning possible or assumed future results of operations of T-NETIX and Gateway set forth (1) under "Summary," "Risk Factors," "The Merger--Background of the Merger," "-- Reasons for the Merger"; "--Recommendations of the Boards of Directors" and "Unaudited Pro Forma Condensed Combined Financial Information";
(2) under "Business" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" herein and in the T-NETIX Annual Report on Form 10-K and Transition Report on Form 10-QT incorporated by reference into this document; and (3) in this document and the documents incorporated herein by reference preceded by, followed by, or that include the words "anticipate," "believe," "effect," "estimate," "expect," "intend," "plan" or similar expressions.

          Forward-looking statements are not guarantees of performance. They involve risks, uncertainties and assumptions. The future results and shareholder value of T-NETIX may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond T-NETIX's ability to control or predict. Shareholders are cautioned not to put undue reliance on any forward- looking statements. For those statements, T-NETIX claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

         Shareholders of T-NETIX should understand that included among the many possible events or factors that could materially affect the future financial results and performance of T-NETIX, in addition to those discussed elsewhere herein and in the documents which are incorporated by reference into this Proxy Statement, are the following important factors:

         1.       Our revenues after the merger may be lower than expected;

         2. Competition among specialized call processing services companies may increase;

         3. We may have more trouble integrating our businesses after the merger than we expect;

         4. General economic conditions may change or be worse than we expect;

         5. Legislative or regulatory changes may adversely affect our business;

         6. Technology-related changes, including "Year 2000" data systems compliance, may be harder to make or more expensive than we expect;

         7. The demand for the combined company's products and services and market acceptance risks may affect the potential technological obsolescence of existing systems;

         8.       Existing site specific customer contracts may not be renewed;

         9. Retaining the base of current site specific customer contracts may be more difficult than we expect;

         10. Continued relationships with existing customers may become strained;

         11. We may not be able to reduce expenditures in our SpeakEZ Division as quickly or in as high an amount as we expect;

         12. We may not be able to successfully license voice verification and fraud prevention technology;

         13. We may not have the continuing ability to develop hardware and software products;

         14. Commercialization and technological issues may prove more difficult than we expect;

         15. Manufacturing capacity and product supply may be more constrained than we expect;

         16. There may be fewer actual purchases by current and prospective customers under existing and expected agreements than we expect;

         17. The progress of contract implementation efforts that allow T-NETIX and Gateway to recognize revenue under its accounting policies may be slower than we expect; and

         18.      The results of financing efforts may not be favorable.


                          UNAUDITED PRO FORMA CONDENSED
                         COMBINED FINANCIAL INFORMATION

         The following unaudited pro forma condensed combined financial information (the "Unaudited Pro Forma Information") gives effect to the Merger under the pooling of interests method of accounting. The Unaudited Pro Forma Information is presented to reflect the estimated impact of the Merger and the issuance of 5.0375 shares of T-NETIX Stock for each share of Gateway Stock issued and outstanding. As of the record date for Gateway's special meeting of shareholders for consideration of the Merger, there were approximately 729,000 shares of Gateway Stock issued and outstanding. The Unaudited Pro Forma Information assumes the issuance of approximately 4,048,000 shares of T-NETIX Stock in the Merger (assuming no T-NETIX Reserve Shares are issued). See "The Merger--Accounting Treatment."

         The Unaudited Pro Forma Information is presented as if the Merger had been consummated as of August 1, 1995, for the unaudited pro forma condensed combined statements of income and as of December 31, 1998, for the unaudited pro forma condensed combined balance sheet. Certain adjustments to the data presented have also been made to reflect the different fiscal years of T-NETIX and Gateway (see "--Notes to Unaudited Pro Forma Condensed Combined Statements of Income and Balance Sheet--Basis of Presentation," below). All column headings used in the Unaudited Pro Forma Information refer to the period-end date of T-NETIX.

         The Unaudited Pro Forma Information gives effect to the reclassifications and adjustments set forth in the accompanying Notes to Unaudited Pro Forma Condensed Combined Financial Statements and does not reflect any cost savings that may result from the Merger. See "The Merger--Reasons for the Merger; Recommendation of the Board." The Unaudited Pro Forma Information is not necessarily indicative of the operating results and financial position that might have been achieved had the Merger been consummated (on the dates or as of the beginning of each period indicated), nor is it necessarily indicative of operating results and financial position which may occur in the future.


         The Unaudited Pro Forma Information should be read in conjunction with the historical consolidated financial statements of T-NETIX contained in its Annual Report on Form 10-K and the unaudited consolidated interim financial statements contained in its Transition Report on Form 10-QT for the five months ended December 31, 1998, and the historical financial statements of Gateway included in this document. See "Where You Can Find More Information."

                         T-NETIX, INC. AND SUBSIDIARIES
                         UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                     (In thousands, except per share data)


                                                                       Five Months Ended December 31, 1998
                                            ---------------------------------------------------------------------------------
                                                           Historical
                                            --------------------------------------------
                                                                   Pro Forma    T-NETIX                Pro Forma    Pro Forma
                                            T-NETIX    Cell-Tel   Adjustments   Adjusted   Gateway    Adjustments   Combined
                                            --------   --------   -----------   --------   --------   -----------   --------
REVENUE:
    Telecommunications services             $ 13,288   $     --     $     --    $ 13,288   $  3,484     $     --    $ 16,772
    Telecommunications licensing                  47         --           --          47         31          (78)(a)      --
    Direct call provisioning                   1,595         --           --       1,595      8,472           --      10,067
    Voice print                                  158         --           --         158         --           --         158
    Equipment sales                               --         --           --          --        844           --         844
    Professional service fees                     --        299         (299)(g)      --         --           --          --
                                            --------   --------     --------    --------   --------     --------    --------
      Total revenue                           15,088        299         (299)     15,088     12,831          (78)     27,841

EXPENSES:
    Operating costs and expenses
      Telecommunications services              6,878         --           --       6,878        497          (52)(d)   7,323
      Direct call provisioning                 1,503         --           --       1,503      7,468         (127)(d)   8,844
      Voice print                                510         --           --         510         --           --         510
      Cost of equipment sold                      --         --           --          --        362          (13)(d)     349
      Cost of professional services               --        299         (299)(g)      --         --           --          --
                                            --------   --------     --------    --------   --------     --------    --------
        Total operating costs and expenses     8,891        299         (299)      8,891      8,327         (192)     17,026
    Selling, general and administrative        4,390        122           --       4,512      2,541           --       7,053
    Research and development                   1,036        154           --       1,190        841           --       2,031
    Depreciation and amortization              3,289         39          256 (e)   3,584        893           --       4,477
                                            --------   --------     --------    --------   --------     --------    --------
      Total expenses                          17,606        614          (43)     18,177     12,602         (192)     30,587

      Operating income (loss)                 (2,518)      (315)        (256)     (3,089)       229          114      (2,746)
    Interest and other income (expense)         (420)        --          (55)(f)    (475)      (966)          --      (1,441)
                                            --------   --------     --------    --------   --------     --------    --------
      Earnings (loss) before income taxes     (2,938)      (315)        (311)     (3,564)      (737)         114      (4,187)
    Income taxes                                 750         --           46         796        255          (39)      1,012
                                            --------   --------     --------    --------   --------     --------    --------
Net earnings (loss)                         $ (2,188)  $   (315)    $   (265)   $ (2,768)  $   (482)    $     75    $ (3,175)
                                            ========   ========     ========    ========   ========     ========    ========

Diluted earnings (loss) per common share    $  (0.26)  $  (0.04)                $  (0.32)  $  (0.66)                $  (0.25)
                                            ========   ========                 ========   ========                 ========

                                                                                                            (736)(b)
Weighted average common shares                 8,551      8,500       (8,500)      8,551        736        4,048      12,599
                                            ========   ========     ========    ========   ========     ========    ========


The accompanying notes are an integral part of this proforma information.

                         T-NETIX, INC. AND SUBSIDIARIES
                         UNAUDITED PRO FORMA CONDENSED
                         COMBINED STATEMENT OF OPERATIONS
                         (In thousands, except per share data)

                                                                  Five Months Ended December 31, 1997
                                        ----------------------------------------------------------------------------------------
                                                           Historical
                                        ----------------------------------------------
                                                              Pro Forma       T-NETIX               Pro Forma         Pro Forma
                                        T-NETIX   Cell-Tel     Adjusts       Adjusted    Gateway    Adjustments       Combined
                                        -------   --------   ----------      ---------   --------   -----------       ----------

REVENUE:
    Telecommunications services         $ 14,795  $       -  $        -      $  14,795   $  2,865   $         -       $    17,660
    Telecommunications licensing              56          -           -             56         62          (118) (a)            -
    Direct call provisioning                 878          -           -            878      7,953             -             8,831
    Voice print                              408          -           -            408          -             -               408
    Equipment sales                            -          -           -              -        621             -               621
    Professional service fees                  -          -           -              -          -             -                 -
                                        --------  ---------  ----------      ---------   --------   -----------       -----------
      Total revenue                       16,137          -           -         16,137     11,501          (118)           27,520

EXPENSES:
    Operating costs and expenses
      Telecommunications services          6,656          -           -          6,656        380           (43) (d)        6,993
      Direct call provisioning               835          -           -            835      6,637          (119) (d)        7,353
      Voice print                             68          -           -             68          -             -                68
      Cost of equipment sold                   -          -           -              -        393            (9) (d)          384
      Cost of professional services            -          -           -              -          -             -                 -
                                        --------  ---------  ----------      ---------   --------   -----------       -----------
        Total operating costs
         and expenses                      7,559          -           -          7,559      7,410          (171)           14,798
    Selling, general and administrative    3,025          8           -          3,033      1,975             -             5,008
    Research and development                 978          -           -            978        382             -             1,360
    Depreciation and amortization          3,507         12         256  (e)     3,775        625             -             4,400
                                        --------  ---------  ----------      ---------   --------   -----------       -----------
      Total expenses                      15,069         20         256         15,345     10,392          (171)           25,566

      Operating income (loss)              1,068        (20)       (256)           792      1,109            53             1,954
    Interest and other income
      (expense)                             (446)         -        (111) (f)      (557)      (281)            -              (838)
                                        --------  ---------  ----------      ---------   --------   -----------       -----------
      Earnings (loss) before income
       taxes                                 622        (20)       (367)           235        828            53             1,116
    Income taxes                            (155)         -          59            (96)      (285)          (18)             (399)
                                        --------  ---------  ----------      ---------   --------   -----------       -----------
Net earnings (loss)                     $    467  $     (20) $     (308)     $     139   $    543   $        35       $       717
                                        ========  =========  ==========      =========   ========   ===========       ===========

Diluted earnings (loss) per
common share                            $   0.05  $   (0.00)                 $    0.02   $   0.70                     $      0.05
                                        ========  =========                  =========   ========                     ===========

                                                                                                           (781)(b)
Weighted average common shares             9,126      8,500      (8,500)         9,126        781         4,048 (b)        13,174
                                        ========  =========  ==========      =========   ========   ===========       ===========


The accompanying notes are an integral part of this proforma information.

                         T-NETIX, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                      (In thousands, except per share data)


                                                                           Year Ended July 31, 1998
                                               --------------------------------------------------------------------------------
                                                              Historical
                                               --------------------------------------------
                                                                     Pro Form      T-NETIX              Pro Forma     Pro Forma
                                               T-NETIX    Cell-Tel  Adjustments    Adjusted   Gateway  Adjustments     Combined
                                               --------   --------   --------      --------   --------   --------      --------
Revenue:
    Telecommunications services                $ 34,860   $     --   $     --      $ 34,860   $  7,538   $     --      $ 42,398
    Telecommunications licensing                    205         --         --           205         41       (246)(a)        --
    Direct call provisioning                      2,516         --         --         2,516     19,701         --        22,217
    Voice print                                     632         --         --           632         --         --           632
    Equipment sales                                  --         --         --            --      1,694         --         1,694
    Professional service fees                        --         --         --            --         --         --            --
                                               --------   --------   --------      --------   --------   --------      --------
       Total revenue                             38,213         --         --        38,213     28,974       (246)       66,941

Expenses:
    Operating costs and expenses
       Telecommunications services               15,920         --         --        15,920        977       (112)(d)    16,785
       Direct call provisioning                   2,311         --         --         2,311     16,906       (295)(d)    18,922
       Voice print                                   78         --         --            78         --         --            78
       Cost of equipment sold                        --         --         --            --        801        (25)(d)       776
       Cost of professional services                 --         --         --            --         --         --            --
                                               --------   --------   --------      --------   --------   --------      --------
           Total operating costs and expenses    18,309         --         --        18,309     18,684       (432)       36,561
    Selling, general and administrative           7,448        153         --         7,601      5,387         --        12,988
    Research and development                      2,354         15         --         2,369      1,123         --         3,492
    Depreciation and amortization                 8,250         67        615 (e)     8,932      1,656         --        10,588
                                               --------   --------   --------      --------   --------   --------      --------
       Total expenses                            36,361        235        615        37,211     26,850       (432)       63,629

       Operating income (loss)                    1,852       (235)      (615)        1,002      2,124        186         3,312
    Interest and other income (expense)          (1,055)        --       (189)(f)    (1,244)      (614)        --        (1,858)
                                               --------   --------   --------      --------   --------   --------      --------
       Earnings (loss) before income taxes          797       (235)      (804)         (242)     1,510        186         1,454
    Income taxes                                   (198)        --        123           (75)      (541)       (63)         (679)
                                               --------   --------   --------      --------   --------   --------      --------
Net earnings (loss)                            $    599   $   (235)  $   (681)     $   (317)  $    969   $    123      $    775
                                               ========   ========   ========      ========   ========   ========      ========
Diluted earnings (loss) per common share       $   0.07   $  (0.03)                $  (0.03)  $   1.24                 $   0.06
                                               ========   ========                 ========   ========                 ========

                                                                                                             (762)(b)
Weighted average common shares                    9,206      8,500     (8,500)        9,206        762      4,048 (b)    13,254
                                               ========   ========   ========      ========   ========   ========      ========


The accompanying notes are an integral part of this proforma information.

                         T-NETIX, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)


                                                                       Year Ended July 31, 1997
                                                  -------------------------------------------------------------------
                                                                                    Pro Forma            Pro Forma
                                                     T-NETIX         Gateway       Adjustments            Combined
                                                  ------------    ------------    ------------           ------------
REVENUE:
     Telecommunications services                  $     33,471    $      6,083    $       --             $     39,554
     Telecommunications licensing                          750              62             (62)(a)                750
     Direct call provisioning                            1,395          17,656            --                   19,051
     Voice print                                           676            --              --                      676
     Equipment sales                                      --             2,212            --                    2,212
                                                  ------------    ------------    ------------           ------------
         Total revenue                                  36,292          26,013             (62)                62,243

EXPENSES:
     Operating costs and expenses
         Telecommunications services                    14,478             784             (92)(d)             15,170
         Direct call provisioning                        1,297          15,165            (264)(d)             16,198
         Voice print                                       170            --              --                      170
         Cost of equipment sold                           --             1,128             (29)(d)              1,099
                                                  ------------    ------------    ------------           ------------
             Total operating costs and expenses         15,945          17,077            (385)                32,637
     Selling, general and administrative                 7,488           4,328            --                   11,816
     Research and development                            2,769             785            --                    3,554
     Depreciation and amortization                       8,135           1,411            --                    9,546
                                                  ------------    ------------    ------------           ------------
         Total expenses                                 34,337          23,601            (385)                57,553

         Operating income (loss)                         1,955           2,412             323                  4,690
     Interest and other income expense                    (932)           (651)           --                   (1,583)
                                                  ------------    ------------    ------------           ------------
         Earnings (loss) before income taxes             1,023           1,761             323                  3,107
     Income taxes                                         (432)           (607)           (110)                (1,149)
                                                  ------------    ------------    ------------           ------------
Net earnings (loss)                               $        591    $      1,154    $        213           $      1,958
                                                  ============    ============    ============           ============

Diluted earnings (loss) per common share          $       0.06    $       1.48                           $       0.15
                                                  ============    ============                           ============
                                                                                          (779)(b)
Weighted average common shares                           9,156             779           4,048 (b)             13,204
                                                  ============    ============    ============           ============

The accompanying notes are an integral part of this pro forma information.

                         T-NETIX, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                        COMBINED STATEMENT OF OPERATIONS
                      (in thousands, except per share data)


                                                                Year Ended July 31, 1996
                                                  -------------------------------------------------------
                                                                               Pro Forma        Pro Forma
                                                   T-NETIX        Gateway     Adjustments       Combined
                                                  ----------    ----------    -----------      ----------
REVENUE:
     Telecommunications services                  $   30,249    $    5,552    $     --         $   35,801
     Telecommunications licensing                       --            --            --               --
     Direct call provisioning                          3,072        14,383          --             17,455
     Voice print                                          57          --            --                 57
     Equipment sales                                    --             498          --                498
                                                  ----------    ----------    ----------       ----------
         Total revenue                                33,378        20,433          --             53,811

EXPENSES:
     Operating costs and expenses
         Telecommunications services                  13,489           726           (81)(d)       14,134
         Direct call provisioning                      2,940        12,863          (216)(d)       15,587
         Voice print                                    --            --            --               --
         Cost of equipment sold                         --             299           (18)(d)          281
                                                  ----------    ----------    ----------       ----------
             Total operating costs and expenses       16,429        13,888          (315)          30,002
     Selling, general and administrative               6,434         5,176          --             11,610
     Research and development                          2,374           485          --              2,859
     Depreciation and amortization                     5,920         1,282          --              7,202
                                                  ----------    ----------    ----------       ----------
         Total expenses                               31,157        20,831          (315)          51,673

         Operating income (loss)                       2,221          (398)          315            2,138
     Interest and other income expense                  (548)         (364)         --               (912)
                                                  ----------    ----------    ----------       ----------
         Earnings (loss) before income taxes           1,673          (762)          315            1,226
     Income taxes                                        (46)          248          (107)              95
                                                  ----------    ----------    ----------       ----------
Net earnings (loss)                               $    1,627    $     (514)   $      208       $    1,321
                                                  ==========    ==========    ==========       ==========

Diluted earnings (loss) per common share          $     0.18    $    (0.83)                    $     0.10
                                                  ==========    ==========                     ==========
                                                                                    (666)(b)
Weighted average common shares                         8,814           666         4,048 (b)       12,862
                                                  ==========    ==========    ==========       ==========

The accompanying notes are an integral part of this pro forma information.

                         T-NETIX, INC. AND SUBSIDIARIES
                          UNAUDITED PRO FORMA CONDENSED
                                  BALANCE SHEET
                      (In thousands, except per share data)

                                                                         December 31, 1998
                                                        -----------------------------------------------------
                                                                                    Pro Forma      Pro Forma
                                                        T-NETIX       Gateway      Adjustments      Combined
                                                        --------      --------      --------         --------
ASSETS:
    Cash and cash equivalents                           $    463      $    215          --           $    678
    Accounts receivable                                   11,510         4,843          --             16,353
    Prepaid expenses                                         595           825          --              1,420
    Inventory                                               --             300          --                300
    Investments                                             --            --            --               --
    Property and equipment, at cost
       Telecommunications equipment                       43,439         8,942           (78)(a)       52,303
       Construction in progress                            4,078           838          --              4,916
       Office equipment                                    5,758         1,624          --              7,382
                                                        --------      --------      --------         --------
    Property and equipment                                53,275        11,404           (78)          64,601
       Less accumulated depreciation                     (27,728)       (5,260)         --            (32,988)
                                                        --------      --------      --------         --------
    Property and equipment, net                           25,547         6,144           (78)          31,613
    Patent license rights                                  1,877          --            --              1,877
    Goodwill, net                                          2,173         3,651          --              5,824
    Software development costs, net                        3,016          --            --              3,016
    Other assets, net                                      3,482         1,473          --              4,955
                                                        --------      --------      --------         --------

       Total assets                                     $ 48,663      $ 17,451           (78)        $ 66,036
                                                        ========      ========      ========         ========

LIABILITIES AND SHAREHOLDERS' EQUITY:

    Accounts payable                                    $  3,056      $  1,633      $   --           $  4,689
    Accrued expenses                                       4,127         1,803         1,500 (c)        7,430
    Debt                                                  15,160        10,350          --             25,510
                                                        --------      --------      --------         --------

       Total liabilities                                  22,343        13,786         1,500           37,629

    SHAREHOLDERS' EQUITY:
    Preferred stock                                         --            --            --               --
    Common stock                                              85           729          --                814
    Additional paid-in capital                            27,963         4,397          --             32,360
    Retained earnings                                     (1,728)       (1,461)       (1,578)(a)(c)    (4,767)
                                                        --------      --------      --------         --------

       Total shareholders' equity                         26,320         3,665        (1,578)          28,407
                                                        --------      --------      --------         --------

       Total liabilities and shareholders' equity       $ 48,663      $ 17,451      $    (78)        $ 66,036
                                                        ========      ========      ========         ========

The accompanying notes are an integral part of this proforma information.

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME AND BALANCE SHEET

I.       BASIS OF PRESENTATION


         The unaudited pro forma condensed combined financial statements reflect the Merger accounted for under the pooling of interests method and the acquisition of Cell-Tel Monitoring, Inc. on December 31, 1998, which was accounted for as a purchase. The unaudited pro forma condensed combined statements of income for each year in the three-year period ended July 31, 1998, and for the five month periods ended December 31, 1998 and 1997, give effect to the Merger as though this event had occurred on August 1, 1995. The unaudited pro forma condensed combined statements of income for the year ended July 31, 1998 and for the five-month periods ending December 31, 1998 and 1997, give effect to the acquisition of Cell-Tel as though this event had occurred on August 1, 1997. The unaudited pro forma condensed combined balance sheet as of December 31, 1998, assumes that the Merger and the acquisition of Cell-Tel had been consummated on that date.

         The unaudited pro forma condensed combined statements of income present financial information for T-NETIX for five months ended December 31, 1998 and 1997, and the fiscal years ended July 31, 1998, 1997, and 1996, and the financial information of Gateway for the five months ended December 31, 1998 and 1997, and the recast financial information for the twelve-month period ended July 31, 1998, and the years ended December 31, 1997, and 1996. Gateway's fiscal year ends December 31. The recast financial information for the twelve month period ended July 31, 1998 includes the five month period ended December 31, 1997, which financial information is also included in the financial information for the year ended December 31, 1997.

         The unaudited pro forma condensed combined balance sheet presents the balance sheets of T-NETIX and Gateway as of December 31, 1998.


         The unaudited pro forma condensed combined statements of income exclude the positive effects of potential cost savings which may be achieved upon combining the resources of the companies and non-recurring transaction costs of approximately $1.5 million, including investment banking, legal, and accounting fees. These transaction costs will be reflected in the results of operations in the first period reported by the combined company. Further, T-NETIX expects to restructure the combined company, resulting in additional non-recurring charges. The range of amounts and timing of such charges cannot be reasonably estimated until an analysis of the newly combined operations is completed and a detailed restructuring plan is developed, but such charges may be material.


         On December 31, 1998, T-NETIX exercised its option to acquire 100% of the common stock of Cell-Tel Monitoring, Inc. ("Cell-Tel"), a Florida corporation. Cell-Tel engaged in the sales, marketing, research and development of a prisoner/parolee electronic monitoring device utilizing the Internet and using T-NETIX's SpeakEZ Voice Printer(R) technology. The purchase price was approximately $3.8 million, consisting of the conversion of $2.0 million of Cell-Tel preferred stock and an additional $1.8 million in cash and acquisition costs. The acquisition has been accounted for by the purchase method of accounting, and, accordingly, the results of operations for Cell-Tel for the period beginning January 1, 1999, will be included in T-NETIX's financial statements. Assets acquired and liabilities assumed have been recorded at their estimated fair values.



         The excess of cost over the estimated fair value of net assets acquired was allocated to goodwill. A total of $2,173,000 was allocated to goodwill which will be amortized on a straight-line basis over 7 years. The remaining net assets were allocated primarily to software development costs and office equipment.


II.      PRO FORMA ADJUSTMENTS

         (a) Represents elimination of intercompany licensing revenue between T-NETIX and Gateway.

         (b) Represents an adjustment to reflect the combined weighted average number of common shares of T-NETIX and Gateway, reflecting the assumed issuance of approximately 3,673,000 shares of T-NETIX Stock in exchange for approximately 729,000 shares of Gateway Stock outstanding utilizing an exchange ratio of
5.0375 shares of T-NETIX Stock for each share of Gateway Stock and approximately 375,000 shares issued to certain shareholders of Gateway in exchange for terminating the Royalty Agreement.


         The Royalty Agreement calls for payment by Gateway to the Royalty Owners of a percentage of adjusted gross revenues, as defined (1.5% as of December 31, 1998). Payments are due on or before the 15th day of each month for the previous month's adjusted gross revenues. Payments under this arrangement were $448,000, $385,000, $315,000, and $240,000 for the years ended December 31,
1998, 1997, 1996 and 1995, respectively. The Royalty Agreement relates to automated call processing technology and intellectual property rights that were assigned to Gateway by the Royalty Owners in exchange for the royalty payments.

         The Royalty Owners' interests in the Royalty Agreement are being terminated because the automated call processing technology and intellectual property are considered essential to the operations of Gateway and the operations of the combined, post-Merger company. The termination through the issuance of T-NETIX Stock in the Merger allows for the automated call processing technology and intellectual property to be transferred to the combined, post-Merger company in a manner consistent with the requirements of the pooling of interests method of accounting.

         The estimated fair value of the Royalty Agreement as of February 10, 1999 was approximately $2,697,000. The fair value of the royalty payment was calculated based upon the net present value of the anticipated cash flows from the Royalty Agreement. Future cash flows were calculated using the adjusted historical gross revenues for fiscal 1998 as a basis for projection and projecting revenue growth of 5% per year for Gateway. The payment stream was projected for 10 years, giving consideration to the technology life cycle of the automated call processing technology and intellectual property rights. This cash flow was then discounted to present value at a discount rate of 16%, which takes into account Gateway's equity cost of capital, capital structure, debt cost of capital and effective tax rate. The number of shares issued resulted from negotiations between the Royalty Owners and T-NETIX. Such negotiations considered the estimated fair value, however, the actual shares to be issued were not contractually tied to the estimated fair value or the stock price of T-NETIX Stock.


         (c) Reflects an accrual for the estimated $1,500,000 transaction costs related to the Merger.


         (d) Represents elimination of royalty expense relating to the Royalty Agreement. In exchange for their terminating their interests in the Royalty Agreement, T-NETIX will issue 375,339 shares of T-NETIX Stock to the Royalty Owners. No intangible asset has been reflected on the pro forma balance sheet as the asset contributed by the Royalty Owners in exchange for the T-NETIX Stock had no cost basis immediately prior to the Merger.

         (e) Represents adjustments to reflect the amortization of goodwill, capitalized software, and furniture and equipment from the acquisition of Cell-Tel. The value of the Goodwill, $2,173,000, is to be amortized over seven years. The fair value of the computer software, $1,358,000, is to be amortized over five years. The fair value of the furniture and equipment, $164,000, is to be depreciated over five years.

         (f) Represents an adjustment for interest charges on the additional borrowings that would have been incurred for the incremental preferred stock purchases, cash payments pursuant to exercise of the purchase option and acquisition costs. Such borrowings were $1,708,000, $3,433,000 and $2,440,000 during the five-month periods ended December 31, 1998 and 1997, and the year ended July 31, 1998, respectively. These amounts exclude the purchases of preferred stock and related interest expense reflected in the historical financial statements. All borrowings would have been drawn under T-NETIX's line of credit facility, which had an effective interest rate of 7.75% at December 31, 1998. This rate was used to determine the pro forma interest expense for all periods presented. There were no direct costs associated with the conversion of the preferred stock to common stock.

         The impact of a change of 1/8th percent in the current interest rate on pro forma combined net income (loss) would have been $1,000, $3,000, and $2,000 for the five-month periods ended December 31, 1998 and 1997, and the year ended July 31, 1998, respectively.

         (g) Represents the elimination of intercompany service revenue between T-NETIX and Cell-Tel.

IV.      FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER

         The unaudited pro forma condensed combined financial statements assume that the Merger qualifies as a tax-free reorganization for federal income tax purposes.

                           GATEWAY TECHNOLOGIES, INC.

                              Financial Statements

                        December 31, 1998, 1997 and 1996

                  (With Independent Auditors' Report Thereon)

                          INDEPENDENT AUDITORS' REPORT


To the Board of Directors and Stockholders
Gateway Technologies, Inc.:


We have audited the accompanying balance sheets of Gateway Technologies, Inc. as of December 31, 1998 and 1997, and the related statements of operations, stockholders' equity, and cash flows for each of the years in the three-year period ended December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Gateway Technologies, Inc. as of December 31, 1998 and 1997, and the results of its operations and its cash flows for each of the years in the three-year period ended December 31, 1998 in conformity with generally accepted accounting principles.




                                                            KPMG LLP



Dallas, Texas

February 26, 1999

                           GATEWAY TECHNOLOGIES, INC.

                                 Balance Sheets

            (amounts in thousands, except share and per share data)

                                                                                      DECEMBER 31,
                                                                               -------------------------
                                    ASSETS                                        1998           1997
                                                                               ----------     ----------


Current assets:
    Cash                                                                       $      215            175
    Accounts receivable, net of allowance for doubtful accounts
       of $1,046 in 1998 and $996 in 1997 (note 5)                                  4,843          5,037
    Prepaid expenses                                                                  825            398
                                                                               ----------     ----------
               Total current assets                                                 5,883          5,610

Property and equipment, net (notes 3 and 5)                                         6,144          5,236
Intangible assets, net (note 4)                                                     4,068          1,616
Deferred tax assets (note 6)                                                          654            415
Investment                                                                             --            600
Other assets                                                                          702            795
                                                                               ----------     ----------

                                                                               $   17,451         14,272
                                                                               ==========     ==========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
    Accounts payable                                                           $    1,633          1,962
    Accrued liabilities                                                             1,361            652
    Federal income taxes payable                                                       --            319
    Advances on direct call processing (note 5)                                     2,531          2,212
    Current maturities on indebtedness (note 5)                                     1,419          1,204
    Notes payable to stockholders, current (notes 5 and 8)                          2,600             --
                                                                               ----------     ----------
               Total current liabilities                                            9,544          6,349

Indebtedness, net of current maturities (note 5)                                    1,600          1,612
Notes payable to stockholders, noncurrent (notes 5 and 8)                           2,200          2,200
Deferred tax liabilities (note 6)                                                     442            386
                                                                               ----------     ----------

                                                                                   13,786         10,547

Series A redeemable preferred stock, 6% cumulative, nonvoting, nonparticipating, $1 par value, 250,000 shares authorized, none and 29,996 shares issued and outstanding
    at December 30, 1998 and 1997, respectively (note 7)                               --            600

Stockholders' equity (note 9):
    Common stock, $1 par value, 1,000,000 shares authorized,
        735,504 and 705,861 issued and outstanding
        at December 31, 1998 and 1997, respectively                                   736            706
    Treasury Stock, 6,853  shares at December 31, 1998                                 (7)            --
    Paid-in capital                                                                 4,397          3,850
    Accumulated deficit                                                            (1,461)        (1,431)
                                                                               ----------     ----------

               Total stockholders' equity                                           3,665          3,125

Commitments (note 10)
                                                                               ==========     ==========
               Total liabilities and stockholders' equity                      $   17,451         14,272
                                                                               ==========     ==========


See accompanying notes to financial statements.

                           GATEWAY TECHNOLOGIES, INC.

                            Statements of Operations

            (amounts in thousands, except share and per share data)




                                                                       YEARS ENDED DECEMBER 31,
                                                           ----------------------------------------------
                                                               1998              1997            1996
                                                           ------------     ------------     ------------

Revenues:
    Direct call processing                                 $     20,220           17,656           14,383
    Telecommunication services                                    8,229            6,145            5,552
    Equipment sales                                               1,917            2,212              498
                                                           ------------     ------------     ------------

               Total revenues                                    30,366           26,013           20,433
                                                           ------------     ------------     ------------

Expenses:
    Operating expenses:
       Direct call processing                                    17,737           15,165           12,863
       Telecommunication services                                 1,094              784              726
       Cost of equipment sold                                       770            1,128              299
                                                           ------------     ------------     ------------

               Total operating expenses                          19,601           17,077           13,888
                                                           ------------     ------------     ------------

    Selling, general and administrative                           5,953            4,328            5,176
    Research and development                                      1,582              785              485
    Depreciation and amortization                                 1,924            1,411            1,282
                                                           ------------     ------------     ------------

               Total expenses                                    29,060           23,601           20,831
                                                           ------------     ------------     ------------

               Operating income (loss)                            1,306            2,412             (398)
                                                           ------------     ------------     ------------

Other income (expense):
    Interest expense                                               (513)            (440)            (403)
    Interest expense - related party (note 8)                      (276)            (220)            (160)
    Other, net                                                     (510)               9              199
                                                           ------------     ------------     ------------

               Total other income (expense)                      (1,299)            (651)            (364)
                                                           ------------     ------------     ------------

               Income (loss) before income taxes                      7            1,761             (762)

Income tax expense (benefit) (note 6)                                 2              607             (248)
                                                           ------------     ------------     ------------

               Net  income (loss)                                     5            1,154             (514)

Preferred stock dividends (note 7)                                    9               36               36
                                                           ------------     ------------     ------------

               Net income (loss) available
                 to common stockholders                    $         (4)           1,118             (550)
                                                           ============     ============     ============

Basic earnings (loss) per common share                     $      (0.01)            1.59            (0.83)
                                                           ============     ============     ============

Diluted earnings (loss) per common share                   $      (0.01)            1.48            (0.83)
                                                           ============     ============     ============

Weighted average common shares - basic                     $    730,564          703,383          665,579
                                                           ============     ============     ============

Weighted average common shares - diluted                   $    730,564          778,825          665,579
                                                           ============     ============     ============


See accompanying notes to financial statements.

                           GATEWAY TECHNOLOGIES, INC.

                       Statements of Stockholders' Equity

                  Years ended December 31, 1998, 1997 and 1996

                   (amounts in thousands, except share data)



                                                     COMMON STOCK                                                         TOTAL
                                               ------------------------     PAID-IN       ACCUMULATED    TREASURY    STOCKHOLDERS'
                                                 SHARES      PAR VALUE      CAPITAL        DEFICIT         STOCK         EQUITY
                                               ----------    ----------    ----------     -----------    ----------  -------------

Balances at December 31, 1995                     615,861           616         2,591         (1,999)            --          1,208

Issuance of common stock                           50,000            50           699             --             --            749

Net loss                                               --            --            --           (514)            --           (514)

Dividends paid to preferred stockholders               --            --            --            (36)            --            (36)
                                               ----------    ----------    ----------     ----------     ----------     ----------

Balances at December 31, 1996                     665,861           666         3,290         (2,549)            --          1,407

Issuance of common stock                           40,000            40           560             --             --            600

Net income                                             --            --            --          1,154             --          1,154

Dividends paid to preferred stockholders               --            --            --            (36)            --            (36)
                                               ----------    ----------    ----------     ----------     ----------     ----------

Balances at December 31, 1997                     705,861           706         3,850         (1,431)            --          3,125

Conversion of redeemable preferred stock
    (note 7)                                       29,643            30           563             --             --            593

Purchase of shares into treasury                       --            --           (91)           (26)            (7)          (124)

Stock compensation (note 9)                            --            --            75             --             --             75

Net income                                             --            --            --              5             --              5

Dividends paid to preferred stockholders               --            --            --             (9)            --             (9)
                                               ----------    ----------    ----------     ----------     ----------     ----------

Balances at December 31, 1998                     735,504    $      736         4,397         (1,461)            (7)         3,665
                                               ==========    ==========    ==========     ==========     ==========     ==========


See accompanying notes to financial statements.

                           GATEWAY TECHNOLOGIES, INC.

                            Statements of Cash Flows

                             (amounts in thousands)


                                                                                           YEARS ENDED
                                                                                           DECEMBER 31,
                                                                          ----------------------------------------------
                                                                              1998             1997             1996
                                                                          ------------     ------------     ------------

Cash flows from operating activities:
    Net income (loss)                                                     $          5            1,154             (514)
    Adjustments to reconcile net income (loss) to net
       cash provided by (used in) operating activities:
         Depreciation and amortization                                           1,924            1,411            1,282
         (Gain) loss on disposition of equipment                                   (83)               6               17
         Deferred revenue earned                                                    --             (822)            (337)
         Deferred income taxes                                                    (183)             168             (248)
         Noncash compensation expense                                               75               --               --
         Write-off of investment                                                   600               --               --
         Change in operating assets and liabilities:
            Accounts receivable                                                    194           (1,822)            (436)
            Prepaid expenses                                                      (427)            (206)              62
            Other assets                                                            93              (69)            (723)
            Federal income taxes payable                                          (319)             319               68
            Accounts payable                                                      (329)             142              264
            Accrued liabilities                                                    709              299              508
                                                                          ------------     ------------     ------------

               Net cash provided by (used in) operating activities               2,259              580              (57)
                                                                          ------------     ------------     ------------

Cash flows from investing activities:
    Acquisitions of intangible assets and contracts                             (2,679)            (175)          (1,406)
    Purchases of property and equipment                                         (2,445)          (1,700)          (1,436)
    Proceeds from disposals of property and equipment                              121               13               --
                                                                          ------------     ------------     ------------

               Net cash used in investing activities                            (5,003)          (1,862)          (2,842)
                                                                          ------------     ------------     ------------

Cash flows from financing activities:
    Net increase on advances on direct call processing                             319              502              249
    Proceeds from debt                                                           5,412            3,220            4,569
    Payments of debt                                                            (2,807)          (3,038)          (2,691)
    Issuance of common stock                                                        --              600              748
    Issuance of preferred stock                                                     --               --               --
    Treasury stock purchased                                                      (124)              --               --
    Redemption of redeemable preferred stock                                        (7)              --               --
    Dividends paid on preferred stock                                               (9)             (36)             (36)
                                                                          ------------     ------------     ------------

               Net cash provided by financing activities                         2,784            1,248            2,839
                                                                          ------------     ------------     ------------

Net increase (decrease) in cash                                                     40              (34)             (60)
Cash at beginning of period                                                        175              209              269
                                                                          ------------     ------------     ------------

Cash at end of period                                                     $        215              175              209
                                                                          ============     ============     ============

Supplemental schedule of noncash investing and financing
    activities - acquisition of equipment through capital lease           $        198              132               62
                                                                          ============     ============     ============

Supplemental disclosure of cash flow information:
    Cash paid during period for interest expense                          $        748              608              560
                                                                          ============     ============     ============

    Cash paid during period for income taxes                              $        622               95               35
                                                                          ============     ============     ============


See accompanying notes to financial statements.

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


(1)    GENERAL AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       (a)    NATURE OF BUSINESS

              Gateway Technologies, Inc. (the "Company") was incorporated in the state of Texas in 1988. The Company provides inmate telecommunication services and technology for use in correctional facilities throughout the United States. Through specialized on-site telecommunications hardware and software, the Company receives direct call processing revenue from billing collect calls made from correctional facilities. The Company also has contractual arrangements with long distance and local exchange carriers whereby it receives a fee per each billable call made from a phone subject to such a contract at correctional facilities. The Company also assembles and sells specialized telecommunications equipment comprised of hardware and software components to a local exchange carrier for use in correctional facilities.

              On February 10, 1999, the Company entered into a definitive agreement to merge with T-Netix, Inc., a public company listed on NASDAQ.

       (b)    REVENUES

              Revenues from direct call processing and telecommunications services are recognized when the service is provided. Revenues from equipment sales are recognized when the equipment is shipped to customers.

       (b)    ALLOWANCE FOR DOUBTFUL ACCOUNTS AND CREDIT RISK

              An allowance for doubtful accounts has been established based on historical experience and management's evaluation of outstanding accounts receivable at the end of the accounting period.

       (d)    PROPERTY AND EQUIPMENT

              Property and equipment are recorded at cost, including certain direct and indirect costs associated with the installation of telecommunications systems at correctional facilities, including equipment awaiting installation in such facilities. Depreciation and amortization on installed equipment which is ready for its intended use is calculated using the straight-line method over the estimated useful lives of the assets which are as follows:

          Leasehold improvements            Lesser of lease term or useful life
          Office equipment                                5-7 years
          Telecommunications equipment                      5 years


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996

              Expenditures for major renewals and betterments are capitalized; expenditures for maintenance and repairs are charged to expense as incurred. When equipment is retired, the related cost and accumulated depreciation are removed from the accounts and any gain or loss is reflected in income.

       (e)    INTANGIBLE ASSETS

              The excess of cost over the fair value of net identifiable tangible assets from acquisitions has been attributed to contract rights and is amortized using the straight-line method over an estimated useful life of 10 years.

              Patent acquisition costs are capitalized and amortized over the estimated useful life, which is principally 17 years.

              The Company continually evaluates the propriety of the carrying amount of intangible assets as well as the amortization period to determine whether current events or circumstances warrant adjustments to the carrying value and/or revised estimates of the useful life. This evaluation consists of the projection of undiscounted cash flows over the remaining amortization period. To the extent such projections indicate that the undiscounted cash flows are not expected to be adequate to recover the carrying amounts of intangible assets, such carrying amounts are written down by charges to expense. The amount of intangible asset impairment, if any, is measured based on projected discounted cash flows.

       (f)    INVESTMENT

              The Company used the cost method of accounting for its investment in the common stock of a third party as it did not have the ability to exercise significant influence over the entity. The Company held 528.205 shares, which represented a 16.9% interest in an unrelated telecommunications company. As a result of the investee's negative operating results, significant decrease in revenues and the loss of a key member of management during 1998, the Company wrote off the carrying value of its investment. This charge of $600,000 is included in other expense in the accompanying 1998 statement of operations.

       (g)    INCOME TAXES

              Deferred income taxes are recognized for the tax consequences in future years of differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable earnings. Valuation allowances are established when necessary to reduce deferred tax assets to the amount more likely than not to be realized. Income tax expense is the total of tax payable for the period and the change during the period in deferred tax assets and liabilities.


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


       (h)    EARNINGS (LOSS) PER COMMON SHARE

              Earnings (loss) per common share are presented in accordance with the provisions of Statement of Financial Accounting Standards No. 128, Earnings Per Share ("SFAS 128"). Under SFAS 128, basic earnings (loss) per share ("EPS") excludes dilution for potentially dilutive securities and is computed by dividing income or loss available to common shareholders by the weighted average number of common shares outstanding during the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock. Potentially dilutive securities are excluded from the computation of diluted earnings
              (loss) per share when their inclusion would be antidilutive. The computations of basic and diluted weighted average shares were as follows:

                                                                      YEAR ENDED DECEMBER 31,
                                                      --------------------------------------------------------
                                                            1998                1997                 1996
                                                      ----------------    ----------------    ----------------
              Numerator:
                  Net income (loss) available         $
                    to common stockholders                      (4,000)          1,118,000            (550,000)
                  Preferred stock dividends                         --              36,000                  --
                                                      ----------------    ----------------    ----------------
                  Numerator for diluted earnings
                    (loss) per share                  $         (4,000)          1,154,000            (550,000)
                                                      ================    ================    ================
              Denominator:
                Denominator for basic
                  earnings (loss) per share
                  weighted average shares
                  outstanding                                  730,564             703,383             665,579
                Effect of dilutive securities:
                  Employee stock options                            --              45,446                  --
                  Redeemable preferred stock                        --              29,996                  --
                                                      ----------------    ----------------    ----------------
                Denominator for dilutive
                  earnings (loss) per share
                  weighted average shares
                  outstanding                         $        730,564             778,825             665,579
                                                      ================    ================    ================

       (i)    USE OF ESTIMATES

              Management of the Company has made a number of estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


       (j)    IMPAIRMENT OF LONG-LIVED ASSETS AND LONG-LIVED ASSETS TO BE
              DISPOSED OF

              The Company adopted the provisions of SFAS No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of, on January 1, 1996. This Statement requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceed the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. Adoption of this Statement did not have a material impact on the Company's financial position, results of operations, or liquidity.

       (k)    STOCK OPTION PLAN

              Effective July 1, 1996, the Company implemented the 1996 Long-Term Incentive Plan which authorized the Board of Directors to grant options to employees. Prior to July 1, 1996, the Company had no outstanding options. During 1996, the Company adopted SFAS No. 123, Accounting for Stock-Based Compensation, which permits entities to recognize as expense over the vesting period the fair value of all stock-based awards on the date of grant. Alternatively, SFAS No. 123 also allows entities to continue to apply the provisions of Accounting Principles Board ("APB") Opinion No. 25, Accounting for Stock Issued to Employees, and provide pro forma net income disclosure for employee stock option grants made in 1995 and future years as if the fair-value-based method defined in SFAS No. 123 had been applied. The Company has elected to continue to apply the provisions of APB Opinion No. 25 and provide the pro forma disclosure provisions of SFAS No. 123.

       (l)    FAIR VALUE OF FINANCIAL INSTRUMENTS

              The carrying values of cash, accounts receivable, accounts payable and advances on direct call processing approximate fair value due to their short maturities. It was not practicable to estimate the fair value of the Company's investment representing 16.9% of the issued common stock of an untraded company as of December 31, 1997; that investment was carried at its original cost of $600,000 in the accompanying balance sheet. As of and for the year ended December 31, 1997, total assets reported by the untraded company were approximately $2,205,000 and the common stockholders' equity was $1,592,000, revenues were $6,317,000 and net income was $724,000. It is not practical to estimate the fair value of the redeemable preferred stock outstanding at December 31, 1997, which was issued in a private placement, as such stock is not traded in the open market and a market price is not readily available. See note 5 for fair value of debt instruments.


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


       (m)    COMPREHENSIVE INCOME

              In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, Reporting Comprehensive Income, which establishes standards for reporting and disclosure of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general purpose financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997 and requires reclassification of financial statements for earlier periods to be provided for comparative purposes. The Company adopted SFAS No. 130 on January 1, 1998, however no incremental disclosures are required as the Company does not have any elements of comprehensive income (loss) except for the net income
              (loss) reported in the statements of operations.


(2)    ACQUISITION

       In October 1998, the Company acquired certain contracts and assets of Consolidated Telecom, Inc. ("Consolidated") for cash consideration of approximately $2,753,000, including direct costs of the acquisition. This acquisition was funded with proceeds from stockholder notes payable (note 5). This acquisition was accounted for as a purchase, and accordingly, the purchase price was allocated to tangible and intangible assets based on fair market values at the date of acquisition. The purchase price is subject to adjustment one year from the date of acquisition based on the actual cash flows received by the Company directly as a result of the contracts acquired.

       In June 1996, the Company acquired certain contracts and assets of Business Telecommunications Systems, Inc. ("BTS") for cash consideration of approximately $1,461,000, including direct costs of the acquisition. This acquisition was funded with proceeds from a note payable (note 5). This acquisition was accounted for as a purchase, and accordingly, the purchase price was allocated to tangible and intangible assets based on fair market values at the date of acquisition. In conjunction with the acquisition, the Company issued a $100,000 note receivable to the sellers. The note, which bears interest at 10%, is due in monthly interest and quarterly principal installments, with the final payment due on July 1, 1999.

                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996



       Unaudited pro forma operating results as though the acquisition of Consolidated had occurred on January 1, 1997, with adjustments to give effect to amortization, interest expense and certain other adjustments is as follows:

                                            DECEMBER 31      DECEMBER 31,
                                                1998            1997
                                           -------------    -------------
                                                     unaudited

       Revenues                                   30,775           26,558
       Operating income                            1,347            2,467
       Net income (loss)                            (508)             766

       The pro forma information does not purport to represent what the Company's results of operations would have been had such transactions occurred on January 1, 1997, or to project the Company's results of operations for any future period.

(3)    PROPERTY AND EQUIPMENT

       Property and equipment consist of the following at December 31, 1998 and 1997:

                                                               1998             1997
                                                           ------------     ------------
                                                              (amounts in thousands)

       Equipment held awaiting installation                $        838            1,000
       Leasehold improvements                                        36               31
       Office and plant equipment                                 1,588            1,208
       Telecommunications equipment                               8,942            6,625
                                                           ------------     ------------

                                                                 11,404            8,864
       Accumulated depreciation and amortization                 (5,260)          (3,628)
                                                           ------------     ------------

                                                           $      6,144            5,236
                                                           ============     ============


                                                                     (Continued)
                                     F-11

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996

(4)    INTANGIBLE ASSETS

       Intangible assets consist of the following at December 31, 1998 and 1997:

                                                          1998              1997
                                                      ------------     ------------
                                                          (amounts in thousands)

          Patent                                      $        676              619
          Acquired contract rights                           4,013            1,391
                                                      ------------     ------------

                                                             4,689            2,010
          Less accumulated amortization                       (621)            (394)
                                                      ------------     ------------

                                                      $      4,068            1,616
                                                      ============     ============


(5)    INDEBTEDNESS AND ADVANCES

       Debt and advances consist of the following at December 31, 1998 and 1997:

                                                                    1998           1997
                                                                ------------    ------------
                                                                   (amounts in thousands)
              Advances:
                Advances on direct call processing (a)          $      2,531           2,212
                                                                ------------    ------------
              Debt:
                Notes payable to stockholders (b)                      4,800           2,200
                Notes payable to bank (c)                                625             775
                Bank lines of credit (d)                               2,169           1,795
                Equipment notes (e)                                       --              50
                Other                                                    225             196
                                                                ------------    ------------
                                                                       7,819           5,016


              Less:  current notes payable to stockholders             2,600              --
              Less:  current maturities on other debt                  1,419           1,204
                                                                ------------    ------------
                Total long-term debt                            $      3,800           3,812
                                                                ============    ============

       (a)    ADVANCES ON DIRECT CALL PROCESSING

              Advances on direct call processing consist of revolving advances with the Company's billing and collection company. The advances are collateralized with accounts receivable processed by the billing company, which are $4,399,000 and $4,195,000 as of December 31, 1998 and 1997, respectively. Advances are made to the Company when the receivable is determined and repaid


                                     F-12                           (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


              when the receivable is collected by the Company, including interest at the prime rate (7.75% at December 31, 1998) plus three percentage points.

       (b)    NOTES PAYABLE TO STOCKHOLDERS

              At December 31, 1998 and 1997, notes payable to seven stockholders in the amount of $4,800,000 and $2,200,000 are outstanding, respectively. The notes bear interest at 10% (payable quarterly) and are uncollateralized. Amounts borrowed to finance the acquisition of Consolidated of $2,600,000 are due July 15, 1999 with the remaining $2,200,000 due on April 15, 2001. The carrying value of these notes approximates fair value at December 31, 1998 and 1997 as such notes bear interest at the Company's current incremental borrowing rate for uncollateralized borrowings.

       (c)    NOTES PAYABLE TO BANK

              The Company entered into a note payable with a bank for $1,500,000 in June 1996 in conjunction with an acquisition (note
              2). In 1997, with the purchase of additional assets related to the 1996 acquisition, an additional $175,000 was borrowed from the bank. The note is collateralized by the acquired equipment and contracts and bears interest at 10.0%. The note is payable in monthly installments of principal and interest, with the final payment due on December 31, 1999. Amounts outstanding under this note payable were $375,000 and $775,000 at December 31, 1998 and 1997, respectively.

              The Company entered into a second a note payable with the same bank for $500,000 in June 1998 in conjunction with signing two new site contracts. The note is collateralized by contracts and bears interest at 10.0%. The note is payable in monthly installments of principal and interest, beginning August 1, 1998, with the final payment due on July 1, 1999. Amounts outstanding under this note payable were $250,000 at December 31, 1998.

              The carrying value of the notes payable to banks at December 31, 1998 and 1997 approximates fair value as amounts outstanding bear interest at rates similar to the Company's incremental borrowing rate for similar borrowings.

       (d)    BANK LINES OF CREDIT

              The Company has a line of credit with a bank providing for borrowings of up to $500,000. Borrowings outstanding bear interest at the bank's prime rate plus a margin of 1.5% (effective interest rate of 9.25% at December 31, 1998). Amounts outstanding under this facility are due on May 13, 1999. Borrowings outstanding under this credit facility, which are personally guaranteed by certain shareholders of the Company, were $226,000 and $123,000 at December 31, 1998 and 1997, respectively. The carrying value of borrowings outstanding under this line of


                                     F-13                           (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


              credit at December 31, 1998 and 1997 approximate fair value as amounts outstanding bear interest at current market rates.

              The Company has a second line of credit with a lender providing for borrowings of up to $2,432,000. Borrowings outstanding bear interest at the 30-day commercial paper rate plus 2.70% (effective interest rate of 7.80% at December 31, 1998). Availability of funds under the facility is reduced annually, with final payment of any borrowings outstanding on December 31, 2002. Borrowings outstanding under this agreement, which are collateralized by equipment, contracts and accounts receivable, were $1,889,000 and $1,672,000 at December 31, 1998 and 1997,
              respectively. The carrying value of borrowings outstanding under this line of credit at December 31, 1998 and 1997 approximate fair value as amounts outstanding bear interest at current market rates.

              During 1998, the Company entered into a third line of credit agreement with a lender providing for borrowings of up to $1,000,000. Borrowings outstanding bear interest at the 30-day commercial paper rate plus 2.70% (effective interest rate of 7.80% at December 31, 1998). Availability of funds under the facility is reduced monthly, with final payment of any borrowings outstanding on June 30, 2003. Borrowings outstanding under this agreement, which are collateralized by equipment, contracts and accounts receivable, were $54,000 at December 31, 1998. The carrying value of borrowings outstanding under this line of credit at December 31, 1998 approximates fair value as amounts outstanding bear interest at current market rates.

       (e)    EQUIPMENT NOTES

              The Company has entered into notes payable with a financing company to purchase telecommunications equipment. Notes payable of $50,000, bearing interest at 12% and due in monthly principal and interest installments of approximately $25,000, with final payment made on January 15, 1998, were outstanding at December 31, 1997. The notes were collateralized by the specific equipment that was financed. The fair value of the notes payable at December 31, 1997 approximates fair value due to the short maturity of the notes.

              As of December 31, 1998, principal payments due on all indebtedness, in future years were as follows (amounts in thousands):

              1999                                        $    4,019
              2000                                               536
              2001                                             2,736
              2002                                               461
              2003                                                67


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


(6)    INCOME TAXES

       Income tax expense (benefit) attributed to income (loss) before income taxes consists of the following:

                                 1998             1997             1996
                             ------------     ------------     ------------
                                         (amounts in thousands)

      Current                $        185              439               --
      Deferred                       (183)             168             (248)
                             ------------     ------------     ------------

                             $          2              607             (248)
                             ============     ============     ============

       Total income tax expense (benefit) differed from the amount computed by applying the U.S. federal statutory income tax rate of 34% to income
       (loss) before income taxes for the years ended December 31, 1998, 1997 and 1996 as a result of the following:

                                                          1998              1997            1996
                                                      ------------     ------------     ------------
                                                                  (amounts in thousands)

      Computed "expected" tax expense (benefit)       $          2              599             (259)
      Nondeductible expenses                                     8               11               11
      Revision of prior year estimate                           --               --               --
      Other, net                                                (8)              (3)              --
                                                      ------------     ------------     ------------

                                                      $          2              607             (248)
                                                      ============     ============     ============


                                                                     (Continued)
                                     F-15

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


       The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities at December 31, 1998 and 1997 are presented below:

                                                          1998              1997
                                                      ------------     ------------
                                                         (amounts in thousands)
      Deferred tax assets:
          Allowance for doubtful accounts                      355              279
          Goodwill - difference in amortization                 18               17
          Accrued compensation                                  17               13
          Investment - difference in basis                     211               --
          Other                                                 53              106
                                                      ------------     ------------

              Total deferred tax assets                        654              415
                                                      ------------     ------------

      Deferred tax liability -
          Property and equipment, primarily
            resulting from difference in
            depreciation                                      (442)            (386)
                                                      ------------     ------------

              Net deferred tax asset                  $        212               29
                                                      ============     ============

       Deferred tax assets and liabilities are computed by applying the U.S. federal income tax rate in effect to the gross amounts of temporary differences and other tax attributes, such as net operating loss carryforwards.

       In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. The Company expects the deferred tax assets at December 31, 1998 to be realized as a result of the reversal during the carryforward period of existing taxable temporary differences giving rise to deferred tax liabilities and the generation of taxable income in the carryforward period.


(7)    REDEEMABLE PREFERRED STOCK

       During 1995, the Company issued 29,996 shares of Series A Convertible Preferred Stock, par value $1, to existing common stockholders of record as of January 15, 1995. The preferred stock was nonvoting with dividend and liquidation preference over common stock. Cumulative dividends of 6% on the $20 purchase price of the preferred stock were paid quarterly beginning May 31, 1995.


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


       Under the terms of the preferred stock designation, on March 1, 1998, the preferred stockholders could elect to require the Company to redeem the preferred stock at the stated value of $20 plus unpaid dividends. Any preferred stock not redeemed at March 1, 1998 was to be automatically converted into shares of the Company's common stock on a one share for one share basis. On March 1, 1998, 353 shares of Series A Preferred were redeemed at their purchase price of $20 per share and 29,643 shares were converted to common stock on a one share for one share basis, at the election of the Series A Preferred stockholders.


(8)    RELATED PARTY TRANSACTIONS

       (a)    NOTES PAYABLE TO STOCKHOLDERS

              Various stockholders or their companies made loans to the Company during the year for operations. Below is a summarization of these transactions (note 5).

                                           1998            1997
                                       ------------    ------------
                                           (amounts in thousands)

           Beginning balance           $      2,200           2,200
           Payments                              --              --
           Advances                           2,600              --
                                       ------------    ------------

           Ending balance              $      4,800           2,200
                                       ============    ============

              Interest paid to shareholders or their companies during the years ended December 31, 1998, 1997 and 1996 was $276,000, $220,000 and
              $160,000, respectively.

       (b)    ASSIGNMENT AND ROYALTY AGREEMENT

              Telequip Technology Development Partners ("TTDP"), a partnership in which the Company, through its stockholders, had a related interest, had assigned to the Company its rights and interests in all agreements with Telequip Labs, Inc. In exchange for this assignment, the Company pays a one and one half percent royalty on all revenues generated from operations of the Company excluding interest, dividends and capital gains. Effective January 1, 1995, TTDP had dissolved and the royalty was paid to the former partners on an individual basis. The Company paid the former TTDP partners $448,000, $385,000, $315,000 for the years ended December 31, 1998, 1997 and 1996, respectively. These royalty payments are included in operating expenses in the accompanying statements of operations.


                                                                     (Continued)
                                     F-17

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996


(9)    STOCK OPTIONS

       The Company has established the 1996 Long-Term Incentive Plan (the "Plan") which provides for the issuance of stock options to officers and other key employees of the Company. The Plan makes available 86,000 shares of common stock for issuance. Options issued under the Plan have varying vesting periods as provided in separate stock option agreements and carry an expiration date of ten years subsequent to the date of issuance. In July 1996, 59,130 options were issued with an exercise price of $8.10, which approximated the market price at date of grant. No options were granted in 1997. In 1998, 3,784 options were issued with an exercise price of $8.10, with an estimated market price of $28.00 on the date of grant. The Company recorded compensation expense in the amount of $75,000 related to the issuance of these options in 1998. Additionally, 5,657 of the options granted in 1996 were forfeited during 1998. No options have been exercised as of December 31, 1998. The weighted average fair value of options granted during 1998 and 1996 were $10.00 and $2.10, respectively.

       The Company applies APB Opinion No. 25 in accounting for its Plan and, accordingly, no compensation cost has been recognized in the accompanying financial statements for the stock options issued in 1996. As noted above, compensation expense of $75,000 was recorded for options granted in 1998 with exercise prices below estimated fair market value of the underlying common stock. If the Company had determined compensation cost based on the fair value at the grant date for these stock options under SFAS No. 123, the Company's net income (loss) would have been changed to the pro forma amounts indicated below:

                                                     1998             1997            1996
                                                 ------------     ------------    ------------

 Net income (loss) (in thousands):
      As reported                                $          5            1,154            (514)
      Pro forma                                  $         35            1,123            (545)
 Basic earnings (loss) per common share:
      As reported                                $      (0.01)            1.59           (0.83)
      Pro forma                                  $       0.04             1.55           (0.87)
 Diluted earnings (loss) per common share:
      As reported                                $      (0.01)            1.48           (0.83)
      Pro forma                                  $       0.03             1.44           (0.87)

       The fair value of the option grant is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted average assumptions used for grants: dividend yield of 0% for all years; expected volatility of 0%; risk-free interest rate of 6.0% and expected life of five years.

       Of the 57,257 options outstanding at December 31, 1998, 27,861 are vested. The unvested options will automatically vest in full if there is a change in control of the Company, including upon the successful merger with T-Netix, Inc.


                                                                     (Continued)

                           GATEWAY TECHNOLOGIES, INC.

                         Notes to Financial Statements

                        December 31, 1998, 1997 and 1996

(10)   COMMITMENTS

       The Company leases certain office equipment under noncancellable capital leases expiring in 1998 through 2000. Capitalized costs of the equipment under capital leases was not significant at December 31, 1997 and 1996 and the related indebtedness is included in indebtedness in the accompanying balance sheet (note 5).

       The Company has entered into an operating lease which expires September 30, 2002 for office space at $19,000 a month. The rent expense was $213,000, $162,000, $160,000 for the years ended December 31, 1998, 1997 and 1996, respectively. At December 31, 1998, future minimum lease payments were as follows (amounts in thousands):

                  Year ended December 31:
                       1999                          $          225
                       2000                                     235
                       2001                                     235
                       2002                                     176

       The Company has entered into certain binding agreements with two vendors to purchase additional inventory items at a fixed price in the aggregate amount of $156,000. All current inventory purchase commitments are expected to be fulfilled by December 31, 1999.

                                   APPENDIX A




                          AGREEMENT AND PLAN OF MERGER

                                  by and among

                                 T-NETIX, INC.,
                             A COLORADO CORPORATION,

                                       and

                           T-NETIX ACQUISITION CORP.,
                             A COLORADO CORPORATION

                           GATEWAY TECHNOLOGIES, INC.,
                              A TEXAS CORPORATION,

                              CERTAIN SHAREHOLDERS
                                OF T-NETIX, INC.

                                       and

                              CERTAIN SHAREHOLDERS
                          OF GATEWAY TECHNOLOGIES, INC.



February 10, 1999

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----
ARTICLE 1
MERGER............................................................................................................1
         1.1      PLAN OF MERGER..................................................................................1
         1.2      MERGER CONSIDERATION............................................................................2
         1.3      NO FURTHER RIGHTS OF TRANSFER...................................................................3
         1.4      SURVIVING CORPORATION...........................................................................4
         1.5      THE CLOSING.....................................................................................4
         1.6      T-NETIX STOCK...................................................................................5
         1.7      DISSENTING GATEWAY SHAREHOLDERS.................................................................6

ARTICLE 2
REPRESENTATIONS AND WARRANTIES OF T-NETIX.........................................................................6
         2.1      ORGANIZATION, STANDING, CORPORATE AUTHORIZATION, AND ENFORCEABILITY.............................6
         2.2      CAPITALIZATION..................................................................................7
         2.3      ARTICLES OF INCORPORATION AND BYLAWS; CERTAIN RECORDS...........................................8
         2.4      COMPLIANCE WITH OTHER INSTRUMENTS AND LAWS......................................................8
         2.5      GOVERNMENTAL AUTHORIZATIONS; CONSENTS...........................................................8
         2.6      LITIGATION......................................................................................9
         2.7      FINANCIAL STATEMENTS; CONDUCT OF T-NETIX BUSINESS;
                  NO UNDISCLOSED LIABILITIES......................................................................9
         2.8      ABSENCE OF CERTAIN CHANGES OR EVENTS............................................................9
         2.9      TITLE TO PROPERTY, ABSENCE OF LIENS AND ENCUMBRANCES...........................................11
         2.10     FULL AUTHORITY; COMPLIANCE WITH LAWS...........................................................12
         2.11     T-NETIX BENEFIT PLANS..........................................................................12
         2.12     CLAIMS.........................................................................................14
         2.13     TAXES..........................................................................................15
         2.14     ENVIRONMENTAL QUALITY..........................................................................16
         2.15     INTELLECTUAL PROPERTY..........................................................................18
         2.16     LABOR MATTERS..................................................................................18
         2.17     BROKERS AND FINDERS............................................................................19
         2.18     T-NETIX'S KNOWLEDGE............................................................................19
         2.19     YEAR 2000 COMPLIANCE...........................................................................19
         2.20     CUSTOMERS AND VENDORS..........................................................................19
         2.21     ACCURACY.......................................................................................20

ARTICLE 3
REPRESENTATIONS AND WARRANTIES OF GATEWAY........................................................................20
         3.1      ORGANIZATION, STANDING, CORPORATE AUTHORIZATION, AND ENFORCEABILITY............................20
         3.2      CAPITALIZATION.................................................................................21
         3.3      ARTICLES OF INCORPORATION AND BYLAWS; CERTAIN RECORDS..........................................21


         3.4      COMPLIANCE WITH OTHER INSTRUMENTS AND LAWS.....................................................22
         3.5      GOVERNMENTAL AUTHORIZATIONS; CONSENTS..........................................................22
         3.6      LITIGATION.....................................................................................22
         3.7      FINANCIAL STATEMENTS; CONDUCT OF GATEWAY BUSINESS;
                  NO UNDISCLOSED LIABILITIES.....................................................................22
         3.8      ABSENCE OF CERTAIN CHANGES OR EVENTS...........................................................23
         3.9      TITLE TO PROPERTY, ABSENCE OF LIENS AND ENCUMBRANCES...........................................24
         3.10     FULL AUTHORITY; COMPLIANCE WITH LAWS...........................................................25
         3.11     BENEFIT PLANS..................................................................................25
         3.12     CLAIMS.........................................................................................27
         3.13     TAXES..........................................................................................27
         3.14     CONTRACTS......................................................................................29
         3.15     ENVIRONMENTAL QUALITY..........................................................................31
         3.16     INTELLECTUAL PROPERTY..........................................................................32
         3.17     RELATED PARTY TRANSACTIONS.....................................................................32
         3.18     LABOR MATTERS..................................................................................32
         3.19     CUSTOMERS AND VENDORS..........................................................................33
         3.20     OTHER DISCLOSURES..............................................................................33
         3.21     PARACHUTE PAYMENTS.............................................................................34
         3.22     BROKERS AND FINDERS............................................................................34
         3.23     GATEWAY'S KNOWLEDGE............................................................................34
         3.24     YEAR 2000 COMPLIANCE...........................................................................34
         3.25     RIGHT OF FIRST REFUSAL.........................................................................34
         3.26     TERMINATION OF EXISTING AGREEMENT..............................................................34
         3.27     ACCURACY.......................................................................................34

ARTICLE 4
ADDITIONAL REPRESENTATIONS AND WARRANTIES OF GATEWAY,
GATEWAY SHAREHOLDER SIGNATORIES AND GATEWAY SHAREHOLDERS.........................................................35
         4.1      OWNERSHIP OF SHARES............................................................................35
         4.2      INVESTMENT REPRESENTATIONS.....................................................................35

ARTICLE 5
COVENANTS OF GATEWAY.............................................................................................35
         5.1      CONDUCT OF BUSINESS............................................................................35
         5.2      CONFIDENTIALITY................................................................................37
         5.3      ACCESS.........................................................................................37
         5.4      NO SALE OR TRANSFER OF SHARES..................................................................38
         5.5      NO SHOPPING....................................................................................38
         5.6      FILINGS AND CONSENTS...........................................................................38
         5.7      UPDATED GATEWAY DISCLOSURE LETTER..............................................................38
         5.8      MAXIMUM INDEBTEDNESS...........................................................................39
         5.9      POOLING AND TAX-FREE REORGANIZATION TREATMENT..................................................39

         5.10     PROXY MATERIALS................................................................................39

ARTICLE 6
COVENANTS OF T-NETIX.............................................................................................39
         6.1      CONDUCT OF BUSINESS............................................................................39
         6.2      CONFIDENTIALITY................................................................................41
         6.3      ACCESS.........................................................................................41
         6.4      NO SHOPPING....................................................................................41
         6.5      FILINGS AND CONSENTS...........................................................................42
         6.6      UPDATED T-NETIX DISCLOSURE LETTER..............................................................42
         6.7      POOLING AND TAX-FREE REORGANIZATION TREATMENT..................................................42
         6.8      PROXY MATERIALS................................................................................42

ARTICLE 7
COVENANTS OF ALL PARTIES.........................................................................................43
         7.1      COMMERCIALLY REASONABLE EFFORTS; FURTHER ASSURANCES............................................43
         7.2      CERTAIN FILINGS, ETC...........................................................................43
         7.3      PUBLIC ANNOUNCEMENTS...........................................................................43
         7.4      HART-SCOTT-RODINO FILING.......................................................................43
         7.5      AFFILIATES.....................................................................................43

ARTICLE 8
CONDITIONS TO CLOSING............................................................................................44
         8.1      CONDITIONS FOR THE BENEFIT OF T-NETIX..........................................................44
         8.2      CONDITIONS FOR THE BENEFIT OF GATEWAY..........................................................46

ARTICLE 9
POST-CLOSING COVENANTS...........................................................................................48
         9.1      ADDITIONAL FUNDING.............................................................................48
         9.2      SERVICE CREDIT.................................................................................48
         9.3      BOARD OF DIRECTORS.............................................................................48

ARTICLE 10
TERMINATION OF AGREEMENT.........................................................................................48
         10.1     RIGHT TO TERMINATE AGREEMENT...................................................................48
         10.2     EFFECT OF TERMINATION..........................................................................49
         10.3     DAMAGES........................................................................................49

ARTICLE 11
CERTAIN REMEDIES AND LIMITATIONS.................................................................................50
         11.1     SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS..........................................50
         11.2     INDEMNIFICATION BY T-NETIX.....................................................................50
         11.3     LIMITATIONS ON LIABILITY OF T-NETIX............................................................51

         11.4     INDEMNIFICATION BY GATEWAY SHAREHOLDERS........................................................51
         11.5     LIMITATIONS ON LIABILITIES OF GATEWAY SHAREHOLDERS.............................................52
         11.6     INDEMNIFICATION CLAIMS.........................................................................52
         11.7     DEFENSE OF THIRD-PARTY ACTIONS.................................................................53
         11.8     SUBROGATION....................................................................................55
         11.9     EXCLUSIVITY....................................................................................55
         11.10    RETENTION OF RECORDS...........................................................................55

ARTICLE 12
MISCELLANEOUS....................................................................................................55
         12.1     MATERIALITY....................................................................................55
         12.2     NOTICES; ETC...................................................................................56
         12.3     ASSIGNMENT.....................................................................................57
         12.4     ENTIRE AGREEMENT; AMENDMENT; GOVERNING LAW; ETC................................................57
         12.5     COUNTERPARTS...................................................................................57
         12.6     THIRD-PARTY RIGHTS.............................................................................57
         12.7     RECITALS AND EXHIBITS..........................................................................57
         12.8     PRONOUNS.......................................................................................57
         12.9     AUTHORITY AND EXECUTION........................................................................58
         12.10    SEVERABILITY...................................................................................58
         12.11    TIME OF ESSENCE................................................................................58
         12.12    INTERPRETATION.................................................................................58

EXHIBITS

A-1      Articles of Merger (Colorado)
A-2      Articles of Merger (Texas)
B        Rule 145 Letter
D-1      Employment Agreement of Richard E. Cree
E        Non-competition Agreements of G. B. Cree Jr., W. P. Buckthal, Irvin Wall and
                  James B. Franklin
F        Investor Representation Letter
G        Opinion of Rothgerber Johnson & Lyons LLP

                             INDEX OF DEFINED TERMS


Terms                                                                                                          Page
-----                                                                                                          ----
Affiliate .......................................................................................................13
Agreement ........................................................................................................1
Annual Financial Statements......................................................................................22
Benefit Plan ....................................................................................................26
Business .........................................................................................................1
CERCLA ..........................................................................................................16
Certificate ......................................................................................................3
Claim Notice ....................................................................................................53
Claimants .......................................................................................................53
Claims ...........................................................................................................9
Closing ..........................................................................................................4
Closing Date .....................................................................................................4
COBRA ...........................................................................................................14
Code .............................................................................................................1
Colorado Corporation Act..........................................................................................2
Confidential Information.........................................................................................41
Disqualified Individuals.........................................................................................34
Dissenters' Rights................................................................................................6
Dissenting Shareholders...........................................................................................6
Effective Time ...................................................................................................2
Employment Agreements............................................................................................45
Environmental Laws...............................................................................................16
ERISA ...........................................................................................................12
Financial Statements.............................................................................................22
Gateway ..........................................................................................................1
Gateway Associates...............................................................................................37
Gateway Change of Control........................................................................................38
Gateway Confidential Information.................................................................................41
Gateway Disclosure Letter........................................................................................20
Gateway Equity Rights............................................................................................21
Gateway Holdback Shares...........................................................................................4
Gateway Intellectual Property....................................................................................32
Gateway Options ..................................................................................................3
Gateway Related Agreements.......................................................................................20
Gateway Shareholder Indemnified Obligation.......................................................................51
Gateway Shareholder Signatories...................................................................................1
Gateway Shareholders..............................................................................................1
Gateway Shareholders' Representative..............................................................................5
Gateway Stock ....................................................................................................2
Gateway Title Notice.............................................................................................25

Hazardous Materials..............................................................................................16
HSR Act .........................................................................................................43
Indebtedness ....................................................................................................39
Indemnification Claim............................................................................................53
Indemnified Parties..............................................................................................53
Indemnifying Parties.............................................................................................53
Initial Consideration.............................................................................................4
Interim Financial Statements.....................................................................................22
Leased Property .................................................................................................25
Legal Requirement ................................................................................................8
Losses ..........................................................................................................50
Material Adverse Effect..........................................................................................55
Material Contracts...............................................................................................29
Merger ...........................................................................................................1
Merger Consideration..............................................................................................2
Multiemployer Plan...............................................................................................13
Non-Competition Agreements.......................................................................................45
PBGC ............................................................................................................13
Pension Plan ....................................................................................................13
Permits .........................................................................................................12
Permitted Liens .................................................................................................11
Person ...........................................................................................................5
Pro Rata Share ...................................................................................................2
Property ........................................................................................................31
RCRA ............................................................................................................16
Real Property ...................................................................................................24
Related Parties .................................................................................................32
SEC ..............................................................................................................1
SEC Filings ......................................................................................................9
Securities Act ..................................................................................................35
Shareholder Indemnified Obligation...............................................................................52
Shareholder Indemnified Parties..................................................................................50
Surviving Corporation.............................................................................................2
T-NETIX ..........................................................................................................1
T-NETIX Associates...............................................................................................41
T-NETIX Benefit Plan.............................................................................................12
T-NETIX Change of Control........................................................................................42
T-NETIX Confidential Information.................................................................................37
T-NETIX Disclosure Letter.........................................................................................6
T-NETIX Equity Rights.............................................................................................8
T-NETIX Indemnified Parties......................................................................................51
T-NETIX Intellectual Property....................................................................................18
T-NETIX Leased Property..........................................................................................11
T-NETIX Options ..................................................................................................3

T-NETIX Real Property............................................................................................11
T-NETIX Related Agreements........................................................................................7
T-NETIX Reserve Shares............................................................................................4
T-NETIX Shareholder Signatories...................................................................................1
T-NETIX Shareholders..............................................................................................2
T-NETIX Stock ....................................................................................................2
T-NETIX Title Notice.............................................................................................11
TAC ..............................................................................................................1
TAC Stock ........................................................................................................2
Tax .............................................................................................................15
Tax Opinion .....................................................................................................45
Tax Returns .....................................................................................................15
Taxes ...........................................................................................................15
Texas Corporation Act.............................................................................................1
TTDP Royalty Agreement............................................................................................3
TTDP Royalty Owners...............................................................................................3
Updated Gateway Disclosure Letter................................................................................39
Updated T-NETIX Disclosure Letter................................................................................42
Year 2000 Compliant..............................................................................................19

Index of Defined Terms in Exhibits
----------------------------------
Acquisition                                            Exhibit B
Accredited Investor                                    Exhibit F
Acquisition Documents                                  Exhibit C
Competition                                            Exhibit E
Competitive Operation                                  Exhibit E
Customer                                               Exhibit E
Non-Competition Period                                 Exhibit E
Restricted Area                                        Exhibit E
Sophisticated Investor                                 Exhibit F
T-NETIX Entities                                       Exhibit E

               AGREEMENT AND PLAN OF MERGER OF T-NETIX AND GATEWAY


         THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of February 10, 1999, by and among T-NETIX, INC., a Colorado corporation ("T-NETIX"), T-NETIX ACQUISITION CORP. ("TAC"), a Colorado corporation and a wholly owned subsidiary of T-NETIX, and GATEWAY TECHNOLOGIES, INC., a Texas corporation ("Gateway"), and those shareholders of T-NETIX (the "T-NETIX Shareholder Signatories") and Gateway (the "Gateway Shareholder Signatories") who have executed this Agreement for the purpose of those agreements contained in Section 1.1(a) or (b) as applicable.


                                   WITNESSETH:

         WHEREAS, the Boards of Directors of Gateway, T-NETIX and TAC have determined that it is in the best interests of Gateway, T-NETIX and their respective shareholders for TAC to be merged with and into Gateway (the "Merger") upon and subject to the terms, conditions, representations and warranties set forth herein.

         WHEREAS, Gateway is in the business of providing inmate calling equipment and services (the "Business").

         WHEREAS, the Parties intend the Merger to be a "pooling of interests" for accounting purposes and a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

         NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties made herein and of the mutual benefits to be derived herefrom, Gateway and T-NETIX agree as follows:


                                    ARTICLE 1
                                     MERGER

         1.1 PLAN OF MERGER. Subject to the terms and conditions of this Agreement, including the receipt of all requisite shareholder approvals, the Merger will be carried out in the following manner:

                  (a) As soon as practicable after the joint proxy statement/offering memorandum referred to in Section 6.8 hereof has been completed and filed with the Securities and Exchange Commission (the "SEC"), and all applicable waiting periods have expired, Gateway shall duly call, notice and hold a meeting of its shareholders (the "Gateway Shareholders") to approve the Merger under the Texas Business Corporation Act, as amended (the "Texas Corporation Act"). The Gateway Shareholder Signatories agree to vote for approval of the Merger at such meeting.

                  (b) As soon as practicable after the T-NETIX joint proxy statement/offering memorandum referred to in Section 6.8 hereof has been completed and filed with the SEC and all applicable waiting periods have expired, T-NETIX shall duly call, notice and hold a meeting of its shareholders (the "T-NETIX Shareholders") to approve the Merger under the Colorado Business Corporation Act, as amended (the "Colorado Corporation Act"). The T-NETIX Shareholder Signatories agree to vote for approval of the Merger at such meeting.

                  (c) At the Effective Time (as defined in Section 1.1(d)), TAC shall merge with and into Gateway, the separate existence of TAC shall cease and Gateway shall continue as the surviving corporation (Gateway, in its capacity as the corporation surviving the Merger, is hereinafter sometimes referred to as the "Surviving Corporation").

                  (d) Subject to the provisions of this Agreement, Articles of Merger substantially in the forms of Exhibits A-1 and A-2 shall be duly executed and, on the Closing Date (as defined in Section 1.5 hereof) filed, respectively, with the Texas Secretary of State in accordance with the Texas Corporation Act and the Colorado Secretary of State in accordance with the Colorado Corporation Act. The Merger shall become effective upon the filing of the Articles of Merger (the "Effective Time").

                  (e) At the Effective Time, each share of common stock of Gateway, par value $1.00 per share (the "Gateway Stock") shall be converted into the right to receive the Merger Consideration (as defined in Section 1.2). In addition, each Certificate (as defined in Section 1.3 below) shall represent the right to receive the Merger Consideration multiplied by the number of shares of Gateway Stock formerly represented by such Certificate.

                  (f) At the Effective Time, each share of common stock of TAC, no par value (the "TAC Stock"), shall be converted into the right to receive one
(1) share of Gateway Stock.

         1.2      MERGER CONSIDERATION.

                  (a) The "Merger Consideration" shall consist of 5.0375 shares of the common stock of T-NETIX, $0.01 stated value per share (the "T-NETIX Stock") for each one (1) share of Gateway Stock outstanding at the Effective Time (other than shares held by Dissenting Gateway Shareholders, as defined in Section 1.7 hereof). Fractional shares shall not be issued, and in lieu thereof T-NETIX shall pay cash in an amount equal to the average closing price of T-NETIX Stock for the five trading days immediately prior to the Closing Date, times the applicable fraction of a share. The number of shares of Gateway Stock that will be owned by each Gateway Shareholder immediately before the Effective Time is set forth in the Gateway Disclosure Letter (as defined in Article 3 hereof), and each Gateway Shareholder's proportion of ownership of the total number of shares of Gateway Stock outstanding immediately before the Effective Time (and not held by Dissenting Gateway Shareholders) shall be referred to herein as such Gateway Shareholder's "Pro Rata Share."

                  (b) All outstanding options to purchase Gateway Stock (the "Gateway Options") shall be exchanged for options to purchase T-NETIX Stock (the "T-NETIX Options") to be issued pursuant to T-NETIX's Non-Qualified Stock Option Plan. For each one (1) share of Gateway Stock underlying a Gateway Option, there shall be 5.0375 shares of T-NETIX Stock underlying the T-NETIX Option exchanged therefor. In addition, the exercise price for each T-NETIX Option shall be equal to the exercise price for the Gateway Option exchanged therefor divided by
5.0375. Each T-NETIX Option shall have the same vesting schedule as the Gateway Option exchanged therefor and shall in all other material respects have the same terms as the Gateway option exchanged therefor. Any T-NETIX Option that is exchanged for a Gateway Option that is fully vested immediately prior to the Effective Time, whether or not due to acceleration of such vesting, shall be fully vested from and after the Effective Time. T-NETIX shall register the T-NETIX Options on Form S-8 no later than six months after the Effective Time.

                  (c) In exchange for termination of that certain dated royalty agreement dated October 5, 1989 (the "TTDP Royalty Agreement") between Gateway and certain other parties thereto (the "TTDP Royalty Owners"), and in addition to the consideration stated in paragraphs (a) and (b) of this Section 1.2, T-NETIX shall issue to the TTDP Royalty Owners (pro rata in accordance with their respective royalty interests) a total of 375,339 shares of T-NETIX Stock. The Gateway Disclosure Letter shall reflect the shares of T-NETIX Stock to be issued under this paragraph (c) of Section 1.2, and the recipients thereof.

                  (d) In the event that Gateway's Indebtedness (as defined in Section 5.8 hereof) exceeds the maximum amount permitted by that section, the Merger Consideration shall be reduced by that number of shares of T-NETIX Stock equal to the excess of Gateway's Indebtedness over the maximum Indebtedness allowed pursuant to Section 5.8 hereof, divided by the average closing price of T-NETIX Stock for the five trading days immediately prior to the date hereof, divided by the number of shares of Gateway Stock outstanding immediately before the Effective Time (other than shares held by Dissenting Gateway Shareholders). The number of shares of T-NETIX Stock underlying T-NETIX Options exchanged for Gateway Options pursuant to Section 1.2(b) hereof shall be equally reduced, and the exercise price of such T-NETIX Options shall be equally increased.

         1.3 NO FURTHER RIGHTS OF TRANSFER. At and after the Effective Time, each holder of a certificate formerly representing one or more shares of Gateway Stock (a "Certificate") shall cease to have any rights as a shareholder of Gateway, except for the right to surrender such Certificate in exchange for the Merger Consideration deliverable in respect thereof, and no transfer of shares of Gateway Stock shall be made on the stock transfer books of Gateway. Certificates presented to the Surviving Corporation after the Effective Time shall be canceled and exchanged for the Merger Consideration as provided in this
Article 1. At the close of business on the day of the Effective Time, the stock ledger of Gateway with respect to the shares of Gateway Stock shall be closed.

         1.4 SURVIVING CORPORATION. The Articles of Incorporation and Bylaws of Gateway, as in effect immediately prior to the Effective Time, shall be the Articles of Incorporation and Bylaws of the Surviving Corporation. At the Effective Time, the directors of TAC immediately prior to the Effective Time shall be the directors of the Surviving Corporation, each to hold office, subject to the applicable provisions of the Articles of Incorporation and Bylaws of the Surviving Corporation, until the next annual shareholders' meeting of the Surviving Corporation and until their respective successors shall be duly elected or appointed and qualified. At the Effective Time, the officers of Gateway immediately prior to the Effective Time shall be the officers of the Surviving Corporation, each to hold office in accordance with the terms of his or her employment (which, unless otherwise stated in writing, shall be employment-at-will).

         1.5 THE CLOSING. The closing of the transactions contemplated by this
Article 1 (the "Closing") shall be held at the offices of Rothgerber Johnson & Lyons LLP in Denver, Colorado, at 9:00 a.m. (local time) on March 31, 1999, or at such other place, time and date as may be jointly designated by T-NETIX and Gateway (the date on which the Closing takes place, the "Closing Date"). At or before the Closing, each of the following shall occur:

                  (a) At the Closing, from each Gateway Shareholder's Merger Consideration according to such Gateway Shareholder's Pro Rata Share, T-NETIX shall deduct and hold back shares of T-NETIX Stock which represent five percent (5%) of the aggregate Merger Consideration (such shares being referred to herein as the "Gateway Holdback Shares"). T-NETIX shall also reserve and set aside additional shares of T-NETIX Stock equal in number to the Gateway Holdback Shares (such shares being referred to herein as the "T-NETIX Reserve Shares"). T-NETIX shall reserve and set aside the Gateway Holdback Shares and the T-NETIX Reserve Shares exclusively for issuance pursuant to this Section 1.5 and to
Article 11 hereof.

                  (b) The shares of T-NETIX Stock comprising the Merger Consideration remaining after the holdback provided for in Section 1.5(a) shall be the "Initial Consideration." At the Closing, each Gateway Shareholder shall surrender for cancellation all Certificates held by such Gateway Shareholder, duly endorsed in blank or accompanied by such transmittal letters as T-NETIX may reasonably require. As soon as reasonably practicable but in no event later than ten (10) days following the date upon which the materials described in the preceding sentence have been deliver to T-NETIX, T-NETIX shall issue and deliver to each Gateway Shareholder such Gateway Shareholder's Pro Rata Share of the shares of the T-NETIX Stock comprising the Initial Consideration.

                  (c) If the Merger Consideration (or any portion thereof) is to be delivered to a Person other than the Gateway Shareholder in whose name the Certificates surrendered in exchange therefor are registered, it shall be a condition to the issuance and delivery of the shares of T-NETIX Stock comprising the Merger Consideration that the Certificates so surrendered shall be properly endorsed or accompanied by appropriate stock powers and otherwise in proper form for transfer, that such transfer otherwise be proper and that the Gateway Shareholder requesting such transfer pay to T-NETIX any transfer or other taxes payable by reason of the foregoing or establish to the satisfaction of T-NETIX that such taxes have been paid or are not required to be paid.

                  For purposes of this Agreement, "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, a group and a government or other department or agency thereof.

                  (d) In the event any Certificate shall have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Gateway Shareholder claiming such Certificate to be lost, stolen or destroyed, and upon such Gateway Shareholder's agreement to indemnify the Surviving Corporation against any claim that may be made against the Surviving Corporation with respect to the Certificate claimed to have been lost, stolen or destroyed, or, if reasonably required by T-NETIX, upon such Gateway Shareholder's obtaining a lost instrument bond in form and amount satisfactory to T-NETIX, T-NETIX will issue in exchange for such lost, stolen or destroyed Certificate a duplicate certificate for the shares of T-NETIX Stock representing the Merger Consideration deliverable in respect thereof as determined in accordance with this Article 1.

                  (e) Subject to the other terms of this Agreement, (i) any remaining Gateway Holdback Shares in excess of the amount of any Indemnification Claims (as defined in Section 11.6) of T-NETIX will be issued to Gateway Shareholders, and (ii) any remaining T-NETIX Reserve Shares in excess of the amount of any Indemnification Claims of Gateway Shareholders will remain authorized but unissued T-NETIX Stock, and will no longer be reserved and set aside pursuant hereto, all on the earlier of the first anniversary of the Closing Date or the date of publication of the first combined annual audited financial statements of Gateway and T-NETIX, or on such earlier date as may be mutually agreed upon in writing by T-NETIX and the Gateway Shareholders' Representative.

                  (f) As of the Effective Time, Richard E. Cree shall, without further action on his part or on the part of the Gateway Shareholders, become the "Gateway Shareholders' Representative" hereunder. As Gateway Shareholders' Representative, Mr. Cree shall have full power and authority to act for the Gateway Shareholders and the Gateway Shareholder Indemnified Parties (as defined in Section 11.2 hereof), on their behalf, and in their names, places and steads, in taking all actions, fulfilling all duties and executing all documents as may be required in connection with the Gateway Holdback Shares, the T-NETIX Reserve Shares and any indemnification claims under Article 11 hereof.

         1.6 T-NETIX STOCK. The T-NETIX Stock to be issued and delivered to Gateway Shareholders will not be registered under federal or state securities laws, but rather, issued pursuant to an exemption therefrom. As a result, such T-NETIX Stock is "restricted" stock as such term is defined under such securities laws and cannot be sold, pledged or transferred unless subsequently registered or unless an exemption is available allowing its resale. T-NETIX shall file registration statements with respect to the T-NETIX Stock (including a Form S-8 registration statement covering the shares underlying the T-NETIX Options) within 120 days (180 days in the case of the Form S-8 registration statement) after the Closing and use its best efforts to cause such registration statements to become effective under applicable state and federal securities laws within 180 days after the Closing and to remain current and effective for as long as is necessary to allow each Gateway Shareholder to sell such T-NETIX Stock publically without restriction (except for restrictions that apply to persons who become affiliates (as that term is defined in Rule 144) of T-NETIX). T-NETIX shall only have the obligation to register such T-NETIX Stock one time. Such registration rights and obligations shall terminate as to a particular Gateway Shareholder at such time as that Gateway Shareholder can sell such Gateway Shareholder's T-NETIX Stock without regard to volume or other limitations pursuant to Rule 144 under the Securities Act of 1933.

         1.7 DISSENTING GATEWAY SHAREHOLDERS. Any shares of Gateway Stock held by persons who have satisfied the requirements of Sections 5.11, 5.12 and 5.13 of the Texas Corporation Act related to the rights of dissenting shareholders ("Dissenters' Rights"), and have not effectively withdrawn or lost such Dissenters' Rights (such persons being referred to as "Dissenting Gateway Shareholders"), shall not be converted pursuant to this Agreement. Instead, Dissenting Gateway Shareholders shall be entitled only to such Dissenters' Rights. Each Dissenting Gateway Shareholder who is entitled to payment for his or her shares of Gateway Stock pursuant to such Dissenters' Rights shall receive payment from T-NETIX in an amount as determined pursuant to such Dissenters' Rights. Upon payment by T-NETIX of any amount due to Dissenting Gateway Shareholders, if the amount paid to Gateway Dissenting Shareholders exceeds the value of the Merger Consideration (with T-NETIX Stock valued at the average closing price of T-NETIX Stock for the five trading days immediately prior to the date hereof) that would have otherwise been payable to such Dissenting Gateway Shareholders, that number of Gateway Holdback Shares having a value (with T-NETIX Stock valued at the average closing price of T-NETIX Stock for the five trading days immediately prior to the date hereof) equal to such excess, shall be released from classification as Gateway Holdback Shares. T-NETIX shall not pay any amount to Dissenting Gateway Shareholders in an amount per share in excess of the Merger Consideration unless directed to do so by the Gateway Shareholders' Representative or by order of a court of competent jurisdiction.


                                    ARTICLE 2
                    REPRESENTATIONS AND WARRANTIES OF T-NETIX

         T-NETIX represents and warrants to Gateway and each of the Gateway Shareholders that, except as set forth on the disclosure letter (the "T-NETIX Disclosure Letter") separately delivered by T-NETIX to Gateway before the date hereof (the items on such T-NETIX Disclosure Letter being identified by the section or sections hereof to which they relate), the following statements are true and accurate as of the date of this Agreement:

         2.1 ORGANIZATION, STANDING, CORPORATE AUTHORIZATION, AND
ENFORCEABILITY.

                  (a) T-NETIX is a corporation duly organized, validly existing and operating under the laws of the State of Colorado. T-NETIX is in good standing under the laws of the State of Colorado and has all requisite corporate power and authority to carry on its businesses as currently conducted and to own or lease and operate its properties. T-NETIX is qualified to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary, except where the failure to so qualify would not materially affect the ability of T-NETIX to conduct its business there.

                  (b) This Agreement and any related agreements executed or to be executed by T-NETIX in connection with transactions contemplated hereby (the "T-NETIX Related Agreements") constitute the valid and legally binding obligations of T-NETIX and are enforceable in accordance with their terms, except as such enforceability may be limited by equitable principles and by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or similar laws relating to or affecting the rights of creditors generally. T-NETIX has the requisite corporate power and authority to enter into this Agreement and the T-NETIX Related Agreements.

                  (c) The execution and delivery of this Agreement, the T-NETIX Related Agreements, and all other documents and instruments executed or to be executed by T-NETIX pursuant to this Agreement, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and other action on the part of T-NETIX. This Agreement and the T-NETIX Related Agreements have been or will have been, at the time of their respective executions and deliveries, duly executed and delivered by a duly authorized officer of T-NETIX.

                  (d) T-NETIX does not own, directly or indirectly, the capital stock (or other similar equity interests) of any other corporation, joint venture, partnership, limited liability company or other similar entity.

         2.2 CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of T-NETIX consists only of 70,000,000 shares of T-NETIX Stock, of which 8,557,567 shares are issued and outstanding, and 10,000,000 shares of preferred stock, $0.01 par value per share, of which no shares are issued or outstanding. All prior issuance of securities by T-NETIX and all prior repurchases, redemptions or exchanges affecting the outstanding securities of T-NETIX have complied with all applicable Legal Requirements (as defined below) (including federal and state securities laws), preemptive rights and contractual restrictions. All Shares of T-NETIX Stock have been duly authorized and validly issued and are fully paid and nonassessable. Except as described above, T-NETIX does not have shares of its capital stock authorized, issued or outstanding. There are currently 1,906,300 shares of T-NETIX Stock underlying outstanding T-NETIX Options. Set forth in the T-NETIX Disclosure Letter is a list of outstanding T-NETIX Options, including numbers of underlying shares, amounts vested and exercise prices. Except as described above, there are no outstanding convertible or exchangeable securities, subscriptions, calls, options, warrants, rights (contractual or arising by operation of law, including, without limitation, rights of first refusal and preemptive rights), or other agreements or commitments of any character to which T-NETIX is a party or by which it is bound, relating to the issuance, purchase, other acquisition or voting of any shares of the capital stock of, or other equity or ownership interest in (collectively, "T-NETIX Equity Rights") T-NETIX. No bonds, debentures, notes or other indebtedness having the right to vote under any circumstances (or convertible into securities having such right to vote) of T-NETIX are issued and outstanding. There are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person or entity is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of T-NETIX. There are no voting trusts, proxies or other agreements or understandings to which T-NETIX is a party or by which T-NETIX is bound with respect to the voting of any shares of capital stock or other T-NETIX Equity Rights.

         For purposes of this Agreement, the term "Legal Requirement" shall mean any federal, state or local law, statute, legislation, ordinance, code, rule, regulation, decree, award, order, permit, franchise, consent or authorization of, any federal, state, local or other governmental body or agency, department, commission, bureau, board, council, court, magistrate, panel or instrumentality of the United States, any political subdivision thereof or any state or local governmental authority.

         2.3 ARTICLES OF INCORPORATION AND BYLAWS; CERTAIN RECORDS. Copies of the Articles of Incorporation, Bylaws, minute books and stock records of T-NETIX have been made available to Gateway, and each such copy is true, correct and complete. All material records of any type and description in whatever form or medium that presently exist and that relate to the business or properties of T-NETIX are in the possession or control of T-NETIX and are located at the offices of T-NETIX or of its counsel, independent auditors, consultants, or other advisors, and T-NETIX will have the right to possession of all such records upon the consummation of the transactions contemplated by this Agreement.

         2.4 COMPLIANCE WITH OTHER INSTRUMENTS AND LAWS. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default under any provision of the Articles of Incorporation or Bylaws of T-NETIX or any material mortgage, indenture, trust, lease, partnership or other agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, or Legal Requirement applicable to T-NETIX or any of the properties of T-NETIX, nor will they result in the creation or imposition of any material lien, security interest, charge, claim or other encumbrance of any nature whatsoever on any of the properties or assets of T-NETIX or the shares of T-NETIX Stock, nor will they prevent or materially delay the consummation of the transactions contemplated hereby.

         2.5 GOVERNMENTAL AUTHORIZATIONS; CONSENTS. No consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority, agency, bureau or commission, or any third party, are required to be obtained or made (i) by T-NETIX in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any Related Agreement, or (ii) by T-NETIX in connection with the sale or transfer of the shares of T-NETIX Stock pursuant to the transactions contemplated by this Agreement, and will not prevent or materially delay the consummation of the transactions contemplated hereby.

         2.6 LITIGATION. No action, suit, proceeding or governmental investigation is pending or, to the knowledge of T-NETIX, threatened, at law or in equity, which seeks to question, delay or prevent, or could have the effect of delaying or preventing, the consummation of all or any portion of the transactions contemplated hereby.

         2.7 FINANCIAL STATEMENTS; CONDUCT OF T-NETIX BUSINESS; NO UNDISCLOSED LIABILITIES.

                  (a) T-NETIX has delivered to Gateway T-NETIX's Form 10-K for the year ended July 31, 1998, Annual Report to Shareholders for the year ended July 31, 1998, Proxy Statement dated November 10, 1998 relating to T-NETIX's Annual Meeting of Shareholders to be held December 10, 1998, Form 10-Q for the fiscal quarter ended October 31, 1998, Form 8-K dated December 15, 1998, and Form 8-K dated December 31, 1998 (collectively referred to as the "SEC Filings"). To the extent applicable, all of the SEC Filings have been prepared in accordance with GAAP consistently applied for all relevant periods (except as indicated therein) and present fairly the financial position of T-NETIX as of the dates thereof and the results of its operations for the periods then ended, subject, as applicable, to normal recurring year-end adjustments and the absence of notes.

                  (b) T-NETIX has no Claims, debts, obligations, guaranties of the obligations of others or liabilities (whether absolute or contingent, liquidated or unliquidated, due or to become due) that are required by GAAP to be reflected in financial statements or notes thereto, except for (i) Claims, debts, obligations, guaranties and liabilities to the extent reflected or reserved against in the T-NETIX Financial Statements, (ii) debts, obligations, guaranties and liabilities incurred or entered into subsequent to October 31, 1998, in the ordinary course of business and otherwise not in contravention of this Agreement, and (iii) debts, obligations and liabilities relating to this Agreement and the Related Agreements and instruments being executed and delivered in connection herewith and the transactions referred to herein and therein.

                  (c) As used in this Agreement, "Claims" means any and all claims, liabilities, causes of action, arbitrations, audits, hearings, investigations, litigation or suits, whether in contract, tort or otherwise, whether statutory or common law, whether civil, criminal, administrative, investigative, formal or informal, whether known or unknown, fixed or contingent.

         2.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except (i) for matters disclosed in the SEC Filings or (ii) as contemplated by this Agreement, T-NETIX has not, since July 31, 1998:

                  (a) undergone any change in its condition (financial or otherwise), properties, assets, liabilities, business or operations, except for changes in the ordinary course of business which have not either individually or in the aggregate had a negative material effect on T-NETIX;

                  (b) changed any of its methods of accounting or accounting practices or classifications of assets or liabilities, or failed to maintain its books of account in the usual, regular and ordinary manner in accordance with GAAP unless required by regulation or GAAP;

                  (c) modified the material terms of, or canceled or terminated, any T-NETIX Material Contract (as defined below);

                  (d) terminated, discharged or received any written notice regarding the resignation, discharge or termination of any officer;

                  (e) established or adopted any T-NETIX Benefit Plan, or increased the amount of the wages, bonus, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, except such salary increases as do not exceed T-NETIX's current wage scale or pre-date normal review time periods for any individual, and except bonuses consistent with past practices;

                  (f) declared, set aside, made or paid any dividend or other distribution in respect of its capital stock or purchased or redeemed, directly or indirectly, any shares of its capital stock, or split up, combined, reclassified, redeemed, repurchased or otherwise reacquired any of its capital stock;

                  (g) issued or sold any shares of its capital stock of any class or any subscriptions, options, warrants, calls or other rights to purchase directly or indirectly any such shares or any securities directly or indirectly convertible into or exchangeable for such shares or made any other change in its capital structure;

                  (h) incurred any direct or contingent liability for borrowed money or guaranteed the monetary obligations of any other person or entity, or made any monetary investment in, advance to or loan to any person or entity other than in the ordinary course of business;

                  (i) mortgaged, pledged or subjected to any material lien, lease, security interest or other charge or encumbrance any of its properties or assets, tangible or intangible;

                  (j) made any material change in its practices, operations or policies with respect to the method for selling goods or services, or other method for accounting for sales, the conduct of accounts receivable collection or accounts payable payment activities or the maintenance of inventory levels;

                  (k) merged or consolidated with or into any other entity;

                  (l) implemented or adopted any change in its tax methods, principles or elections;

                  (m) acquired or disposed of any material assets or properties or made any capital improvement other than in the ordinary course of business; or

                  (n) suffered any damage, destruction or loss (whether or not covered by insurance) which has had or could reasonably be expected to have a material effect on T-NETIX.

         2.9 TITLE TO PROPERTY, ABSENCE OF LIENS AND ENCUMBRANCES.

                  (a) For the purposes of this Agreement, the term "Permitted Liens" shall mean liens for current taxes not yet due and imperfections of title, liens and encumbrances, if any, which do not materially and adversely affect the use, value or marketability of the property affected thereby.

                  (b) T-NETIX has good title to its owned material assets, including the tangible assets reflected on the balance sheet included in the SEC Filings, other than assets disposed of or used after the date thereof in the ordinary course of business for fair value, and other than T-NETIX Intellectual Property, which is addressed by Section 2.15 hereof. The tangible assets owned by T-NETIX are owned free and clear of all liens, mortgages, pledges, charges, security interests or encumbrances, except for Permitted Liens. T-NETIX owns, leases or licenses, and has adequate rights to use all material real and personal property and other material assets necessary to conduct a going concern on a basis consistent with past practices. The assets of T-NETIX are in good operating condition and repair (subject to normal wear and tear). Neither the whole nor any part of T-NETIX's real property ("T-NETIX Real Property") has been condemned by any public authority, nor, to T-NETIX's knowledge, is any such condemnation or taking threatened or contemplated. There exists free and uninterrupted egress and ingress over a public roadway to all operating facilities.

                  (c) T-NETIX validly holds the leasehold created by the leases (true, complete and correct copies of which have been provided to Gateway) as described in the T-NETIX Disclosure Letter as the "T-NETIX Leased Property" and such leases are enforceable by T-NETIX as the lessee thereunder.

                  (d) T-NETIX is not a party to any agreement granting any third party the right or an option to purchase or lease all or any portion of the T-NETIX Real Property or any personal property of T-NETIX.

                  (e) There is not pending nor has T-NETIX received any written notice of (i) any Claim or proceeding asserting or seeking to establish a title interest in the T-NETIX Real Property or T-NETIX Leased Property, or any Claim of default ("T-NETIX Title Notice") under any of the leases under which leaseholds have been created, or (ii) the existence of any facts or proceedings which may result in the issuance of such a T-NETIX Title Notice; and, there are not any such proceedings nor is there any T-NETIX Title Notice.

         2.10 FULL AUTHORITY; COMPLIANCE WITH LAWS. To the knowledge of T-NETIX, T-NETIX is in compliance with all material applicable Legal Requirements. Set forth in the T-NETIX Disclosure Letter is a list of any and all material permits, licenses, consents, orders, approvals, franchises, certificates or other authorizations under any applicable Legal Requirement (collectively, the "Permits"), issued to T-NETIX in connection with the ownership, operation and maintenance of its businesses or assets. T-NETIX has obtained and maintained all Permits. Each of the Permits is in full force and effect, and T-NETIX is substantially in compliance with all the provisions of such Permits.

         2.11 T-NETIX BENEFIT PLANS.

                  (a) Except as set forth in its SEC Filings, T-NETIX does not maintain, sponsor, participate in or contribute to, or is required to contribute to, directly or indirectly, or has any obligation under:

                           (i) Any employee benefit plan, employee pension benefit plan, employee welfare benefit plan (including any medical, dental, disability, accident or sickness, salary continuation or life insurance plan or arrangement), or multiemployer plan, all as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), regardless of whether or not a plan is exempt from some or all of the otherwise applicable requirements of ERISA; or

                           (ii) Except as disclosed in the SEC Filings, any bonus, commission, deferred compensation, incentive compensation, restricted stock, stock purchase, stock option, stock appreciation right, debenture, supplemental pension, profit sharing, royalty pool, vacation, sick leave, severance or termination pay policies, supplemental unemployment benefits plan, loan guarantee, relocation assistance, employee loan or other extensions of credit, or other similar plan, program, agreement, policy, commitment, arrangement or benefit currently in effect under which current or former employees or their dependents, beneficiaries, representatives or estates are currently or will in the future be entitled to benefits.

                  (b) With respect to each plan, program, agreement, policy, commitment, arrangement or benefit described in its SEC Filings (a "T-NETIX Benefit Plan"), T-NETIX has furnished to Gateway true, correct and complete copies of such T-NETIX Benefit Plan, including amendments, if applicable, summary plan descriptions, if applicable, the Internal Revenue Service determination letter, if applicable, and the two most recent Forms 5500, 5500-C or 5500-R, as applicable, and has made available to Gateway the most recent actuarial reports of or regarding such T-NETIX Benefit Plan. As to each T-NETIX Benefit Plan not reduced to writing, T-NETIX has provided to Gateway a description of all material elements of such T-NETIX Benefit Plan.

                  (c) Except as set forth in its SEC Filings:

                           (i) Each T-NETIX Benefit Plan has been operated and administered substantially in accordance with its terms and applicable laws, including but not limited to ERISA and the Code. Each T-NETIX Benefit Plan that is intended to be qualified under the Code either has received from the Internal Revenue Service, or timely applied for, a determination letter on such T-NETIX Benefit Plan's qualified status.

                           (ii) To the knowledge of T-NETIX, neither T-NETIX nor any other party in interest (within the meaning of ERISA) has engaged in any non-exempt prohibited transaction with respect to any T-NETIX Benefit Plan under ERISA or the Code, and there is no pending assertion of the occurrence of any such transaction.

                           (iii) All contributions required under applicable law or the terms of any T-NETIX Benefit Plan, collective bargaining agreement or other agreement relating to a T-NETIX Benefit Plan to be paid by T-NETIX for all periods prior to the Closing Date have been or will have been completely and timely made to each T-NETIX Benefit Plan when due, and T-NETIX has established adequate reserves on its books to meet liabilities for contributions accrued but that have not been made because they are not yet due and payable.

                           (iv) There is no current or pending investigation or audit by the Internal Revenue Service, the Department of Labor or any other governmental entity of any T-NETIX Benefit Plan, nor has T-NETIX received notification from any such governmental entity of such a pending audit or investigation, and there are no actions, suits or claims pending (other than routine claims for benefits) or threatened, with respect to any T-NETIX Benefit Plan or against the assets of any such T-NETIX Benefit Plan.

                           (v) Except as disclosed in its SEC Filings, no T-NETIX Benefit Plan is or ever has been a plan subject to Title IV of ERISA, Part 3 of Subtitle B of Title I of ERISA or Section 412 of the Code ("Pension Plan") or is or ever has been a multiemployer plan as defined in Section 3(37) of ERISA or Section 414(f) of the Code ("Multiemployer Plan"). T-NETIX has not incurred any liability to the Pension Benefit Guaranty Corporation ("PBGC") with respect to any Pension Plan, except for required premium payments, which payments have been made when due. No accumulated funding deficiency (within the meaning of Section 312 of the Code or Section 302 of ERISA) or reportable event (as defined in Section 4043 of ERISA) has occurred with respect to any Pension Plan. No event has occurred in connection with any Pension Plan which could subject T-NETIX or any Pension Plan, or Gateway, its Affiliates or any of their respective benefit plans, to liability under Section 4062, 4063 or 4064 of ERISA, and, no event has occurred which might give rise to any liability of T-NETIX or any Pension Plan, or Gateway, its Affiliates or any of their respective benefit plans, to the PBGC under Title IV of ERISA or which could reasonably be anticipated to result in any Claims being made against T-NETIX or any Pension Plan, or Gateway, its Affiliates or any of their respective benefit plans, by the PBGC. For purposes of this Agreement, an "Affiliate" of a party is any individual, company or other entity that owns five percent (5%) or more of the voting or capital stock or other equity interest of such party or of which five percent (5%) of the voting or capital stock or other equity interest is owned or otherwise controlled by that party or an Affiliate of that party, as the case may be. T-NETIX has not incurred and, as a result of the transactions contemplated by this Agreement, will not incur any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Section 4201 and 4204 of ERISA to any Multiemployer Plan. Upon a complete withdrawal or a partial withdrawal (as those terms are defined in Section 4203 and 4205, respectively, of ERISA) from a Multiemployer Plan occurring on or before the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the Closing Date, T-NETIX would not have been subject to withdrawal liability under Title IV, Subtitle E,
         Part 1 of ERISA and, there has been no change in the financial condition of any Multiemployer Plan that would result in the imposition of such liability due to such complete or partial withdrawal on or before the Closing Date.

                           (vi) T-NETIX has substantially complied with all notice and continuation coverage requirements applicable to group health plans under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"), with respect to all medical and health benefits provided by T-NETIX that are subject to COBRA.

                           (vii) No T-NETIX Benefit Plan amendments have been adopted nor will any such amendments be adopted prior to the Closing Date except as may be necessary for compliance purposes with the Code or ERISA and there is no arrangement, commitment or understanding to create any additional plan which would constitute a T-NETIX Benefit Plan or increase the rate of benefit accrual or contribution requirement under any of the T-NETIX Benefit Plans or modify, change or terminate any existing T-NETIX Benefit Plan.

                           (viii) T-NETIX is not a member of a "controlled group" of organizations (as defined in Sections 414(b), (c), (m) or (o) of the Code) which sponsors or maintains any employee benefit plan within the meaning of Section 3(3) of ERISA which under Title IV of ERISA or any section of the Code or ERISA would subject T-NETIX or Gateway or any of their respective employee benefit plans or the fiduciaries thereof or their respective assets to any taxes, encumbrances, penalties or other liabilities.

         2.12 CLAIMS. Except as set forth in the SEC Filings, there are no Claims against, or to the knowledge of T-NETIX, threatened against, T-NETIX or its properties, at law or in equity or before any court, governmental department, commission, board, agency, authority or instrumentality, domestic or foreign. T-NETIX is not subject to any judgment, stipulation, order or decree arising from any action, suit, proceeding or investigation which could be reasonably expected to have, individually or in the aggregate, a material effect on T-NETIX before or after the Closing Date. No action, suit, proceeding or governmental investigation is pending or threatened against T-NETIX which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

         2.13 TAXES.

                  (a) Except for the tax years set forth in the T-NETIX Disclosure Letter, for which valid extensions of the time for filing Tax Returns have been filed, T-NETIX has filed or will file or cause to be filed, within the applicable period prescribed by law, all federal, state, local, foreign or other Tax Returns required by such law to be filed by T-NETIX for all taxable periods ending on or prior to the Closing Date.

                  (b) T-NETIX has paid, within the time and in the manner prescribed by law, all Taxes shown as due on all such Tax Returns and, with respect to all Tax Returns which T-NETIX has not yet filed, but will file prior to the Closing Date, shall pay, within the time and in the manner prescribed by law, all Taxes shown as due on such Tax Returns.

                  (c) For purposes of this Agreement, "Taxes" in the plural and "Tax" in the singular shall refer to any and all taxes, charges, fees, levies, or other assessments of whatever kind or nature, including, but not limited to, any federal, state, local or foreign net income, gross income, gross receipts, unitary, license, payroll, unemployment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including, but not limited to, taxes under section 59A of the Code), occupational, leasing, lease, fuel, customs, duties, capital stock, franchise, profits, withholding, Social Security, unemployment, disability, ad valorem, real property, personal property (tangible and intangible), sales, use, transfer, registration, value added, alternative or minimum, estimated, or any other kind of tax whatsoever, including the recapture of any tax items, recoveries under escheat or similar laws, and including any interest, addition, penalty or other associated charge thereto, whether disputed or not. For purposes of this Agreement, "Tax Returns" shall mean any returns, reports or statements with respect to Taxes which are required to be filed with any taxing authority.

                  (d) No Claim or assertion has been made against T-NETIX by any Tax authority in any jurisdiction in which no Tax Return has been filed by T-NETIX that T-NETIX is or may be subject to taxation of any sort in such jurisdiction or otherwise is required to file a Tax Return in such jurisdiction.

                  (e) Except for Permitted Liens, there are no Tax liens or other security interests or encumbrances of any type resulting from Tax liabilities on any of the assets of T-NETIX.

                  (f) There is no dispute, Claim or any other controversy concerning any Tax liability of T-NETIX either (i) raised or asserted by any Tax authority in writing; or (ii) whether or not formally asserted or claimed.

                  (g) None of the income Tax Returns for any open tax year that include T-NETIX has been audited by any taxing authority. T-NETIX has made available to Gateway a correct and complete copy of each federal income Tax Return, examination report, statement of deficiency, or any other administrative or judicial assertion, assessment or determination of federal income Tax liability with respect to T-NETIX.

                  (h) T-NETIX has employed a permissible method of Tax accounting, validly elected for each taxable period ending on or prior to the Closing Date. T-NETIX has not changed, or requested to be permitted to change, any method of Tax accounting.

                  (i) T-NETIX has not waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, except for such waivers or extensions which, by their terms, have elapsed as of the date of this Agreement, nor are any requests for such waivers or extensions pending.

                  (j) T-NETIX (i) has not filed a consent under Section 341(f) of the Code concerning collapsible corporations, (ii) has not made any payments, is not obligated to make any payments, and is not a party to any agreement that will render it (or the payor of compensation under the agreement) subject to the provision of section 280G of the Code regarding payments as a result of a change in control, (iii) has not been a United States real property holding company within the meaning of section 897(c)(2) of the Code and (iv) is not a party to any Tax allocation or Tax sharing agreement.

                  (k) The unpaid Taxes of T-NETIX, including Taxes attributable to all periods ending on or prior to the Closing Date which are not yet due and payable, do not exceed the reserve on the SEC Filings for tax liability.

         2.14 ENVIRONMENTAL QUALITY.

                  (a) For the purposes of this Agreement, the term "Hazardous Materials" shall mean any substance, material or waste which is regulated by any local government authority, the State of Texas, or other state where applicable, or the United States Government, including, without limitation, any material or substance which is (a) defined as a "hazardous waste," "hazardous material," "hazardous substances," "extremely hazardous waste," "extremely hazardous substance," "regulated substance" or "restricted hazardous waste" under any provision of the laws of the State of Texas, or any other applicable law, including, but not limited to, the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. ("RCRA"), and the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. Section 9601 et seq. ("CERCLA") and (b) petroleum, including crude oil and any fraction thereof and any refined petroleum products and derivatives thereof.

                  (b) For purposes of this Agreement, the term "Environmental Laws" shall mean all federal, state and local laws, ordinances and regulations pertaining to air and water quality, soils and subsurface strata, natural resources, Hazardous Materials, waste generation, management, transportation and disposal or other environmental matters, including the Clean Water Act, the Clean Air Act, the Federal Water Pollution Control Act, the Solid Waste Disposal Act, the Toxic Substance Control Act, 15 U.S.C. Section 2601, et seq., RCRA, CERCLA, and the rules, regulations and ordinances of the city and county in which the Property is located, the Environmental Protection Agency and all other applicable federal, state, regional and local agencies.

                  (c) Neither T-NETIX nor, to the knowledge of T-NETIX, any previous owner, tenant, occupant, user or operator of the T-NETIX Real and Leased Property has released or disposed of any Hazardous Materials on, under, in or about the site of the T-NETIX Real and Leased Property, except when substantially in compliance with applicable Environmental Laws.

                  (d) To the knowledge of T-NETIX, the T-NETIX Real and Leased Property substantially complies with all applicable Environmental Laws. Without limiting the generality of the foregoing, T-NETIX is not currently liable nor, to its knowledge, potentially liable for any response costs or natural resource damages under Sections 107(a) or 113(f) of CERCLA, or under any other so-called "superfund" or "superlien" law or similar Legal Requirement, at or with respect to the T-NETIX Real and Leased Property and, to the knowledge of T-NETIX, no circumstances exist, which with notice or lapse of time or both could result in such liability.

                  (e) To the knowledge of T-NETIX, the conduct of T-NETIX's business substantially complies with all applicable Environmental Laws.

                  (f) T-NETIX has not sent any Hazardous Material to a site that, pursuant to any applicable Environmental Laws, (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar state list,
(ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Claim, an administrative order or other request to take "removal" or "remedial" action, as defined in any applicable Environmental Laws, or to make payment for the costs of cleaning up the site.

                  (g) T-NETIX (i) is not involved in any suit or proceeding with respect to a release or threatened release of any Hazardous Material or a violation or alleged violation of any applicable Environmental Laws, nor has T-NETIX received any notice of any Claims from any person or entity relating to property damage or to personal injuries from exposure to any Hazardous Material, nor has T-NETIX received any notice or request for information from any governmental agency or authority or other third party with respect to any of the foregoing, and (ii) has not failed to timely file any report required to be filed, failed to acquire all necessary certificates, approvals and permits or failed to generate and maintain all required data, documentation and records under all applicable Environmental Laws.

                  (h) There are currently no underground storage tanks in or under the T-NETIX Real and Leased Property, and no underground storage tank was removed from the T-NETIX Real and Leased Property during the period that T-NETIX maintained an interest in such property.

                  (i) To its knowledge, T-NETIX has provided Gateway with all information in its possession regarding the environmental condition of the T-NETIX Real and Leased Property.

         2.15 INTELLECTUAL PROPERTY. T-NETIX either owns or has the right to use by license, sublicense, or other written agreement, all of the inventions, improvements, domestic and foreign patents and applications therefor, customer lists, copyrights, copyright registrations and applications therefor, trademarks, trade names, service marks, trade dress, logos, rights in computer software, and all rights granted or retained in licenses under any of the foregoing which are used in connection with the conduct of T-NETIX's business as presently conducted (collectively the "T-NETIX Intellectual Property"). None of the T-NETIX Intellectual Property used in connection with the conduct of T-NETIX's business is, or has been in the past five years, involved in, or the subject of, any pending or, to the knowledge of T-NETIX, threatened infringement, interference, opposition or similar action, suit or proceeding that would significantly affect the use or practice of its T-NETIX Intellectual Property rights. None of the T-NETIX Intellectual Property has infringed, or is now infringing on, or otherwise violating, the rights of any third party nor does the use of such T-NETIX Intellectual Property by T-NETIX infringe on, or otherwise violate, the rights of others. Since its organization, T-NETIX has taken reasonable measures to protect the secrecy, confidentiality and value of all intellectual property and inventions. Any former or current employees of T-NETIX who, alone or with others, developed, invented, discovered, derived, programmed, or designed any significant aspect of the T-NETIX Intellectual Property have signed confidentiality and work-for-hire agreements assigning the rights to such T-NETIX Intellectual Property to T-NETIX, relinquishing all rights thereto and agreeing to maintain the confidentiality thereof. T-NETIX is not aware of any person who is in violation of any such agreement. The license fees, royalties and other amounts payable by T-NETIX in connection with the use of the T-NETIX Intellectual Property, together with the terms and conditions on which, and periods for which such amounts are payable, are set forth in the T-NETIX Disclosure Letter.

         2.16 LABOR MATTERS. T-NETIX has not entered into or is a party to any collective bargaining agreement, memorandum of understanding or other written document binding on T-NETIX respecting terms and conditions of employment with respect to an identified group of employees with any labor union that would cover any T-NETIX employees and (b) the employees of T-NETIX are not subject to any collective bargaining agreement, memorandum of understanding or other written document binding on T-NETIX respecting terms and conditions of employment with respect to an identified group of employees, nor are any such employees, in their capacities as employees, represented by any labor union. There are no Claims, controversies, labor disturbances, investigations, proceedings or complaints pending or threatened by any governmental agency or any of T-NETIX's employees or any party or parties representing any of such employees against T-NETIX before any court, arbitrator or other tribunal. To the best of T-NETIX's knowledge, there are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to the employees of T-NETIX nor has there been in the last five (5) years. T-NETIX has not experienced a work stoppage, strike, lock-out or other labor disturbance within the past five (5) years, and there is no work stoppage, strike, lock-out or other labor disturbance presently occurring, or threatened. T-NETIX has substantially complied with all Legal Requirements relating to its employees, the employment of labor, and the safety and health of employees, including, without limitation, all Legal Requirements relating to occupational health and safety, discrimination, unemployment, wages, hours, the Family and Medical Leave Act, collective bargaining, and the collection and payment of withholding taxes and similar taxes in respect of the business of T-NETIX.

         2.17 BROKERS AND FINDERS. No person nor entity is entitled to any brokerage commission, finder's fee or like payment in connection with the transactions contemplated in this Agreement.

         2.18 T-NETIX'S KNOWLEDGE. No officer or director of T-NETIX has actual knowledge, as of the date hereof, of any state of facts which will have a negative material effect on T-NETIX, except for such matters as have been disclosed to Gateway or its representatives and are contained in the T-NETIX Disclosure Letter.

         2.19 YEAR 2000 COMPLIANCE.

                  (a) All of the computer hardware, software and information systems, including without limitation the financial, operational and manufacturing systems, used by T-NETIX are Year 2000 Compliant. For purposes of this Agreement, "Year 2000 Compliant" shall mean that such systems: (i) are prior to, during and after calendar year 2000 A.D. capable of operating without errors relating to date data, including errors relating to date data which represents or references different calendar centuries or more than one century, and of providing all date related functionalities, interfaces and data fields, including the indication of century; (ii) are able to accurately manage and process date and date-related data (including, but not limited to, calculating, comparing, sequencing and sorting) from, into and between the twentieth and twenty-first centuries, including single and multiple centuries and leap years; and (iii) shall not abnormally terminate or provide invalid or incorrect results due to date or date-related data, specifically including date data which represents or references different centuries or more than one century.

                  (b) The hardware and software sold or licensed by T-NETIX to customers are Year 2000 Compliant. The cost to T-NETIX of replacing products which are not Year 2000 Compliant will not exceed $600,000 after the date hereof.

         2.20 CUSTOMERS AND VENDORS. The T-NETIX Disclosure Letter contains true and correct lists of the 20 largest customers and the 10 largest vendors of T-NETIX during the 12- month period ended July 31, 1998, and the three-month period ended October 31, 1998, with the amount of sales made to each such customer, or the amount of purchases from each such vendor, as the case may be, during such period as reasonably ascertained from readily available information, such amounts being estimated in good faith as being within five percent (5%) of the actual sales made to such customer or, the amount paid to such vendor, as the case may be. T-NETIX does not have any information indicating that any of these customers or vendors intends to cease doing business with T-NETIX or significantly alter the amount of the business that it is presently doing with T-NETIX.

         2.21 ACCURACY. The representations and warranties made by T-NETIX to Gateway and Gateway Shareholders set forth in this Agreement, the T-NETIX Disclosure Letter (including any Updated T-NETIX Disclosure Letter (as defined below)) delivered, or to be delivered, to Gateway prior to Closing, and the written agreements, instruments and documents delivered and to be delivered pursuant to or in connection with this Agreement and to which Gateway has been, or will be, afforded access, do not include an untrue statement of material fact or omit to state any material fact necessary to make them, when taken together and in light of the circumstances in which they were or are made, not misleading in any material respect.


                                    ARTICLE 3
                    REPRESENTATIONS AND WARRANTIES OF GATEWAY

         Gateway represents and warrants to T-NETIX that, except as set forth in the disclosure letter (the "Gateway Disclosure Letter") separately delivered by Gateway to T-NETIX before the date hereof (the items on such Gateway Disclosure Letter being identified by the section or sections hereof to which they relate), the following statements are true and accurate as of the date of this Agreement:

         3.1 ORGANIZATION, STANDING, CORPORATE AUTHORIZATION, AND
ENFORCEABILITY.

                  (a) Gateway is a corporation duly organized, validly existing and operating under the laws of the State of Texas. Gateway is in good standing under the laws of the State of Texas and has all requisite corporate power and authority to carry on its businesses as currently conducted and to own or lease and operate its properties. Gateway is qualified to do business and is in good standing in each jurisdiction in which the property owned, leased or operated by it, or the nature of the business conducted by it, makes such qualification necessary, except where the failure to so qualify would not materially affect the ability of Gateway to conduct its business there.

                  (b) This Agreement and all other agreements, documents and instruments executed or to be executed by Gateway in connection herewith (the "Gateway Related Agreements") constitute the valid and legally binding obligations of Gateway and are enforceable in accordance with their terms, except as such enforceability may be limited by equitable principles and by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or similar laws relating to or affecting the rights of creditors generally. Gateway has the requisite corporate power and authority to enter into this Agreement and the Gateway Related Agreements.

                  (c) The execution and delivery of this Agreement and the Gateway Related Agreements, and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate and other action on the part of Gateway. This

Agreement and the Gateway Related Agreements have been or will have been, at the time of their respective executions and deliveries, duly executed and delivered by a duly authorized officer of Gateway.

                  (d) Gateway does not own, directly or indirectly, the capital stock (or other similar equity interests) of any other corporation, joint venture, partnership, limited liability company or other similar entity.

         3.2 CAPITALIZATION. As of the date of this Agreement, the authorized capital stock of Gateway consists only of 1,000,000 shares of Gateway Stock, of which 729,004 shares are issued and outstanding. All of the outstanding shares of Gateway Stock are owned by, or will at the Closing be owned by the Gateway Shareholders. All prior issuance of securities by Gateway and all prior repurchases, redemptions or exchanges affecting the outstanding securities of Gateway have complied with all applicable Legal Requirements (including federal and state securities laws), preemptive rights and contractual restrictions. Set forth in the Gateway Disclosure Letter is a list of all prior issuances of Gateway Stock, and the status of each certificate representing such shares. The shares have been duly authorized and validly issued and are fully paid and nonassessable. Except as described above, Gateway does not have shares of its capital stock authorized, issued or outstanding. There are currently 69,040 shares of Gateway Stock underlying outstanding Gateway Options. Set forth in the Gateway Disclosure Letter is a list of outstanding Gateway Options, including optionees, numbers of underlying shares, vesting schedules, exercise prices and change-of-control acceleration provisions. Except as described above, there are no outstanding convertible or exchangeable securities, subscriptions, calls, options, warrants, rights (contractual or arising by operation of law, including, without limitation, rights of first refusal and preemptive rights), or other agreements or commitments of any character to which Gateway or to Gateway's knowledge any of its shareholders is a party or by which any of them is bound, relating to the issuance, purchase, other acquisition or voting of any shares of the capital stock of, or other equity or ownership interest in (collectively, "Gateway Equity Rights") Gateway. All Gateway Equity Rights listed in the Gateway Disclosure Letter will expire or be canceled at Closing in exchange for T-NETIX Options as provided herein. No bonds, debentures, notes or other indebtedness having the right to vote under any circumstances (or convertible into securities having such right to vote) of Gateway are issued and outstanding. There are no voting trusts, proxies or other agreements or understandings to which Gateway or, to Gateway's knowledge, any Gateway Shareholder is a party or by which Gateway or any Gateway Shareholder is bound with respect to the voting of any shares of capital stock or other Gateway Equity Rights.

         3.3 ARTICLES OF INCORPORATION AND BYLAWS; CERTAIN RECORDS. Copies of the Articles of Incorporation, Bylaws, minute books and stock records of Gateway have been made available to T-NETIX, and each such copy is true, correct and complete. All material records of any type and description in whatever form or medium that presently exist and that relate to the business or properties of Gateway are in the possession or control of Gateway and are located at the offices of Gateway or of its counsel, independent auditors, consultants, or other advisors, and Gateway


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will have the right to possession of all such records upon the consummation of the transactions contemplated by this Agreement.

         3.4 COMPLIANCE WITH OTHER INSTRUMENTS AND LAWS. The execution and delivery of this Agreement and the Related Agreements and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in any violation of or default under any provision of the Articles of Incorporation or Bylaws of Gateway or any material mortgage, indenture, trust, lease, partnership or other agreement or other instrument, permit, concession, grant, franchise, license, judgment, order, decree, or Legal Requirement applicable to Gateway or any of the properties of Gateway, nor will they result in the creation or imposition of any material lien, security interest, charge, claim or other encumbrance of any nature whatsoever on any of the properties or assets of Gateway or the shares of Gateway Stock, nor will they prevent or materially delay the consummation of the transactions contemplated hereby.

         3.5 GOVERNMENTAL AUTHORIZATIONS; CONSENTS. No consents, licenses, approvals or authorizations of, or registrations or declarations with, any governmental authority, agency, bureau or commission, or any third party, are required to be obtained or made (i) by Gateway in connection with the execution, delivery, performance, validity and enforceability of this Agreement or any Related Agreement, or (ii) by Gateway or any Gateway Shareholder in connection with the sale or transfer of the shares of Gateway Stock pursuant to the transactions contemplated by this Agreement, and will not prevent or materially delay the consummation of the transactions contemplated hereby.

         3.6 LITIGATION. No action, suit, proceeding or governmental investigation is pending or, to the knowledge of Gateway threatened, at law or in equity, which seeks to question, delay or prevent, or could have the effect of delaying or preventing, the consummation of all or any portion of the transactions contemplated hereby.

         3.7 FINANCIAL STATEMENTS; CONDUCT OF GATEWAY BUSINESS; NO UNDISCLOSED LIABILITIES.

                  (a) Gateway has delivered to T-NETIX (i) the audited balance sheets of Gateway as of December 31, 1997, 1996 and 1995, and the related audited statements of income, retained earnings and cash flows for the fiscal years then ended, accompanied in each case by the independent auditor's report of KPMG LLP, independent certified public accountants (such financial statements, including the notes thereto, hereinafter being referred to as the "Annual Financial Statements"), and (ii) the unaudited consolidated balance sheet of Gateway as of November 30, 1998, and the related unaudited consolidated statements of income, stockholders' equity and cash flows for the eleven (11) months ended November 30, 1998 (the "Interim Financial Statements") (the Annual Financial Statements and the Interim Financial Statements hereinafter being referred to as the "Financial Statements"). All of the Financial Statements have been prepared in accordance with GAAP consistently applied for all relevant periods (except as indicated therein) and present fairly the financial position of Gateway as of the dates thereof and


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the results of its operations for the periods then ended, subject, in the case of the Interim Financial Statements, to normal recurring year-end adjustments and the absence of notes.

                  (b) Gateway has no Claims, debts, obligations, guaranties of the obligations of others or liabilities (whether absolute or contingent, liquidated or unliquidated, due or to become due) that are required by GAAP to be reflected in financial statements or notes thereto, except for (i) Claims, debts, obligations, guaranties and liabilities to the extent reflected or reserved against in the Financial Statements, (ii) debts, obligations, guaranties and liabilities incurred or entered into subsequent to November 30, 1998, in the ordinary course of business and otherwise not in contravention of this Agreement, and (iii) debts, obligations and liabilities relating to this Agreement and the Related Agreements and instruments being executed and delivered in connection herewith and the transactions referred to herein and therein.

         3.8 ABSENCE OF CERTAIN CHANGES OR EVENTS. Except (i) for matters disclosed in the Financial Statements or (ii) as contemplated by this Agreement, Gateway has not, since December 31, 1997:

                  (a) undergone any change in its condition (financial or otherwise), properties, assets, liabilities, business or operations, except for changes in the ordinary course of business which have not either individually or in the aggregate had a negative material effect on Gateway;

                  (b) changed any of its methods of accounting or accounting practices or classifications of assets or liabilities, or failed to maintain its books of account in the usual, regular and ordinary manner in accordance with GAAP unless required by regulation or GAAP;

                  (c) modified the material terms of, or canceled or terminated, any Material Contract (as defined below);

                  (d) terminated, discharged or received any written notice regarding the resignation, discharge or termination of any officer;

                  (e) established or adopted any Benefit Plan (as defined below), or increased the amount of the wages, bonus, salary, commissions, fringe benefits or other compensation or remuneration payable to, any of its directors, officers or employees, except such salary increases as do not exceed Gateway's current wage scale or pre-date normal review time periods for any individual, and except bonuses consistent with past practices;

                  (f) declared, set aside, made or paid any dividend or other distribution in respect of its capital stock or purchased or redeemed, directly or indirectly, any shares of its capital stock, or split up, combined, reclassified, redeemed, repurchased or otherwise reacquired any of its capital stock;

                  (g) issued or sold any shares of its capital stock of any class or any subscriptions, options, warrants, calls or other rights to purchase directly or indirectly any such


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



shares or any securities directly or indirectly convertible into or exchangeable for such shares or made any other change in its capital structure;

                  (h) incurred any direct or contingent liability for borrowed money or guaranteed the monetary obligations of any other person or entity, or made any monetary investment in, advance to or loan to any person or entity other than in the ordinary course of business;

                  (i) mortgaged, pledged or subjected to any material lien, lease, security interest or other charge or encumbrance any of its properties or assets, tangible or intangible;

                  (j) made any material change in its practices, operations or policies with respect to the method for selling goods or services, or other method for accounting for sales, the conduct of accounts receivable collection or accounts payable payment activities or the maintenance of inventory levels;

                  (k) merged or consolidated with or into any other entity;

                  (l) implemented or adopted any change in its tax methods, principles or elections;

                  (m) acquired or disposed of any material assets or properties or made any capital improvement other than in the ordinary course of business; or

                  (n) suffered any damage, destruction or loss (whether or not covered by insurance) which has had or could reasonably be expected to have a material effect on Gateway.

         3.9 TITLE TO PROPERTY, ABSENCE OF LIENS AND ENCUMBRANCES.

                  (a) Gateway has good title to its owned material assets, including the tangible assets reflected on the balance sheet included in Gateway's most recent Financial Statements, other than assets disposed of or used after the date thereof in the ordinary course of business for fair value and other than Gateway Intellectual Property, which is addressed by Section 3.16 hereof. The tangible assets owned by Gateway are owned free and clear of all liens, mortgages, pledges, charges, security interests or encumbrances, except for Permitted Liens. Gateway owns, leases or licenses, and has adequate rights to use all material real and personal property and other material assets necessary to conduct a going concern on a basis consistent with past practices. The assets of Gateway are in good operating condition and repair (subject to normal wear and tear). Neither the whole nor any part of Gateway's real property ("Real Property") has been condemned by any public authority, nor, to Gateway's knowledge, is any such condemnation or taking threatened or contemplated. There exists free and uninterrupted egress and ingress over a public roadway to all operating facilities.

                  (b) Gateway validly holds the leasehold created by the leases (true, complete and correct copies of which have been provided to T-NETIX) as described in the Gateway Disclosure Letter as the "Leased Property" and such leases are enforceable by Gateway as the lessee thereunder.

                  (c) Gateway is not a party to any agreement granting any third party the right or an option to purchase or lease all or any portion of the Real Property or any personal property of Gateway.

                  (d) There is not pending nor has Gateway received any written notice of (i) any Claim or proceeding asserting or seeking to establish a title interest in the Real Property or Leased Property, or any Claim of default (a"Gateway Title Notice") under any of the leases under which leaseholds have been created, or (ii) the existence of any facts or proceedings which may result in the issuance of such a Title Notice; and, there are not any such proceedings nor is there any Title Notice.

         3.10 FULL AUTHORITY; COMPLIANCE WITH LAWS. To the knowledge of Gateway, Gateway is in compliance with all material applicable Legal Requirements. Set forth in the Gateway Disclosure Letter is a list of any and all Permits issued to Gateway in connection with the ownership, operation and maintenance of its businesses or assets. Gateway has obtained and maintained all Permits. Each of the Permits is in full force and effect, and Gateway is substantially in compliance with all the provisions of such Permits.

         3.11 BENEFIT PLANS.

                  (a) Gateway does not maintain, sponsor, participate in or contribute to, or is required to contribute to, directly or indirectly, or has any obligation under:

                           (i) Any employee benefit plan, employee pension benefit plan, employee welfare benefit plan (including any medical, dental, disability, accident or sickness, salary continuation or life insurance plan or arrangement), or multiemployer plan, all as defined in ERISA, regardless of whether or not a plan is exempt from some or all of the otherwise applicable requirements of ERISA; or

                           (ii) Except as disclosed on the Financial Statements, any bonus, commission, deferred compensation, incentive compensation, restricted stock, stock purchase, stock option, stock appreciation right, debenture, supplemental pension, profit sharing, royalty pool, vacation, sick leave, severance or termination pay policies, supplemental unemployment benefits plan, loan guarantee, relocation assistance, employee loan or other extensions of credit, or other similar plan, program, agreement, policy, commitment, arrangement or benefit currently in effect under which current or former employees or their dependents, beneficiaries, representatives or estates are currently or will in the future be entitled to benefits.



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



                  (b) With respect to each plan, program, agreement, policy, commitment, arrangement or benefit described in the Gateway Disclosure Letter (a "Benefit Plan"), Gateway has furnished to T-NETIX true, correct and complete copies of such Benefit Plan, including amendments, if applicable, summary plan descriptions, if applicable, the Internal Revenue Service determination letter, if applicable, and the two most recent Forms 5500, 5500-C or 5500-R, as applicable, and has made available to T-NETIX the most recent actuarial reports of or regarding such Benefit Plan. As to each Benefit Plan not reduced to writing, Gateway has provided to T-NETIX a description of all material elements of such Benefit Plan.

                  (c)

                           (i) Each Benefit Plan has been operated and administered substantially in accordance with its terms and applicable laws, including but not limited to ERISA and the Code. Each Benefit Plan that is intended to be qualified under the Code either has received from the Internal Revenue Service, or timely applied for, a determination letter on such Benefit Plan's qualified status.

                           (ii) To the knowledge of Gateway, neither Gateway nor any other party in interest (within the meaning of ERISA) has engaged in any non-exempt prohibited transaction with respect to any Benefit Plan under ERISA or the Code, and there is no pending assertion of the occurrence of any such transaction.

                           (iii) All contributions required under applicable law or the terms of any Benefit Plan, collective bargaining agreement or other agreement relating to a Benefit Plan to be paid by Gateway for all periods prior to the Closing Date have been or will have been completely and timely made to each Benefit Plan when due, and Gateway has established adequate reserves on its books to meet liabilities for contributions accrued but that have not been made because they are not yet due and payable.

                           (iv) There is no current or pending investigation or audit by the Internal Revenue Service, the Department of Labor or any other governmental entity of any Benefit Plan, nor has Gateway received notification from any such governmental entity of such a pending audit or investigation, and there are no actions, suits or claims pending (other than routine claims for benefits) or threatened, with respect to any Benefit Plan or against the assets of any such Benefit Plan.

                           (v) No Benefit Plan is or ever has been a Pension Plan, or is or ever has been a Multiemployer Plan. Gateway has not incurred any liability to the PBGC with respect to any Pension Plan, except for required premium payments, which payments have been made when due. No accumulated funding deficiency (within the meaning of Section 312 of the Code or Section 302 of ERISA) or reportable event (as defined in Section 4043 of ERISA) has occurred with respect to any Pension Plan. No event has occurred in connection with any Pension Plan which could subject Gateway or any Pension Plan, or T-NETIX, its Affiliates or any of their respective benefit plans, to liability under Section

         4062, 4063 or 4064 of ERISA, and, no event has occurred which might give rise to any liability of Gateway or any Pension Plan, or T-NETIX, its Affiliates or any of their respective benefit plans, to the PBGC under Title IV of ERISA or which could reasonably be anticipated to result in any Claims being made against Gateway or any Pension Plan, or T-NETIX, its Affiliates or any of their respective benefit plans, by the PBGC. Gateway has not incurred and, as a result of the transactions contemplated by this Agreement, will not incur any withdrawal liability (including any contingent or secondary withdrawal liability) within the meaning of Section 4201 and 4204 of ERISA to any Multiemployer Plan. Upon a complete withdrawal or a partial withdrawal (as those terms are defined in Section 4203 and 4205, respectively, of ERISA) from a Multiemployer Plan occurring on or before the close of the most recent fiscal year of each such Multiemployer Plan ended prior to the Closing Date, Gateway would not have been subject to withdrawal liability under Title IV, Subtitle E, Part 1 of ERISA and, there has been no change in the financial condition of any Multiemployer Plan that would result in the imposition of such liability due to such complete or partial withdrawal on or before the Closing Date.

                           (vi) Gateway has substantially complied with all notice and continuation coverage requirements applicable to group health plans under COBRA, with respect to all medical and health benefits provided by Gateway that are subject to COBRA.

                           (vii) No Benefit Plan amendments have been adopted nor will any such amendments be adopted prior to the Closing Date except as may be necessary for compliance purposes with the Code or ERISA and there is no arrangement, commitment or understanding to create any additional plan which would constitute a Benefit Plan or increase the rate of benefit accrual or contribution requirement under any of the Benefit Plans or modify, change or terminate any existing Benefit Plan.

                           (viii) Gateway is not a member of a "controlled group" of organizations (as defined in Sections 414(b), (c), (m) or (o) of the Code) which sponsors or maintains any employee benefit plan within the meaning of Section 3(3) of ERISA which under Title IV of ERISA or any section of the Code or ERISA would subject T-NETIX or Gateway or any of their respective employee benefit plans or the fiduciaries thereof or their respective assets to any taxes, encumbrances, penalties or other liabilities.

         3.12 CLAIMS. There are no Claims against, or to the knowledge of Gateway threatened against, Gateway or its properties, at law or in equity or before any court, governmental department, commission, board, agency, authority or instrumentality, domestic or foreign. Gateway is not subject to any judgment, stipulation, order or decree arising from any action, suit, proceeding or investigation which could be reasonably expected to have, individually or in the aggregate, a material effect on Gateway before or after the Closing Date. No action, suit, proceeding or governmental investigation is pending or threatened against Gateway which seeks to question, delay or prevent the consummation of the transactions contemplated hereby.

         3.13 TAXES.

                  (a) Except for the tax years set forth in the Gateway Disclosure Letter for which valid extensions of the time for filing Tax Returns have been filed, Gateway has filed or will file or cause to be filed, within the applicable period prescribed by law, all federal, state, local, foreign or other Tax Returns required by such law to be filed by Gateway for all taxable periods ending on or prior to the Closing Date.

                  (b) Gateway has paid, within the time and in the manner prescribed by law, all Taxes shown as due on all such Tax Returns and, with respect to all Tax Returns which Gateway has not yet filed, but will file prior to the Closing Date, shall pay, within the time and in the manner prescribed by law, all Taxes shown as due on such Tax Returns.

                  (c) No Claim or assertion has been made against Gateway by any Tax authority in any jurisdiction in which no Tax Return has been filed by Gateway that Gateway is or may be subject to taxation of any sort in such jurisdiction or otherwise is required to file a Tax Return in such jurisdiction.

                  (d) Except for Permitted Liens, there are no Tax liens or other security interests or encumbrances of any type resulting from Tax liabilities on any of the assets of Gateway.

                  (e) There is no dispute, Claim or any other controversy concerning any Tax liability of Gateway either (i) raised or asserted by any Tax authority in writing; or (ii) whether or not formally asserted or claimed.

                  (f) None of the income Tax Returns for any open tax year that include Gateway has been audited by any taxing authority. Gateway has made available to T-NETIX a correct and complete copy of each federal income Tax Return, examination report, statement of deficiency, or any other administrative or judicial assertion, assessment or determination of federal income Tax liability with respect to Gateway.

                  (g) Gateway has employed a permissible method of Tax accounting, validly elected for each taxable period ending on or prior to the Closing Date. Gateway has not changed, or requested to be permitted to change, any method of Tax accounting.

                  (h) Gateway has not waived any statute of limitations with respect to any Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency, except for such waivers or extensions which, by their terms, have elapsed as of the date of this Agreement, nor are any requests for such waivers or extensions pending.

                  (i) Gateway (i) has not filed a consent under Section 341(f) of the Code concerning collapsible corporations, (ii) has not made any payments, is not obligated to make any payments, and is not a party to any agreement that will render it (or the payor of compensation under the agreement) subject to the provision of section 280G of the Code regarding payments as


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



a result of a change in control, (iii) has not been a United States real property holding company within the meaning of section 897(c)(2) of the Code and
(iv) is not a party to any Tax allocation or Tax sharing agreement.

                  (j) The unpaid Taxes of Gateway, including Taxes attributable to all periods ending on or prior to the Closing Date which are not yet due and payable, do not exceed the reserve on the Financial Statements for tax liability.

         3.14 CONTRACTS. Except as set forth in this Agreement or in the Gateway Disclosure Letter (the agreements listed therein being referred to as the "Material Contracts"), Gateway is not a party to, bound by or obligated under any:

                  (a) mortgage, indenture, note or installment obligation or other instrument or contract for or relating to any borrowing of an amount in excess of $250,000 by Gateway;

                  (b) guaranty by Gateway of any obligation in excess of $250,000 (excluding any endorsement made in the ordinary course of business for collection);

                  (c) license agreement involving the payment or receipt by Gateway of $250,000 or more during any 12-month period during the term thereof;

                  (d) lease of real or personal property under which Gateway is a lessor or lessee involving annual rentals in excess of $250,000;

                  (e) agreement for the purchase by Gateway of equipment involving outstanding commitments in excess of $250,000;

                  (f) agreement purporting to limit the right of Gateway to compete in any line of business, with any person or other entity or in any geographic area;

                  (g) agreement for the purchase or sale of raw materials, products or goods or the provision of services involving payments in excess of $250,000 at prices that vary from the prices therefor generally prevailing in customary, arms-length transactions or that may not be terminated by Gateway on not more than thirty (30) days' notice without penalty;

                  (h) contract with any governmental or quasi-governmental authority involving payments in excess of $250,000;

                  (i) bond, deposit, financial assurance requirement or insurance coverage in excess of $250,000 individually required to be submitted to customers of Gateway, under any sale, lease or service arrangement or to any governmental authority under any Permit or Legal Requirement;



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



                  (j) agreement or instrument relating to the acquisition by Gateway of any entity or all or substantially all of the assets of any person or entity;

                  (k) other agreement, contract or obligation of Gateway calling for or involving the payment, potential payment or accrued obligation by or to Gateway of an amount in excess of $250,000 from the date hereof through the earliest date such agreement, contract or obligation can be terminated unilaterally without material penalty by Gateway;

                  (l) agreement or commitment relating to the borrowing of money or the guaranty or indemnity (direct or indirect) in respect of or the granting of security for any obligation for the borrowing of money, by Gateway or any other person or entity, in excess of $250,000, including, without limitation, guarantees, accommodation collateral, letters of credit, mortgages, deeds of trust, indentures, loan agreements and credit agreements;

                  (m) agreement or commitment relating to clean-up or remediation involving Hazardous Materials (as hereinafter defined);

                  (n) agreement that creates an encumbrance or any restriction on the ability of Gateway to (i) pay dividends or make similar distributions;
(ii) make loans or advances to any person or entity, or (iii) sell, lease or transfer any of its properties or assets, except (in each case) for such restrictions or encumbrances existing under or by reason of (1) applicable Legal Requirements, or (2) customary non-assignment provisions in leases and other contracts entered into in the ordinary course of business;

                  (o) indemnification obligations in favor of any person or entity, and any escrow agreements related to any indemnification obligation;

                  (p) confidentiality, secrecy, screening, development or settlement agreement pertaining to any Intellectual Property; or

                  (q) contract with any customer of Gateway; or

                  (r) agreement, arrangement or commitment of any character (contingent or otherwise) pursuant to which any person or entity is or may be entitled to receive any payment based on the revenues or earnings, or calculated in accordance therewith, of Gateway other than payments to employees or contractors of commissions based on sales.

All of the Material Contracts are legal, valid, binding and in full force and effect, no default exists thereunder on the part of Gateway, and the consummation of the transactions contemplated by this Agreement will not cause any default or condition in respect of any such Material Contracts, the effect of which is to cause, permit, create or perfect the right in any party (a) to repudiate or disavow its obligations to Gateway thereunder, (b) to require or have the right to require Gateway to perform its obligations thereunder (including obligations to pay indebtedness) prior to such time on which, or on terms and conditions otherwise different from those that, are provided


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



therein or (c) to recover from Gateway any material damages or fines. To the knowledge of Gateway, no party (including Gateway) to any such Material Contract is in default thereunder. True, correct and complete copies of all the Material Contracts have been delivered to T-NETIX.

         3.15 ENVIRONMENTAL QUALITY.

                  (a) Neither Gateway nor, to the knowledge of Gateway any previous owner, tenant, occupant, user or operator of any real property now or ever owned or leased by Gateway (the "Property") has released or disposed of any Hazardous Materials on, under, in or about the site of the Property, except when substantially in compliance with applicable Environmental Laws.

                  (b) To the knowledge of Gateway, the Property substantially complies with all applicable Environmental Laws. Without limiting the generality of the foregoing, Gateway is not currently liable nor, to its knowledge, potentially liable for any response costs or natural resource damages under Sections 107(a) or 113(f) of CERCLA, or under any other so-called "superfund" or "superlien" law or similar Legal Requirement, at or with respect to the Property and, to the knowledge of Gateway, no circumstances exist, which with notice or lapse of time or both could result in such liability.

                  (c) To the knowledge of Gateway, the conduct of Gateway's Business substantially complies with all applicable Environmental Laws.

                  (d) Gateway has not sent any Hazardous Material to a site that, pursuant to any applicable Environmental Laws, (i) has been placed on the "National Priorities List" of hazardous waste sites or any similar state list,
(ii) is otherwise designated or identified as a potential site for remediation, cleanup, closure or other environmental remedial activity, or (iii) is subject to a Claim, an administrative order or other request to take "removal" or "remedial" action, as defined in any applicable Environmental Laws, or to make payment for the costs of cleaning up the site.

                  (e) Gateway (i) is not involved in any suit or proceeding with respect to a release or threatened release of any Hazardous Material or a violation or alleged violation of any applicable Environmental Laws, nor has Gateway received any notice of any Claims from any person or entity relating to property damage or to personal injuries from exposure to any Hazardous Material, nor has Gateway received any notice or request for information from any governmental agency or authority or other third party with respect to any of the foregoing, and (ii) has not failed to timely file any report required to be filed, failed to acquire all necessary certificates, approvals and permits or failed to generate and maintain all required data, documentation and records under all applicable Environmental Laws.

                  (f) There are currently no underground storage tanks in or under the Property, and no underground storage tank was removed from the Property during the period that Gateway maintained an interest in such property.



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                  (g) To its knowledge, Gateway has provided T-NETIX with all information in its possession regarding the environmental condition of the Property.

         3.16 INTELLECTUAL PROPERTY. Gateway either owns or has the right to use by license, sublicense, or other written agreement, all of the inventions, improvements, domestic and foreign patents and applications therefor, customer lists, copyrights, copyright registrations and applications therefor, trademarks, trade names, service marks, trade dress, logos, rights in computer software, and all rights granted or retained in licenses under any of the foregoing which are used in connection with the conduct of Gateway's business as presently conducted (collectively the "Gateway Intellectual Property"). None of the Gateway Intellectual Property used in connection with the conduct of Gateway's business is, or has been in the past five years, involved in, or the subject of, any pending or, to the knowledge of Gateway, threatened infringement, interference, opposition or similar action, suit or proceeding that would significantly affect the use or practice of its Gateway Intellectual Property rights. None of the Gateway Intellectual Property has infringed, or is now infringing on, or otherwise violating, the rights of any third party nor does the use of such Gateway Intellectual Property by Gateway infringe on, or otherwise violate, the rights of others. Since their organization, Gateway has taken reasonable measures to protect the secrecy, confidentiality and value of all intellectual property and inventions. Any former or current employees of Gateway who, alone or with others, developed, invented, discovered, derived, programmed, or designed any significant aspect of the Gateway Intellectual Property have signed confidentiality and work-for-hire agreements assigning the rights to such Gateway Intellectual Property to Gateway, relinquishing all rights thereto and agreeing to maintain the confidentiality thereof. Gateway is not aware of any person who is in violation of any such agreement. The license fees, royalties and other amounts payable by Gateway in connection with the use of the Gateway Intellectual Property, together with the terms and conditions on which, and periods for which such amounts are payable, are set forth in the Gateway Disclosure Letter.

         3.17 RELATED PARTY TRANSACTIONS. Set forth in the Gateway Disclosure Letter is a list of all transactions in an amount greater than $10,000 (including, without limitation, employment contracts, debts, loans, advances, or other obligations, guarantees, indemnities, accounts and notes payable or receivable and service agreements) between Gateway and any current officer, director, employee, Gateway Shareholder or Affiliate of Gateway or any relative of any such person (collectively, "Related Parties") which (a) were entered into and/or consummated since January 1, 1998; (b) are or will be effective as of the date hereof or at Closing; (c) constitute present or future liabilities or obligations of Gateway to any Related Party; or (d) constitute present or future liabilities of any Related Party to Gateway; provided that advances which have been repaid need not be set forth, and the names of the Related Parties need not be set forth.

         3.18 LABOR MATTERS. (a) Gateway has not entered into or is a party to any collective bargaining agreement, memorandum of understanding or other written document binding on Gateway respecting terms and conditions of employment with respect to an identified group of employees with any labor union that would cover any Gateway employees and (b) the employees of Gateway are not subject to any collective bargaining agreement, memorandum of


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understanding or other written document binding on Gateway respecting terms and conditions of employment with respect to an identified group of employees, nor are any such employees, in their capacities as employees, represented by any labor union. As to the collective bargaining agreements disclosed in the Gateway Disclosure Letter, Gateway is not in default thereunder. There are no Claims, controversies, labor disturbances, investigations, proceedings or complaints pending or threatened by any governmental agency or any of Gateway's employees or any party or parties representing any of such employees against Gateway before any court, arbitrator or other tribunal. To the best of Gateway's knowledge, there are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to the employees of Gateway nor has there been in the last five (5) years. Gateway has not experienced a work stoppage, strike, lock-out or other labor disturbance within the past five (5) years, and there is no work stoppage, strike, lock-out or other labor disturbance presently occurring, or threatened. Gateway has substantially complied with all Legal Requirements relating to its employees, the employment of labor, and the safety and health of employees, including, without limitation, all Legal Requirements relating to occupational health and safety, discrimination, unemployment, wages, hours, the Family and Medical Leave Act, collective bargaining, and the collection and payment of withholding taxes and similar taxes in respect of the business of Gateway. There are no unfair labor practice charges, charges of discrimination, or other complaints pending against Gateway involving employees now or previously employed by Gateway.

         3.19 CUSTOMERS AND VENDORS. The Gateway Disclosure Letter contains true and correct lists of the 20 largest customers and the 10 largest vendors of Gateway during the 12- month period ended December 31, 1997, and the eleven (11) month period ended November 30, 1998, with the amount of sales made to each such customer or the amount of purchases from each such vendor, as the case may be, during such period as reasonably ascertained from readily available information, such amounts being estimated in good faith as being within five percent (5%) of the actual sales made to or by such customer or the amount paid to such vendor, as the case may be. Gateway does not have any information indicating that any of these customers or vendors intends to cease doing business with Gateway or significantly alter the amount of the business that it is presently doing with Gateway.

         3.20 OTHER DISCLOSURES. In addition to the other disclosures required hereby, the following documents and information pertaining to Gateway have been made available to T-NETIX:

                  (a) true, correct and complete copies of each policy of insurance maintained by Gateway, together with information on premiums, coverage, insurers, expiration dates and deductibles;

                  (b) the location and name of each bank or other financial institution in which Gateway has an account or line of credit, and the identity of each such account or line of credit, and each bank in which Gateway has a safe deposit box, together with the names of all persons authorized to draw upon or have access thereto;



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                  (c) The Gateway Disclosure Letter lists each corporate or
trade name under which Gateway or its predecessors, if any, has conducted business and the state and county in which any Real Property or personal property of Gateway is located.

                  (d) The Gateway Disclosure Letter lists each power-of-attorney given by or on behalf of Gateway.

         3.21 PARACHUTE PAYMENTS. Any bonuses or other compensation or amounts paid or payable by Gateway, including amounts payable as a result of the transaction contemplated by this Agreement, have not resulted in and will not result in payments to "Disqualified Individuals" (as defined in Section 280G(c) of the Code) of Gateway which, individually or in the aggregate, will constitute "excess parachute payments" (as defined in Section 280G(b) of the Code) resulting in the imposition of the excise tax under Section 4999 of the Code or the disallowance of deductions under Section 280G of the Code.

         3.22 BROKERS AND FINDERS. No person nor entity is entitled to any brokerage commission, finder's fee or like payment in connection with the transactions contemplated in this Agreement.

         3.23 GATEWAY'S KNOWLEDGE. No officer nor director of Gateway has actual knowledge, as of the date hereof, of any state of facts which will have a negative material effect on Gateway, except for such matters as have been disclosed to T-NETIX or its representatives and are contained in the Gateway Disclosure Letter.

         3.24 YEAR 2000 COMPLIANCE.

                  (a) All of the computer hardware, software and information systems, including without limitation the financial, operational and manufacturing systems, used by Gateway are Year 2000 Compliant.

                  (b) The hardware and software sold or licensed by Gateway to customers are Year 2000 Compliant, and the cost to Gateway of replacing products which are not Year 2000 Compliant will not exceed $500,000 after the date hereof.

         3.25 RIGHT OF FIRST REFUSAL. Ameritech Corp has fully relinquished any right of first refusal, first option or other contractual right it had to acquire Gateway, and such relinquishment is binding on Ameritech Corp.

         3.26 TERMINATION OF EXISTING AGREEMENT. The TTDP Royalty Owners have agreed to terminate the TTDP Royalty Agreement on the Closing Date, subject to receipt of the consideration stated in Section 1.2(c) hereof.

         3.27 ACCURACY. The representations and warranties made by Gateway to T-NETIX set forth in this Agreement, the Gateway Disclosure Letter (including any Updated Gateway


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Disclosure Letter (as defined below)) delivered, or to be delivered, to T-NETIX prior to Closing, and the written agreements, instruments and documents delivered and to be delivered pursuant to or in connection with this Agreement and to which T-NETIX has been afforded access, do not include an untrue statement of material fact or fail to state any material fact necessary to make them, when taken together and in light of the circumstances in which they were or are made, not misleading in any material respect.


                                    ARTICLE 4
              ADDITIONAL REPRESENTATIONS AND WARRANTIES OF GATEWAY,
            GATEWAY SHAREHOLDER SIGNATORIES AND GATEWAY SHAREHOLDERS

         Each of the Gateway Shareholder Signatories, as to himself, and Gateway as to all Gateway Shareholders, represents and warrants to T-NETIX that the following statements are true and accurate as of the date hereof:

         4.1 OWNERSHIP OF SHARES. Each of the shares of Gateway Stock is now, and at the Closing will be, owned by each Gateway Shareholder free and clear of any lien, pledge, charge, adverse claim, security interest, encumbrance (including any imposed by law in any jurisdiction), title retention agreement, option or right to purchase of any kind.

         4.2 INVESTMENT REPRESENTATIONS. Each Gateway Shareholder is either an "accredited investor" as defined under Rule 501 of Regulation D under the Securities Act of 1933, as amended (the "Securities Act"), or, alone or with his or her representative(s) has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of an investment in T-NETIX, and in any case is acquiring the T-NETIX Stock solely for the purpose of investment and not with a view to, or for sale in connection with, any distribution thereof. Each Gateway Shareholder Signatory acknowledges that, except as provided in Section 1.6 hereof, the T-NETIX Stock will not be registered under the Securities Act or any state securities laws, and that such T-NETIX Stock may not be transferred or sold except pursuant to the registration provisions of the Securities Act or pursuant to an applicable exemption therefrom and pursuant to state securities laws and regulations, as applicable. Each Gateway Shareholder Signatory acknowledges that the certificate or certificates evidencing the T-NETIX Stock will bear a legend or legends referring to the restrictions on the transferability thereof and any other legends required by applicable law.


                                    ARTICLE 5
                              COVENANTS OF GATEWAY

         5.1 CONDUCT OF BUSINESS. Gateway agrees that, between the date of this Agreement and the Closing Date, except as contemplated by this Agreement or referred to in the Gateway Disclosure Letter, and except as may be necessary to carry out the transactions contemplated by


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this Agreement, or as requested by T-NETIX, Gateway, without T-NETIX's written consent (which consent shall not be unreasonably withheld), will not:

                  (a) amend its Articles of Incorporation or Bylaws;

                  (b) make any change in its practices, operations or policies with respect to the selling goods or services, collecting accounts receivable and/or paying accounts payable;

                  (c) conduct its business in a manner that departs from the manner in which such business was being conducted prior to the date of this Agreement;

                  (d) increase the rate or change the form of compensation payable to any director or officer of Gateway or increase any employee benefits, except for normal increases consistent with past practices;

                  (e) purchase or dispose of any properties or other assets, except in the ordinary course of business;

                  (f) declare, set aside, pay or make any dividend or other distribution in respect of any of Gateway's outstanding shares of capital stock;

                  (g) issue or sell any shares of Gateway's capital stock (whether or not from the treasury) or any other securities; grant any options, convertibility rights, rights to subscribe for shares of capital stock or securities convertible into or exchangeable for shares of capital stock, warrants, calls or other agreements relating to Gateway's capital stock; split up, combine, reclassify, redeem, repurchase or otherwise reacquire any of Gateway's capital stock, or otherwise change its capitalization;

                  (h) except as required by regulation or generally accepted accounting principles, maintain its books of account other than in the usual, regular and ordinary manner on a basis consistent with prior periods, make any change in any of its books, accounting methods or practices, or reclassify any assets or liabilities;

                  (i) cancel, terminate, renew or amend any Material Contract or enter into any contract, agreement, lease, license or commitment, in each case outside the ordinary course of business;

                  (j) invest in certificates of deposit in any one bank if such investments in the aggregate exceed $100,000 at any time;

                  (k) incur any direct or contingent liability for borrowed money or guarantee the monetary obligations of any other person or entity, or make any monetary investment in, advance to or loan to any person or entity other than in the ordinary course of business;



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



                  (l) fail to make maintenance expenditures and maintain inventories in the amounts and at the times required to operate its business in the ordinary course consistent with past practice;

                  (m) implement or adopt any change in its tax methods, principles or elections;

                  (n) fail to pay accounts payable or collect accounts receivable in accordance with past practices;

                  (o) fail to use best efforts to ensure the retention of Gateway's key employees;

                  (p) enter into any transaction outside the ordinary course of business; or

                  (q) agree or commit to do any of the foregoing.

         5.2 CONFIDENTIALITY. Gateway shall hold in strict confidence, and cause its stockholders, Affiliates, directors, officers, employees, agents, attorneys, accountants, financing sources and representatives and those of its Affiliates (collectively, "Gateway Associates") to hold in strict confidence, all documents and information obtained with respect to T-NETIX ("T-NETIX Confidential Information"). Gateway shall not permit any T-NETIX Confidential Information to be utilized or to be disclosed or conveyed to any other person or entity other than Gateway Associates in furtherance of this Agreement. Without limiting the generality of the foregoing, and except as required by law or as contemplated by
Section 7.3, (i) Gateway shall not disclose to any person or entity, and shall not permit any Gateway Associates to disclose to any person or entity, any of the terms or provisions hereof and (ii) except in the ordinary course of business, Gateway shall not contact any customers or employees of T-NETIX, and Gateway shall not permit any Gateway Associates to contact any customers or employees of T-NETIX, without the prior consent of an officer of T-NETIX. This
Section 5.2 shall terminate if and when the Closing occurs in accordance with
Article 1 of this Agreement, or within two years of the date of execution of this Agreement, whichever occurs first. This Section 5.2 shall not apply to (y) information about T-NETIX which is or has become part of the public knowledge or literature, or is or has become generally available to the public, in either case other than as a result of a disclosure by or through Gateway or the Gateway Associates; or (z) information about T-NETIX which was made available to Gateway prior to disclosure by T-NETIX to Gateway, on a nonconfidential basis, by a person or entity that is not subject to this Agreement and that is not known to be obligated to keep such information confidential.

         5.3 ACCESS. Gateway agrees that, between the date of this Agreement and the Closing Date, Gateway shall, after receiving reasonable advance notice from T-NETIX, give T-NETIX and T-NETIX Associates reasonable access (during normal business hours) to all information in Gateway's possession regarding the environmental condition of its Real Property, its intellectual property and to the books, records, contracts and officers of Gateway for the purpose of enabling such parties to further investigate and inspect the business, operations and financial and legal affairs of Gateway.


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         5.4 NO SALE OR TRANSFER OF SHARES. The Gateway Shareholder Signatories
agree that, between the date of this Agreement and the Closing Date, the Gateway Shareholder Signatories shall not, directly or indirectly, sell or otherwise transfer, or agree or commit to transfer any of the shares of Gateway Stock or any interest in or right relating to such shares.

         5.5 NO SHOPPING.

                  (a) Gateway, its officers and directors, and the Gateway Shareholder Signatories will not, and Gateway shall direct and use its best efforts to cause its employees, agents and representatives to not, during the period beginning on the date hereof and continuing through Closing, except to the extent that the board of directors concludes in good faith that it is legally required for the discharge by the board of directors of its fiduciary duties, (i) sell or arrange for the sale of any Gateway capital stock; or (ii) negotiate, solicit or encourage or authorize any person to solicit from any third party any proposals relating to a "Gateway Change of Control," which shall mean the merger or consolidation of Gateway, disposition of the business or all or substantially all the assets of Gateway or the sale of a total of fifty percent (50%) or more of the capital stock of Gateway; or (iii) make any information concerning Gateway available to any person for the purpose of affecting or causing a Gateway Change of Control. This paragraph (a) of Section
5.5 shall not apply to any merger in which Gateway is the surviving corporation and the current shareholders of Gateway are the holders of at least two-thirds of the voting power and economic benefits of Gateway immediately following the merger.

                  (b) In the event Gateway receives any solicitation, proposal or offer from any person relating to a Gateway Change of Control, Gateway shall promptly give written notice to T-NETIX of such event. Notice shall not be deemed promptly given if it is given more than two business days after an officer or the chairman of the board of Gateway has received or been notified of, orally or in writing, any such solicitation, proposal or offer.

         5.6 FILINGS AND CONSENTS. Gateway shall use commercially reasonable efforts to do each of the following:

                  (a) make or give each filing or notice required to be made or given pursuant to any applicable Legal Requirement, Material Contract or Permit by Gateway in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the transactions contemplated hereby; and

                  (b) obtain each consent required to be obtained pursuant to any applicable Legal Requirement, Permit or Material Contract by Gateway or the Gateway Shareholder Signatories in connection with the execution and delivery of any of this Agreement or in connection with the consummation or performance of the transactions contemplated hereby.

         5.7 UPDATED GATEWAY DISCLOSURE LETTER. Between the date of this Agreement and the Closing Date, if Gateway becomes aware of any fact or condition that causes any of the


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



representations and warranties of Gateway and/or the Gateway Shareholders in this Agreement to become untrue, misleading, or inaccurate in any material respect, such party will immediately deliver to T-NETIX an updated Gateway Disclosure Letter ("Updated Gateway Disclosure Letter") setting forth the facts or conditions that cause such representation, warranty, or Gateway Disclosure Letter to become untrue, misleading, or inaccurate.

         5.8 MAXIMUM INDEBTEDNESS. After the termination of the agreement referred to in Section 3.26 hereof, Gateway's Indebtedness at Closing shall not exceed $10,500,000 plus any additions to inventory and any additions to prepaid commissions from the date hereof to the Closing Date. For purposes of this Agreement "Indebtedness" shall mean all long-term, short-term or "line of credit" indebtedness to banks, leasing companies and other third parties, capital lease obligations, accounts receivable financing and overdrafts, including the current portion of such indebtedness, accrued interest thereon, and the amount of any fees, early retirement or pre-payment fees and penalties, and any other amounts due upon the pre-payment thereof.

         5.9 POOLING AND TAX-FREE REORGANIZATION TREATMENT. Gateway shall not intentionally take, fail to take or cause to be taken or not be taken, any action within its control, whether before or after the Closing, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

         5.10 PROXY MATERIALS. Gateway shall cooperate with T-NETIX in preparing the joint proxy statement/offering memorandum referred to in Section 6.8 hereof and shall use commercially reasonable efforts to timely provide all such information to T-NETIX as T-NETIX deems necessary or advisable for preparation and distribution of the same. The information provided shall not contain any material misstatement or omission.


                                    ARTICLE 6
                              COVENANTS OF T-NETIX

         6.1 CONDUCT OF BUSINESS. T-NETIX agrees that, between the date of this Agreement and the Closing Date, except as contemplated by this Agreement or referred to in the T-NETIX Disclosure Letter, and except as may be necessary to carry out the transactions contemplated by this Agreement, T-NETIX without Gateway's written consent (which consent shall not be unreasonably withheld), will not:

                  (a) amend its Articles of Incorporation or Bylaws;

                  (b) make any change in its practices, operations or policies with respect to the selling goods or services, collecting accounts receivable and/or paying accounts payable;

                  (c) conduct its business in a manner that departs from the manner in which such business was being conducted prior to the date of this Agreement;

                  (d) increase the rate or change the form of compensation payable to any director or officer of T-NETIX or increase any employee benefits, except for normal increases consistent with past practices;

                  (e) purchase or dispose of any properties or other assets, except in the ordinary course of business;

                  (f) declare, set aside, pay or make any dividend or other distribution in respect of any of T-NETIX's outstanding shares of capital stock;

                  (g) issue or sell any shares of T-NETIX's capital stock (whether or not from the treasury) or any other securities; grant any options, convertibility rights, rights to subscribe for shares of capital stock or securities convertible into or exchangeable for shares of capital stock, warrants, calls or other agreements relating to T-NETIX's capital stock; split up, combine, reclassify, redeem, repurchase or otherwise reacquire any of T-NETIX's capital stock, or otherwise change its capitalization;

                  (h) except as required by regulation or generally accepted accounting principles, maintain its books of account other than in the usual, regular and ordinary manner on a basis consistent with prior periods, make any change in any of its books, accounting methods or practices, or reclassify any assets or liabilities;

                  (i) cancel, terminate, renew or amend any Material Contract or enter into any contract, agreement, lease, license or commitment, in each case outside the ordinary course of business;

                  (j) invest in certificates of deposit in any one bank if such investments in the aggregate exceed $100,000 at any time;

                  (k) incur any direct or contingent liability for borrowed money or guarantee the monetary obligations of any other person or entity, or make any monetary investment in, advance to or loan to any person or entity other than in the ordinary course of business;

                  (l) fail to make maintenance expenditures and maintain inventories in the amounts and at the times required to operate its business in the ordinary course consistent with past practice;

                  (m) implement or adopt any change in its tax methods, principles or elections;

                  (n) fail to pay accounts payable or collect accounts receivable in accordance with past practices;

                  (o) fail to use best efforts to ensure the retention of T-NETIX's key employees;

                  (p) enter into any transaction outside the ordinary course of business; or

                  (q) agree or commit to do any of the foregoing.

         6.2 CONFIDENTIALITY. T-NETIX shall hold in strict confidence, and cause its stockholders, affiliates, directors, officers, employees, agents, attorneys, accountants, financing sources and representatives and those of its Affiliates (collectively, "T-NETIX Associates") to hold in strict confidence, all documents and information obtained with respect to Gateway ("Gateway Confidential Information," and collectively with the T-NETIX Confidential Information, the "Confidential Information"). T-NETIX shall not permit any Gateway Confidential Information to be utilized or to be disclosed or conveyed to any other person or entity other than T-NETIX Associates in furtherance of this Agreement. Without limiting the generality of the foregoing, and except as required by law or as contemplated by Section 7.3, (i) T-NETIX shall not disclose to any person or entity, and shall not permit any of its T-NETIX Associates to disclose to any person or entity, any of the terms or provisions hereof and (ii) except in the ordinary course of business, T-NETIX shall not contact any customers or employees of Gateway, and T-NETIX shall not permit any T-NETIX Associates to contact any customers or employees of Gateway, without the prior consent of an officer of Gateway. This Section 6.2 shall terminate if and when the Closing occurs in accordance with Article 1 of this Agreement, or within two years of the date of execution of this Agreement, whichever occurs first. This Section
6.2 shall not apply to (y) information about Gateway which is or has become part of the public knowledge or literature, or is or has become generally available to the public, in either case other than as a result of a disclosure by or through T-NETIX or the T-NETIX Associates; or (z) information about Gateway which was made available to T-NETIX prior to disclosure by Gateway to T-NETIX, on a nonconfidential basis, by a person or entity that is not subject to this Agreement and that is not known to be obligated to keep such information confidential.

         6.3 ACCESS. T-NETIX agrees that, between the date of this Agreement and the Closing Date, T-NETIX shall, after receiving reasonable advance notice from Gateway, give Gateway and Gateway Associates reasonable access (during normal business hours) to all information in T-NETIX's possession regarding the environmental condition of its Real Property, its intellectual property and to the books, records, contracts and officers of T-NETIX for the purpose of enabling such parties to further investigate and inspect the business, operations and financial and legal affairs of T-NETIX.

         6.4 NO SHOPPING.

                  (a) T-NETIX, its officers and directors, and the T-NETIX Shareholder Signatories will not, and T-NETIX shall direct and use its best efforts to cause its employees, agents and representatives to not, during the period beginning on the date hereof and continuing through Closing, except to the extent that the board of directors concludes in good faith that it is legally required for the discharge by the board of directors of its fiduciary duties: (i) sell or arrange for the sale of any T-NETIX capital stock; or (ii) negotiate, solicit or encourage or authorize any person to solicit from any third party any proposals relating to a "T-NETIX Change of Control," which shall mean the merger or consolidation of T-NETIX, disposition of the business or all or substantially all the assets of T-NETIX or the sale of a total of fifty percent (50%) or more of the capital stock of T-NETIX; or (iii) make any information concerning T-NETIX available to any person for the purpose of affecting or causing a T-NETIX Change of Control. This paragraph (a) of Section 6.4 shall not apply to any merger in which T-NETIX is the surviving corporation and the current shareholders of T-NETIX are the holders of at least two-thirds of the voting power and economic benefits of T-NETIX immediately following the merger.

                  (b) In the event T-NETIX receives any solicitation, proposal or offer from any person relating to a T-NETIX Change of Control, T-NETIX shall promptly give written notice to Gateway of such event. Notice shall not be deemed promptly given if it is given more than two business days after an officer or the chairman of the board of T-NETIX has received or has been notified of, orally or in writing, any such solicitation, proposal or offer.

         6.5 FILINGS AND CONSENTS. T-NETIX shall use commercially reasonable efforts to do each of the following:

                  (a) make or give each filing or notice required to be made or given pursuant to any applicable Legal Requirement by T-NETIX in connection with the execution and delivery of this Agreement or in connection with the consummation or performance of any of the transactions contemplated hereby; and

                  (b) obtain each consent required to be obtained by T-NETIX pursuant to any applicable Legal Requirement or material contract to which T-NETIX is a party or by which it is bound in connection with the execution and delivery of any of this Agreement or in connection with the consummation or performance of the transactions contemplated hereby.

         6.6 UPDATED T-NETIX DISCLOSURE LETTER. Between the date of this Agreement and the Closing Date, if T-NETIX becomes aware of any fact or condition that causes any of the representations and warranties of T-NETIX in this Agreement to become untrue, misleading, or inaccurate in any material respect, T-NETIX will immediately deliver to Gateway an updated T-NETIX Disclosure Letter ("Updated T-NETIX Disclosure Letter") setting forth the facts or conditions that cause such representation, warranty, or T-NETIX Disclosure Letter to become untrue, misleading, or inaccurate.

         6.7 POOLING AND TAX-FREE REORGANIZATION TREATMENT. T-NETIX shall not intentionally take, fail to take or cause to be taken or not be taken, any action within its control, whether before or after the Closing, which would disqualify the Merger as a "pooling of interests" for accounting purposes or as a "reorganization" within the meaning of Section 368(a) of the Code.

         6.8 PROXY MATERIALS. T-NETIX shall use commercially reasonable efforts to prepare a joint proxy statement/offering memorandum for (i) the special meeting of Gateway Shareholders


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



to be held pursuant to Section 1.1(a) hereof, (ii) the special meeting of T-NETIX Shareholders to be held pursuant to Section 1.1(b) hereof, and (iii) offering the T-NETIX Stock to be issued pursuant to the Merger. Such joint proxy statement/offering memorandum shall comply with all applicable Legal Requirements and shall be filed with the SEC pursuant to the Securities Exchange Act of 1934 and the rules thereunder.


                                    ARTICLE 7
                            COVENANTS OF ALL PARTIES

         The parties hereto agree that:

         7.1 COMMERCIALLY REASONABLE EFFORTS; FURTHER ASSURANCES. Subject to the terms and conditions of this Agreement, each party will use commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary or desirable under applicable Legal Requirements to consummate the transactions contemplated by this Agreement. Gateway and T-NETIX all agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated by this Agreement.

         7.2 CERTAIN FILINGS, ETC. Gateway and T-NETIX shall cooperate with one another (a) in determining whether any action by or in respect of, or filing with, any governmental body, agency, official or authority is required, or any actions, consents, approvals or waivers are required to be obtained from parties to any material contracts, in connection with the consummation of the transactions contemplated by this Agreement and (b) in taking such actions or making any such filings, in furnishing such information as may be required in connection therewith, and in seeking timely to obtain any such actions, consents, approvals or waivers.

         7.3 PUBLIC ANNOUNCEMENTS. The parties agree not to issue any press release or make any public statement with respect to this Agreement or the transactions contemplated hereby prior to the Closing without the prior consent of T-NETIX and Gateway (which consent shall not be unreasonably withheld or delayed), except to the extent that any party hereto is required by law to make any such disclosure and such party notifies the other parties hereto a reasonable time before making such disclosure of the nature and content of the intended disclosure, and consults with such other parties regarding the nature and content of such disclosure.

         7.4 HART-SCOTT-RODINO FILING. The parties shall cooperate in making any necessary filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 (the "HSR Act"), and if appropriate, in seeking early termination of any waiting periods thereunder. The costs of such filing shall be shared equally by the parties.




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
         7.5 AFFILIATES.


                  (a) Promptly, but in any event within fifteen (15) days, after the execution and delivery of this Agreement, (i) Gateway shall deliver to T-NETIX (x) a letter identifying all persons who, to the knowledge of Gateway, may be deemed to be affiliates of Gateway pursuant to Rule 145 under the Securities Act, including without limitation all directors and executive officers of Gateway and (y) a letter identifying all persons who, to the knowledge of Gateway, may be deemed to be affiliates of Gateway as that term (affiliate) is used for purposes of qualifying for pooling-of-interests accounting treatment; and (ii) T-NETIX shall identify to Gateway all persons who, to the knowledge of T-NETIX, may be deemed affiliates of T-NETIX as that term (affiliate) is used for purposes of qualifying for pooling-of-interests accounting treatment.

                  (b) Gateway shall cause each director of Gateway to, and Gateway shall use its best efforts to cause each executive officer of Gateway and each other person who may be deemed an affiliate of Gateway (pursuant to either Rule 145 under the Securities Act or the accounting treatment rules) to execute and deliver to T-NETIX within 30 days after the execution and delivery of this Agreement, a letter substantially in the form of Exhibit B hereto agreeing to be bound by the restrictions of Rule 145 and agreeing to be bound by the rules which permit the Merger to be treated as a pooling-of-interests for accounting purposes. In addition, T-NETIX shall cause each director of T-NETIX, and T-NETIX shall use its best efforts to cause each executive officer of T-NETIX and each other person who may be deemed an affiliate of T-NETIX (as that term is used for purposes of qualifying for pooling-of-interests) to execute and deliver to Gateway within thirty (30) days after the execution and delivery of this Agreement, a letter in which such persons agree to be bound by the rules which permit the Merger to be treated as a pooling-of-interests for accounting purposes.

                  (c) T-NETIX agrees to publish financial results covering at least 30 days of combined operations of T-NETIX and Gateway as soon as practicable after the Effective Time.


                                    ARTICLE 8
                              CONDITIONS TO CLOSING

         8.1 CONDITIONS FOR THE BENEFIT OF T-NETIX. The obligation of T-NETIX to consummate the transactions contemplated hereby is subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived by T-NETIX in whole or in part):

                  (a) Accuracy of Representations and Warranties. The representations and warranties set forth in Articles 3 and 4 being true and accurate as of the date of this Agreement and true and accurate in all material respects (except representations and warranties which are themselves qualified as to materiality, which shall be true and accurate in all respects) as of the Closing Date with the same effect as though made on and as of the Closing Date, except to the extent that (a) any of such representations and warranties refers specifically to a date other than the Closing Date or (b) the accuracy of any of such representations and warranties is affected by any of the transactions contemplated by this Agreement.

                  (b) Performance. Gateway having performed all obligations required by this Agreement to be performed by Gateway on or before the Closing Date, including without limitation the covenants set forth in Article 5.

                  (c) Certificate. T-NETIX having received from any duly authorized officer of Gateway a certificate dated the Closing Date confirming that the conditions in Sections 8.1(a) and (b) have been met. Such certificate shall be deemed a representation and warranty hereunder.

                  (d) No Injunction. There not being in effect, at the Closing, any injunction or other binding order of any court or other tribunal having jurisdiction over T-NETIX that prohibits the consummation of the transactions contemplated in this Agreement.

                  (e) No Material Adverse Effect. There having been no Material Adverse Effect on Gateway since November 30, 1998.

                  (f) Approvals and Consents. All required approvals of Gateway Shareholders and all required consents, licenses, approvals, estoppel certificates, releases of encumbrances, acknowledgments of payment in full and authorizations, as set forth in the Gateway Disclosure Letter, having been obtained and delivered to T-NETIX.

                  (g) Legal Opinions. T-NETIX having received from counsel to Gateway an opinion in form and substance reasonably satisfactory to T-NETIX.

                  (h) Certificate of Secretary. Gateway having delivered a certificate, signed by the secretary of Gateway, certifying (i) current copies, as amended, of the Articles of Incorporation and Bylaws of Gateway and the resolutions of the board of directors and shareholders of Gateway authorizing this Agreement and the transactions contemplated hereby.

                  (i) Employment/Non-competition Agreements. Richard E. Cree having executed an employment agreement in the form attached as Exhibits D-1 (the "Employment Agreement").

                  (j) Non-competition Agreements. W. P. Buckthal, Irvin Wall and James B. Franklin having executed non-competition agreements in the form attached as Exhibit E (the "Non-competition Agreements").

                  (k) Tax Opinion. T-NETIX shall have received an opinion (the "Tax Opinion") from Rothgerber Johnson & Lyons LLP, counsel to T-NETIX, that the Merger will result in a reorganization (as defined in Section 368(c) of the Code) and that accordingly no gain or loss will be recognized for federal income tax purposes by the T-NETIX Shareholders or the Gateway Shareholders in the Merger.

                  (l) Good Standing and Tax Certificates. Gateway having delivered to T-NETIX a Good Standing Certificate along with a Tax Certificate, if appropriate, for Gateway dated as of the Closing Date.

                  (m) Investor Representation Letter. All Gateway Shareholders having executed a letter in the form of Exhibit F stating that they have no present intention to sell or transfer the T-NETIX Stock to be received in the Merger, and that they will not sell such T-NETIX Stock except pursuant to an effective registration statement or an exemption therefrom..

                  (n) Pooling of Interests. T-NETIX having received from its independent accountants an opinion that the Merger will qualify for treatment as a pooling-of-interests under GAAP.

                  (o) Royalty Agreement. The TTDP Royalty Agreement having been duly and validly terminated effective as of the Effective Time for an amount equal to no more than 375,339 shares of T-NETIX Stock to be paid pursuant to
Section 1.2(c) hereof.

                  (p) HSR Act. Any waiting period applicable to the Merger under the HSR Act shall have expired or earlier termination thereof shall have been granted and no action shall have been instituted by either the United States Department of Justice or the Federal Trade Commission to prevent the consummation of the transactions contemplated by this Agreement or to modify or amend such transactions in any material manner or, if any such action shall have been instituted, it shall have been withdrawn or a final judgment shall have been entered against such Department or Commission, as the case may be.

                  (q) No Discovery. T-NETIX not being informed of or otherwise having discovered any matter or matters which would represent a Material Adverse Effect on Gateway.

                  (r) Audited Financial Statements. T-NETIX having received from Gateway audited financial statements, including balance sheet and related statements of income, retained earnings and cash flows, including notes thereto, as of and for the year ended December 31, 1998, accompanied by the independent auditor's report of KPMG LLP, independent certified public accountants, and such financial statements do not reflect a Material Adverse Effect on Gateway since November 30, 1998.

                  (s) Dissenting Gateway Shareholders. Holders of less than 7% of the shares of Gateway Stock outstanding becoming Dissenting Gateway Shareholders hereunder.

         8.2 CONDITIONS FOR THE BENEFIT OF GATEWAY. The obligation of Gateway to consummate the transactions that are to be consummated at the Closing is subject to the satisfaction, as of the Closing Date, of the following conditions (any of which may be waived by Gateway in whole or in part by Gateway.

                  (a) Accuracy of Representations and Warranties. The representations and warranties of T-NETIX set forth in Article 2 being true and accurate as of the date of this Agreement, and true and accurate in all material respects (except representations and warranties which are themselves qualified as to materiality, which shall be true and accurate in all respects) as of the Closing Date with the same effect, as though made on and as of the Closing Date, except to the extent that (a) any of such representations and warranties refers specifically to a date other than the Closing Date or (b) the accuracy of any of such representations and warranties is affected by any of the transactions contemplated by this Agreement.

                  (b) Performance. T-NETIX having performed all obligations required by this Agreement to be performed by T-NETIX on or before the Closing Date, including without limitation the covenants set forth in Article 6.

                  (c) Certificate. Gateway having received from a duly authorized officer of T-NETIX a certificate dated the Closing Date confirming that the conditions in Sections 8.2(a) and (b) have been met. Such certificate shall be deemed a representation and warranty hereunder.

                  (d) No Injunction. There not being in effect, at the Closing, any injunction or other binding order of any court or other tribunal having jurisdiction over Gateway that prohibits the consummation of the transactions contemplated by this Agreement.

                  (e) No Material Adverse Effect. There having been no Material Adverse Effect on T-NETIX since October 31, 1998.

                  (f) Approvals and Consents. All required approvals of T-NETIX Shareholders and all required consents, licenses, approvals, estoppel certificates, releases of encumbrances, acknowledgments of payment in full and authorizations, as set forth in the T-NETIX Disclosure Letter, having been obtained and delivered to Gateway.

                  (g) Legal Opinion. Gateway having received from counsel to T-NETIX an opinion in substantially the form of Exhibit G attached hereto.

                  (h) Employment Agreements. T-NETIX having executed and delivered Employment Agreement.

                  (i) Non-competition Agreements. T-NETIX having executed and delivered the Non-competition Agreements.

                  (j) Tax Opinion. Gateway shall have received the Tax Opinion.

                  (k) Good Standing and Tax Certificates. T-NETIX having delivered to Gateway a Good Standing Certificate along with a Tax Certificate, if appropriate, for T-NETIX dated as of the Closing Date.

                  (l) Pooling of Interests. T-NETIX having received from its independent accountants an opinion that the Merger will qualify for treatment as a pooling-of-interests under GAAP.

                  (m) HSR Act. Any waiting period applicable to the Merger under the HSR Act shall have expired or earlier termination thereof shall have been granted and no action shall have been instituted by either the United States Department of Justice or the Federal Trade Commission to prevent the consummation of the transactions contemplated by this Agreement or to modify or amend such transactions in any material manner or, if any such action shall have been instituted, it shall have been withdrawn or a final judgment shall have been entered against such Department or Commission, as the case may be.

                  (n) No Discovery. Gateway not being informed of or otherwise having discovered any matter or matters which would represent a Material Adverse Effect on T-NETIX.


                                    ARTICLE 9
                             POST-CLOSING COVENANTS

         9.1 ADDITIONAL FUNDING. T-NETIX agrees to provide such funding to Gateway after the Closing as may be necessary for Gateway to pay its Indebtedness as such Indebtedness shall become due.

         9.2 SERVICE CREDIT. For purposes of vesting of employee benefits, including retirement and stock option benefits, in calculating the term of service for each person who is an employee of Gateway immediately after the Effective Time, T-NETIX shall include such person's term of service with Gateway as shown on Gateway's records for such employee at the Effective Time.

         9.3 BOARD OF DIRECTORS. T-NETIX shall cause the appointment of Richard
E. Cree and W. P. Buckthal to the Board of Directors of T-NETIX effective on the Closing Date. The term of Richard E. Cree's directorship shall expire at the 2002 annual meeting of the T-NETIX shareholders, and the term of W. P. Buckthal's directorship shall expire at the 2001 annual meeting of the T-NETIX shareholders. In the event a vacancy occurs in the Board of Directors of T-NETIX for any reason including an increase in the number of directors, the vacancy shall be filled by an individual mutually agreed upon by the directors appointed pursuant to this Agreement and the T-NETIX Shareholder Signatories.


                                   ARTICLE 10
                            TERMINATION OF AGREEMENT

         10.1 RIGHT TO TERMINATE AGREEMENT. This Agreement may be terminated prior to the Closing:

                  (a) by the mutual agreement of Gateway and T-NETIX;

                  (b) by T-NETIX at any time after May 31, 1999, if any condition set forth in Section 8.1 shall not have been satisfied or waived and T-NETIX is not in material breach of this Agreement;

                  (c) by Gateway at any time after May 31, 1999, if any condition set forth in Section 8.2 shall not have been satisfied or waived and Gateway is not in material breach of this Agreement;

                  (d) by T-NETIX or Gateway if any Updated Disclosure Letter of the other party causes any representation or warranty of such other party in this Agreement to be inaccurate in any material respect;

                  (e) by T-NETIX pursuant to its Board of Directors' fulfillment of its fiduciary duties as contemplated by Section 6.4 hereof; or

                  (f) by Gateway pursuant to its Board of Directors' fulfillment of its fiduciary duties as contemplated by Section 5.5 hereof.

         10.2 EFFECT OF TERMINATION. Upon the termination of this Agreement pursuant to Section 10.1:

                  (a) Each party shall promptly destroy or cause to be returned to the other all Confidential Information of the other party, including any copies made by or supplied to such party or any of such party's Associates of any such Confidential Information;

                  (b) Each party shall pay its own costs and expenses and no party hereto shall have any obligation or liability to the other parties hereto; provided, however that the parties hereto shall remain bound by the provisions of Sections 5.2, 6.2 and 7.3.

         10.3 DAMAGES.

                  (a) In the event that (i) Gateway effectuates a Gateway Change of Control as described in Section 5.5 hereof; (ii) T-NETIX terminates this Agreement as a result of an intentional breach by Gateway or the Gateway Shareholder Signatories of a representation, warranty or covenant hereof and within one year following such termination Gateway effectuates a Gateway Change of Control; or (iii) Gateway does not take the steps required to close the transactions contemplated by this Agreement when all conditions for the benefit of Gateway have been satisfied or waived, and within one year after the earliest date on which all conditions for the benefit of Gateway were satisfied or waived Gateway effectuates a Gateway Change of Control, then, in addition to any damages which may be available to T-NETIX at law or in equity, Gateway shall pay to T-NETIX the amount of $5,000,000 in immediately available funds.

                  (b) In the event that (i) T-NETIX effectuates a T-NETIX Change of Control as described in Section 6.4 hereof; (ii) Gateway terminates this Agreement as a result of an intentional breach by T-NETIX or the T-NETIX Shareholder Signatories of a representation, warranty or covenant hereof and within one year following such termination T-NETIX effectuates a T-NETIX Change of Control; or (iii) T-NETIX does not take the steps required to close the transactions contemplated by this Agreement when all conditions for the benefit of T-NETIX have been satisfied or waived, and within one year after the earliest date on which all conditions for the benefit of T-NETIX were satisfied or waived T-NETIX effectuates a T-NETIX Change of Control, then, in addition to any damages which may be available to Gateway at law or in equity, T-NETIX shall pay to Gateway the amount of $5,000,000 in immediately available funds.


                                   ARTICLE 11
                        CERTAIN REMEDIES AND LIMITATIONS

         11.1 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations and warranties made by T-NETIX, the T-NETIX Shareholder Signatories, Gateway or the Gateway Shareholder Signatories in this Agreement, in any Disclosure Letter or in any certificate delivered pursuant hereto, shall survive the Closing until the earlier of the first anniversary of the Closing Date or the date of publication of the first annual combined audited financial statements of Gateway and T-NETIX, provided that there shall be no termination of the obligation to indemnify for a Claim involving any such representation or warranty provided a Claim Notice (as defined in Section 11.6) has been delivered prior to such date. The representations and warranties of any party shall be unaffected by any investigation made by or on behalf of the other parties or by knowledge obtained as a result thereof or otherwise.

         11.2 INDEMNIFICATION BY T-NETIX.

                  (a) T-NETIX will indemnify and hold harmless Gateway Shareholders and their respective affiliates, officers, directors, partners, stockholders, agents, representatives, consultants and employees, and all of their respective heirs, successors and permitted assigns (collectively, the "Gateway Shareholder Indemnified Parties"), from and against the net amount (determined after deduction of the amount of any insurance proceeds recovered):

                           (i) of any and all liabilities, obligations, losses, damages, diminutions of value, actions, Claims, liens and deficiencies of any kind or nature ("Losses") which exist, or which are imposed on, incurred by or asserted against any one or more of the Gateway Shareholder Indemnified Parties based upon, resulting from or arising out of or as to which there was any breach or inaccuracy of any representation, warranty, statement, certification, agreement, obligation or covenant made by T-NETIX in this Agreement, any T-NETIX Disclosure Letter, any T-NETIX Related Agreement or in any other written document;

                           (ii) of any costs or expenses (including, without limitation, settlement costs and reasonable attorneys', accountants' and experts' fees and court costs) incurred by Gateway Shareholder Indemnified Parties in connection with any of the foregoing (including, without limitation, any reasonable cost or expense incurred by Gateway Shareholder Indemnified Parties in enforcing their rights pursuant to this Section 11.2).

         Any indemnification obligation pursuant to this Section 11.2(a) is for purposes of this Agreement defined as a "Gateway Shareholder Indemnified Obligation."

                  (b) The Gateway Shareholders' Representative shall not be required to make any claim or demand on behalf of the Gateway Shareholder Indemnified Parties against any other person or entity prior to the making of any claim or demand for indemnification or at any other time.

         11.3 LIMITATIONS ON LIABILITY OF T-NETIX.

                  (a) Except in the event of knowing and willful misrepresentation and notwithstanding anything to the contrary in this Agreement, the total amount of indemnification payments that T-NETIX may be required to make hereunder shall be limited in the aggregate to the T-NETIX Reserve Shares, which is the sole source of Gateway Shareholders' indemnification and T-NETIX's cumulative liability shall in no event exceed the T-NETIX Reserve Shares.

                  (b) No payment shall be required to be made for Gateway Shareholder Indemnified Obligations unless a Claim Notice with respect thereto has been delivered to T-NETIX on or prior to the earlier of the first anniversary of the Closing or of the date of publication of the first annual combined audited financial statements of Gateway and T-NETIX.

                  (c) Notwithstanding anything to the contrary in this Agreement, and except for willful, knowing or intentional breaches of the representations and warranties contained herein, no claim for indemnification may be made on behalf of any Gateway Shareholder Indemnified Party unless and until the aggregate amount of Losses and/or other amounts claimed for indemnification on behalf of the Gateway Shareholder Indemnified Parties exceeds $500,000.

         11.4 INDEMNIFICATION BY GATEWAY SHAREHOLDERS.

                  (a) T-NETIX and its Affiliates and their respective officers, directors, shareholders, agents, representatives, consultants, employees and affiliates, and all of their respective heirs, successors and permitted assigns (collectively, the "T-NETIX Indemnified Parties") shall be indemnified and held harmless, severally, in proportionately in accordance with their interests, by the Gateway Shareholders entitled to receive the Merger Consideration, against and in respect of the net amount (determined after deduction of the amount of any insurance proceeds recovered):

                           (i) of any and all Losses which exist, or which are imposed on, incurred by or asserted against any one or more of the T-NETIX Indemnified Parties, based upon, resulting from or arising out of, or as to which there was, any breach or inaccuracy of any representation, warranty, statement, certification, agreement, obligation or covenant made by Gateway or any Gateway Shareholder Signatory in this Agreement, any Gateway Related Agreement, any Gateway Disclosure Letter or in any other written document;

                           (ii) of any costs or expenses (including, without limitation, settlement costs and reasonable attorneys', accountants' and experts' fees and court costs) incurred by T-NETIX Indemnified Parties in connection with any of the foregoing (including, without limitation, any reasonable cost or expense incurred by T-NETIX Indemnified Parties in enforcing their rights pursuant to this Section 11.4).

         Any indemnification obligation pursuant to this Section 11.4(a) is for purposes of this Agreement defined as a "T-NETIX Indemnified Obligation."

                  (b) No T-NETIX Indemnified Party shall be required to make any claim or demand against any other person or entity prior to the making of any claim or demand for indemnification or at any other time.

         11.5 LIMITATIONS ON LIABILITIES OF GATEWAY SHAREHOLDERS.

                  (a) Except in the event of a knowing and willful misrepresentation and notwithstanding anything to the contrary in this Agreement, the total amount of indemnification payments that the Gateway Shareholders may be required to make hereunder shall be limited in the aggregate to the Gateway Holdback Shares, which is the sole source of T-NETIX's indemnification and the Gateway Shareholders' cumulative liability shall in no event exceed the Gateway Holdback Shares.

                  (b) No payment shall be required to be made for T-NETIX Indemnified Obligations unless a Claim Notice with respect thereto has been delivered to the Gateway Shareholders' Representative on or prior to the earlier of the first anniversary of the Closing Date or of the date of publication of the first annual combined audited financial statements of Gateway and T-NETIX.

                  (c) Notwithstanding anything to the contrary in this Agreement, and except for willful, knowing or intentional breaches of the representations and warranties contained herein, no claim for indemnification may be made by any T-NETIX Indemnified Party unless and until the aggregate amount of Losses and/or other amounts claimed for indemnification by T-NETIX Indemnified Parties exceeds $500,000.




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
         11.6 INDEMNIFICATION CLAIMS.


                  (a) If either a T-NETIX Indemnified Party, on the one hand, or the Gateway Shareholders' Representative on behalf of a Gateway Shareholder Indemnified Party, on the other hand, (the "Claimants") wishes to assert an indemnification claim hereunder (an "Indemnification Claim"), the Claimant shall deliver to the Gateway Shareholders' Representative, if a T-NETIX Indemnified Party, or to T-NETIX, if the Claimant is the Gateway Shareholders' Representative on behalf of a Gateway Shareholder Indemnified Party, a written notice (a "Claim Notice") setting forth:

                           (i) the matter giving rise to the Indemnification Claim,

                           (ii) a detailed description of all of the facts and circumstances known to Claimant giving rise to the Indemnification Claim, and

                           (iii) a detailed description of, and a reasonable estimate of the total amount of, the monetary amounts actually incurred or expected to be incurred for which indemnification is sought.

                  (b) T-NETIX Indemnified Parties and Gateway Shareholder Indemnified Parties are referred to herein as "Indemnified Parties," and the persons from whom indemnification may be sought pursuant to this Section 11.6 are referred to as the "Indemnifying Parties." Where the Indemnified Parties or the Indemnifying Parties are, or are related to, the Gateway Shareholders, the actions described herein shall be taken on their behalf by the Gateway Shareholders' Representative. Within twenty (20) days after receipt of any Claim Notice, the Indemnifying Parties will (i) acknowledge in writing their responsibility for all or part of such matter for which indemnification is sought under this Article 11, and will either (x) pay or otherwise satisfy the portion of such matter as to which responsibility is acknowledged, or (y) take such other action as is reasonably satisfactory to the Indemnified Party to provide reasonable security or other assurances for the performance of their obligations hereunder, and/or (ii) give written notice to the Indemnified Party of their intention to dispute or contest all or part of such responsibility. Upon delivery of such notice of intention to contest, the parties will negotiate in good faith to resolve as promptly as possible any dispute as to responsibility for, or the amount of, any such matter. The T-NETIX Reserve Shares or the Gateway Holdback Shares, as the case may be, shall be valued for the purpose of any Indemnification Claim at the average closing price of T-NETIX Stock for the five trading days immediately preceding the satisfaction of such Indemnification Claim.

         11.7 DEFENSE OF THIRD-PARTY ACTIONS. If an Indemnified Party receives notice or otherwise obtains Knowledge of any Claim or any threatened Claim that may give rise to an Indemnification Claim against an Indemnifying Party, then the Indemnified Party shall promptly deliver to the Indemnifying Party a written notice describing such Claim in reasonable detail. The untimely delivery of such written notice by the Indemnified Party to the Indemnifying Party shall relieve the Indemnifying Party of liability with respect to such Claim to the extent it has been prejudiced by lack of timely notice under this Article 11 with respect to such Claim. The Indemnifying Party shall have the right, at its option, to assume the defense of any such Claim with its own counsel, reasonably satisfactory to the Indemnified Party, provided that the Indemnifying Party may not assume the defense of any Claim unless there are sufficient Gateway Holdback Shares or T-NETIX Reserve Shares, as applicable, to fully indemnify Indemnified Party against the amount of such Claim and all other pending Claims against the Gateway Holdback Shares or T-NETIX Reserve Shares, as applicable. If the Indemnifying Party elects to assume the defense of any such Claim, then:

                  (a) notwithstanding anything to the contrary contained in this Agreement, the Indemnifying Party shall not be required to pay or otherwise indemnify the Indemnified Party against any attorneys' fees or other expenses incurred on behalf of the Indemnified Party in connection with such matter following the Indemnifying Party's election to assume the defense of such matter so long as the Indemnifying Party continues to diligently conduct such defense;

                  (b) the Indemnified Party shall make available to the Indemnifying Party all books, records and other documents and materials that are under the direct or indirect control of the Indemnified Party or any of the Indemnified Party's Associates that the Indemnifying Party considers such necessary or desirable for the defense of such matter at the expense of the Indemnifying Party and shall make available to the Indemnifying Party reasonable access to Indemnified Party's personnel;

                  (c) the Indemnified Party shall execute such documents and take such other actions as the Indemnifying Party may reasonably request for the purpose of facilitating the defense of, or any settlement, compromise or adjustment relating to, such Claim (with the Indemnifying Party to reimburse Indemnified Party for third-party, out-of-pocket expenses) and the Indemnified Party shall not be required to take any such action or execute any document which imposes any equitable or unindemnified liability remedy on any Indemnified Party or would adversely affect the business or operations of T-NETIX or Gateway;

                  (d) the Indemnified Party shall otherwise fully cooperate as reasonably requested by the Indemnifying Party in the defense of such Claim (with the Indemnifying Party to reimburse Indemnified Party for third-party, out-of-pocket expenses); and

                  (e) the Indemnified Party shall not admit any liability with respect to such Claim.

         If the Indemnifying Party fails or refuses to assume the defense of such Claim, then the Indemnified Party shall proceed diligently to defend such Claim with the assistance of counsel, and the Indemnifying Party shall thereafter reimburse Indemnified Party on a current basis, in accordance with the procedures set forth in this Agreement, as requested by Indemnified Party for all costs and expenses of defense for which Indemnified Party is entitled to indemnification pursuant to the terms of this Agreement. No third-party Claim may be settled by the Indemnified Party without notice to, and the written consent of, the Indemnifying Party which consent must not be unreasonably withheld. If such consent is not given, or written notice that it is being withheld and the reasons therefor has not been received by the Indemnified Party within 15 days


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



after such notice has been received by the Indemnifying Party, the consent of the Indemnifying Party to such settlement shall be deemed given.

         11.8 SUBROGATION. To the extent that the Indemnifying Party makes or is required to make any indemnification payment to any Indemnified Party, the Indemnifying Party shall be entitled to exercise, and shall be subrogated to, any rights and remedies (including rights of indemnity, rights of contribution and other rights of recovery) that the Indemnified Party or any of the Indemnified Party affiliates may have against any other person (other than any T-NETIX Indemnified Party or Gateway Shareholder Indemnified Party) with respect to any Losses, circumstances or matters to which such indemnification payment is directly or indirectly related. The Indemnified Party shall permit the Indemnifying Party to use the name of the Indemnified Party and the names of the Indemnified Party's affiliates in any transaction or in any proceeding or other matter involving any of such rights or remedies; and the Indemnified Party shall take such actions as the Indemnifying Party may reasonably request for the purpose of enabling the Indemnified Party to perfect or exercise the Indemnifying Party's right of subrogation hereunder.

         11.9 EXCLUSIVITY. The right of each party hereto to assert Indemnification Claims and receive indemnification payments pursuant to this
Article 11 shall be the sole and exclusive right and remedy exercisable by any person or entity entitled to indemnification hereunder with respect to any breach by the other party hereto of any representation or warranty or any other indemnity obligation hereunder, except as provided in Section 10.3 hereof.

         11.10 RETENTION OF RECORDS. From and after the Closing Date, T-NETIX shall preserve, and shall cause Gateway to preserve, all books, records and other documents, materials and information relevant to the representations, warranties and covenants set forth in this Agreement until the later of three
(3) years following the Closing Date or for such longer period as the rights of the parties hereunder may exist. At all times after the Closing Date, T-NETIX and Gateway shall give Gateway Shareholders and Gateway Associates reasonable access to such books, records and other documents, materials and information of T-NETIX and Gateway relating to the operation of the business of T-NETIX and Gateway up to and including the Closing Date.


                                   ARTICLE 12
                                  MISCELLANEOUS

         12.1 MATERIALITY. For purposes of this Agreement, a contract, obligation, liability, transaction, change, breach, encumbrance, proceeding, untruth, inaccuracy or other matter or event shall not be deemed "material" if the monetary amount involved is less than $250,000, or, if more than one such matter or event, $500,000 in the aggregate. A "Material Adverse Effect" is any adverse effect on the business, operations, assets, Material Contracts or financial condition or results of a company unless the effect can reasonably be expected to result in less than a $500,000 effect on the financial condition or results of operation of such company or the effect is due to general changes in the economy or the business the company.

         12.2 NOTICES; ETC. All notices, instructions and other communications given hereunder or in connection herewith shall be in writing. Any such notice, instruction or communication shall be sent either (i) by registered or certified mail, return receipt requested, postage prepaid, or (ii) via a reputable nationwide overnight courier service, in each case to the address set forth below. Any such notice, instruction or communication shall be deemed to have been delivered three business days after it is sent postage prepaid, or one business day after it is sent via a reputable nationwide overnight courier service.

If to T-NETIX or TAC to:
                                    T-NETIX, Inc.
                                    67 Inverness Drive East, Suite 100
                                    Englewood, CO 80112
                                    Attention: Alvyn A. Schopp
                                    Tel: (303) 790-9111
                                    Fax: (303) 790-9540

with a copy to:                     Herbert H. Davis III, Esq.
                                    Rothgerber Johnson & Lyons LLP
                                    1200 17th Street, Suite 3000
                                    Denver, CO 80202
                                    Tel: (303) 623-9000
                                    Fax: (303) 623-9222

If to Gateway Shareholders' Representative, to:

                                    Richard E. Cree
                                    1544 Valwood Parkway, Suite 102
                                    Carrollton, TX 75006
                                    Tel:
                                    Fax: (650) 494-1417

With a copy to:                     Fenwick & West LLP
                                    Two Palo Alto Square
                                    Palo Alto, CA 94306
                                    Attention: Kevin Kelso
                                    Tel: (650) 494-0600
                                    Fax: (650) 494-1417

If to Gateway, to:                  1544 Valwood Parkway, Suite 102
                                    Carrollton, TX 75006
                                    Attention: Richard E. Cree
                                    Tel:
                                    Fax: (650) 494-1417

With a copy to:                     Fenwick & West LLP
                                    Two Palo Alto Square
                                    Palo Alto, CA 94306
                                    Attention: Kevin Kelso
                                    Tel: (650) 494-0600
                                    Fax: (650) 494-1417

or, in each case, to such other address as may be specified in writing to the other parties.

         Any party may give any notice, instruction or communication in connection with this Agreement using any other means (including personal delivery, telecopy or ordinary mail), but no such notice, instruction or communication shall be deemed to have been delivered unless and until it is actually received by the party to whom it was sent. Any party may change the address to which notices, instructions or communications are to be delivered by giving the other parties to this Agreement notice thereof in the manner set forth in this Section 12.3.

         12.3 ASSIGNMENT. No party may assign or otherwise transfer this Agreement or any of his or its rights hereunder to any person or entity.

         12.4 ENTIRE AGREEMENT; AMENDMENT; GOVERNING LAW; ETC. This Agreement (together with the Exhibits and Disclosure Letters) embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof. This Agreement may be amended, modified, waived, discharged or terminated only by (and any consent hereunder shall be effective only if contained in) an instrument in writing signed by the party against which enforcement of such amendment, modification, waiver, discharge, termination or consent is sought. This Agreement shall be construed in accordance with and governed by the laws of the State of Colorado as it applies to contracts to be performed entirely within the State of Colorado. No representation or warranty (either express, implied or otherwise) is being made by any party with respect to the subject matter hereof other than as expressly set forth herein.

         12.5 COUNTERPARTS. This Agreement may be executed in several counterparts, each of which is an original, but all of which shall constitute one instrument.

         12.6 THIRD-PARTY RIGHTS. The parties do not intend to confer any benefit hereunder on any person or entity other than the parties hereto, the Gateway Shareholders, the Indemnified Parties and their respective successors in interest.

         12.7 RECITALS AND EXHIBITS. Each of the Recitals and Exhibits included herein or referred to herein and attached hereto is an integral part of this Agreement and is incorporated herein by this reference.

         12.8 PRONOUNS. All pronouns and any variations thereof used in this Agreement shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as appropriate.

         12.9 AUTHORITY AND EXECUTION. Each person executing this Agreement on behalf of a party hereto represents and warrants that he is duly and validly authorized to do so on behalf of such party, with full right and authority to execute this Agreement and to bind such party with respect to all of its obligations hereunder.

         12.10 SEVERABILITY. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction, as to such jurisdiction, shall be ineffective to the extent of such invalidity or unenforceability, without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

         12.11 TIME OF ESSENCE. Time is of the essence of this Agreement.

         12.12 INTERPRETATION. Each party acknowledges that such party, either directly or through such party's representatives, has participated in the drafting of this Agreement, and any applicable rule of constructions that ambiguities are to be resolved against the drafting party should not be applied in connection with the construction or interpretation of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have duly caused this Agreement to be executed as of the date first above written.

                            T-NETIX, Inc., a Colorado corporation


                            By:
                               ------------------------------------------------
                               Alvyn A. Schopp, Chief Executive Officer

                            GATEWAY TECHNOLOGIES, INC., a Texas
                             corporation


                            By:
                               ------------------------------------------------
                               Richard E. Cree,  President

                            T-NETIX ACQUISITION CORP., a Colorado
                            corporation


                            By:
                               ------------------------------------------------
                               Alvyn A. Schopp, Chief Executive Officer

                               GATEWAY SHAREHOLDER SIGNATORIES


                            ---------------------------------------------------
                            Richard E. Cree

                            ---------------------------------------------------
                            G. B. Cree, Jr.



                            ---------------------------------------------------
                            W. P. Buckthal



                            ---------------------------------------------------
                            Irvin Wall



                            ---------------------------------------------------
                            James B. Franklin

                            T-NETIX SHAREHOLDER SIGNATORIES



                            ---------------------------------------------------
                            Alvyn A. Schopp



                            ---------------------------------------------------
                            Daniel M. Carney

                                   EXHIBIT A-1

                               ARTICLES OF MERGER
                                     BETWEEN
                            T-NETIX ACQUISITION CORP.
                                       AND
                           GATEWAY TECHNOLOGIES, INC.

         The undersigned corporations, T-NETIX Acquisition Corp., a Colorado corporation ("TAC"), and Gateway Technologies, Inc., a Texas corporation ("Gateway"), pursuant to Section 7-111-105 of the Colorado Business Corporation Act, adopt the following Articles of Merger:

         Article 1. On the effective date specified below, TAC shall merge with and into Gateway and the separate existence of TAC shall cease pursuant to the terms of the Agreement and Plan of Merger attached hereto as EXHIBIT A ("Agreement"), and Gateway shall continue as the surviving corporation.

         Article 2. On February 9, 1999, the Board of Directors of TAC adopted the Agreement.

         Article 3. On February 9, 1999, the Board of Directors of Gateway adopted the Agreement

         Article 4. On February 8, 1999, the sole shareholder of TAC voted on the Agreement. The number of shares voted for the Agreement by each voting group entitled to vote was sufficient for approval.

         Article 5. On ____________, 1999, the shareholders of Gateway voted on the Agreement. The number of shares voted for the Agreement by each voting group entitled to vote was sufficient for approval.

         Article 6. The effective time and date of the Merger shall be 5:01 p.m. Eastern Time, _________________, 1999.

         IN WITNESS WHEREOF, these Articles of Merger have been signed and verified by the duly authorized officers of Gateway and TAC on this _____ day of ______________, 1999.

                                   T-NETIX ACQUISITION CORP., a Colorado
                                   corporation


                                   By:
                                      -----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------



                                   GATEWAY TECHNOLOGIES, INC. a Texas
                                   corporation


                                   By:
                                      -----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   EXHIBIT A-2


                               ARTICLES OF MERGER
                                     MERGING
                            T-NETIX ACQUISITION CORP.
                                      INTO
                           GATEWAY TECHNOLOGIES, INC.

         Pursuant to the provisions of Article 5.04 of the Texas Business Corporation Act ("TBCA"), these Articles of Merger are executed and filed for purposes of merging T-NETIX ACQUISITION CORP. into GATEWAY TECHNOLOGIES, INC.


                                    ARTICLE I
                              NAME AND JURISDICTION

         The parties to the Agreement and Plan of Merger are Gateway Technologies, Inc., a Texas corporation ("Gateway"), and T-NETIX, Inc., a Colorado corporation ("T-NETIX"), and T-NETIX Acquisition Corp., a Colorado corporation ("TAC").


                                   ARTICLE II
                                   RESOLUTION

         The resolution approving the merger of TAC and Gateway and the Agreement and Plan of Merger (the "Agreement") was adopted by the Board of Directors of Gateway on the 9th day of February, 1999, and is attached hereto as EXHIBIT A.

         The resolution approving the merger of TAC and Gateway and the Agreement was adopted by the Board of Directors of TAC on the 9th day of February, 1999, and is attached hereto as EXHIBIT B. Approval of the Agreement was duly authorized by all action required by TAC's Articles of Incorporation and Bylaws and the Colorado Business Corporation Act.


                                   ARTICLE III
                            ARTICLES OF INCORPORATION

         The Articles of Incorporation of Gateway shall be the Articles of Incorporation of the surviving corporation without amendment.


                                   ARTICLE IV
                                AGREEMENT ON FILE

         The Agreement executed on February 10, 1999, is on file at the principal office of Gateway, the surviving corporation, at 1544 Valwood Parkway, Suite 102, Carrollton, Texas

75006. A copy of the Agreement will be provided, upon written request and without cost, to each shareholder of Gateway.


                                    ARTICLE V
                               OUTSTANDING SHARES

         Gateway has 729,004 outstanding shares of common stock. TAC has 729,004 outstanding shares of common stock.


                                   ARTICLE VI
                              SHAREHOLDER APPROVAL

         On ____________, 1999, the shareholders of Gateway approved the Agreement. The number of shares voted for the Agreement was ________, and the number of shares voted against the Agreement was ________.

         On ____________, 1999, the shareholders of TAC approved the Agreement. The number of shares voted for the Agreement was 729,004, and the number of shares voted against the Agreement was 0.


                                   ARTICLE VII
                               SERVICE OF PROCESS

         Following the Merger, Gateway survives the Merger and may be served with process in the State of Texas in any proceeding for enforcement of any obligation of Gateway as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger, including any suit or proceeding to enforce the right of any stockholder, and it does hereby irrevocably appoint the Secretary of State of Texas as its agent to accept service of process in any such suit or other proceeding. The address to which a copy of such process shall be mailed by the Secretary of State is 1544 Valwood Parkway, Suite 102, Carrollton, Texas 75006, until the Surviving Corporation shall have hereafter designated in writing to the said Secretary of State a different address for such purpose. Service of such process may be made by personally delivering to and leaving with the Secretary of State of Texas duplicate copies of such process, one of which copies the Secretary of State of Texas shall forthwith send by registered mail to Gateway at the above address.


                                  ARTICLE VIII
                                 EFFECTIVE DATE

         The Merger shall be effective at 5:01 p.m. Eastern Time on _______________, 1999.

         IN WITNESS HEREOF, the parties to the Agreement have caused these Articles of Merger to be signed this ______ day of ____________, 1999.

                                      GATEWAY TECHNOLOGIES, INC.
                                      a Texas corporation


                                   By:
                                      -----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                      T-NETIX ACQUISITION CORP.,
                                      a Colorado corporation


                                   By:
                                      -----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                    EXHIBIT B

                                 RULE 145 LETTER



T-NETIX, Inc.
67 Inverness Drive East, Suite 100
Englewood, Colorado  80112

Dear Sirs:

         In connection with the acquisition (the "Acquisition") of Gateway Technologies, Inc., a Texas corporation ("Gateway"), by T-NETIX, Inc., a Colorado corporation ("T-NETIX"), through the merger of T-NETIX Acquisition Corp., a Colorado corporation and wholly owned subsidiary of T-NETIX ("TAC"), with and into Gateway, the undersigned, a holder of certain shares of common stock of Gateway, par value $1.00 per share ("Gateway Stock"), is entitled to receive certain shares of common stock of T-NETIX, stated value $0.01 per share ("T-NETIX Stock"), pursuant to and in accordance with that certain Agreement and Plan of Merger dated February 10, 1999 (the "Agreement"), by and among Gateway, T-NETIX, TAC and certain shareholders of Gateway and T-NETIX. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

         The undersigned acknowledges that the undersigned is an "Affiliate" of Gateway, as that term is defined in Rule 144 under the Securities Act of 1933, as amended (the "Securities Act"). As such, the undersigned is subject to the restrictions on resale stated in Rule 145 under the Securities Act.

         The undersigned hereby covenants with T-NETIX that the undersigned will not sell, assign or transfer any of the shares of T-NETIX Stock received by the undersigned in exchange for shares of Gateway Stock in connection with the Acquisition (other than to T-NETIX) except (i) in accordance with the provisions of paragraphs (c), (e), (f) and (g) of Rule 144; (ii) if after the Effective Time the undersigned is not an Affiliate of T-NETIX and a period of at least one year, as determined in accordance with Rule 144(d), has elapsed since the Effective Time and T-NETIX meets the requirements of Rule 144(c); or (iii) at such time as the undersigned is not, and for three months has not been, an Affiliate of T-NETIX, and a period of at least two years, as determined in accordance with Rule 144(d), has elapsed since the Effective Time.

         The undersigned agrees that T-NETIX may instruct its transfer agent to withhold the transfer of any shares of T-NETIX Stock to be transferred by the undersigned. Provided such transfer is not prohibited by any other provision of this letter agreement, upon receipt of evidence of compliance with Rule 145 under the Securities Act, as described above, T-NETIX shall cause the transfer agent to effectuate the proposed transfer of the shares of T-NETIX Stock.

         The undersigned further covenants with T-NETIX that if the pooling of interests method of accounting is used by T-NETIX to account for the Acquisition, then the undersigned will not sell, transfer or otherwise dispose of any of the shares of T-NETIX Stock received by the undersigned in exchange for shares of Gateway Stock in connection with the Acquisition (other than to T-NETIX) until after such time as results covering at least 30 days of post-Acquisition combined operations of Gateway and T-NETIX have been published by T-NETIX, in the form of a quarterly earnings report, an effective registration statement filed with the SEC, a report to the SEC on Form 10-K, 10-Q or 8-K or any other public filing or announcement which includes such combined results of operations.

         The undersigned acknowledges and agrees that the legends set forth below will be placed on certificates representing the T-NETIX Stock received by the undersigned in connection with the Acquisition or held by a transferee thereof, which legends will be removed by delivery of substitute certificates upon receipt by T-NETIX of an opinion in form and substance reasonably satisfactory to T-NETIX from counsel reasonably satisfactory to T-NETIX to the effect that such legends are no longer required for purposes of the Securities
Act:

         The shares represented by this certificate were issued pursuant to a business combination which is being accounted for as a pooling of interests, in a transaction to which Rule 145 promulgated under the Securities Act of 1933 applies. The shares have not been acquired by the holder with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The shares may not be sold, pledged or otherwise transferred (i) until such time as T-NETIX shall have published financial results covering at least 30 days of post-merger combined operations and (ii) except in accordance with Rule 145 under the Securities Act of 1933.

         The undersigned represents and warrants to T-NETIX that: (a) the undersigned has full right and power to execute and deliver this letter agreement, and this letter has been duly executed and delivered by the undersigned; and (b) the undersigned is acquiring the T-NETIX Stock solely for the purpose of investment and, except as set forth in the Agreement, not with a view to, or for sale in connection with, any distribution thereof.

                                       Very truly yours,


                                       ----------------------------------------

                                   EXHIBIT D-1

                              EMPLOYMENT AGREEMENT

         This Employment Agreement ("Agreement") is entered into effective as of the ___ day of February 1999 by and between T-NETIX, Inc., a Colorado corporation ("T-NETIX") , and Richard E. Cree ("Employee").

         WHEREAS, T-NETIX has entered into an Agreement and Plan of Merger with Employee's current employer, Gateway Technologies, Inc. ("GTI") pursuant to which GTI will merge with a subsidiary of T-NETIX (the "Merger"), and

         WHEREAS, T-NETIX desires to continue to have the benefits of Employee's knowledge and experience as a full time senior executive without distraction by employment-related uncertainties and considers such employment a vital element to protecting and enhancing the best interests of T-NETIX, and its subsidiaries and shareholders, and Employee desires to continue to be employed full time with T-NETIX; and

         WHEREAS, T-NETIX and Employee desire to enter into an agreement under which Employee will be employed by T-NETIX for a three year term commencing on the effective date of the Merger (the "Effective Date"),

         NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable consideration, the parties agree as follows:

1. TERM. T-NETIX hereby agrees to employ Employee for a three-year term commencing on the Effective Date and ending on the third anniversary date of the Effective Date, unless earlier terminated as provided in this Agreement. The term of this Agreement may only be extended by the mutual agreement of the parties hereto.

2. DUTIES. Employee shall serve as the President of GTI and Executive Vice-President for Corporate Development of T-NETIX and shall report to the Chief Executive Officer of T-NETIX, and shall assume such other duties as the Chief Executive Officer or Board of Directors of T-NETIX(the "Board") may from time to time prescribe consistent with duties of an executive officer of a technology company of such size as T-NETIX, including such positions with and duties for T-NETIX's subsidiaries as may be assigned from time to time. Employee agrees to devote substantially all his time, attention and best efforts to the performance of his duties.

3. COMPENSATION. T-NETIX shall compensate Employee for the services rendered under this Agreement as follows:

                  (a) An annual base salary ("Base Salary") determined by the Board in its discretion and consistent with its practices for executive officers of T-NETIX, but not less than $190,000 per year, payable in equal monthly installments (less applicable withholding) in accordance with the customary payroll practices of T-NETIX for the payment of executive officers.

                  (b) If Employee's Base Salary is increased at any time, it shall not thereafter be decreased during the term of this Agreement, unless such decrease is the result of a general reduction affecting the base salaries of substantially all other executive officers of T-NETIX.

                  (c) On the Effective Date and on each of the first two anniversary dates of the Effective Date as long as Employee is still employed by T-NETIX, T-NETIX shall grant to Employee options for 20,000 shares (60,000 shares in the aggregate) of T-NETIX's common stock with an exercise price equal to the then fair market value of such common stock. Each such option shall vest and be exercisable on the first anniversary of the date of grant if Employee is continuously employed by T-NETIX to such date. In the event of a "Change of Control" (as defined in Section 6) of T-NETIX any such options not yet granted in accordance with this Section 3(c) shall be granted immediately prior to such Change of Control at an exercise price equal to the exercise price for the options last granted prior to this Section 3(c) and all Options granted pursuant to this Section 3(c) shall immediately vest and be exercisable. The number of options granted pursuant to this Section 3(c) will be adjusted to take account of any recapitalization of T-NETIX that affects the number of shares of common stock of T-NETIX outstanding, such as a stock split.

                  (d) Employee shall not be entitled to director's fees for his service on any board of directors of any T-NETIX subsidiary.

4.       EMPLOYEE BENEFITS.

                  (a) Employee shall be entitled to full participation, on a basis commensurate with his position with T-NETIX, in all plans of life, accident, medical payment, health and disability insurance, Options, stock grants, bonuses, retirement, pension, perquisites and other employee benefit and pension plans which generally are made available to executive officers of T-NETIX or its subsidiaries ("T-NETIX Benefits Plans"), except for such plans which the Board, in its sole discretion, shall adopt for select employees to compensate them for special or extenuating circumstances.

                  (b) Employee shall be entitled to an annual vacation leave at full pay as may be provided for by T-NETIX's vacation policies applicable to executive officers, but in any event such paid vacation shall not be less than three weeks in the aggregate.

5.       TERMINATION AND RIGHTS UPON TERMINATION.

                  (a) Death, Total Disability, or Retirement. (i) This Agreement shall automatically terminate upon the death, total disability, or retirement of Employee.

                           (ii) Total disability shall be deemed to occur if, as
a result of his incapacity resulting from physical or mental illness or disease (including alcohol or other substance addiction) which is likely to be permanent, Employee shall have been unable to perform his duties hereunder for a period of more than 120 consecutive days during any twelve-month period. The Board will determine if Employee's termination is due to total and permanent disability according to any long-term disability plan then in effect for senior executives of T-NETIX, and otherwise in good faith consistent with generally prevailing practices of employers.

                           (iii) Upon termination for Employee's death, T-NETIX
shall continue to pay Employee's salary to a legal representative previously designated in writing by Employee (the "Legal Representative"), or if no such designation has been made, to Employee's estate, for a period of twelve months in monthly increments.

                           (iv) Upon termination for Employee's total
disability, T-NETIX shall continue to pay Employee's salary to the Legal Representative (or if no designation has been made, to Employee or Employee's other legal representative) and shall continue Employee's participation in all T-NETIX Benefits Plans, for a period of the lesser of the remaining term of this Agreement or six months.

                           (v) Upon termination for Employee's retirement at any
time after Employee reaches the age of 65, Employee's right to compensation shall end and Employee shall not be entitled to continuation of salary.

                           (vi) Following any termination pursuant to this
Section 5(a), the Legal Representative or Employee, Employee's heirs, administrator, or executor, as applicable, shall have a period of one year from the date this Agreement is terminated to exercise any options previously granted to Employee. All Options shall continue to vest during such one year period in accordance with the vesting scheduled included as part of the grant of the applicable Options.

                  (b) Termination For Cause. (i) T-NETIX may terminate this Agreement at any time For Cause (as defined in the following sentence). A Termination tor Cause means any of (A) the willful failure by Employee to follow the reasonable instructions of the Board after written notice of such failure has been given to Employee by the Board, (B) the willful commission by Employee of acts that are dishonest, unethical, or inconsistent with local normal business standards, (C) the commission by Employee of a felonious act, (D) intentional wrongful disclosure of confidential information of T-NETIX, (E) Employee's engagement in any competitive activity in violation of Section 14, or
(F) Employee's gross neglect of his duties.

                           (ii) Employee's right to compensation and
participation in T-NETIX Benefits Plans shall end and Employee shall not be entitled to a severance payment if T-NETIX terminates this Agreement For Cause.

                  (c) Termination Without Cause. (i) T-NETIX may terminate this Agreement at any time Without Cause, upon thirty days notice to Employee. The termination of Employee's employment by T-NETIX for any reasons other than those specified in Section 5(b)(i) shall be deemed a Termination Without Cause.

                           (ii) Upon Termination Without Cause other than
following a Change of Control. Employee will be entitled to a severance payment equal to the amount of salary that would be payable to Employee through the term of this Agreement at his then effective salary had he not been so terminated in equal monthly installments through the third anniversary date of the Effective Date.

                  (d) Resignation. (i) Employee may terminate this Agreement at any time upon thirty days written notice to T-NETIX. Employee's termination pursuant to this Section 5(d) shall be deemed Resignation for Good Reason if such resignation meets the criteria in part (ii) below; otherwise it shall be deemed a Voluntary Resignation.

                           (ii) Resignation for Good Reason is defined as
Employee's resignation that (x) is not in connection with T-NETIX's Termination For Cause and (y) is caused by, and within ninety days of, any of the following:

                                    (A) Without the express written consent of
Employee, any duties that are assigned which materially diminish Employee's position, duties, or status.

                                    (B) Any transfer or proposed transfer of
Employee for a period of more than 120 days in any 365-day period to a location outside Dallas County, Texas without his consent, except for strategic reallocations of the personnel reporting to Employee or relocation of GTI's headquarters.

                                    (C) Employee's Base Salary, as the same may
hereafter be increased from time to time, is reduced, except as permitted under
Section 3(c).

                                    (D) T-NETIX fails materially to comply with
any of its obligations under this Agreement.

                           (iii) Upon Resignation for Good Reason other than
following a Change of Control, Employee shall be entitled to a severance payment equal to the lesser of (a) Employee's highest Base Salary during the twelve month period prior to resignation or (b) the amount of salary Employee would have been paid at his then current salary through the remaining term of this Agreement in equal monthly installments over the twelve month period beginning with the date of resignation or over the remaining term of this Agreement had it not been terminated, as applicable.

                           (iv) In the event of Employee's Voluntary Resignation
other than in connection with a Change of Control, Employee's right to compensation and participation in T-NETIX Benefits Plans shall end, and Employee shall not be entitled to a severance payment.

                  (e) Termination Following a Chance of Control. Employee's termination rights following a Change of Control are governed by the provisions of Section 7.

                  (f) The provisions of Section 8, 10 and 11 shall apply to any termination of this Agreement that is subject to the provisions of parts (c),
(d), or (e) of this Section 5.

                  (g) The severance payments provided in parts (c)(ii) and
(d)(iii) of this Section 5 are intended to be in lieu of and not in addition to any payment to Employee on account of salary for the unexpired term of this Agreement.

6. DEFINITION OF CHANGE OF CONTROL. For the purposes of this Agreement, a Change of Control of T-NETIX shall be deemed to have taken place if one or more of the following occurs:


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




                  (a) Any person or entity, as that term is used in Section 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 as amended (the "Exchange Act"), other than (i) a qualified benefit plan of T-NETIX or of an affiliate of T-NETIX; (ii) any person who is a stockholder or beneficial owner of stock of the Effective Date (a "Current Stockholder"); (iii) any successor of a Current Stockholder who acquires his shares by inheritance, devise, trust, or operation of law directly from such Current Stockholder (a "Successor"); or (D) any person or group of which Current Stockholders or Successors hold stock representing an interest of one-third or more of the person's or group's total stock, becomes a beneficial owner (as defined in Rule 13d-3 under the Exchange Act as in effect on the date hereof) directly or indirectly of securities of T-NETIX representing fifty per cent (50%) or more of the combined voting power of T-NETIX's then outstanding securities.

                  (b) T-NETIX's shares are publicly traded, and individuals who, as of the date immediately following the date T-NETIX shares are first publicly traded, constitute the Board cease for any reason to constitute at least a majority of the Board, unless any such change is approved by a unanimous vote of the directors in office immediately prior to such cessation.

                  (c) T-NETIX shall (in a single transaction or a series of related transactions) issue shares, sell or purchase assets, engage in a merger or engage in any other transaction immediately after which securities of the merged company representing fifty per cent (50%) or more of the combined voting powers of the then outstanding securities of the merged company shall be ultimately owned by persons who shall not have owned voting securities of T-NETIX prior to such transaction or who shall be a party to such transaction.

                  (d) T-NETIX and its affiliates shall sell or dispose of (in a single transaction or series of related transactions) business operations which generated a majority of the consolidated revenues (determined on the basis of T-NETIX's four most recently completed fiscal quarters) of T-NETIX and its subsidiaries immediately prior thereto.

                  (e) The Board shall approve the distribution to T-NETIX's shareholders of all or substantially all of T-NETIX's net assets or shall approve the dissolution of T-NETIX.

                  (f) Any other transaction or series of related transactions occur which have substantially the effect of the transactions specified in any of the preceding clauses in this Section 6.

                  (g) Employee is terminated Without Cause within the period of ninety days before an occurrence of a Change of Control or the execution of a contract intended to effect a Change of Control (for purposes of this part (g) the ninety day period shall be measured from the first event of any series of events that constituted the Change of Control).

7.       RIGHTS UPON CHANGE OF CONTROL.

                  (a) If a Change of Control shall occur, Employee shall be entitled to a severance payment, in an amount equal to the amount of salary at his then current rate Employee would have been paid through the third anniversary of the Effective Date had this Agreement not


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



been terminated in equal monthly installments through the third anniversary of the Effective Date upon any termination (including Voluntary Resignation) of his employment during the term of this Agreement and following the Change of Control, other than Termination For Cause, death, permanent disability, or retirement.

                  (b) The severance payment payable to Employee under part (a) above shall not exceed the maximum payment which, after taking into account all other compensation and benefits which may be payable to Employee, is permitted to be deducted as compensation expense by T-NETIX and to be received by the Employee without liability for the assessment of an excise tax on such payment under the applicable provisions of the Internal Revenue Code. In the event of any disagreement between the parties regarding the determination of the amount under clause (i) or (ii) above (a "Section 7(b) Dispute"), the matter shall be resolved by arbitration as provided in Section 16.

                  (c) If a Change of Control shall occur and Employee's employment is terminated for any reason other than For Cause, death, permanent disability, or retirement, (i) Employee shall have immediate vesting of all options granted to Employee and full vesting in all other employee benefit plans and compensation plans., and (ii) Employee shall have the right to "put" all or any portion of vested options to T-NETIX for the difference between the option exercise price and the higher of (W) the market price of T-NETIX's stock (if such stock is publicly traded) at the date of the "put" or (X) the aggregate consideration per share received by T-NETIX or its stockholders for T-NETIX's common stock in the transaction which resulted in a Change of Control. Employee's right to "put" vested options to T-NETIX shall exist for the period ending thirty days from the date of the Change of Control.

                  (d) Notwithstanding any other provision of this Section 7, if following a Change of Control, (i) the person acquiring control of T-NETIX (the "Corporate Successor") assumes T-NETIX's obligations under this Agreement and is not in default hereunder for a period equal to the lesser of two years following the Change of Control or the remaining term of this Agreement (the "Post-Change of Control Period"), and (ii) Employee remains in the employ of the Corporate Successor for the Post-Change of Control Period, then Employee shall forfeit his rights under this Section 7 with respect to such Change of Control. Employee's rights shall continue to be governed by this Agreement and the provisions of Sections 5(e) and 7 shall remain in force with respect to any subsequent Change of Control.

8.       OTHER SEVERANCE BENEFITS.

                  (a) If at any time during the term of this Agreement, Employee is Terminated Without Cause, or Employee is terminated following a Change of Control as provided in Section 7, or Employee Resigns for Good Reason, then Employee shall be entitled to continuation, without any payment by Employee, of T-NETIX Benefits Plans until the first to occur of (i) one year after termination, (ii) the date Employee secures new employment, or (iii) the third anniversary of the Effective Date.

                  (b) If at any time during the term of this Agreement, Employee is Terminated Without Cause, or Employee is terminated following a Change of Control as provided in Section 7, or Employee resigns for Good Reason, T-NETIX shall promptly (and in any event within five business days after a request by Employee therefor) pay directly or reimburse Employee for the costs and expenses of any executive outplacement firm selected by Employee; provided, however, that T-NETIX's liability hereunder shall be limited to the first $20,000 of such expenses incurred by Employee. Employee shall provide T-NETIX with reasonable documentation of the incurrence of such outplacement costs and expenses.

9. TIMING OF PAYMENT. The parties agree that, in the event this Agreement is terminated following a Change of Control, damages for delay in T-NETIX's paying Employee any amounts due hereunder on the date required under Section 7 may be difficult to ascertain precisely. T-NETIX and Employee therefore agree that in such event, if the aggregate amount not paid on any required date exceeds five per cent (5%) of the total amount due to Employee pursuant to parts (a) and (c) of Section 7, Employee shall be entitled to an additional payment, as liquidated damages and not as a penalty, an amount equal to (i) the sum of the amounts due Employee under parts (a) and (c) of Section 7, assuming that Employee had "put" all vested Options to T-NETIX within the required time period, (ii) divided by 365 (such calculation is the "Daily Pay"), for each day fill payment is delayed. Employee's entitlement to Daily Pay pursuant to this Section 9(b) shall not affect Employee's right to prejudgment interest in any arbitration, if such interest is awarded by the arbitrator

10. OTHER BENEFITS. The provisions of Section 7 and 8 shall not affect Employee's participation in, or termination of distributions and vested rights under, any T-NETIX Benefits Plan to which Employee is entitled pursuant to the terms of such plan, except as otherwise expressly provided in Sections 5, 7 and 8(a).

11. NO DUTY TO MITIGATE DAMAGES. In the event of termination of this Agreement as a result of (a) Employee's termination following a Change of Control, (b) Employee's Termination Without Cause, or (c) Employee's Resignation for Good Reason, Employee shall not be required to seek other employment in order to mitigate his damages hereunder, and no compensation Employee does earn after any termination shall be considered to mitigate damages Employee has incurred or to reduce any payment T-NETIX is obligated to make to Employee pursuant to this Agreement, except as specifically provided in Section 8(a).

12. NO RIGHT TO SET OFF. T-NETIX shall not be entitled to set off against the amount payable to Employee any amounts earned by Employee from other employment after termination of his employment with T-NETIX or any amounts which might have been earned by Employee in other employment had he sought such other employment, except as specifically provided in Section 8(a). The amounts payable to Employee under this Agreement shall not be treated as damages but as severance compensation to which Employee is entitled by reason of termination of this employment in the circumstances contemplated by this Agreement.

13.      NON-DISCLOSURE AGREEMENT.

                  (a) In connection with his employment with T-NETIX, Employee will have access to and become acquainted with various trade secrets and other proprietary and confidential information of T-NETIX. "Trade secrets and other proprietary and confidential information" include but are not limited to the following: (1) business, pricing, marketing and cost data; (2) technical information regarding T-NETIX's products; (3) confidential customer information; (4) customer and supplier lists; (5) contents of contracts and agreements with customers; and (6) customer requirements and specifications. Employee acknowledges that T-NETIX has taken steps to keep trade secrets and other proprietary and confidential information secret, including disclosing the information only on a need-to-know basis, labeling documents as "confidential," and keeping confidential information in secure areas. Employee further acknowledges that the trade secrets and other proprietary and confidential information have been developed or acquired by T-NETIX through expenditure of substantial time, effort and money and provide T-NETIX with an advantage over competitors who do not know or use such trade secrets and other proprietary and confidential information.

                  (b) In consideration for access to trade secrets and other proprietary and confidential information, Employee agrees that during the Noncompetition Period (as defined in Section 14) he will not directly or indirectly disclose or use for any reason whatsoever any trade secrets and other proprietary and confidential information obtained by him by reason of his employment with T-NETIX, except as required to conduct the business of T-NETIX or as authorized by express written permission of the Board or as otherwise required by law.

                  (c) Employee confirms that all trade secrets and other proprietary and confidential information, and all documents reflecting such information, remain the exclusive property of T-NETIX. All business records, papers and documents kept or made by Employee relating to the business of T-NETIX shall be and remain the property of T-NETIX and shall remain in the possession of T-NETIX during the term of Employee's employment and at all times thereafter. Upon the termination of his employment with T-NETIX or upon the request of T-NETIX at any time, Employee shall promptly deliver to T-NETIX, and shall retain no copies of, any materials, records and documents (in whatever form or medium) made by Employee or coming into his possession concerning the business or affairs of T-NETIX.

                  (d) Employee acknowledges and agrees that the nature of the trade secrets and other proprietary and confidential information to which he will be given access would make it impossible for him to perform in the capacity of officer, director, employee, agent, consultant, or representative of any Competitor (as defined in Section 14) without disclosing or utilizing the trade secrets and other proprietary and confidential information to which he will be given access during the course of his employment. Employee further acknowledges and agrees that T-NETIX's products are marketed in a highly competitive market.

14. NON-COMPETITION AGREEMENT. In consideration for access to trade secrets and other proprietary information of T-NETIX, for so long as Employee is employed by T-NETIX and for a period of three years thereafter (the "Noncompetition Period"), Employee will not:

                           (a) accept a position as an officer, director,
employee, agent, consultant, representative of (i) any other proprietary call processing systems company or (ii) any other entity that, as of the date of Employee's termination, competes directly with T-NETIX or any of its subsidiaries (an entity described in either part (i) or (ii) is referred to in this Agreement as a "Competitor");

                           (b) acquire or fail to dispose of any stock or other
ownership interest in any Competitor, other than investments equal to less than one per cent of the outstanding stock of any class issued by any publicly traded company;

                           (c) solicit or seek business from any of GTI's
customers, prospective customers, suppliers, or prospective suppliers; or

                           (d) hire or engage any T-NETIX employee or induce any
T-NETIX employee to leave his or her employment with T-NETIX on behalf of any Competitor.

15.      REMEDIES.

                  (a) Without intending to limit the remedies available to T-NETIX, Employee acknowledges that a breach or threatened breach of any of the covenants contained in Sections 13 and 14 may result in material irreparable injury to T-NETIX or one of its subsidiaries for which there is no adequate remedy at law, that it may not be possible to measure damages for such injuries precisely, and that in the event of such a breach or threat thereof, T-NETIX shall be entitled to obtain a temporary restraining order, a preliminary or permanent injunction, or other comparable provisional or equitable relief restraining Employee from engaging in activities prohibited by Sections 13 or 14, and such other relief as may be required to enforce specifically any of the covenants in such Sections. Employee agrees to personal jurisdiction of any state or federal court in the State of Texas in any proceeding brought by T-NETIX to enforce Employee's covenants under Sections 13 and 14.

                  (b) Without limiting the relief specified in part (a) above, and in addition to any other remedies available hereunder, at law, or in equity, upon proof of Employee's deliberate violation of his obligations under Section 13 or 14, T-NETIX shall be entitled to recover from Employee (i) any severance paid pursuant to Section 5 or 7(a), and (ii) amounts paid to Employee under
Section 7(c)(ii).

16.      ARBITRATION.

                  (a) Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration before a single arbitrator in Dallas County, Texas, in accordance with the rules of the American Arbitration Association then in effect. The arbitrator shall be selected by the American Arbitration Association, except that in a Section 7(b) Dispute the arbitrator shall be selected in the manner provided in part (b) below. Each parry shall bear his or its own costs of arbitration, except that if Employee is the prevailing party in such arbitration, he shall be entitled to recover from T-NETIX as part of any award entered his reasonable expenses for attorneys and experts fees and disbursements. In any arbitration related to the calculation of the amount of the severance pay due to employee, each party shall submit a figure and supporting documentation and the arbitrator shall select the figure submitted by one of the parties, but no other figure. The arbitrator shall have no power to award consequential or punitive damages, even if such damages are permitted under applicable law.

                  (b) In a Section 7(b) Dispute T-NETIX shall nominate a proposed arbitrator, who may be the lawyer who represented T-NETIX in the transaction that caused the Change in


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



Control. Within five days after T-NETIX's nomination, Employee may accept T-NETIX's nominee as arbitrator, or may propose another lawyer. If T-NETIX accepts Employee's counter- nominee, that lawyer shall serve as arbitrator. If T-NETIX does not accept Employee's counter- nominee, Employee's counter-nominee and T-NETIX's nominee shall select a third lawyer, who shall serve as arbitrator.

                  (c) Nothing in this Section 16 shall prevent T-NETIX from seeking equitable relief pursuant to Section 15.

17. NOTICES. All notices, requests, demands and other communication called for or contemplated hereunder shall be in writing and shall be deemed to have been duly given when delivered personally or when mailed by United States certified or registered mail, postage prepaid, addressed to the parties, their successors in interest or assignees at the following addresses or such other addresses as the parties may designate by notice in the manner aforesaid:

                  If to T-NETIX:   T-NETIX, Inc.
                                   67 Inverness Drive East, Suite 100
                                   Englewood, Colorado 80112
                                   Attention: Alvyn A. Schopp

                  If to Employee:  Gateway Technologies, Inc.
                                   1544 Valwood Parkway, Suite 102
                                   Carrollton, Texas 75006
                                   Attention: Richard E. Cree

18. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any principle of conflict-of-laws chat would require the application of the law of any other jurisdiction.

19. VALIDITY. The invalidity or unenforceability of any provision or provisions of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, remain in full force and effect.

20. ENTIRE AGREEMENT. This Agreement constitutes the entire understanding between the parties with respect to the subject matter hereof, superseding all negotiations, prior discussions and preliminary agreements, and further superseding any and all employment arrangements between Employee and T-NETIX or any of T-NETIX's subsidiaries, affiliates or other related entities. This Agreement may not be amended except in a writing executed by the parties hereto.

21. EFFECT ON SUCCESSORS IN INTEREST. This Agreement shall inure to the benefit of and be binding upon the heirs, administrators, executors and successors of each of the parties hereto. T-NETIX shall be in material breach of this Agreement if any of its successors or assigns (including but not limited to any Corporate Successor) fails expressly to assume T-NETIX's obligations hereunder

22. ASSIGNMENT. This Agreement is personal to Employee and Employee may not assign this Agreement to any other person.

23.      EFFECTIVENESS. This Agreement shall be effective upon the Effective
         Date.

24. Waiver of Rights Under Current Agreement. If and when the Merger is consummated and in consideration for this Agreement, Employee waives any rights he may have to severance and other benefits he may have under his current employment agreement with GTI including, but not limited to, his rights upon the change of control of GTI resulting from the Merger.

25. SURVIVAL OF SECTION. The provisions of Sections 13 and 14 of this Agreement shall survive the termination of this Agreement for the period provided for therein, and Sections 15 and 16 shall survive for resolution of any dispute arising out of or relating to this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.


T-NETIX, INC.                              EMPLOYEE


BY:
   --------------------------------        ---------------------------------
                                           Richard E. Cree

                                    EXHIBIT E


                            NON-COMPETITION AGREEMENT


         THIS NON-COMPETITION AGREEMENT (this "Non-Competition Agreement") is entered into as of ___________, 1999 (the "Effective Date"), by and between [W.
P. Buckthall] [Irvin Wall] [James B. Franklin] ("Gateway Shareholder Signatory") and T-NETIX, Inc., a Colorado corporation ("T-NETIX").

         WHEREAS, concurrently with the execution and delivery of this Non-Competition Agreement, pursuant to that certain Agreement and Plan of Merger dated as of __________, 1999 (the "Agreement") by and among T-NETIX, T-NETIX Acquisition Corp. ("TAC"), a Colorado corporation and a wholly owned subsidiary of T-NETIX, and Gateway Technologies, Inc., a Texas corporation ("Gateway") and the Gateway Shareholder Signatory, among others, by which TAC will merge with and into Gateway under the terms and conditions contained therein, and

         WHEREAS, as a condition to and in connection with the Agreement, T-NETIX has required Gateway Shareholder Signatory to enter into a covenant not to compete with T-NETIX or its subsidiaries including future parents or subsidiaries (collectively, the "T-NETIX Entities"), upon the terms and conditions set forth in this Non-Competition Agreement.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and the Merger Consideration as defined in the Agreement paid to Gateway Shareholder Signatory the parties hereto agree as follows:

1.       Non-Compete; Non-Solicitation.

         (a) For purposes of this Non-Competition Agreement:

                  (i) The "Non-Competition Period" commences on the date of this Non- Competition Agreement and continues until the third anniversary of the Effective Date.

                  (ii) "Restricted Area" means the United States of America.

                  (iii) "Competitive Operation" means any entity that engages in or owns, invests in, manages or controls any venture or enterprise engaged in the business of providing inmate calling equipment and services.

                  (iv) "Competition" means the direct or indirect ownership, management (either as an employee or consultant) or control of a Competitive Operation.

                  (v) "Customer" shall include any individual, organization or entity from whom a T-NETIX Entity or Gateway has received an order or fee for inmate calling equipment or inmate calling services produced (including any formal request or submission for proposal) at any time within the twenty-four (24) month period preceding the Effective Date.

                  (vi) "Competitive Business" means the business of providing inmate calling equipment and services.

         (b) Gateway Shareholder Signatory agrees that during the Non-Competition Period, Gateway Shareholder Signatory shall not, directly or indirectly:

                  (i) engage in Competition in the Restricted Area.

                  (ii) (A) induce or attempt to induce or aid others in inducing an employee of a T-NETIX Entity to leave the employ of a T-NETIX Entity, or in any way interfere with the relationship between the T-NETIX Entities and their employees, or (B) induce or attempt to induce any person or entity that to the Gateway Shareholder Signatory"s knowledge is a Customer, vendor, subcontractor or other business relation of a T-NETIX Entity to cease doing business with a T-NETIX Entity, or in any way interfere with the relationship between any Customer, vendor, subcontractor or other business relation and a T-NETIX Entity.

                  (iii) (A) introduce any Competitive Operation to any person or entity that to the Gateway Shareholder Signatory's knowledge is a past or present Customer, vendor, subcontractor or other business relation of a T-NETIX Entity, (B) solicit business for any Competitive Operation from past, present or prospective Customers, vendors, subcontractors or other business relations of a T-NETIX Entity, or (C) accept employment from any past or present Customer, vendor, subcontractor or other business relation of a T-NETIX Entity, unless such employment shall be unrelated to a Competitive Operation or otherwise expressly permitted pursuant to this Non-Competition Agreement.

         (c) Nothing herein shall prohibit Gateway Shareholder Signatory from being a passive owner of not more than 5% of the outstanding stock of any class of securities of a Competitive Operation which is publicly traded, so long as Gateway Shareholder Signatory has no active participation in the business of such Competitive Operation.

         (d) Notwithstanding the prohibitions contained in this Non-Competition Agreement, Gateway Shareholder Signatory may render services for a noncompetitive division, affiliate or portion of a Competitive Operation so long as no such services are provided by Gateway Shareholder Signatory to, or used by, any other division, affiliate or portion of such Competitive Operation which is engaged in a Competitive Business.

         (e) If, at the time of enforcement of this Non-Competition Agreement, a court shall hold that the duration, scope, area or other restrictions stated herein are unreasonable under circumstances then existing, the parties agree that the maximum duration, scope, area or other restrictions reasonable under such circumstances shall be substituted for the stated duration, scope, area or other restrictions.

         (f) The Gateway Shareholder Signatory will, while the covenant under this Non- Competition Agreement is in effect, give notice to T-NETIX, within ten days after accepting any other employment, of the identity of the Gateway Shareholder Signatory's employer that may be engaged in Competitive Operations. T-NETIX may notify such employer that the Gateway Shareholder Signatory is bound by this Non-Competition Agreement and, at T-NETIX's election, furnish such employer with a copy of this Non-Competition Agreement or relevant portions thereof.

         (g) The existence of any claim or cause of action of Gateway Shareholder Signatory against T-NETIX, or any of its respective affiliates, whether or not predicated upon the terms of this Non-Competition Agreement, shall not constitute a defense to the enforcement of this covenant.

2. [Reserved].

3. Representation. Gateway Shareholder Signatory represents and warrants to T-NETIX that the execution and delivery of this Non-Competition Agreement does not conflict with, or result in the breach by Gateway Shareholder Signatory or violation by Gateway Shareholder Signatory of, any other agreement to which Gateway Shareholder Signatory is a party or by which Gateway Shareholder Signatory is bound.

4. Remedies. The parties hereto agree that T-NETIX would suffer irreparable harm from a breach by Gateway Shareholder Signatory of any of the covenants or agreements contained herein. Therefore, in the event of the actual or threatened breach by Gateway Shareholder Signatory of any of the provisions of this Non-Competition Agreement, T-NETIX may, in addition and supplementary to other rights and remedies existing in their favor, apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive or other equitable relief in order to enforce or prevent any violation of the provisions hereof.

5. Successors and Assigns. This Non-Competition Agreement shall be binding upon and inure to the benefit of T-NETIX, its parents, affiliates, successors and assigns, and shall be binding upon Gateway Shareholder Signatory and Gateway Shareholder Signatory's legal representatives and assigns. T-NETIX may assign or transfer its rights hereunder to a successor corporation in the event of merger, consolidation or transfer or sale of all or substantially all of the assets of T-NETIX. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the parties to this Non-Competition Agreement and the T-NETIX Entities, and their respective permitted successors and assigns, any rights or remedies under or by reason of this Non-Competition Agreement.

6. Modification or Waiver. No amendment, modification, waiver, termination or cancellation of this Non-Competition Agreement shall be binding or effective for any purpose unless it is made in a writing signed by the party against whom enforcement of such amendment, modification, waiver, termination or cancellation is sought. No course of dealing between or among the parties to this Non-Competition Agreement shall be deemed to affect or to modify, amend or discharge any provision or term of this Non-Competition Agreement. No delay on the part of T-NETIX or Gateway Shareholder Signatory in the exercise of any of their respective rights or remedies shall operate as a waiver thereof, and no single or partial exercise by T-NETIX or Gateway Shareholder Signatory of any such right or remedy shall preclude other or further exercise thereof.

A waiver of right or remedy on any one occasion shall not be construed as a bar to or waiver of any such right or remedy on any other occasion.

7. Severability. Whenever possible each provision and term of this Non-Competition Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision or term of this Non-Competition Agreement shall be held to be prohibited by or invalid under such applicable law, then such provision or term shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or affecting in any manner whatsoever the remainder of such provisions or term or the remaining provisions or terms of this Non-Competition Agreement.

8. Counterparts. This Non-Competition Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same agreement.

9. Non-Competition Agreement. This Non-Competition Agreement (together with all documents and instruments referred to herein) constitute the entire agreement and supersede all other prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof.

10. Notices. Any notices, consents or other communication required to be sent or given hereunder by any of the parties shall in every case be in writing and shall be deemed properly served if (a) delivered personally, (b) sent by registered or certified mail, in all such cases with first class postage prepaid, return receipt requested, (c) delivered by a recognized overnight courier service, or (d) sent by facsimile transmission to the parties at the addresses as set forth below or at such other addresses as may be furnished in writing.


   To T-NETIX:     T-NETIX, Inc.
                   67 Inverness Drive East, Suite 100
                   Englewood, CO 80112

   To Gateway Shareholder Signatory:  To the last address reflected on the records of Gateway, unless otherwise
                                      provided in writing to T-NETIX pursuant
                                      to this Section 10.

Date of service of such notice shall be (w) the date such notice is personally delivered, (x) three business days after the date of mailing if sent by certified or registered mail, (y) one business day after date of delivery to the overnight courier if sent by overnight courier or (z) the next succeeding business day after transmission by facsimile.

11. Construction. The parties understand and acknowledge that they have each been represented by (or have had the opportunity to be represented by) counsel in connection with the preparation, execution and delivery of this Non-Competition Agreement. This Non-Competition Agreement shall not be construed against any party for having drafted it. All words used in this Non-Competition Agreement will be construed to be of such gender or number as the circumstances require. Unless otherwise expressly provided, the word "including" does not limit the preceding words or terms.

         IN WITNESS WHEREOF, the undersigned have executed this Non-Competition Agreement as of the date first above written.

                                   T-NETIX, INC., a Colorado corporation


                                   By:
                                      -----------------------------------------
                                       Name:
                                            -----------------------------------
                                       Title:
                                             ----------------------------------

                                   Gateway Shareholder Signatory



                                   --------------------------------------------

                                    EXHIBIT F

                         INVESTOR REPRESENTATION LETTER




T-NETIX, Inc.
67 Inverness Drive East, Suite 100
Englewood, Colorado  80112

Dear Sirs:

         In connection with the acquisition (the "Acquisition") of Gateway Technologies, Inc., a Texas corporation ("Gateway"), by T-NETIX, Inc., a Colorado corporation ("T-NETIX"), through the merger of T-NETIX Acquisition Corp. ("TAC"), a Colorado corporation and wholly owned subsidiary of T-NETIX, with and into Gateway, I, being a holder of certain shares of common stock of Gateway, par value $1.00 per share ("Gateway Stock"), am entitled to receive certain shares of common stock of T-NETIX, stated value $0.01 per share ("T-NETIX Stock"), pursuant to and in accordance with that certain Agreement and Plan of Merger dated February 10, 1999 (the "Agreement"), by and among Gateway, T-NETIX, TAC and certain shareholders of Gateway and T-NETIX. Capitalized terms used but not defined herein shall have the meanings given them in the Agreement.

         I acknowledge that the T-NETIX Stock to be issued to me upon consummation of the Acquisition will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), as of its date of issue, but instead will be issued under an exemption from registration. (T-NETIX is, however, obligated to register the T-NETIX Stock within 180 days after the Effective Time in accordance with the provisions set forth in the Agreement.) I acknowledge that such exemption from registration is legally permissible only if each Gateway Shareholder is either an "Accredited Investor," as that term is defined under federal securities laws, or a "Sophisticated Investor," as that term is defined below. For purposes of confirming that I am either an Accredited Investor or a Sophisticated Investor, be advised that (check applicable boxes):

[ ] I have an individual net worth, or joint net worth with my spouse, in excess of $1,000,000.

[ ] I have had an individual income in excess of $200,000 in each of the last two years or joint income with my spouse in excess of $300,000 in each of the last two years and reasonably expect reaching the same income level this year.

[ ]      I am a director or executive officer of Gateway.

[ ] I am subscribing on behalf of a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D under the Securities Act of 1933.

[ ] I am subscribing on behalf of an entity in which all of the equity owners are Accredited Investors.

[ ] I am a "Sophisticated Investor" in that, either alone or with the advisors I used in connection with this transaction who were not directly or indirectly affiliated with or compensated by T-NETIX, I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the prospective investment in the T-NETIX Stock.

         I hereby covenant with T-NETIX that I will not sell, assign or transfer any of the shares of T-NETIX Stock received by me in exchange for shares of Gateway Stock in connection with the Acquisition (other than to T-NETIX) except
(i) pursuant to an effective registration statement under the Securities Act, or
(ii) in conformity with the volume and other limitations of Rule 144 promulgated pursuant to the Securities Act or another exemption from the registration provisions of the Securities Act, which exemption shall be established to the satisfaction of the general counsel of T-NETIX or other counsel reasonably satisfactory to T-NETIX (as shown by an opinion of such counsel), or shall be described in a "no-action" or interpretive letter from the Staff of the Securities and Exchange Commission ("SEC") specifically issued with respect to the transaction to be engaged in by me.

         I agree that until my shares have been registered under an effective registration statement under the Securities Act, T-NETIX may instruct its transfer agent to withhold the transfer of any shares of T-NETIX Stock to be transferred by me. Provided such transfer is not prohibited by any other provision of this letter agreement, upon receipt of evidence of compliance with Rule 144 or another exemption from the registration provisions of the Securities Act, as described above, T-NETIX shall cause the transfer agent to effectuate the proposed transfer of the shares of T-NETIX Stock.

         I acknowledge and agree that the legends set forth below will be placed on certificates representing the T-NETIX Stock received by me in connection with the Acquisition or held by a transferee from me, which legends will be removed by delivery of substitute certificates upon receipt by T-NETIX of an opinion in form and substance reasonably satisfactory to T-NETIX from counsel reasonably satisfactory to T-NETIX to the effect that such legends are no longer required for purposes of the Securities Act:

         The shares represented by this certificate were issued in a transaction to which Rule 144 promulgated under the Securities Act of 1933 applies. The shares have not been acquired by the holder with a view to, or for resale in connection with, any distribution thereof within the meaning of the Securities Act of 1933. The shares may not be sold, pledged or otherwise transferred except in accordance with an exemption from the registration requirements of the Securities Act of 1933 or pursuant to an effective registration statement under the Securities Act of 1933.

         I represent and warrant to T-NETIX that: (a) I have full right and power to execute and deliver this letter agreement, and this letter has been duly executed and delivered by me; and (b) I am acquiring the T-NETIX Stock solely for the purpose of investment and, except as set forth in the Agreement, not with a view to, or for sale in connection with, any distribution thereof.


                                            Very truly yours,


                                            -----------------------------------

                                    EXHIBIT G



                             ________________, 1999



The Shareholders of
Gateway Technologies, Inc.
1544 Valwood Parkway, Suite 102
Carrollton, TX 75006

Ladies and Gentlemen:

         We have acted as counsel to T-NETIX, Inc., a Colorado corporation ("T-NETIX"), and T-NETIX Acquisition Corporation ("TAC"), a Colorado corporation and a wholly owned subsidiary of T-NETIX, in connection with the merger of TAC with and into Gateway Technologies, Inc., a Texas corporation ("Gateway"), pursuant to that certain Agreement and Plan of Merger dated February 10, 1999 ("Agreement"), and related documents (the "Acquisition Documents"). We have been requested by T-NETIX and TAC to render this opinion pursuant to Section 8.2 of the Agreement. Unless defined in this opinion, capitalized terms are used herein as defined in the Agreement.

         In connection with this opinion, we have reviewed the Acquisition Documents. We have also examined originals or copies of such corporate records, agreements, documents, and other instruments and such certificates or comparable documents of public officials and of officers and representatives of T-NETIX and TAC and have made such inquiries of such officers and representatives as we have deemed necessary and relevant for purposes of this opinion. We have assumed (a) the genuineness of all signatures (other than those of T-NETIX and TAC), (b) the authenticity of all documents and records submitted to us as originals, (c) the conformity to original documents and records of all documents and records submitted to us as copies (including conformed copies), and (d) the truthfulness of all statements of fact contained therein.

         Based on the foregoing and subject to the limitations and assumptions set forth in this opinion, and having due regard for such legal considerations as we deem relevant, we are of the opinion that:

1. T-NETIX and TAC are corporations duly organized, validly existing, and in good standing under the laws of Colorado.

2. T-NETIX and TAC have the full corporate power and authority to execute the Acquisition Documents to which they are parties and to perform the obligations contemplated thereby. The execution and delivery by T-NETIX and TAC of the Acquisition Documents to which T-NETIX and TAC are parties have been authorized by all necessary corporate action on behalf of T-NETIX and TAC. Each Acquisition Document has been duly executed and delivered by T-NETIX and TAC and constitutes the legal, valid, and binding obligation of T-NETIX and TAC enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights generally, and by general principles of equity.

3. Neither the execution and delivery by T-NETIX and TAC of, nor the performance by T- NETIX and TAC of their rights under, the Acquisition Documents violate or conflict with, result in a breach of, or constitute a default under T-NETIX's and TAC's Certificate of Incorporation or Bylaws, or any law, judgment, decree, or under order of any court or any other agency of government applicable to T-NETIX or TAC or T-NETIX's or TAC's property, or any material agreement to which T-NETIX and TAC are parties or by which T-NETIX's and TAC's property is bound.

4. No approvals or authorizations by, or filing or qualifications with, any state, federal, or local agency, authority, or body are required in connection with the execution, delivery, and performance of the Acquisition Documents or any other agreements or documents executed and delivered pursuant thereto by T-NETIX and TAC, except such as have been duly obtained or made.

5. There is no action, suit, investigation, or proceeding that is pending or, to the best of our knowledge, threatened against or affecting T-NETIX or TAC in any court or before any governmental authority, arbitration board, or tribunal that restrains or prevents, or seeks to restrain or prevent, the consummation of the transactions contemplated by the Acquisition Documents or seeks other material relief with respect to such transactions.

6. The T-NETIX common stock issued pursuant to the Acquisition Documents, when so issued for the consideration therein set forth, shall constitute duly authorized, validly issued, fully paid and non-assessable shares of the capital stock of T-NETIX and TAC.

         We express no opinion as to the law of any jurisdiction other than the federal law of the United States and the law of the State of Colorado. Our opinion is given as if the laws of the State of Colorado, without regard to its conflict of laws provisions, govern the Acquisition Documents.

         This opinion may be relied upon by you only in connection with the consummation of the transactions described herein and may not be used or relied upon by you or any other person for any other purpose, without in each instance our prior written consent.

         This opinion is limited to the matters expressly stated herein. No implied opinion may be inferred to extend this opinion beyond the matters expressly stated herein. We do not undertake to advise you or anyone else of any changes in the opinions expressed herein resulting from changes in law, changes in facts or any other matters that hereafter might occur or be brought to our attention.

                                     Very truly yours,

                                     ROTHGERBER JOHNSON & LYONS LLP

                                   APPENDIX B


                                February 10, 1999


Board of Directors
T-NETIX, Inc.
67 Inverness Drive East
Englewood, CO  80112

Dear Members of the Board:

We understand that T-NETIX, Inc. ("T-NETIX"), T-NETIX Acquisition Corp., a wholly owned subsidiary of T-NETIX ("Acquisition"), Gateway Technologies, Inc. ("Gateway" or the "Company") and certain shareholders of T-NETIX and Gateway, respectively, propose to enter into an Agreement and Plan of Merger (the "Agreement") pursuant to which, through the merger of Acquisition with and into Gateway (the "Merger"), each share of Gateway common stock ("Gateway Stock"), shall be converted into the right to receive 5.0375 shares (the "Merger Consideration") of T-NETIX common stock ("T-NETIX Stock"). The Merger is intended to be a tax-free reorganization within the meaning of section 368(a) of the United States Internal Revenue Code of 1986, as amended, and to be accounted for as a pooling of interests pursuant to Opinion No. 16 of the Accounting Principles Board. The terms and conditions of the above described Merger are more fully detailed in the Agreement.

You have requested our opinion as to whether the Merger Consideration is fair, from a financial point of view, to T-NETIX shareholders.

Broadview International LLC ("Broadview") focuses on providing merger and acquisition advisory services to information technology ("IT") companies. In this capacity, we are continually engaged in valuing such businesses, and we maintain an extensive database of IT mergers and acquisitions for comparative purposes. We are currently acting as financial advisor to T-NETIX's Board of Directors and will receive a fee from T-NETIX upon the successful conclusion of the Merger.

In rendering our opinion, we have, among other things:

1.) reviewed the terms of the Agreement and the associated exhibits thereto in the form of the draft dated February 9, 1999 furnished to us by legal counsel to T-NETIX on February 9, 1999 (which, for the purposes of this opinion, we have assumed, with your permission, to be identical in all material respects to the agreement to be executed);

2.) reviewed the audited financial statements of Gateway for its fiscal years ended December 31, 1997 and 1996 and the unaudited financial statements of Gateway for the eleven months ended November 30, 1998;

3.) reviewed certain internal financial and operating information, including certain projections, relating to Gateway prepared by Gateway management;

4.) participated in discussions with Gateway management concerning the operations, business strategy, financial performance and prospects for Gateway;

5.) discussed with Gateway management its view of the strategic rationale for the Merger;

6.) compared certain aspects of the financial performance of Gateway with public companies we deemed comparable;

7.) analyzed available information, both public and private, concerning other mergers and acquisitions we believe to be comparable in whole or in part to the Merger;

8.) reviewed T-NETIX's annual report and Form 10-K for its fiscal year ended July 31, 1998, including the audited financial statements included therein, and T-NETIX's Form 10-Q for the quarterly period ended October 31, 1998, including the unaudited financial statements included therein;

9.) participated in discussions with T-NETIX management concerning the operations, business strategy, financial performance and prospects for T-NETIX;

10.) reviewed the recent reported closing prices and trading activity for T-NETIX Stock;

11.) discussed with T-NETIX management its view of the strategic rationale for the Merger;

12.) compared certain aspects of the financial performance of T-NETIX with public companies we deemed comparable;

13.) considered the total number of shares of T-NETIX Stock outstanding and the average weekly trading volume of T-NETIX Stock;

14.)     reviewed equity analyst reports covering T-NETIX;

15.) analyzed the anticipated effect of the Merger on the future financial performance of the consolidated entity;

16.) reviewed an independent evaluation and study of the products of Gateway and T- NETIX performed by Gate-Net Associates and commissioned by the managements of Gateway and T-NETIX;

17.) assisted in negotiations and discussions related to the Merger among T-NETIX, Gateway and their accounting and legal advisors; and

18.) conducted other financial studies, analyses and investigations as we deemed appropriate for purposes of this opinion.

In rendering our opinion, we have relied, without independent verification, on the accuracy and completeness of all the financial and other information (including without limitation the representations and warranties contained in the Agreement) that was publicly available or furnished to us by T-NETIX, Gateway or Gateway's advisors. With respect to the financial projections examined by us, we have assumed that they were reasonably prepared and reflected the best available estimates and good faith judgments of the managements of T-NETIX and Gateway as to the future performance of T-NETIX and Gateway. We have neither made nor obtained an independent appraisal or valuation of any of Gateway's assets.

Based upon and subject to the foregoing, we are of the opinion that the Merger Consideration is fair, from a financial point of view, to T-NETIX shareholders.

For purposes of this opinion, we have assumed that neither T-NETIX nor Gateway is currently involved in any material transaction other than the Merger and those activities undertaken in the ordinary course of conducting their respective businesses. Our opinion is necessarily based upon market, economic, financial and other conditions as they exist and can be evaluated as of the date of this opinion, and any change in such conditions would require a reevaluation of this opinion. We express no opinion as to the price at which T-NETIX Stock will trade at any time.

This opinion speaks only as of the date hereof. It is understood that this opinion is for the information of the Board of Directors of T-NETIX in connection with its consideration of the Merger and does not constitute a recommendation to any T-NETIX shareholder as to how such shareholder should vote on the Merger. This opinion may not be published or referred to, in whole or part, without our prior written permission, which shall not be unreasonably withheld. Broadview hereby consents to references to, and the inclusion of, this opinion in its entirety in the Proxy Statement/Prospectus to be distributed to T-NETIX shareholders in connection with the Merger.


Sincerely,



Broadview Int'l LLC

                                   APPENDIX C

                                  T-NETIX, INC.
                         NON-QUALIFIED STOCK OPTION PLAN



         1.       PURPOSE.

         The purpose of the T-Netix, Inc. Non-qualified Stock Option Plan (the "Plan") is to provide a means by which T-Netix, Inc. (the "Corporation"), through the grant of stock options to eligible employees and/or directors, may attract and retain persons of ability as employees and/or directors and motivate such employees and/or directors to exert their best efforts on behalf of the Corporation and any subsidiary corporation of the Corporation. For the purposes of the Plan, the term "Subsidiary Corporation" means a subsidiary corporation as defined by Section 425(f) of the Internal Revenue Code of 1986, as amended. It is not intended that the options issued under the Plan will qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended.

         2.       SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of Section 5(g) of the Plan, 2,000,000 shares of the common stock of the Corporation shall be reserved and may be optioned under either this Plan or the 1993 Incentive Stock Option Plan of the Corporation (the "ISO Plan") as may be determined from time to time. The reserved shares may be authorized and unissued shares or treasury shares of the Corporation or any combination of both as determined by the Board of Directors of the Corporation. If an option granted under the Plan ceases to be exercisable in whole or in part, the shares representing such option shall be available under the Plan and the ISO Plan for the grant of options in the future.

         3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors of the Corporation or a Committee of the Board of Directors (the "Committee"), which Committee shall consist of not less than two Directors of the Corporation. Members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors of the Corporation. Any vacancies in the membership of the Committee shall be filled by an appointment by the Board of Directors of the Corporation.

         The Committee shall keep minutes of its meetings. All actions of the Committee shall be taken by a majority of its members. Any act approved in writing by a majority of the Committee members shall be fully effective as it had been taken by a vote of a majority of the members at a meeting duly called and held.

         Subject to and not inconsistent with the provisions of the Plan, the Board of Directors or the Committee shall have complete authority in its discretion to interpret all provisions of the Plan consistently with the law, to prescribe the form of the instrument evidencing any option granted under the Plan, to adopt, amend and rescind general and special rules and regulations for the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

         4.       ELIGIBILITY AND GRANT OF OPTIONS UNDER THE PLAN.

         Options may be granted at such times, in such amounts, and, to the extent not inconsistent with the Plan, on such terms as the Board of Directors or the Committee shall determine to employees. officers or directors, of the Corporation or of a Subsidiary Corporation.

         5.       TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER THE PLAN.

         Each option granted under the Plan shall be evidenced by an agreement in a form determined by the Board of Directors or the Committee. Such agreement shall be subject to the following express terms and conditions, and such other terms and conditions as the Board of Directors or the Committee may deem appropriate.

                  (a) OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The period for which an option is granted may not exceed 10 years from the date of the grant of the option.

                  (b) EXERCISE OF OPTION. An option may be exercised at any time after it has vested and prior to its expiration.

                  (c) OPTION PRICE. The option price per share shall be determined by the Board of Directors or the Committee at the time an option is granted and shall be not less than 100 percent of the fair market value of a share of the common stock of the Corporation on the date of the grant as determined in good faith by the Board of Directors or the Committee. Fair market value at the time of payment shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse. The Board of Directors or the Committee may reprice the option price at its discretion at a price not less than 100 percent of the fair market value of a share of the common stock of the Corporation on the date of such repricing.

                  (d) PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each option shall provide that the purchase price of the shares for which an option may be exercised shall be paid to the Corporation at the time of exercise either in cash or with stock of the Corporation held by the Optionee for more than six months and having a fair market value equal to the purchase price.

                  (e) NONTRANSFERABILITY. No option granted under the Plan shall be transferable other than by a will of an optionee or by the laws of descent and distribution. During his lifetime, an option shall be exercisable only by an optionee or by the optionee's attorney-in-fact or conservator.

                  (f) INVESTMENT REPRESENTATION. The shares of stock to be issued upon the exercise of all or any portion of any option granted under the Plan shall be issued on the condition that the optionee represents that the purchase of stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating or otherwise disposing of any such stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to legal counsel for the Corporation containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein, shall not be required if (1) an effective registration statement for such shares under the Securities Act of 1933 and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (2) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that registration is not required under the Securities Act of 1933 or under the applicable securities laws of any state.

                  (g) ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding common stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, rights offering to purchase the common stock at a price substantially below fair market value or of any similar change affecting the common stock. the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Board of Directors or the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, an optionee under the Plan.

                  (h) NO RIGHTS AS A SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates for such shares.

                  (i) NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any option granted under the Plan shall neither confer upon any optionee any right with respect to continuance of employment by the Corporation or by any subsidiary of the Corporation, nor shall it interfere in any way wish the right of the Corporation to terminate his employment at any time.

         6.       COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

         The Plan, the grant and exercise of options under the Plan, and the obligation of the Corporation to sell and deliver shares under such options, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

         7.       AMENDMENT AND DISCONTINUANCE.

         The Board of Directors of the Corporation may amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of
Section 5(g) no action of the Board of Directors of the Corporation or of the Board of Directors or the Committee may (i) increase the number of shares reserved for options pursuant to Section 2, (ii) permit the grant of any option at an option price less than the price determined in accordance with Section 5(c), (iii) permit the granting of options which expire beyond the period provided for in Section 5(a), or (iv) modify the requirements as to eligibility for participation in the Plan. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

         8.       EFFECTIVE DATE.

         The effective date of the Plan shall be January 10, 1991, subject to the approval by stockholders of the Corporation holding not less than a majority of the shares present and voting at a meeting of shareholders prior to December 31, 1991. Notwithstanding the foregoing, options may be granted by the Board of Directors or the Committee as provided by the terms of the Plan subject to such subsequent stockholder approval. The Plan shall terminate on December 31, 2000.

         9.       NAME OF THE PLAN.

         The Plan shall be known as the T-Netix, Inc. Non-qualified Stock Option Plan.

         10.      EFFECT OF THE PLAN ON OTHER STOCK PLANS.

         The adoption of the Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees and/or directors of the Corporation, a subsidiary corporation of the Corporation, a parent corporation or any predecessors or successors thereto.

                                   APPENDIX D

                                  T-NETIX, INC.
                        1993 INCENTIVE STOCK OPTION PLAN


         1.       PURPOSE.

         The purpose of the T-Netix, Inc. Incentive Stock Option Plan (the "Plan") is to provide a means by which T-Netix, Inc. (the "Corporation"), through the grant of stock options to eligible employees, may attract and retain persons of ability as employees and motivate such employees to exert their best efforts on behalf of the Corporation and any subsidiary corporation of the Corporation. For the purposes of the Plan, the term "Subsidiary Corporation" means a subsidiary corporation as defined by Section 425(f) of the Internal Revenue Code of 1986, as amended. It is intended that the options issued under the Plan will qualify as incentive stock options under Section 422A of the Internal Revenue Code of 1986, as amended.

         2.       SHARES SUBJECT TO THE PLAN.

         Subject to the provisions of Section 5(g) of the Plan, 2,000,000 shares of the common stock of the Corporation shall be reserved and may be optioned under either this Plan or the Corporation's Non-qualified Stock Option Plan (the "NSO Plan") as may be determined from time to time. The reserved shares may be authorized and unissued shares or treasury shares of the Corporation or any combination of both as determined by the Board of Directors of the Corporation. If an option granted under the Plan ceases to be exercisable in whole or in part, the shares representing such option shall be available under the Plan and the NSO Plan for the grant of options in the future.

         3.       ADMINISTRATION OF THE PLAN.

         The Plan shall be administered by the Board of Directors of the Corporation or a Committee of the Board of Directors (the "Committee"), which Committee shall consist of not less than two Directors of the Corporation. Members of the Committee shall be appointed by and shall serve at the pleasure of the Board of Directors of the Corporation. Any vacancies in the membership of the Committee shall be filled by an appointment by the Board of Directors of the Corporation.

         The Committee shall keep minutes of its meetings. All actions of the Committee shall be taken by a majority of its members. Any act approved in writing by a majority of the Committee members shall be fully effective as it had been taken by a vote of a majority of the members at a meeting duly called and held.

         Subject to and not inconsistent with the provisions of the Plan, the Board of Directors or the Committee shall have complete authority in its discretion to interpret all provisions of the Plan consistently with the law, to prescribe the form of the instrument evidencing any option granted under the Plan, to adopt, amend and rescind general and special rules and regulations for the administration of the Plan and to make all other determinations necessary or advisable for the administration of the Plan.

         4.       ELIGIBILITY AND GRANT OF OPTIONS UNDER THE PLAN.

         Options may be granted at such times, in such amounts, and, to the extent not inconsistent with the Plan, on such terms as the Board of Directors or the Committee shall determine subject to the following.

                  a. ELIGIBILITY. Options may be granted to such employees, including officers and directors, who are also employees, of the Corporation or of a Subsidiary Corporation that the Board of Directors or the Committee deems to be key employees who, in the judgment of the Board of Directors or the Committee, are considered important to the future of the Corporation or a Subsidiary Corporation.

                  b. TEN PERCENT SHAREHOLDERS. No option may be granted to any such eligible employee who at the time of such grant owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Corporation or of any Subsidiary Corporation (a "10 Percent Shareholder") unless at the time such option is granted the option price is at least 110 percent of the fair market value of the stock and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

                  c. LIMITATIONS. The aggregate fair market value of the stock, determined at the time an option for the stock is granted, for which incentive stock options are exercisable for the first time by an optionee during any calendar year, under all the incentive stock option plans of the Corporation and of any Subsidiary Corporation, may not exceed $100,000.

         5.       TERMS AND CONDITIONS OF OPTIONS GRANTED UNDER THE PLAN.

         Each option granted under the Plan shall be evidenced by an agreement in a form determined by the Board of Directors or the Committee. Such agreement shall be subject to the following express terms and conditions, and such other terms and conditions as the Board of Directors or the Committee may deem appropriate.

                  a. OPTION PERIOD. Each option agreement shall specify the period for which the option thereunder is granted and shall provide that the option shall expire at the end of such period. The period for which an option is granted may not exceed 10 years from the date of the grant of the option or five years in the case of a 10 Percent Shareholder.

                  b.       EXERCISE OF OPTION.

                           (i)      By an Optionee During Continuous Employment.
An optionee may not exercise any part of an option granted under the Plan unless the optionee has been in the continuous employment of the Corporation or of a Subsidiary Corporation at all times from the date of the grant of the option until the date three months prior to the date of exercise except as provided below. Such employment must be at least one year before an option can be exercised. The Board of Directors or the Committee may prescribe a longer time period before an option may be exercised by an optionee. The option agreement may provide for exercise in installments of the option granted.

                           (ii)     Exercise in the Event of Death or
Termination of Employment.

                                    A.      If an optionee shall die (i) while
an employee of the Corporation or a Subsidiary Corporation or (ii) within three months after termination of his employment with the Corporation or a Subsidiary Corporation because of his disability, his options may be exercised, to the extent that the optionee shall have been entitled to do so on the date of his death or such termination of employment, by the person or persons to whom the optionee's right under the option pass by will or applicable law, or if no such person has such right, by his executors or administrators, at any time, or from time to time, but not later than the expiration date referred to in Section 5(a) or two years after the optionee's death, whichever date is earlier.

                                    B.      If an optionee's employment by the
Corporation or a Subsidiary Corporation shall terminate because of his disability and such optionee has not died within the following three months, he may exercise his options, to the extent that he shall have been entitled to do so at the date of the termination of his employment, at any time or from time to time, but not later than the expiration date referred to in Section 5(a) or one year after termination of employment, whichever date is earlier.

                                    C.      If an optionee's employment shall
terminate by reason of his retirement in accordance with the terms of the Corporation's tax-qualified retirement plans or with the consent of the Board of Directors or the Committee or involuntarily other than "for cause", all right to exercise his option shall terminate at the expiration date referred to in
Section 5(a) or three months after termination of employment, whichever date is earlier. For this purpose, termination "for cause" shall mean termination of employment by reason of the optionee's commission of a felony, fraud, or willful misconduct which had resulted, or is likely to result, in substantial and material damage to the Corporation or a Subsidiary Corporation, all as the Board of Directors or the Committee, in its sole discretion, may determine.

                                    D.      If an optionee's employment shall
terminate voluntarily or involuntarily "for cause", all right to exercise his option shall terminate at the date of such termination of employment.

                  c. OPTION PRICE. The option price per share shall be determined by the Board of Directors or the Committee at the time an option is granted and shall be not less than 100 percent of the fair market value (110 percent in the case of a 10 Percent Shareholder) of a share of the common stock of the Corporation on the date of the grant as determined in good faith by the Board of Directors or the Committee. Fair market value at the time of payment shall be determined without regard to any restriction other than a restriction that, by its terms, will never lapse. The value of the stock should be the value of a share of stock not subject to the option. The words "subject to the option" might be interpreted as a direction to value the stock subject to a restriction, i.e., the option. The Board of Directors or the Committee may reprice the option price per share at its discretion at a price not less than 100 percent of the fair market value (110 percent in the case of a 10 Percent Shareholder) of a share of the common stock of the Corporation on the date of such repricing.

                  d. PAYMENT OF PURCHASE PRICE UPON EXERCISE. Each option shall provide that the purchase price of the shares for which an option may be exercised shall be paid to the Corporation at the time of exercise either in cash or with stock of the Corporation held by the Optionee for more than six months and having a fair market value equal to the purchase price.

                  e. NONTRANSFERABILITY. No option granted under the Plan shall be transferable other than by a will of an optionee or by the laws of descent and distribution. The words "the will" of the optionee suggest the wish of the optionee rather than the legal document governing the disposition of his property. During his lifetime, an option shall be exercisable only by an optionee or by the optionee's attorney-in-fact or conservator, unless such exercise by the attorney-in-fact or conservator of the optionee would disqualify the option as an incentive stock option under Section 422A of the Internal Revenue Code of 1986, as amended.

                  f. INVESTMENT REPRESENTATION. The shares of stock to be issued upon the exercise of all or any portion of any option granted under the Plan shall be issued on the condition that the optionee represents that the purchase of stock upon such exercise shall be for investment purposes and not with a view to resale, distribution, offering, transferring, mortgaging, pledging, hypothecating or otherwise disposing of any such stock under the circumstances which would constitute a public offering or distribution under the Securities Act of 1933 or the securities laws of any state. No shares of stock shall be issued upon the exercise of any option unless the Corporation shall have received from the optionee a written statement satisfactory to legal counsel for the Corporation containing the above representations, stating that certificates representing such shares may bear a legend restricting their transfer and stating that the Corporation's transfer agent or agents may be given instructions to stop transfer of any certificate bearing such legend. Such representation and restrictions provided for herein shall not be required if (1) an effective registration statement for such shares under the Securities Act of 1933 and any applicable state laws has been filed with the Securities and Exchange Commission and with the appropriate agency or commission of any state whose laws apply to the transaction, or (2) an opinion of counsel satisfactory to the Corporation has been delivered to the Corporation to the effect that registration is not required under the Securities Act of 1933 or under the applicable securities laws of any state.

                  g. ADJUSTMENTS IN EVENT OF CHANGE IN COMMON STOCK. Notwithstanding any other provision of the Plan, in the event of any change in the outstanding common stock of the Corporation by reason of any stock dividend, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, rights offering to purchase the common stock at a price substantially below fair market value or of any similar change affecting the common stock, the number and kind of shares which thereafter may be optioned and sold under the Plan and the number and kind of shares subject to option in outstanding option agreements and the purchase price per share thereof shall be appropriately adjusted consistent with such change in such manner as the Board of Directors or the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, an optionee under the Plan.

                  h. NO RIGHTS AS A SHAREHOLDER. No optionee shall have any rights as a shareholder with respect to any shares subject to his option prior to the date of issuance to him of a certificate or certificates for such shares.

                  i. NO RIGHTS TO CONTINUED EMPLOYMENT. The Plan and any option granted under the Plan shall neither confer upon any optionee any right with respect to continuance of employment by the Corporation or by any subsidiary of the Corporation, nor shall it interfere in any way with the right of the Corporation to terminate his employment at any time.

         6.       COMPLIANCE WITH OTHER LAWS AND REGULATIONS.

         The Plan, the grant and exercise of options under the Plan, and the obligation of the Corporation to sell and deliver shares under such options shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. The Corporation shall not be required to issue or deliver any certificates for shares of common stock prior to the completion of any registration or qualification of such shares under any federal or state law, or any ruling or regulation of any government body which the Corporation shall, in its sole discretion, determine to be necessary or advisable.

         7.       AMENDMENT AND DISCONTINUANCE.

         The Board of Directors of the Corporation may amend, suspend or discontinue the Plan; provided, however, that, subject to the provisions of
Section 5(g) no action of the Board of Directors of the Corporation or of the Board of Directors or the Committee may (i) increase the number of shares reserved for options pursuant to Section 2, (ii) permit the grant of any option at an option price less than the price determined in accordance with Section 5(c), (iii) shorten the period provided for in subparagraph (1) of Section 5(b) which must elapse between the date of the grant of an option and the date on which any part of an option may be exercised by an optionee, (iv) permit the granting of options which expire beyond the period provided for in Section 5(a), or (v) modify the requirements as to eligibility for participation in the Plan. Without the written consent of an optionee, no amendment or suspension of the Plan shall alter or impair any option previously granted to him under the Plan.

         8.       EFFECTIVE DATE.

         The effective date of the Plan shall be May 1, 1993, subject to the approval by stockholders of the Corporation holding not less than a majority of the shares present and voting at a meeting of shareholders prior to May 27, 1993. Notwithstanding the foregoing, options may be granted by the Board of Directors or the Committee as provided by the terms of the Plan subject to such subsequent stockholder approval. The Plan shall terminate on May 1, 2004.

         9.       NAME OF THE PLAN.

         The Plan shall be known as the T-Netix, Inc. 1993 Incentive Stock Option Plan.

         10.      EFFECT OF THE PLAN ON OTHER STOCK PLANS.

         The adoption of the Plan shall have no effect on awards made or to be made pursuant to other stock plans covering employees of the Corporation, a subsidiary corporation of the Corporation, a parent corporation or any predecessors or successors thereto.

PROXY

                                  T-NETIX, INC.
                     SOLICITED BY THE BOARD OF DIRECTORS FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                 MARCH 29, 1999


         The undersigned holder of common stock of T-NETIX, Inc., a Colorado corporation ("T-NETIX") acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders dated February 26, 1999, and, revoking any proxy heretofore given, hereby appoints Alvyn A. Schopp and Daniel M. Carney, and each of them, with full power to each of substitution as attorneys and proxies to appear and vote all shares of common stock of T-NETIX registered in the name(s) of the undersigned and held by the undersigned of record as of February 24, 1999, at the Special Meeting of Shareholders of T-NETIX to be held at 67 Inverness Drive East, Suite 100, Englewood, Colorado, on March 29, 1999, at 10:00 a.m., and at any postponements and adjournments thereof, upon the following items as set forth in the Notice of Special Meeting. All properly executed proxies will be voted as indicated. The proxy holders may, in their discretion, vote shares which have been voted in favor of the proposals to adjourn the Special Meeting to solicit additional proxies in favor of the proposals.



                               (To be continued and signed on the reverse side.)

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" ITEMS 1 and 2:

(1) A proposal to approve the issuance of up to 4,231,315 shares of common stock, $0.01 stated value, of T-NETIX, Inc. to the shareholders of Gateway Technologies, Inc., in accordance with the Agreement and Plan of Merger dated as of February 10, 1999, among T-NETIX, Inc., Gateway Technologies, Inc., and a wholly owned subsidiary of T-NETIX, Inc. called T-NETIX Acquisition Corp., pursuant to which T-NETIX Acquisition Corp. will be merged with and into Gateway Technologies, Inc. with Gateway Technologies, Inc. surviving said merger as a wholly owned subsidiary of T-NETIX, Inc.

         [  ] FOR          [  ] AGAINST              [  ] ABSTAIN

(2) A proposal in connection with the merger to amend T-NETIX, Inc.'s 1993 Incentive Stock Option Plan and T-NETIX, Inc.'s Non-Qualified Stock Option Plan to increase from 2,000,000 to 2,600,000 the number of shares subject to option under said stock option plans.



         [  ] FOR          [  ] AGAINST              [  ] ABSTAIN




THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO ITS EXERCISE. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1 AND 2. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS MADE IT WILL BE VOTED "FOR" PROPOSALS 1 AND 2. PROPOSAL 2 WILL NOT BE CARRIED OUT UNLESS BOTH PROPOSALS 1 AND 2 ARE APPROVED BY THE SHAREHOLDERS.



        WE DO         DO NOT EXPECT TO ATTEND THIS MEETING.
------        -------

Date
     ------------------------------------



-----------------------------------------
Signature



-----------------------------------------
Signature if Held Jointly


PLEASE DATE AND SIGN EXACTLY AS YOUR NAME(S) APPEAR ABOVE. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE. ALL JOINT OWNERS SHOULD SIGN. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AN AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

   WHETHER OR NOT YOU PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND RETURN THIS
      PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.